                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8282

                              Loomis Sayles Funds I
               (Exact name of registrant as specified in charter)

             399 Boylston Street, Boston, Massachusetts      02116
              (Address of principal executive offices)    (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

This Form N-CSR/A is being filed SOLELY to amend and restate the Section 302 certification attached to the N-CSR filed on December 2, 2004 (Accession No. 0001193125-04-206442) in order to correct a clerical error within such certification.

Item 1. Reports to Stockholders.

The Registrant's annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

FUND AND MANAGER REVIEW



LOOMIS SAYLES AGGRESSIVE GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell Midcap Growth Index, for the 12 months ended September 30, 2004. The Fund posted solid gains of over 10% during the 12-month period. These returns compare favorably to our peers but did not match the gains of the Index. Underperformance was primarily due to the fact that many of the stocks that had performed well early in 2003 suffered the most during the market correction last December, as well as during the challenging final three months of the fiscal year.

For the year as a whole, technology and consumer discretionary stocks had the greatest positive influence on performance. In both sectors, we invested in companies that consistently beat expectations and raised guidance. Most of these winners were primarily dependent on innovative new products and services rather than on the economy to drive their growth.

Despite some big winners in the biotechnology industry, the Fund's healthcare holdings were among the biggest detractors to performance. In addition, we underweighted the financials sector for most of the year and therefore missed much of the appreciation in that group. The Fund also suffered from poor stock selections in financials.

Early in the year, our primary focus was on companies leveraged to the cyclical rebound, including technology and energy companies, as well as on companies positioned to benefit from continued strength in consumer spending. Nevertheless, at this point in the economic cycle, with profits starting to decelerate and the Federal Reserve committed to a measured pace of rate hikes, we are trying to strike a balance between cyclical industries on the one hand and more defensive, non-cyclicals and financials on the other. As always, the fundamentals of individual companies override our top-down inclinations.

OUTLOOK | Near term, earnings growth may be the primary driver of stock appreciation. Higher-beta names--securities that are more volatile than the market as a whole--should lead the market, particularly technology, which is oversold and out of favor. Financials also should benefit in this environment, especially the asset management companies and asset-sensitive banks. Longer-term, we are more cautious in the face of rising interest rates and decelerating profits. In particular, we are long-term bulls on energy, given the imbalance between supply and demand, and on biotech, where many emerging companies offer encouraging products. We are long-term bearish on technology, as we believe the overcapacity of the tech "bubble" still needs to be absorbed.

 KEY FUND FACTS
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent

 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in IPOs) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 1.00%; Retail: 1.25%

 TOTAL NET ASSETS | $50.6 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

 [PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                 SINCE
                                              1 YEAR 5 YEARS INCEPTION
         -------------------------------------------------------------
         LOOMIS SAYLES AGGRESSIVE GROWTH FUND:
           INSTITUTIONAL                      13.22%  -3.94%   8.01%
           RETAIL                             12.93   -4.22    7.71
         LIPPER MID-CAP GROWTH FUNDS INDEX(a) 11.22   -0.99    4.46
         RUSSELL MIDCAP GROWTH INDEX(a)       13.68    0.63    6.40

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)(c)

                                    [CHART]
                        Loomis Sayles        Lipper
                         Aggressive         Mid Cap         Russell
                           Growth         Growth Funds       Midcap
                            Fund             Index        Growth Index
                       -------------      ------------    ------------
        12/31/1996         250,000          250,000         250,000
         1/31/1997         265,500          256,397         261,061
         2/28/1997         257,243          239,354         255,313
         3/31/1997         240,754          221,150         240,886
         4/30/1997         243,498          219,235         246,786
         5/31/1997         265,486          247,788         268,901
         6/30/1997         267,982          258,228         276,343
         7/31/1997         295,235          273,998         302,793
         8/31/1997         288,475          273,237         299,837
         9/30/1997         314,235          292,801         315,012
        10/31/1997         307,228          276,403         299,240
        11/30/1997         297,735          271,981         302,386
        12/31/1997         306,607          278,351         306,356
         1/31/1998         290,602          273,087         300,840
         2/28/1998         313,821          296,284         329,124
         3/31/1998         324,491          311,625         342,920
         4/30/1998         333,025          312,981         347,577
         5/31/1998         318,072          294,737         333,279
         6/30/1998         334,358          308,295         342,709
         7/31/1998         317,272          287,776         328,029
         8/31/1998         252,961          225,733         265,422
         9/30/1998         280,433          249,272         285,500
        10/31/1998         299,390          258,441         306,521
        11/30/1998         301,785          278,080         327,197
        12/31/1998         341,983          313,952         361,083
         1/31/1999         345,300          329,536         371,908
         2/28/1999         338,394          303,940         353,720
         3/31/1999         434,058          325,607         373,420
         4/30/1999         456,195          338,963         390,435
         5/31/1999         473,074          337,552         385,412
         6/30/1999         535,000          364,759         412,319
         7/31/1999         530,827          359,767         399,191
         8/31/1999         561,774          357,945         395,042
         9/30/1999         555,145          368,394         391,679
        10/31/1999         695,041          400,964         421,963
        11/30/1999         815,700          451,259         465,661
        12/31/1999       1,018,402          545,390         546,293
         1/31/2000       1,046,917          536,026         546,182
         2/29/2000       1,423,493          670,359         661,006
         3/31/2000       1,292,817          623,177         661,685
         4/30/2000       1,170,516          540,968         597,454
         5/31/2000       1,052,645          492,337         553,903
         6/30/2000       1,201,700          568,843         612,677
         7/31/2000       1,173,099          545,247         573,879
         8/31/2000       1,388,480          616,555         660,427
         9/30/2000       1,377,234          586,921         628,140
        10/31/2000       1,166,792          539,463         585,150
        11/30/2000         873,461          426,655         457,993
        12/31/2000         961,331          457,408         482,109
         1/31/2001         881,925          463,620         509,649
         2/28/2001         688,607          394,076         421,494
         3/31/2001         589,930          352,264         361,172
         4/30/2001         686,029          398,709         421,375
         5/31/2001         654,129          401,997         419,393
         6/30/2001         634,178          400,428         419,614
         7/31/2001         570,887          379,366         391,316
         8/31/2001         498,556          353,948         362,953
         9/30/2001         397,199          302,898         302,968
        10/31/2001         435,847          319,762         334,814
        11/30/2001         480,957          346,026         370,860
        12/31/2001         486,825          361,034         384,958
         1/31/2002         470,126          347,226         372,458
         2/28/2002         422,691          329,962         351,343
         3/31/2002         457,859          350,761         378,158
         4/30/2002         433,821          339,101         358,137
         5/31/2002         405,709          327,786         347,451
         6/30/2002         367,045          298,335         309,107
         7/31/2002         330,414          266,160         279,076
         8/31/2002         325,128          262,987         278,104
         9/30/2002         313,423          246,647         256,009
        10/31/2002         326,023          259,085         275,839
        11/30/2002         350,637          274,472         297,429
        12/31/2002         309,052          258,247         279,459
         1/31/2003         305,250          254,417         276,716
         2/28/2003         302,625          250,489         274,309
         3/31/2003         303,805          254,073         279,417
         4/30/2003         326,652          271,896         298,442
         5/31/2003         362,975          294,377         327,158
         6/30/2003         363,266          298,986         331,824
         7/31/2003         382,591          310,778         343,682
         8/31/2003         417,445          326,063         362,609
         9/30/2003         401,040          315,122         355,578
        10/31/2003         440,302          339,841         384,234
        11/30/2003         443,516          347,922         394,516
        12/31/2003         432,960          349,706         398,822
         1/31/2004         450,235          358,542         411,991
         2/29/2004         441,141          363,487         418,902
         3/31/2004         451,110          363,400         418,102
         4/30/2004         432,389          351,872         406,298
         5/31/2004         430,314          359,534         415,886
         6/30/2004         434,875          368,183         422,505
         7/31/2004         440,181          342,024         394,524
         8/31/2004         452,418          336,100         389,660
         9/30/2004         454,075          350,478         404,208


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW



LOOMIS SAYLES MID CAP GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell Midcap Growth Index, for the 12 months ended September 30, 2004. Underperformance was primarily due to the fact that many of the stocks that had performed well early in 2003 suffered the most during the market correction last December, as well as during the challenging final three months of the fiscal year. In particular, poor results from the Fund's healthcare and consumer discretionary holdings led to underperformance in the third calendar quarter of 2004.

For the year as a whole, technology and consumer discretionary stocks had the greatest positive influence on performance. In both sectors, we invested in companies that consistently beat expectations and raised guidance. Most of these winners were primarily dependent on innovative new products and services rather than on the economy to drive their growth.

Despite some big winners in the biotechnology industry, the Fund's healthcare holdings were among the biggest detractors to performance. In addition, we underweighted the financials sector for most of the year and therefore missed much of the appreciation in that group. The Fund also suffered from poor stock selections in financials.

Early in the year, our primary focus was on companies leveraged to the cyclical rebound, including technology and energy companies, as well as on companies positioned to benefit from continued strength in consumer spending. Nevertheless, at this point in the economic cycle, with profits starting to decelerate and the Federal Reserve committed to a measured pace of rate hikes, we are trying to strike a balance between cyclical industries on the one hand and more defensive, non-cyclicals and financials on the other. As always, the fundamentals of individual companies override our top-down inclinations.

OUTLOOK | Near term, earnings growth may be the primary driver of stock appreciation. Higher-beta names--securities that are more volatile than the market as a whole--should lead the market, particularly technology, which is oversold and out of favor. Financials also should benefit in this environment, especially the asset management companies and asset-sensitive banks. Longer-term, we are more cautious in the face of rising interest rates and decelerating profits. In particular, we are long-term bulls on energy, given the imbalance between supply and demand, and on biotech, where many emerging companies offer encouraging products. We are long-term bearish on technology, as we believe the overcapacity of the tech "bubble" still needs to be absorbed.

The Fund is closed to new investors.

 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents

 STRATEGY | Invests at least 80% of its assets in common stock or other equity securities of companies with market capitalization that fall within the capitalization range of the Russell Midcap Growth Index

 FUND INCEPTION DATE | 2/28/01

 EXPENSE RATIO | 0.90%

 TOTAL NET ASSETS | $8.6 million

 [PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH
[PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                             SINCE
             DESCRIPTION                          1 YEAR INCEPTION
             -----------------------------------------------------
             LOOMIS SAYLES MID CAP GROWTH FUND    12.46%   -9.98%
             LIPPER MID-CAP GROWTH FUNDS INDEX(a) 11.22    -3.22
             RUSSELL MIDCAP GROWTH INDEX(a)       13.68    -1.16

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)

                                    [CHART]

                                                Lipper
                                                Mid-Cap           Russell
                         Loomis Sayles           Growth            Midcap
                         Mid Cap Growth          Funds             Growth
                              Fund               Index             Index
                         --------------       ----------        -----------
      2/28/2001            2,500,000           2,500,000         2,500,000
      3/31/2001            2,212,500           2,234,746         2,142,213
      4/30/2001            2,572,474           2,529,397         2,499,294
      5/31/2001            2,460,057           2,550,254         2,487,536
      6/30/2001            2,385,025           2,540,300         2,488,846
      7/31/2001            2,145,091           2,406,684         2,321,004
      8/31/2001            1,882,532           2,245,433         2,152,774
      9/30/2001            1,497,554           1,921,570         1,796,985
     10/31/2001            1,645,063           2,028,555         1,985,876
     11/30/2001            1,820,098           2,195,173         2,199,676
     12/31/2001            1,842,667           2,290,384         2,283,291
      1/31/2002            1,777,621           2,202,790         2,209,151
      2/28/2002            1,595,060           2,093,265         2,083,914
      3/31/2002            1,727,609           2,225,216         2,242,963
      4/30/2002            1,640,019           2,151,243         2,124,210
      5/31/2002            1,535,058           2,079,464         2,060,829
      6/30/2002            1,385,083           1,892,628         1,833,400
      7/31/2002            1,250,037           1,688,512         1,655,275
      8/31/2002            1,230,037           1,668,377         1,649,513
      9/30/2002            1,185,017           1,564,722         1,518,462
     10/31/2002            1,232,537           1,643,623         1,636,078
     11/30/2002            1,327,565           1,741,242         1,764,136
     12/31/2002            1,170,116           1,638,309         1,657,550
      1/31/2003            1,155,138           1,614,009         1,641,277
      2/28/2003            1,145,089           1,589,093         1,627,005
      3/31/2003            1,152,646           1,611,832         1,657,302
      4/30/2003            1,240,132           1,724,897         1,770,143
      5/31/2003            1,377,663           1,867,519         1,940,467
      6/30/2003            1,377,663           1,896,753         1,968,141
      7/31/2003            1,452,608           1,971,566         2,038,472
      8/31/2003            1,590,170           2,068,530         2,150,734
      9/30/2003            1,525,132           1,999,120         2,109,033
     10/31/2003            1,675,205           2,155,940         2,279,001
     11/30/2003            1,685,256           2,207,202         2,339,985
     12/31/2003            1,647,675           2,218,524         2,365,525
      1/31/2004            1,707,650           2,274,577         2,443,631
      2/29/2004            1,677,595           2,305,948         2,484,625
      3/31/2004            1,715,173           2,305,398         2,479,877
      4/30/2004            1,685,158           2,232,260         2,409,868
      5/31/2004            1,757,620           2,280,870         2,466,737
      6/30/2004            1,822,652           2,335,736         2,505,992
      7/31/2004            1,672,647           2,169,785         2,340,029
      8/31/2004            1,625,144           2,132,208         2,311,181
      9/30/2004            1,715,000           2,223,417         2,397,468


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) The mountain chart is based on the Fund's minimum initial investment of $2,500,000.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL CAP GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. The Fund's underperformance was primarily due to weakness in the technology and financial services areas. Technology proved to be a difficult sector for most of the year. Investors were skeptical of the sustainability of any rally in technology holdings, especially in the semiconductor area. Therefore, most rallies were short-lived. In the financials sector, capital-market-sensitive names, such as Knight Trading Group and eSpeed, dragged down performance.

The Fund's consumer discretionary sector was the largest positive contributor to returns. Good stock selection in an array of consumer-related industries helped performance. In particular, Ask Jeeves and Net Flix surged on strong demand for their services. The energy sector also posted solid gains, with every one of the Fund's energy stocks up for the year. Evergreen Resources rose more than 40% and was our strongest contributor in this sector.

Throughout the year we increased exposure to energy, financials and materials and processing companies, because many delivered solid results with good future prospects. We reduced the Fund's technology weighting, as investors worried about the sustainability in earnings growth for many tech-related industries.

OUTLOOK | The third quarter was difficult, as investors worried about terrorism, the war in Iraq, increasing energy prices, and the effects of a tightening Federal Reserve monetary policy. Yet, we remain optimistic on the market near term. The fourth quarter is generally a seasonally positive period for equities, and we believe this year should be no different. Nevertheless, the market may trade within a narrow range until after the election. But as investors look toward next year, we believe the market may be setting up for a rally, due to modest valuations in many sectors and reduced expectations for the market in general.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest companies

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 1.00%; Retail: 1.25%

 TOTAL NET ASSETS | $30.5 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

 [PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                  SINCE
                                               1 YEAR 5 YEARS INCEPTION
        ---------------------------------------------------------------
        LOOMIS SAYLES SMALL CAP GROWTH FUND:
          INSTITUTIONAL                         4.31% -10.64%    0.08%
          RETAIL                                3.91  -10.90    -0.18
        LIPPER SMALL-CAP GROWTH FUNDS INDEX(a)  8.17    2.94     5.01
        RUSSELL 2000 INDEX(a)                  18.77    7.41     7.45
        RUSSELL 2000 GROWTH INDEX(a)           11.92   -0.68     2.22

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)(c)

                                    [CHART]

                                     Lipper        Russell
                                   Small-Cap         2000          Russell
                                  Growth Funds      Growth           2000
                      Value          Index           Index          Index
                      -----          -----           -----          -----
12/31/1996           250,000        250,000         250,000        250,000
 1/31/1997           256,500        255,797         256,245        254,996
 2/28/1997           237,493        237,326         240,769        248,813
 3/31/1997           212,747        220,207         223,779        237,073
 4/30/1997           208,747        216,928         221,191        237,734
 5/31/1997           242,752        247,023         254,436        264,182
 6/30/1997           257,001        260,237         263,063        275,503
 7/31/1997           277,741        275,899         276,542        288,323
 8/31/1997           282,491        280,282         284,841        294,920
 9/30/1997           313,734        303,870         307,571        316,506
10/31/1997           291,741        288,334         289,097        302,603
11/30/1997           288,503        281,817         282,204        300,645
12/31/1997           298,572        278,064         282,363        305,908
 1/31/1998           288,809        273,937         278,596        301,080
 2/28/1998           320,202        296,085         303,193        323,343
 3/31/1998           334,707        309,478         315,911        336,678
 4/30/1998           330,222        311,729         317,848        338,541
 5/31/1998           302,516        289,667         294,756        320,308
 6/30/1998           332,042        298,156         297,767        320,982
 7/31/1998           299,336        275,720         272,902        294,997
 8/31/1998           231,806        215,500         209,905        237,715
 9/30/1998           259,228        227,024         231,187        256,318
10/31/1998           269,520        235,975         243,245        266,771
11/30/1998           303,264        255,166         262,115        280,748
12/31/1998           354,424        280,746         285,834        298,121
 1/31/1999           364,702        287,535         298,691        302,083
 2/28/1999           341,763        259,868         271,368        277,616
 3/31/1999           367,873        271,613         281,033        281,950
 4/30/1999           371,295        282,219         305,852        307,215
 5/31/1999           364,426        283,757         306,336        311,702
 6/30/1999           419,017        310,316         322,473        325,797
 7/31/1999           406,614        309,220         312,501        316,858
 8/31/1999           418,487        304,885         300,814        305,131
 9/30/1999           441,420        315,937         306,616        305,198
10/31/1999           498,098        334,359         314,470        306,434
11/30/1999           550,847        376,545         347,721        324,731
12/31/1999           679,800        452,471         409,007        361,491
 1/31/2000           667,428        447,759         405,201        355,685
 2/29/2000           908,703        578,948         499,476        414,422
 3/31/2000           788,481        533,505         446,973        387,099
 4/30/2000           725,166        467,554         401,845        363,805
 5/31/2000           627,051        429,327         366,657        342,602
 6/30/2000           701,420        504,937         414,022        372,467
 7/31/2000           629,454        472,086         378,540        360,483
 8/31/2000           734,950        522,857         418,358        387,989
 9/30/2000           711,506        496,964         397,574        376,585
10/31/2000           641,849        459,679         365,301        359,775
11/30/2000           476,188        381,396         298,975        322,843
12/31/2000           556,378        415,131         317,270        350,570
 1/31/2001           531,174        427,780         342,949        368,822
 2/28/2001           413,519        373,014         295,939        344,622
 3/31/2001           352,235        336,786         269,033        327,764
 4/30/2001           416,835        373,146         301,970        353,405
 5/31/2001           405,331        383,257         308,964        362,092
 6/30/2001           415,180        392,921         317,390        374,595
 7/31/2001           356,598        371,018         290,313        354,318
 8/31/2001           316,374        349,053         272,183        342,874
 9/30/2001           247,816        294,576         228,265        296,719
10/31/2001           276,439        316,162         250,225        314,083
11/30/2001           297,476        340,661         271,112        338,398
12/31/2001           309,256        361,298         287,991        359,285
 1/31/2002           294,380        350,373         277,746        355,548
 2/28/2002           257,612        329,170         259,769        345,804
 3/31/2002           273,610        356,082         282,348        373,597
 4/30/2002           263,514        346,687         276,239        377,002
 5/31/2002           250,891        332,779         260,087        360,270
 6/30/2002           229,290        308,052         238,032        342,394
 7/31/2002           196,731        264,364         201,449        290,682
 8/31/2002           194,488        263,980         201,355        289,942
 9/30/2002           178,209        247,970         186,811        269,120
10/31/2002           189,722        258,551         196,260        277,749
11/30/2002           200,668        280,207         215,716        302,536
12/31/2002           180,742        261,487         200,840        285,691
 1/31/2003           174,850        254,582         195,384        277,784
 2/28/2003           172,612        246,649         190,173        269,391
 3/31/2003           170,920        251,735         193,052        272,859
 4/30/2003           188,884        272,540         211,323        298,731
 5/31/2003           209,926        300,331         235,137        330,789
 6/30/2003           214,145        310,509         239,668        336,775
 7/31/2003           229,028        328,666         257,786        357,847
 8/31/2003           247,282        346,094         271,633        374,254
 9/30/2003           241,100        337,594         264,757        367,346
10/31/2003           261,039        368,222         287,629        398,194
11/30/2003           269,731        378,027         297,006        412,325
12/31/2003           259,077        378,566         298,334        420,691
 1/31/2004           277,601        396,277         314,007        438,968
 2/29/2004           266,663        394,788         313,521        442,903
 3/31/2004           265,543        392,059         314,986        447,031
 4/30/2004           254,045        372,901         299,175        424,239
 5/31/2004           262,175        380,679         305,126        430,991
 6/30/2004           272,557        391,533         315,278        449,142
 7/31/2004           247,563        356,991         286,979        418,900
 8/31/2004           236,893        345,426         280,801        416,747
 9/30/2004           251,533        365,160         296,328        436,311


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL CAP VALUE FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. The Fund's outperformance was fueled by the continued rotation away from the lower-quality stocks in 2003 into attractively-valued, fundamentally sound equities. Our long-standing investment discipline, which emphasizes undervalued, under-followed or misunderstood small companies, typically favors higher-quality characteristics, such as positive earnings and cash flows, superior earnings visibility, and better balance sheets. As a result, stock selection was positive during the period in the transportation, consumer staples and consumer discretionary sectors.

Within the transportation industry, an improving economy increased freight volumes, and transportation capacity was relatively stable. Our holdings in trucking (Landstar and Old Dominion) and rail service (Genesee & Wyoming) were particularly positive. Within staples, grocery supplier Smart & Final, and cereal and snack manufacturer Ralcorp were solid performers. In consumer discretionary, contribution was broad based, with Cole National and Fossil Inc. leading the way.

Although absolute returns in the materials sector were strong, our holdings were somewhat conservatively positioned during what turned out to be an exceptional rally driven by higher commodity prices. Within producer durables, good performance from select industrial and defense-oriented stocks was offset by weakness in technology-oriented industrials serving the telecommunication and semiconductor equipment industries. Technology was the weakest sector for the year, and although our stock selection was favorable, we entered the year modestly overweight in the sector.

OUTLOOK | With solid earnings growth and relatively flat stock prices this year, valuation levels look reasonable. Interest rates are low, and corporate balance sheets appear to be in good shape. We expect continued earnings growth but at a somewhat slower pace during the next several quarters, as the recovery matures and higher raw materials and energy prices work their way through the economy. Long term, the economy should continue to expand, corporate earnings should grow, inflation should remain tame, and interest rates, although increasing, should move up in a measured fashion.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index

 FUND INCEPTION DATE | 5/13/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91; Retail: 1/2/97; Admin; 1/2/98

 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%

 TOTAL NET ASSETS | $582.4 million

[PHOTO]        [PHOTO]

Joseph Gatz Daniel Thelen
JOSEPH GATZ DANIEL THELEN

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                         SINCE
                                          1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
  ----------------------------------------------------------------------------
  LOOMIS SAYLES SMALL CAP VALUE FUND:
    INSTITUTIONAL                         23.84%  13.30%  14.00%     14.96%
    RETAIL(a)                             23.51   13.03   13.77      14.79
    ADMIN(a)                              23.25   12.74   13.37      14.42
  LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c) 21.99   10.50   11.64       N/A
  RUSSELL 2000 VALUE INDEX(c)             25.66   14.71   13.41      14.60
  RUSSELL 2000 INDEX(c)                   18.77    7.41    9.87      11.03

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(d)(e)

                                    [CHART]

                 Loomis Sayles      Lipper Small
                   Small Cap         -Cap Core        Russell 2000     Russell
                   Value Fund        Funds Index       Value Index   2000 Index
                 -------------      -------------     ------------   ----------
 5/13/1991        $  250,000         $  250,000       $  250,000     $  250,000
 5/31/1991           255,500            250,000          261,728        261,916
 6/30/1991           246,500            250,000          249,473        246,653
 7/31/1991           266,000            250,000          255,952        255,308
 8/31/1991           286,250            250,000          263,720        264,758
 9/30/1991           286,500            250,000          264,026        266,831
10/31/1991           292,250            250,000          267,028        273,889
11/30/1991           285,000            250,000          256,192        261,221
12/31/1991           326,192            250,000          272,804        282,138
 1/31/1992           359,360            265,945          295,624        304,999
 2/29/1992           379,469            273,568          309,725        313,896
 3/31/1992           359,099            264,312          306,355        303,271
 4/30/1992           340,817            255,365          302,112        292,646
 5/31/1992           341,340            254,825          310,327        296,538
 6/30/1992           311,567            245,833          300,278        282,514
 7/31/1992           320,185            252,555          311,590        292,344
 8/31/1992           309,739            248,421          305,517        284,095
 9/30/1992           313,134            249,627          311,285        290,647
10/31/1992           323,058            258,944          318,551        299,885
11/30/1992           353,875            277,051          338,259        322,832
12/31/1992           368,973            287,564          352,287        334,079
 1/31/1993           385,875            296,024          370,979        345,386
 2/28/1993           376,994            289,261          372,463        337,409
 3/31/1993           392,750            297,159          386,591        348,358
 4/30/1993           382,724            287,452          377,301        338,796
 5/31/1993           399,053            298,214          389,167        353,787
 6/30/1993           401,058            300,514          392,856        355,994
 7/31/1993           410,798            303,304          399,600        360,909
 8/31/1993           432,856            312,400          415,222        376,501
 9/30/1993           452,622            317,447          425,169        387,126
10/31/1993           464,941            324,170          434,894        397,090
11/30/1993           447,179            316,166          423,565        384,020
12/31/1993           460,032            325,338          436,038        397,150
 1/31/1994           469,799            333,938          451,601        409,602
 2/28/1994           462,637            333,304          450,293        408,121
 3/31/1994           435,940            320,340          430,084        386,573
 4/30/1994           431,056            319,794          434,322        388,871
 5/31/1994           424,545            320,604          433,699        384,504
 6/30/1994           414,452            310,196          422,386        371,448
 7/31/1994           416,731            314,670          430,189        377,550
 8/31/1994           436,266            329,162          447,122        398,589
 9/30/1994           435,940            329,749          442,378        397,254
10/31/1994           433,019            331,467          434,283        395,686
11/30/1994           415,785            323,070          416,763        379,706
12/31/1994           421,856            325,868          429,306        389,907
 1/31/1995           423,163            329,229          427,200        384,988
 2/28/1995           439,582            342,338          443,008        401,003
 3/31/1995           450,088            349,588          445,199        407,909
 4/30/1995           451,393            355,463          458,439        416,979
 5/31/1995           460,602            359,779          468,257        424,149
 6/30/1995           473,084            374,109          484,258        446,152
 7/31/1995           504,591            394,788          501,926        471,851
 8/31/1995           528,862            407,916          516,837        481,612
 9/30/1995           538,699            414,898          524,553        490,213
10/31/1995           510,794            400,223          503,602        468,290
11/30/1995           535,415            412,187          523,618        487,965
12/31/1995           557,206            426,052          539,838        500,839
 1/31/1996           558,321            429,170          543,420        500,301
 2/29/1996           586,348            444,379          551,937        515,895
 3/31/1996           599,834            455,506          563,523        526,396
 4/30/1996           635,464            486,931          578,898        554,543
 5/31/1996           661,646            508,903          593,556        576,396
 6/30/1996           646,031            485,793          586,548        552,727
 7/31/1996           609,659            446,334          555,366        504,450
 8/31/1996           640,203            469,085          579,461        533,738
 9/30/1996           661,842            488,809          595,280        554,597
10/31/1996           671,571            479,658          602,183        546,049
11/30/1996           703,672            496,987          634,587        568,549
12/31/1996           726,893            505,760          655,187        583,449
 1/31/1997           739,832            517,036          665,260        595,109
 2/28/1997           730,214            503,508          671,575        580,680
 3/31/1997           714,296            478,111          653,562        553,280
 4/30/1997           707,581            478,242          663,172        554,822
 5/31/1997           784,495            529,245          715,970        616,546
 6/30/1997           821,288            559,170          752,202        642,968
 7/31/1997           868,348            592,820          783,774        672,887
 8/31/1997           886,496            607,321          796,217        688,283
 9/30/1997           939,332            652,898          849,164        738,661
10/31/1997           909,743            626,902          826,076        706,213
11/30/1997           906,377            618,871          835,128        701,645
12/31/1997           915,712            618,206          863,435        713,926
 1/31/1998           895,567            609,161          847,814        702,659
 2/28/1998           958,973            654,637          899,067        754,616
 3/31/1998         1,001,743            685,496          935,534        785,738
 4/30/1998           997,335            692,091          940,158        790,086
 5/31/1998           954,549            656,163          906,874        747,534
 6/30/1998           942,236            653,811          901,752        749,107
 7/31/1998           881,273            606,640          831,121        688,464
 8/31/1998           730,311            489,398          700,960        554,778
 9/30/1998           767,192            509,982          740,546        598,194
10/31/1998           807,546            530,915          762,535        622,590
11/30/1998           853,253            560,518          783,175        655,209
12/31/1998           905,814            595,725          807,733        695,755
 1/31/1999           863,331            591,259          789,399        705,001
 2/28/1999           802,380            542,960          735,503        647,899
 3/31/1999           802,861            545,426          729,435        658,014
 4/30/1999           868,294            582,266          796,024        716,977
 5/31/1999           885,747            594,314          820,492        727,450
 6/30/1999           926,669            628,657          850,200        760,345
 7/31/1999           915,178            625,223          830,023        739,482
 8/31/1999           884,702            602,297          799,682        712,114
 9/30/1999           865,239            601,830          783,694        712,270
10/31/1999           856,760            607,069          768,013        715,155
11/30/1999           874,580            646,203          771,994        757,856
12/31/1999           909,126            715,909          795,713        843,645
 1/31/2000           875,398            702,150          774,905        830,097
 2/29/2000           937,288            801,151          822,268        967,176
 3/31/2000           990,432            789,758          826,123        903,410
 4/30/2000           992,512            745,843          831,013        849,047
 5/31/2000           950,033            714,136          818,331        799,563
 6/30/2000           981,194            777,128          842,243        869,262
 7/31/2000           997,580            752,970          870,306        841,295
 8/31/2000         1,059,929            820,051          909,215        905,486
 9/30/2000         1,044,030            798,977          904,060        878,874
10/31/2000         1,063,449            774,942          900,851        839,641
11/30/2000         1,029,312            697,771          882,512        753,451
12/31/2000         1,119,891            765,544          977,337        818,159
 1/31/2001         1,151,024            792,794        1,004,314        860,755
 2/28/2001         1,121,558            742,434        1,002,928        804,277
 3/31/2001         1,081,182            707,334          986,842        764,935
 4/30/2001         1,140,647            763,688        1,032,519        824,776
 5/31/2001         1,173,954            791,519        1,059,070        845,048
 6/30/2001         1,219,738            815,994        1,101,681        874,227
 7/31/2001         1,226,813            797,090        1,076,976        826,906
 8/31/2001         1,212,582            774,784        1,073,245        800,198
 9/30/2001         1,084,412            673,267          954,769        692,481
10/31/2001         1,122,583            713,264          979,707        733,006
11/30/2001         1,190,948            766,270        1,050,104        789,753
12/31/2001         1,275,148            820,091        1,114,398        838,499
 1/31/2002         1,273,363            810,375        1,129,190        829,778
 2/28/2002         1,284,314            788,738        1,136,065        807,036
 3/31/2002         1,358,933            849,341        1,221,145        871,899
 4/30/2002         1,362,602            853,515        1,264,131        879,845
 5/31/2002         1,337,530            821,702        1,222,322        840,796
 6/30/2002         1,292,856            775,677        1,195,260        799,078
 7/31/2002         1,124,139            670,247        1,017,670        678,393
 8/31/2002         1,142,462            673,799        1,013,148        676,665
 9/30/2002         1,056,321            626,103          940,778        628,071
10/31/2002         1,074,067            648,354          954,930        648,208
11/30/2002         1,127,877            696,200        1,031,134        706,057
12/31/2002         1,106,448            662,377          987,077        666,744
 1/31/2003         1,077,680            643,007          959,285        648,291
 2/28/2003         1,054,402            622,929          927,036        628,702
 3/31/2003         1,057,460            628,189          936,937        636,798
 4/30/2003         1,144,277            680,497        1,025,932        697,177
 5/31/2003         1,215,795            740,279        1,130,685        771,993
 6/30/2003         1,241,448            757,321        1,149,843        785,964
 7/31/2003         1,289,120            796,158        1,207,184        835,142
 8/31/2003         1,337,977            830,662        1,253,039        873,432
 9/30/2003         1,304,394            812,622        1,238,666        857,310
10/31/2003         1,412,528            876,479        1,339,669        929,304
11/30/2003         1,453,633            908,054        1,391,094        962,283
12/31/2003         1,488,520            933,305        1,441,403        981,806
 1/31/2004         1,522,458            962,874        1,491,241      1,024,461
 2/29/2004         1,551,994            979,629        1,520,117      1,033,645
 3/31/2004         1,577,757            990,251        1,541,139      1,043,278
 4/30/2004         1,523,167            956,217        1,461,439        990,088
 5/31/2004         1,535,047            964,540        1,479,080      1,005,846
 6/30/2004         1,603,357          1,005,716        1,554,201      1,048,206
 7/31/2004         1,536,818            952,723        1,482,754        977,627
 8/31/2004         1,558,794            944,388        1,497,299        972,602
 9/30/2004         1,615,579            991,351        1,556,525      1,018,262


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 9 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL COMPANY GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. Our focus on the smaller-cap names in the Fund's universe of stocks was a negative influence on performance during the period. Much of the Fund's underperformance for the fiscal year occurred in the final calendar quarter of 2003 and the first calendar quarter of 2004, when investors focused on the larger, more liquid stocks in the benchmark.

The Fund's technology sector suffered the greatest setbacks during the fiscal year. Early in the period, investors rotated out of volatile sectors, such as technology. Then, as the year progressed, the sector's fundamentals showed signs of erosion, putting further downward pressure on technology stocks. In particular, shares of technology companies Microsemi Corp. and Silicon Storage Technology Inc. fell as evidence grew that the rebound in tech fundamentals had peaked. In addition to technology, the healthcare and producer durables sectors also dragged down Fund performance, primarily due to unfavorable stock selections.

On the bright side, the consumer discretionary sector offered the greatest positive contribution to the Fund's one-year performance. Energy also was a significant positive contributor, largely due to good stock choices and an overall positive environment for energy holdings. In particular, the Fund realized strong gains from Quicksilver Resources, an energy exploration and development company that benefited from strong demand and rising worldwide energy prices.

OUTLOOK | In the near term, we believe the market has the potential to post strong gains, as long as the economy regains momentum, the presidential election goes off without a major incident, and oil prices ease from their recent peaks. Longer term, we expect average gains for stocks, as the threat of higher inflation and interest rates may serve to depress earnings multiples.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index

 FUND INCEPTION DATE | 5/7/99

 EXPENSE RATIO | 0.90%

 TOTAL NET ASSETS | $20.8 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

[PHOTO]

Phil Fine
PHIL FINE


 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                    SINCE
      FUND NAME                               1 YEAR 5 YEARS INCEPTION(a)
      -------------------------------------------------------------------
      LOOMIS SAYLES SMALL COMPANY GROWTH FUND -5.32%  -7.40%    -4.17%
      LIPPER SMALL-CAP GROWTH FUNDS INDEX(b)   8.17    2.94      4.87
      RUSSELL 2000 GROWTH INDEX(b)            11.92   -0.68     -0.58
      RUSSELL 2000 INDEX(b)                   18.77    7.41      6.69

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

               Loomis Sayles
               Small Company   Lipper Small-Cap    Russell 2000   Russell 2000
               Growth Fund     Growth Funds Index  Growth Index      Index
               ------------    ------------------  ------------   ------------
  5/7/1999       3,000,000          3,000,000       3,000,000      3,000,000
 5/31/1999       2,934,000          3,016,354       3,004,753      3,043,821
 6/30/1999       3,396,105          3,298,675       3,163,029      3,181,461
 7/31/1999       3,273,166          3,287,027       3,065,220      3,094,164
 8/31/1999       3,315,063          3,240,941       2,950,585      2,979,653
 9/30/1999       3,501,038          3,358,429       3,007,498      2,980,303
10/31/1999       3,950,921          3,554,247       3,084,532      2,992,374
11/30/1999       4,337,716          4,002,685       3,410,680      3,171,047
12/31/1999       5,330,619          4,809,787       4,011,818      3,530,009
 1/31/2000       5,381,793          4,759,699       3,974,482      3,473,322
 2/29/2000       7,367,675          6,154,247       4,899,203      4,046,892
 3/31/2000       6,416,508          5,671,181       4,384,218      3,780,078
 4/30/2000       5,702,351          4,970,115       3,941,564      3,552,611
 5/31/2000       5,003,242          4,563,770       3,596,423      3,345,559
 6/30/2000       6,154,989          5,367,502       4,061,012      3,637,195
 7/31/2000       5,228,048          5,018,298       3,712,981      3,520,175
 8/31/2000       6,139,819          5,557,998       4,103,539      3,788,767
 9/30/2000       5,932,907          5,282,750       3,899,678      3,677,414
10/31/2000       5,347,923          4,886,405       3,583,124      3,513,254
11/30/2000       4,001,316          4,054,260       2,932,549      3,152,614
12/31/2000       4,508,282          4,412,859       3,111,995      3,423,368
 1/31/2001       4,392,419          4,547,319       3,363,881      3,601,600
 2/28/2001       3,494,609          3,965,154       2,902,774      3,365,283
 3/31/2001       3,123,132          3,580,050       2,638,858      3,200,667
 4/30/2001       3,534,136          3,966,561       2,961,925      3,451,054
 5/31/2001       3,433,767          4,074,036       3,030,531      3,535,880
 6/30/2001       3,436,857          4,176,764       3,113,175      3,657,972
 7/31/2001       3,248,174          3,943,935       2,847,589      3,459,969
 8/31/2001       3,004,561          3,710,450       2,669,754      3,348,217
 9/30/2001       2,456,529          3,131,357       2,238,977      2,897,505
10/31/2001       2,699,971          3,360,816       2,454,374      3,067,068
11/30/2001       2,894,909          3,621,247       2,659,251      3,304,510
12/31/2001       3,050,076          3,840,612       2,824,813      3,508,476
 1/31/2002       2,891,777          3,724,480       2,724,318      3,471,984
 2/28/2002       2,602,599          3,499,090       2,547,990      3,376,829
 3/31/2002       2,846,202          3,785,168       2,769,458      3,648,232
 4/30/2002       2,715,277          3,685,299       2,709,539      3,681,480
 5/31/2002       2,526,565          3,537,460       2,551,112      3,518,089
 6/30/2002       2,392,657          3,274,603       2,334,782      3,343,530
 7/31/2002       1,917,715          2,810,198       1,975,945      2,838,554
 8/31/2002       1,920,783          2,806,116       1,975,026      2,831,326
 9/30/2002       1,756,364          2,635,933       1,832,366      2,627,997
10/31/2002       1,862,975          2,748,407       1,925,048      2,712,256
11/30/2002       1,987,795          2,978,613       2,115,891      2,954,308
12/31/2002       1,826,386          2,779,617       1,969,971      2,789,815
 1/31/2003       1,762,462          2,706,216       1,916,453      2,712,601
 2/28/2003       1,722,807          2,621,886       1,865,348      2,630,638
 3/31/2003       1,731,938          2,675,954       1,893,587      2,664,512
 4/30/2003       1,917,602          2,897,118       2,072,796      2,917,154
 5/31/2003       2,133,715          3,192,537       2,306,381      3,230,202
 6/30/2003       2,215,863          3,300,728       2,350,829      3,288,658
 7/31/2003       2,389,365          3,493,734       2,528,543      3,494,430
 8/31/2003       2,562,833          3,678,998       2,664,357      3,654,645
 9/30/2003       2,517,215          3,588,638       2,596,912      3,587,186
10/31/2003       2,699,965          3,914,219       2,821,256      3,888,427
11/30/2003       2,776,104          4,018,446       2,913,238      4,026,419
12/31/2003       2,669,501          4,024,170       2,926,262      4,108,107
 1/31/2004       2,785,091          4,212,446       3,079,989      4,286,587
 2/29/2004       2,687,613          4,196,614       3,075,223      4,325,013
 3/31/2004       2,644,880          4,167,609       3,089,598      4,365,321
 4/30/2004       2,489,625          3,963,959       2,934,506      4,142,759
 5/31/2004       2,544,397          4,046,641       2,992,879      4,208,695
 6/30/2004       2,626,581          4,162,010       3,092,464      4,385,938
 7/31/2004       2,331,353          3,794,833       2,814,885      4,090,619
 8/31/2004       2,227,841          3,671,895       2,754,284      4,069,594
 9/30/2004       2,383,893          3,881,664       2,906,582      4,260,645


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.
In mid-September, we implemented some changes to the portfolio's structure. The volatility that exists in the market today--and we believe is here to stay--led us to attempt to reduce some of the risks inherent in a relatively concentrated portfolio. Specifically, we increased the number of holdings from 75 to approximately 125 and we reduced the sector concentration. Our strategy remains the same and we are confident this new structure is the best way to better position the portfolio in the current market environment.

FUND AND MANAGER REVIEW


LOOMIS SAYLES TAX-MANAGED EQUITY FUND

PORTFOLIO REVIEW | We positioned the portfolio with stocks we believed would benefit from an improving economic environment driven by moderate GDP growth and higher interest rates. Still, the Fund lagged its benchmark, the S&P 500 Index, for the 2 months ended September 30, 2004.

The Fund's holdings in healthcare, energy and consumer staples were positive contributors to performance. Stock selection was the key in healthcare and materials while overweighting energy proved advantageous.

In terms of specific holdings, the three stocks that performed best for the year on a relative basis included Harris Corp., ConocoPhillips and Praxair. Harris, a provider of products and services for the communication markets, saw an increase in order flow. ConocoPhillips advanced on higher energy prices. Praxair, an industrial gas provider, saw a gain in profits due to the expanding economy.

   The Fund's relative performance suffered somewhat from stock selections in the telecommunication and consumer discretionary sectors. In addition, overweighting the technology sector hurt performance. In particular, the sell-off in technology stocks and concerns about slowing top-line growth hurt Intel and VERITAS Software. We sold VERITAS, but Intel remains a core holding based on its attractive valuation and long-term market opportunity potential.

OUTLOOK | We continue to believe the U.S. equity market will generate moderate returns for 2004. Although domestic politics, tensions in the Middle East, higher oil prices and rising interest rates have weighed on market performance so far this year, fundamentals continue to improve. In addition, we believe earnings announcements will continue to be positive.

 KEY FUND FACTS
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of assets in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $5.2 million

 [PHOTO]     [PHOTO]

Robert Ix Mark A. Shank
ROBERT IX MARK A. SHANK

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                 SINCE           SINCE
FUND NAME                            1 YEAR 5 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
--------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED
EQUITY FUND                          13.40%   4.05%        9.05%            10.17%
RETURN AFTER TAXES ON DISTRIBUTIONS  12.87    0.30         5.21              6.84
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES               9.06    1.46         5.84              7.16
LIPPER MULTI-CAP CORE FUNDS INDEX(c) 13.97    1.02         6.08              8.32
S&P 500 INDEX(c)                     13.87   -1.31         6.22              9.18

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(d)
                                    [CHART]

             Loomis Sayles Tax-   Lipper Multi-Cap
            Managed Equity Fund     Core Index        S&P 500 Index
            -------------------   ----------------    -------------
03/07/1997        $250,000          $250,000           $250,000
03/31/1997         239,400           240,761            239,728
04/30/1997         249,995           249,093            254,039
05/31/1997         260,386           265,902            269,506
06/30/1997         264,664           275,935            281,581
07/31/1997         285,059           296,903            303,985
08/31/1997         272,223           288,745            286,955
09/30/1997         281,799           304,622            302,671
10/31/1997         272,630           293,161            292,563
11/30/1997         273,853           298,142            306,106
12/31/1997         270,575           302,300            311,363
01/31/1998         274,989           303,991            314,807
02/28/1998         295,293           325,697            337,512
03/31/1998         310,079           340,978            354,796
04/30/1998         316,259           344,674            358,365
05/31/1998         307,210           335,215            352,206
06/30/1998         316,700           344,621            366,512
07/31/1998         319,128           337,592            362,609
08/31/1998         272,561           285,037            310,184
09/30/1998         299,927           298,549            330,055
10/31/1998         312,507           318,921            356,902
11/30/1998         327,514           336,014            378,533
12/31/1998         363,190           358,799            400,346
01/31/1999         375,218           370,701            417,087
02/28/1999         362,604           356,420            404,125
03/31/1999         383,139           367,674            420,293
04/30/1999         394,287           382,673            436,569
05/31/1999         388,420           378,397            426,260
06/30/1999         413,943           396,944            449,917
07/31/1999         411,890           388,203            435,868
08/31/1999         406,902           381,437            433,712
09/30/1999         394,874           371,928            421,822
10/31/1999         400,155           390,806            448,515
11/30/1999         402,795           403,387            457,632
12/31/1999         430,627           433,310            484,585
01/31/2000         417,766           421,067            460,238
02/29/2000         439,940           437,289            451,526
03/31/2000         482,958           465,317            495,699
04/30/2000         482,958           448,043            480,785
05/31/2000         489,611           432,472            470,921
06/30/2000         482,515           450,709            482,531
07/31/2000         473,202           443,666            474,989
08/31/2000         510,455           474,966            504,490
09/30/2000         494,933           453,148            477,856
10/31/2000         494,489           448,028            475,836
11/30/2000         482,071           409,881            438,322
12/31/2000         505,560           418,852            440,467
01/31/2001         484,405           433,310            456,094
02/28/2001         473,013           394,303            414,507
03/31/2001         457,825           370,916            388,248
04/30/2001         474,098           400,964            418,418
05/31/2001         477,895           404,342            421,222
06/30/2001         459,995           397,384            410,970
07/31/2001         455,113           389,394            406,924
08/31/2001         436,669           367,333            381,450
09/30/2001         416,056           329,678            350,647
10/31/2001         423,108           338,629            357,333
11/30/2001         438,297           365,222            384,743
12/31/2001         446,478           373,780            388,114
01/31/2002         442,615           365,514            382,450
02/28/2002         440,959           358,912            375,074
03/31/2002         461,931           373,438            389,180
04/30/2002         454,205           357,565            365,585
05/31/2002         451,997           354,636            362,892
06/30/2002         427,714           326,853            337,043
07/31/2002         399,016           301,075            310,776
08/31/2002         397,360           302,980            312,810
09/30/2002         374,181           275,117            278,814
10/31/2002         387,978           292,537            303,354
11/30/2002         399,568           310,351            321,209
12/31/2002         388,649           292,519            302,338
01/31/2003         376,452           287,579            294,418
02/28/2003         374,234           282,614            290,001
03/31/2003         375,343           283,528            292,816
04/30/2003         399,183           305,579            316,936
05/31/2003         418,588           326,243            333,634
06/30/2003         419,142           331,114            337,890
07/31/2003         426,350           337,512            343,848
08/31/2003         434,666           347,890            350,554
09/30/2003         424,686           343,263            346,831
10/31/2003         443,537           363,706            366,451
11/30/2003         447,418           369,385            369,675
12/31/2003         467,972           384,112            389,063
01/31/2004         479,884           393,136            396,204
02/29/2004         489,527           399,242            401,711
03/31/2004         486,701           394,711            395,651
04/30/2004         479,877           386,400            389,440
05/31/2004         482,132           391,028            394,784
06/30/2004         494,041           399,684            402,461
07/31/2004         473,637           383,296            389,140
08/31/2004         470,795           383,014            390,714
09/30/2004         481,596           391,205            394,946

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(d)
                                    [CHART]

             Loomis Sayles Tax-     Lipper Multi-Cap
             Managed Equity Fund        Core Index      S&P 500 Index
             -------------------    -----------------   -------------
10/01/1995         $250,000            $250,000           $250,000
10/31/1995          245,000             246,367            249,106
11/30/1995          251,000             256,957            260,042
12/31/1995          251,056             260,604            265,051
01/31/1996          250,806             267,360            274,072
02/29/1996          255,316             272,840            276,613
03/31/1996          255,316             276,407            279,276
04/30/1996          261,079             283,096            283,393
05/31/1996          265,087             288,628            290,702
06/30/1996          263,334             285,556            291,811
07/31/1996          248,801             271,583            278,918
08/31/1996          257,070             280,648            284,802
09/30/1996          270,600             294,863            300,832
10/31/1996          277,114             298,544            309,129
11/30/1996          297,158             317,833            332,495
12/31/1996          290,230             313,950            325,907
01/31/1997          308,432             328,827            346,268
02/28/1997          305,904             327,853            348,982
03/31/1997          297,056             315,737            334,643
04/30/1997          310,202             326,663            354,621
05/31/1997          323,096             348,707            376,211
06/30/1997          328,405             361,864            393,066
07/31/1997          353,712             389,362            424,342
08/31/1997          337,783             378,663            400,569
09/30/1997          349,666             399,485            422,507
10/31/1997          338,289             384,455            408,396
11/30/1997          339,806             390,987            427,302
12/31/1997          335,738             396,440            434,641
01/31/1998          341,215             398,658            439,448
02/28/1998          366,409             427,122            471,143
03/31/1998          384,757             447,163            495,270
04/30/1998          392,425             452,009            500,252
05/31/1998          381,197             439,604            491,654
06/30/1998          392,973             451,940            511,625
07/31/1998          395,985             442,722            506,177
08/31/1998          338,203             373,801            432,995
09/30/1998          372,160             391,521            460,733
10/31/1998          387,769             418,236            498,210
11/30/1998          406,391             440,653            528,405
12/31/1998          450,659             470,533            558,855
01/31/1999          465,584             486,141            582,224
02/28/1999          449,931             467,414            564,129
03/31/1999          475,413             482,172            586,699
04/30/1999          489,246             501,842            609,419
05/31/1999          481,965             496,235            595,028
06/30/1999          513,635             520,557            628,051
07/31/1999          511,087             509,094            608,440
08/31/1999          504,898             500,221            605,430
09/30/1999          489,974             487,751            588,833
10/31/1999          496,526             512,507            626,095
11/30/1999          499,802             529,006            638,822
12/31/1999          534,337             568,248            676,446
01/31/2000          518,378             552,192            642,460
02/29/2000          545,893             573,466            630,298
03/31/2000          599,271             610,222            691,960
04/30/2000          599,271             587,569            671,142
05/31/2000          607,526             567,148            657,372
06/30/2000          598,721             591,065            673,578
07/31/2000          587,165             581,829            663,050
08/31/2000          633,390             622,876            704,232
09/30/2000          614,129             594,263            667,053
10/31/2000          613,579             587,549            664,233
11/30/2000          598,171             537,523            611,866
12/31/2000          627,316             549,287            614,860
01/31/2001          601,066             568,248            636,675
02/28/2001          586,931             517,094            578,622
03/31/2001          568,085             486,423            541,966
04/30/2001          588,277             525,828            584,082
05/31/2001          592,989             530,259            587,995
06/30/2001          570,777             521,134            573,684
07/31/2001          564,719             510,656            568,037
08/31/2001          541,834             481,724            532,477
09/30/2001          516,257             432,343            489,478
10/31/2001          525,007             444,082            498,812
11/30/2001          543,854             478,956            537,074
12/31/2001          554,006             490,179            541,779
01/31/2002          549,212             479,339            533,873
02/28/2002          547,158             470,681            523,577
03/31/2002          573,180             489,731            543,268
04/30/2002          563,593             468,915            510,331
05/31/2002          560,854             465,074            506,571
06/30/2002          530,722             428,638            470,488
07/31/2002          495,113             394,834            433,821
08/31/2002          493,058             397,332            436,660
09/30/2002          464,296             360,792            389,204
10/31/2002          481,417             383,636            423,460
11/30/2002          495,797             406,998            448,385
12/31/2002          482,249             383,612            422,043
01/31/2003          467,114             377,135            410,987
02/28/2003          464,363             370,624            404,820
03/31/2003          465,739             371,822            408,751
04/30/2003          495,320             400,739            442,420
05/31/2003          519,398             427,839            465,730
06/30/2003          520,086             434,227            471,671
07/31/2003          529,029             442,617            479,987
08/31/2003          539,349             456,227            489,348
09/30/2003          526,966             450,159            484,151
10/31/2003          550,356             476,968            511,540
11/30/2003          555,171             484,415            516,041
12/31/2003          580,676             503,729            543,104
01/31/2004          595,589             515,564            553,073
02/29/2004          607,561             523,571            560,760
03/31/2004          604,037             517,628            552,300
04/30/2004          595,580             506,730            543,630
05/31/2004          598,380             512,799            551,090
06/30/2004          613,160             524,150            561,806
07/31/2004          587,836             502,659            543,212
08/31/2004          584,309             502,289            545,409
09/30/2004          597,568             513,030            551,317







Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted. Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 9 for a description of the indexes and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES VALUE FUND

   PORTFOLIO REVIEW | Buoyed by performance in the energy, industrials and financials sectors, the Fund outperformed its benchmark, the S&P 500 Index, during the fiscal year ended September 30, 2004. The Fund's energy holdings benefited from rising oil and natural gas prices. Positive stock-picking helped propel the Fund's financials sector, as two banks represented in the portfolio were taken over at prices well above their costs. The Fund's industrials sector also performed well due to our position in Tyco, which continued to benefit from strong business growth.

   Although no sectors generated negative performance for the year, the consumer staples and healthcare areas were uninspiring. The consumer staples sector generally lagged as disappointing performance from a number of bell weather stocks dragged down the whole group. Healthcare lagged due to our position in McKesson, which reduced its earnings guidance due to a lack of price increases from the pharmaceutical companies.

   Throughout the fiscal year we favored attractively-valued companies with economic sensitivity. Given our forecast for rising interest rates, we underweighted the financials sector. Within the final few months of the year, we increased the Fund's energy weighting, because we believed oil and natural gas prices would remain high.

   OUTLOOK | In the short term, we believe the market may remain volatile, as election uncertainty and continued increases in energy prices weigh on the market. Longer-term, we are confident in the market's potential. Continued economic growth should promote earnings and dividend growth, which would be positive for stock prices. However, further increases in interest rates may put a damper on the stock market, so our forecast is for solid, but not overly robust returns. The best performance may include energy and other economically-sensitive areas.

 KEY FUND FACTS

 OBJECTIVE | Long-term growth of capital and income

 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies

 FUND INCEPTION DATE | 5/13/91

 EXPENSE RATIO | 0.85%

 TOTAL NET ASSETS | $33.6 million

[PHOTO]       [PHOTO]

Warren Koontz James Carroll
WARREN KOONTZ JAMES CARROLL

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                        SINCE
                                         1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
   --------------------------------------------------------------------------
   LOOMIS SAYLES VALUE FUND              19.38%   3.03%   9.60%      9.85%
   LIPPER LARGE-CAP VALUE FUNDS INDEX(b) 16.69    1.35   10.26      10.38
   S&P 500 INDEX(b)                      13.87   -1.31   11.08      10.68

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

            Loomis Sayles   Lipper Large-Cap
             Value Fund     Value Funds Index   S&P 500 Index
            -------------   -----------------   -------------
05/13/1991  $  250,000      $  250,000          $   250,000
05/31/1991     263,750         260,446              260,785
06/30/1991     248,750         247,339              248,838
07/31/1991     257,000         258,858              260,436
08/31/1991     263,250         265,201              262,978
09/30/1991     256,250         263,184              262,144
10/31/1991     257,250         268,159              265,669
11/30/1991     240,500         256,911              254,964
12/31/1991     267,887         284,716              284,123
01/31/1992     276,529         282,621              278,829
02/29/1992     282,375         287,719              282,440
03/31/1992     275,766         281,277              276,947
04/30/1992     282,120         286,450              285,078
05/31/1992     282,629         288,668              286,476
06/30/1992     276,529         282,325              282,214
07/31/1992     287,712         293,299              293,743
08/31/1992     279,325         287,289              287,731
09/30/1992     281,358         290,677              291,112
10/31/1992     283,900         292,636              292,118
11/30/1992     299,658         304,674              302,065
12/31/1992     305,652         309,352              305,772
01/31/1993     312,545         312,900              308,328
02/28/1993     315,461         315,955              312,530
03/31/1993     321,293         325,136              319,125
04/30/1993     312,810         319,076              311,411
05/31/1993     319,702         327,700              319,741
06/30/1993     319,437         329,180              320,678
07/31/1993     317,051         328,208              319,388
08/31/1993     329,776         341,482              331,507
09/30/1993     327,920         342,711              328,964
10/31/1993     335,078         348,613              335,769
11/30/1993     330,306         343,067              332,569
12/31/1993     341,961         350,389              336,590
01/31/1994     355,103         361,813              348,033
02/28/1994     351,544         353,113              338,586
03/31/1994     337,033         338,450              323,825
04/30/1994     343,878         342,660              327,978
05/31/1994     347,711         347,605              333,360
06/30/1994     337,033         339,230              325,189
07/31/1994     348,806         349,126              335,867
08/31/1994     364,138         363,280              349,637
09/30/1994     351,544         353,816              341,087
10/31/1994     350,996         359,615              348,750
11/30/1994     334,569         347,102              336,049
12/31/1994     338,950         351,034              341,034
01/31/1995     346,131         357,357              349,878
02/28/1995     365,089         370,646              363,513
03/31/1995     374,855         379,335              374,240
04/30/1995     388,930         390,363              385,260
05/31/1995     405,591         404,834              400,658
06/30/1995     408,463         413,616              409,964
07/31/1995     424,262         426,690              423,560
08/31/1995     426,560         429,282              424,625
09/30/1995     440,060         444,703              442,545
10/31/1995     429,145         441,145              440,963
11/30/1995     448,678         460,256              460,320
12/31/1995     458,348         467,728              469,187
01/31/1996     471,875         482,113              485,156
02/29/1996     475,965         487,530              489,655
03/31/1996     480,998         492,803              494,368
04/30/1996     480,998         499,503              501,656
05/31/1996     490,121         508,756              514,594
06/30/1996     491,065         509,051              516,557
07/31/1996     473,133         489,082              493,735
08/31/1996     484,458         501,793              504,150
09/30/1996     508,601         526,381              532,526
10/31/1996     522,477         537,498              547,214
11/30/1996     558,944         576,000              588,576
12/31/1996     555,351         566,255              576,914
01/31/1997     584,543         594,832              612,957
02/28/1997     588,458         599,601              617,761
03/31/1997     568,523         576,688              592,378
04/30/1997     588,458         602,345              627,742
05/31/1997     624,058         637,054              665,961
06/30/1997     654,673         663,641              695,797
07/31/1997     711,826         713,656              751,160
08/31/1997     689,343         683,123              709,079
09/30/1997     724,517         718,085              747,913
10/31/1997     697,684         696,421              722,934
11/30/1997     718,353         719,260              756,401
12/31/1997     717,570         727,491              769,391
01/31/1998     719,197         728,533              777,901
02/28/1998     766,791         776,460              834,007
03/31/1998     789,978         810,968              876,716
04/30/1998     796,486         819,212              885,536
05/31/1998     782,656         805,276              870,316
06/30/1998     781,435         820,337              905,667
07/31/1998     746,452         806,111              896,023
08/31/1998     641,501         696,099              766,478
09/30/1998     685,434         729,554              815,580
10/31/1998     743,604         787,979              881,920
11/30/1998     769,232         828,198              935,371
12/31/1998     793,193         860,189              989,272
01/31/1999     791,361         874,489            1,030,640
02/28/1999     768,005         854,461              998,609
03/31/1999     795,941         880,403            1,038,562
04/30/1999     853,186         932,283            1,078,780
05/31/1999     848,149         916,368            1,053,306
06/30/1999     869,673         956,763            1,111,763
07/31/1999     837,615         929,600            1,077,048
08/31/1999     802,352         912,659            1,071,719
09/30/1999     757,472         878,903            1,042,339
10/31/1999     785,866         921,229            1,108,299
11/30/1999     780,930         924,442            1,130,829
12/31/1999     782,659         952,911            1,197,430
01/31/2000     748,924         912,630            1,137,268
02/29/2000     688,719         874,249            1,115,741
03/31/2000     758,266         954,304            1,224,892
04/30/2000     755,152         943,680            1,188,040
05/31/2000     768,127         944,384            1,163,665
06/30/2000     749,962         933,958            1,192,353
07/31/2000     746,848         929,738            1,173,717
08/31/2000     797,191         983,551            1,246,616
09/30/2000     784,735         968,022            1,180,803
10/31/2000     814,319         975,755            1,175,811
11/30/2000     796,672         933,933            1,083,111
12/31/2000     840,165         971,538            1,088,412
01/31/2001     851,185         979,621            1,127,028
02/28/2001     828,095         932,405            1,024,263
03/31/2001     797,134         896,167              959,376
04/30/2001     835,442         946,942            1,033,930
05/31/2001     849,086         962,182            1,040,857
06/30/2001     834,393         936,035            1,015,524
07/31/2001     827,571         929,657            1,005,527
08/31/2001     796,609         886,115              942,579
09/30/2001     729,438         816,964              866,463
10/31/2001     734,685         822,288              882,986
11/30/2001     775,371         875,034              950,716
12/31/2001     792,655         888,223              959,045
01/31/2002     785,626         871,835              945,049
02/28/2002     781,841         867,010              926,824
03/31/2002     808,335         905,288              961,681
04/30/2002     788,330         866,699              903,376
05/31/2002     793,737         867,866              896,721
06/30/2002     735,882         807,346              832,848
07/31/2002     674,243         737,605              767,941
08/31/2002     682,354         742,570              772,965
09/30/2002     603,953         656,741              688,960
10/31/2002     647,209         704,932              749,600
11/30/2002     687,220         749,126              793,721
12/31/2002     660,364         713,451              747,091
01/31/2003     645,108         696,464              727,520
02/28/2003     620,045         679,041              716,604
03/31/2003     616,776         678,604              723,562
04/30/2003     666,903         735,895              783,162
05/31/2003     715,940         781,191              824,425
06/30/2003     728,471         790,129              834,942
07/31/2003     732,285         801,134              849,663
08/31/2003     746,996         814,674              866,233
09/30/2003     736,644         805,523              857,034
10/31/2003     773,149         849,965              905,517
11/30/2003     788,405         860,420              913,484
12/31/2003     833,639         913,198              961,391
01/31/2004     844,666         927,032              979,037
02/29/2004     863,412         946,582              992,645
03/31/2004     860,577         935,257              977,670
04/30/2004     844,571         918,021              962,322
05/31/2004     857,830         924,729              975,528
6/30/2004      874,387         945,085              994,497
7/31/2004      861,708         922,336              961,582
8/31/2004      864,982         929,020              965,472
9/30/2004      879,401         939,998              975,928




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

FUND AND MANAGER REVIEW


LOOMIS SAYLES WORLDWIDE FUND

PORTFOLIO REVIEW | The Fund slightly lagged its benchmark, the S&P 500 Index, for the 12 months ended September 30, 2004.

On the stock side, our higher quality emphasis helped to generate solid absolute returns for the portfolio. The economically-sensitive sectors were among our best performers, especially materials, which generated strong absolute and relative returns. Strong stock selection was particularly helpful in healthcare, which more than made up for the drag we had in telecommunication services.

In the bond portfolio, our currency and country strategies were keys to performance. We positioned the portfolio to take advantage of a weaker U.S. dollar and invested nearly 75% of the portfolio in non-dollar currencies. In particular, the portfolio realized double-digit returns from several currencies, including the euro, U.K. sterling, Canadian dollar, Australian dollar, New Zealand dollar and Swedish krona. Emerging market positions, which advanced strongly for the year, dominated our country strategy. The portfolio realized notable gains from positions in Brazil.

Issue selection in the bond portfolio also enhanced performance. Specifically, we focused on BBB-rated corporate securities, which were strong out-performers for the year. Our issue selections also helped offset the negative impact of our duration strategy. We maintained a shorter duration (sensitivity to interest rate changes), which cost the portfolio some performance in the declining yield environment.

OUTLOOK | We continue to believe we will see modest returns in the equity markets this year. Although domestic political events, tension in the Middle East, higher oil prices and rising interest rates have weighed on market performance this year, fundamentals continue to improve and earnings remain solid. Within the bond portfolio, we continue to favor non-U.S. dollar currency exposure. We also plan to use corporates and emerging market debt for added income and exposure to upgrade candidates. Nevertheless, we are not spending our "quality budget" as aggressively as we would if spreads were wider.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of capital appreciation and current income

 STRATEGY | Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging securities markets

 FUND INCEPTION DATE | 5/1/96

 EXPENSE RATIO | 1.00%

 TOTAL NET ASSETS | $17.3 million

[PHOTO]                [PHOTO]

Daniel Fuss         David Rolley
   DANIEL FUSS      DAVID ROLLEY

[PHOTO]                [PHOTO]

                    Warren Koontz
MARK B. BARIBEAU    WARREN KOONTZ
effective 10/1/04 effective 10/1/04

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                   SINCE
                                             1 YEAR 5 YEARS INCEPTION(a)
       -----------------------------------------------------------------
       LOOMIS SAYLES WORLDWIDE FUND          13.24%  11.87%    10.16%
       LIPPER GLOBAL FLEXIBLE FUNDS INDEX(b) 12.55    3.23      6.44
       S&P 500 INDEX(b)                      13.87   -1.31      8.23

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles     Lipper Global
                Worldwide Fund  Flexible Funds Index  S&P 500 Index
                --------------  --------------------  -------------
05/01/1996        $250,000            $250,000        $250,000
05/31/1996         252,250             251,586         256,447
06/30/1996         253,000             252,629         257,426
07/31/1996         244,500             246,466         246,053
08/31/1996         250,500             250,102         251,243
09/30/1996         258,500             257,121         265,384
10/31/1996         263,500             260,291         272,704
11/30/1996         276,250             271,371         293,316
12/31/1996         273,097             271,756         287,504
01/31/1997         273,097             276,787         305,466
02/28/1997         273,611             278,385         307,860
03/31/1997         273,097             273,834         295,211
04/30/1997         275,666             276,512         312,835
05/31/1997         283,631             288,138         331,881
06/30/1997         286,971             296,211         346,750
07/31/1997         302,330             308,392         374,340
08/31/1997         295,076             299,543         353,369
09/30/1997         306,742             312,306         372,722
10/31/1997         289,110             301,232         360,274
11/30/1997         289,370             302,170         376,952
12/31/1997         282,692             304,762         383,426
01/31/1998         291,293             305,506         387,666
02/28/1998         309,069             319,280         415,627
03/31/1998         311,936             329,994         436,911
04/30/1998         307,922             332,904         441,306
05/31/1998         294,733             330,053         433,721
06/30/1998         282,405             329,795         451,338
07/31/1998         282,405             326,570         446,532
08/31/1998         252,301             290,436         381,974
09/30/1998         252,014             295,085         406,443
10/31/1998         270,077             310,493         439,504
11/30/1998         286,132             324,396         466,142
12/31/1998         291,114             332,163         493,003
01/31/1999         295,187             336,107         513,619
02/28/1999         289,547             327,933         497,656
03/31/1999         298,634             338,611         517,566
04/30/1999         311,169             356,802         537,609
05/31/1999         312,736             351,118         524,914
06/30/1999         319,943             364,134         554,046
07/31/1999         325,897             363,883         536,746
08/31/1999         324,644             362,603         534,090
09/30/1999         322,137             360,621         519,449
10/31/1999         334,671             367,933         552,320
11/30/1999         387,079             380,851         563,548
12/31/1999         467,272             406,460         596,738
01/31/2000         451,347             398,155         566,757
02/29/2000         515,728             420,307         556,028
03/31/2000         507,934             418,265         610,424
04/30/2000         484,893             404,266         592,059
05/31/2000         472,694             397,916         579,912
06/30/2000         487,942             412,180         594,208
07/31/2000         472,016             407,090         584,921
08/31/2000         485,231             420,974         621,250
09/30/2000         472,016             408,554         588,452
10/31/2000         449,652             400,636         585,964
11/30/2000         426,926             385,157         539,767
12/31/2000         446,497             400,748         542,409
01/31/2001         450,281             405,929         561,653
02/28/2001         438,929             385,458         510,441
03/31/2001         418,591             366,444         478,104
04/30/2001         425,686             385,129         515,258
05/31/2001         432,308             382,183         518,710
06/30/2001         428,997             376,598         506,085
07/31/2001         424,267             371,266         501,103
08/31/2001         421,902             362,098         469,733
09/30/2001         402,510             338,224         431,801
10/31/2001         410,550             346,217         440,035
11/30/2001         417,172             358,725         473,789
12/31/2001         418,713             359,167         477,939
01/31/2002         412,510             356,843         470,965
02/28/2002         413,543             353,916         461,882
03/31/2002         421,297             363,747         479,253
04/30/2002         423,365             358,846         450,197
05/31/2002         430,602             363,067         446,880
06/30/2002         420,780             349,394         415,049
07/31/2002         401,137             328,712         382,703
08/31/2002         405,790             330,347         385,207
09/30/2002         389,248             310,026         343,343
10/31/2002         399,069             323,079         373,562
11/30/2002         415,611             336,044         395,550
12/31/2002         417,580             327,497         372,312
01/31/2003         421,323             322,306         362,559
02/28/2003         425,600             318,934         357,119
03/31/2003         426,670             318,595         360,586
04/30/2003         448,057             337,122         390,288
05/31/2003         471,582             355,162         410,851
06/30/2003         475,325             359,456         416,092
07/31/2003         469,443             362,263         423,429
08/31/2003         479,068             369,911         431,687
09/30/2003         498,316             375,567         427,102
10/31/2003         517,030             389,936         451,263
11/30/2003         521,842             396,191         455,234
12/31/2003         547,702             409,462         479,108
01/31/2004         556,008             418,719         487,902
02/29/2004         562,654             424,606         494,684
03/31/2004         568,259             426,515         487,221
04/30/2004         557,689             414,215         479,572
05/31/2004         566,445             416,130         486,154
06/30/2004         577,378             421,198         495,607
07/31/2004         569,006             411,174         479,204
08/31/2004         571,168             412,788         481,142
09/30/2004         564,315             422,703         486,353



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

ADDITIONAL INFORMATION

Index Definitions
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Multi-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the multi-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

After-Tax Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

Proxy Voting Information
A description of the Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2004 is available on (i) the Funds' website and (ii) the SEC's website.

Quarterly Portfolio Schedules
Beginning next quarter, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

   As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

   The first line in the table of each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

   The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

   Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Aggressive Growth Fund

                                             Beginning                 Ending                 Expenses Paid
                                           Account Value            Account Value             During Period*
Institutional Class                           4/1/04                   9/30/04               4/1/04 - 9/30/04
-------------------                        -------------            -------------            ----------------
Actual....................................   $1,000.00                $1,006.50                   $5.02
Hypothetical (5% return before
  expenses)...............................   $1,000.00                $1,020.00                   $5.05

Retail Class
------------
Actual....................................   $1,000.00                $1,005.30                   $6.27
Hypothetical (5% return before
  expenses)...............................   $1,000.00                $1,018.75                   $6.31
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Mid Cap Growth Fund

                                            Beginning                Ending               Expenses Paid
                                          Account Value           Account Value           During Period*
Institutional Class                          4/1/04                  9/30/04             4/1/04 - 9/30/04
-------------------                       -------------           -------------          ----------------
Actual...................................   $1,000.00               $1,000.00                 $4.50
Hypothetical (5% return before
  expenses)..............................   $1,000.00               $1,020.50                 $4.55
*Expenses are equal to the Fund's annualized expense ratio 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Small Cap Growth Fund

                                             Beginning                 Ending                 Expenses Paid
                                           Account Value            Account Value             During Period*
Institutional Class                           4/1/04                   9/30/04               4/1/04 - 9/30/04
-------------------                        -------------            -------------            ----------------
Actual....................................   $1,000.00                $  947.10                   $4.87
Hypothetical (5% return before
  expenses)...............................   $1,000.00                $1,020.00                   $5.05

Retail Class
------------
Actual....................................   $1,000.00                $  945.10                   $6.08
Hypothetical (5% return before
  expenses)...............................   $1,000.00                $1,018.75                   $6.31
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

                                                Beginning      Ending      Expenses Paid
                                              Account Value Account Value  During Period*
Institutional Class                              4/1/04        9/30/04    4/1/04 - 9/30/04
-------------------                           ------------- ------------- ----------------
Actual.......................................   $1,000.00     $1,023.90        $4.55
Hypothetical (5% return before expenses).....   $1,000.00     $1,020.50        $4.55

Retail Class
------------
Actual.......................................   $1,000.00     $1,022.80        $5.82
Hypothetical (5% return before expenses).....   $1,000.00     $1,019.25        $5.81

Admin Class
-----------
Actual.......................................   $1,000.00     $1,021.30        $7.07
Hypothetical (5% return before expenses).....   $1,000.00     $1,018.00        $7.06
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and Admin Classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Small Company Growth Fund

                                            Beginning               Ending               Expenses Paid
                                          Account Value          Account Value           During Period*
Institutional Class                          4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                       -------------          -------------          ----------------
Actual...................................   $1,000.00              $  901.00                 $4.28
Hypothetical (5% return before
  expenses)..............................   $1,000.00              $1,020.50                 $4.55
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Tax-Managed Equity Fund

                                            Beginning               Ending               Expenses Paid
                                          Account Value          Account Value           During Period*
Institutional Class                          4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                       -------------          -------------          ----------------
Actual...................................   $1,000.00              $  989.50                 $3.23
Hypothetical (5% return before
  expenses)..............................   $1,000.00              $1,021.75                 $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Value Fund

                                            Beginning               Ending               Expenses Paid
                                          Account Value          Account Value           During Period*
Institutional Class                          4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                       -------------          -------------          ----------------
Actual...................................   $1,000.00              $1,021.80                 $4.30
Hypothetical (5% return before
  expenses)..............................   $1,000.00              $1,020.75                 $4.29
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Worldwide Fund

                                            Beginning               Ending               Expenses Paid
                                          Account Value          Account Value           During Period*
Institutional Class                          4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                       -------------          -------------          ----------------
Actual...................................   $1,000.00              $  993.20                 $4.98
Hypothetical (5% return before
  expenses)..............................   $1,000.00              $1,020.00                 $5.05
*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                Shares  Value (a)
-----------------------------------------------------------------

COMMON STOCKS - 97.7% OF TOTAL NET ASSETS

BANKS/SAVINGS & LOANS - 2.0%
TCF Financial Corp.                             32,850 $  995,027
                                                       ----------
BIOTECHNOLOGY - 7.4%
Genzyme Corp.(c)                                13,425    730,454
Gilead Sciences, Inc.(c)                        23,550    880,299
ImClone Systems, Inc.(c)                         6,925    365,986
Martek Biosciences Corp.(c)                      9,100    442,624
Onyx Pharmaceuticals, Inc.(c)                    9,700    417,197
OSI Pharmaceuticals, Inc.(c)                     6,300    387,198
Pharmion Corp.(c)                                9,650    498,867
                                                       ----------
                                                        3,722,625
                                                       ----------
CAPITAL MARKETS - 3.5%
Blackrock, Inc., Class A                        14,050  1,032,534
T. Rowe Price Group, Inc.                       14,775    752,639
                                                       ----------
                                                        1,785,173
                                                       ----------
CHEMICALS - 1.1%
Lyondell Chemical Co.                           23,650    531,179
                                                       ----------
COMMERCIAL BANKS - 1.0%
East West Bancorp, Inc.                         15,375    516,446
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 4.5%
Corporate Executive Board Co.                   16,150    989,026
Iron Mountain, Inc.(c)                          38,325  1,297,301
                                                       ----------
                                                        2,286,327
                                                       ----------
COMMUNICATIONS EQUIPMENT - 5.0%
Juniper Networks, Inc.(c)                       32,700    771,720
Research In Motion Ltd.(c)                      23,125  1,765,362
                                                       ----------
                                                        2,537,082
                                                       ----------
COMPUTERS & PERIPHERALS - 4.2%
Apple Computer, Inc.(c)                         35,825  1,388,219
Network Appliance, Inc.(c)                      32,950    757,850
                                                       ----------
                                                        2,146,069
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES - 4.2%
Chicago Mercantile Exchange                      6,700  1,080,710
Moody's Corp.                                   14,475  1,060,294
                                                       ----------
                                                        2,141,004
                                                       ----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.7%
Cree, Inc.(c)                                   27,425    837,285
                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
FLIR Systems, Inc.(c)                            7,925    463,613
                                                       ----------
ENERGY EQUIPMENT & SERVICES - 2.1%
Smith International, Inc.(c)                    17,550  1,065,812
                                                       ----------
HEALTHCARE - EQUIPMENT & SUPPLIES - 5.5%
Advanced Medical Optics, Inc.(c)                18,900    747,873
Dade Behring Holdings, Inc.(c)                  18,275  1,018,246
Fisher Scientific International, Inc.(c)        16,750    977,028
                                                       ----------
                                                        2,743,147
                                                       ----------

                                                  Shares  Value (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 3.0%
Covance, Inc.(c)                                  37,700 $1,506,869
                                                         ----------
HOME CONSTRUCTION - 4.9%
Pulte Homes, Inc.                                 20,100  1,233,537
Toll Brothers, Inc.(c)                            26,950  1,248,593
                                                         ----------
                                                          2,482,130
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 7.8%
Starbucks Corp.(c)                                22,025  1,001,256
Starwood Hotels & Resorts Worldwide, Inc.         22,450  1,042,129
Station Casinos, Inc.                             23,575  1,156,118
Yum! Brands, Inc.                                 18,725    761,359
                                                         ----------
                                                          3,960,862
                                                         ----------
HOUSEHOLD DURABLES - 3.0%
Harman International Industries, Inc.             14,150  1,524,662
                                                         ----------
INTERNET SOFTWARE & SERVICES - 2.9%
Ask Jeeves, Inc.(c)                               16,000    523,360
Yahoo! Inc.(c)                                    27,825    943,546
                                                         ----------
                                                          1,466,906
                                                         ----------
IT SERVICES - 2.1%
Cognizant Technology Solutions Corp.(c)           35,500  1,083,105
                                                         ----------
MEDIA - 2.2%
XM Satellite Radio Holdings, Inc., Class A(c)     36,500  1,132,230
                                                         ----------
METALS & MINING - 6.3%
Freeport-McMoRan Copper & Gold, Inc., Class B     29,675  1,201,837
Nucor Corp.                                       12,900  1,178,673
Steel Dynamics, Inc.                              20,825    804,262
                                                         ----------
                                                          3,184,772
                                                         ----------
OFFICE ELECTRONICS - 3.0%
Zebra Technologies Corp., Class A(c)              25,075  1,529,826
                                                         ----------
OIL & GAS DRILLING EQUIPMENT - 2.0%
Noble Corp.(c)                                    22,575  1,014,746
                                                         ----------
OIL & GAS EXPLORATION - 4.2%
EOG Resources, Inc.                               16,175  1,065,124
Ultra Petroleum Corp.(c)                          21,750  1,066,837
                                                         ----------
                                                          2,131,961
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
Marvell Technology Group Ltd.(c)                  28,025    732,293
                                                         ----------
SOFTWARE - 3.1%
Symantec Corp.(c)                                 28,150  1,544,872
                                                         ----------
SPECIALTY RETAIL - 1.5%
PETsMART, Inc.                                    25,825    733,172
                                                         ----------
TEXTILES APPAREL & LUXURY GOODS - 1.8%
Coach, Inc.(c)                                    21,875    927,938
                                                         ----------
THRIFTS & MORTGAGE FINANCE - 1.4%
Commercial Capital Bancorp, Inc.                  30,825    699,419
                                                         ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                           Shares    Value (a)
------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 2.2%
Fastenal Co.                                               19,200 $ 1,105,920
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Nextel Partners, Inc., Class A(c)                          52,600     872,108
                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $44,036,477)                                     49,404,580
                                                                  -----------

                                                 Principal Amount
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.3%
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$1,651,030 on 10/1/04 collateralized by
$1,175,000 U.S. Treasury Bond, 8.500% due
2/15/20 with a value of $1,684,656                     $1,651,000   1,651,000
                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,651,000)                                       1,651,000
                                                                  -----------

TOTAL INVESTMENTS - 101.0%
 (Identified Cost $45,687,477)(b)                                  51,055,580
 Other assets less liabilities--(1.0)%                               (482,395)
                                                                  -----------

TOTAL NET ASSETS  -  100%                                         $50,573,185
                                                                  -----------

     (a)See Note 2a of Notes to Financial Statements.
     (b)Federal Tax Information:

   At September 30, 2004, the net
   unrealized appreciation on
   investments based on cost of
   $46,347,575 for federal income
   tax purposes was as follows:
   Aggregate gross unrealized
   appreciation for all
   investments in which there is
   an excess of value over tax
   cost                                                           $4,860,172
   Aggregate gross unrealized
   depreciation for all
   investments in which there is
   an excess of tax cost over
   value                                                            (152,167)
                                                                  ----------
   Net unrealized appreciation                                    $4,708,005
                                                                  ----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $108,430,596 of which $87,288,208 expires on September 30, 2010 and $21,142,388 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $498,755 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, unrealized gains on passive foreign investment companies and wash sales.
     (c)Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Hotels, Restaurants & Leisure     7.8% Software                          3.1%
Biotechnology                     7.4  Office Electronics                3.0
Metals & Mining                   6.3  Household Durables                3.0
Healthcare - Equipment & Supplies 5.5  Healthcare Providers & Services   3.0
Communications Equipment          5.0  Internet Software & Services      2.9
Home Construction                 4.9  Media                             2.2
Commercial Services & Supplies    4.5  Trading Companies & Distributors  2.2
Computers & Peripherals           4.2  IT Services                       2.1
Diversified Financial Services    4.2  Energy Equipment & Services       2.1
Oil & Gas Exploration             4.2  Oil & Gas Drilling Equipment      2.0
Capital Markets                   3.5  Banks/Savings & Loans             2.0
                                       Other, less than 2% each         12.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES MID CAP GROWTH FUND


                                                Shares Value (a)
----------------------------------------------------------------

COMMON STOCKS - 96.9% OF TOTAL NET ASSETS

BANKS/SAVINGS & LOANS - 1.9%
TCF Financial Corp.                              5,350  $162,052
                                                       ---------
BIOTECHNOLOGY - 7.3%
Genzyme Corp.(c)                                 2,275   123,783
Gilead Sciences, Inc.(c)                         3,850   143,913
ImClone Systems, Inc.(c)                         1,175    62,099
Martek Biosciences Corp.(c)                      1,525    74,176
Onyx Pharmaceuticals, Inc.(c)                    1,625    69,891
OSI Pharmaceuticals, Inc.(c)                     1,050    64,533
Pharmion Corp.(c)                                1,625    84,006
                                                       ---------
                                                         622,401
                                                       ---------
CAPITAL MARKETS - 3.5%
Blackrock, Inc., Class A                         2,375   174,539
T. Rowe Price Group, Inc.                        2,475   126,076
                                                       ---------
                                                         300,615
                                                       ---------
CHEMICALS - 1.1%
Lyondell Chemical Co.                            4,000    89,840
                                                       ---------
COMMERCIAL BANKS - 1.0%
East West Bancorp, Inc.                          2,600    87,334
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 4.7%
Corporate Executive Board Co.                    2,725   166,879
Iron Mountain, Inc.(c)                           6,925   234,411
                                                       ---------
                                                         401,290
                                                       ---------
COMMUNICATIONS EQUIPMENT - 5.0%
Juniper Networks, Inc.(c)                        5,525   130,390
Research In Motion Ltd.(c)                       3,875   295,817
                                                       ---------
                                                         426,207
                                                       ---------
COMPUTERS & PERIPHERALS - 4.2%
Apple Computer, Inc.(c)                          5,925   229,594
Network Appliance, Inc.(c)                       5,550   127,650
                                                       ---------
                                                         357,244
                                                       ---------
DIVERSIFIED FINANCIAL SERVICES - 4.6%
Chicago Mercantile Exchange                      1,100   177,430
Moody's Corp.................................    2,975   217,919
                                                       ---------
                                                         395,349
                                                       ---------
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.6%
Cree, Inc.(c)                                    4,625   141,201
                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
FLIR Systems, Inc.(c)                            1,350    78,975
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 2.1%
Smith International, Inc.(c)                     2,950   179,154
                                                       ---------
HEALTHCARE - EQUIPMENT & SUPPLIES - 5.7%
Advanced Medical Optics, Inc.(c)                 3,450   136,517
Dade Behring Holdings, Inc.(c)                   3,075   171,333
Fisher Scientific International, Inc.(c)         3,075   179,365
                                                       ---------
                                                         487,215
                                                       ---------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                  Shares Value (a)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 2.8%
Covance, Inc.(c)                                   5,975  $238,821
                                                         ---------
HOME CONSTRUCTION - 4.9%
Pulte Homes, Inc.                                  3,375   207,124
Toll Brothers, Inc.(c)                             4,500   208,485
                                                         ---------
                                                           415,609
                                                         ---------
HOTELS, RESTAURANTS & LEISURE - 8.6%
Starbucks Corp.(c)                                 3,725   169,338
Starwood Hotels & Resorts Worldwide, Inc.          4,550   211,211
Station Casinos, Inc.                              4,175   204,742
Yum! Brands, Inc.                                  3,750   152,475
                                                         ---------
                                                           737,766
                                                         ---------
HOUSEHOLD DURABLES - 3.0%
Harman International Industries, Inc.              2,350   253,212
                                                         ---------
INTERNET SOFTWARE & SERVICES - 1.5%
Ask Jeeves, Inc.(c)                                3,925   128,387
                                                         ---------
IT SERVICES - 2.1%
Cognizant Technology Solutions Corp.(c)            6,000   183,060
                                                         ---------
MEDIA - 2.2%
XM Satellite Radio Holdings, Inc., Class A(c)      6,125   189,997
                                                         ---------
METALS & MINING - 6.1%
Freeport-McMoRan Copper & Gold, Inc., Class B      4,875   197,437
Nucor Corp.                                        2,100   191,877
Steel Dynamics, Inc.                               3,500   135,170
                                                         ---------
                                                           524,484
                                                         ---------
OFFICE ELECTRONICS - 3.0%
Zebra Technologies Corp., Class A(c)               4,250   259,292
                                                         ---------
OIL & GAS DRILLING EQUIPMENT - 2.0%
Noble Corp.(c)                                     3,800   170,810
                                                         ---------
OIL & GAS EXPLORATION - 4.1%
EOG Resources, Inc.                                2,650   174,502
Ultra Petroleum Corp.(c)                           3,675   180,259
                                                         ---------
                                                           354,761
                                                         ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Marvell Technology Group Ltd.(c)                   4,725   123,464
                                                         ---------
SOFTWARE - 3.0%
Symantec Corp.(c)                                  4,750   260,680
                                                         ---------
SPECIALTY RETAIL - 1.5%
PETsMART, Inc.                                     4,475   127,045
                                                         ---------
TEXTILES APPAREL & LUXURY GOODS - 1.8%
Coach, Inc.(c)                                     3,675   155,894
                                                         ---------
THRIFTS & MORTGAGE FINANCE - 1.4%
Commercial Capital Bancorp, Inc.                   5,175   117,421
                                                         ---------
TRADING COMPANIES & DISTRIBUTORS - 2.2%
Fastenal Co.                                       3,200   184,320
                                                         ---------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                              Shares  Value (a)
---------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Nextel Partners, Inc., Class A(c)              8,875 $  147,148
                                                     ----------

TOTAL COMMON STOCKS
 (Identified Cost $7,394,990)                         8,301,048
                                                     ----------

TOTAL INVESTMENTS - 96.9%
 (Identified Cost $7,394,990)(b)                      8,301,048
 Other assets less liabilities--3.1%                    268,779
                                                     ----------

TOTAL NET ASSETS  -  100%                            $8,569,827
                                                     ----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $7,509,846 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over       $816,674
 value                                                                                                           (25,472)
                                                                                                                --------
 Net unrealized appreciation                                                                                    $791,202
                                                                                                                --------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $4,658,636 of which $2,388,997 expires on September 30, 2010 and $2,269,639 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $104,716 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, unrealized gains on passive foreign investment companies and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Hotels, Restaurants & Leisure                                          8.6%
Biotechnology                                                          7.3
Metals & Mining                                                        6.1
Healthcare - Equipment & Supplies                                      5.7
Communications Equipment                                               5.0
Home Construction                                                      4.9
Commercial Services & Supplies                                         4.7
Diversified Financial Services                                         4.6
Computers & Peripherals                                                4.2
Oil & Gas Exploration                                                  4.1
Capital Markets                                                        3.5
Software                                                               3.0
Office Electronics                                                     3.0
Household Durables                                                     3.0
Healthcare Providers & Services                                        2.8
Media                                                                  2.2
Trading Companies & Distributors                                       2.2
IT Services                                                            2.1
Energy Equipment & Services                                            2.1
Oil & Gas Drilling Equipment                                           2.0
Other, less than 2% each                                              15.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                              Shares  Value (a)
---------------------------------------------------------------

COMMON STOCKS - 100.6% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.2%
DRS Technologies, Inc.(c)                     17,450 $  653,328
                                                     ----------
AIR FREIGHT & LOGISTICS - 2.1%
EGL, Inc.(c)                                  20,850    630,921
                                                     ----------
BANKS/SAVINGS & LOANS - 2.1%
Silicon Valley Bancshares(c)                  17,550    652,333
                                                     ----------
BIOTECHNOLOGY - 6.9%
Keryx Biopharmaceuticals, Inc.(c)             20,950    234,431
Martek Biosciences Corp.(c)                    9,950    483,968
Onyx Pharmaceuticals, Inc.(c)                  6,500    279,565
Pharmion Corp.(c)                              4,750    245,556
Salix Pharmaceuticals Ltd.(c)                 26,087    561,392
Telik, Inc.(c)                                12,700    283,210
                                                     ----------
                                                      2,088,122
                                                     ----------
BUILDING PRODUCTS - 1.7%
Simpson Manufacturing Co., Inc.                8,150    515,080
                                                     ----------
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc.(c)            12,200    653,188
                                                     ----------
CHEMICALS - 1.8%
Headwaters, Inc.(c)                           17,250    532,335
                                                     ----------
CHEMICALS - SPECIALTY - 1.2%
Cuno, Inc.(c)                                  6,300    363,825
                                                     ----------
COMMERCIAL BANKS - 2.8%
UCBH Holdings, Inc.                            9,250    361,397
Wintrust Financial Corp.                       8,450    484,016
                                                     ----------
                                                        845,413
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 10.1%
Bright Horizons Family Solutions, Inc.(c)      8,825    479,109
Corporate Executive Board Co.                  5,425    332,227
CoStar Group, Inc.(c)                         13,500    664,065
Educate, Inc.(c)                              30,350    357,827
Heidrick & Struggles International, Inc.(c)   19,775    569,915
Navigant Consulting, Inc.(c)                  30,550    670,878
                                                     ----------
                                                      3,074,021
                                                     ----------
COMMUNICATIONS EQUIPMENT - 3.5%
AudioCodes Ltd.(c)                            23,925    301,216
F5 Networks, Inc.(c)                          14,850    452,331
Tekelec(c)                                    18,950    316,086
                                                     ----------
                                                      1,069,633
                                                     ----------
COMPUTER SERVICES - 1.6%
Sapient Corp.(c)                              65,525    499,956
                                                     ----------
COMPUTERS & PERIPHERALS - 1.1%
Novatel Wireless, Inc.(c)                     14,525    341,338
                                                     ----------
CONSUMER DURABLES & APPAREL - 2.1%
Quiksilver, Inc.(c)                           25,600    650,752
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES - 1.3%
National Financial Partners Corp.             11,425    408,787
                                                     ----------

                                                  Shares  Value (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
ScanSource, Inc.(c)                                5,125 $  326,975
                                                         ----------
ENERGY EQUIPMENT & SERVICES - 1.9%
Input/Output, Inc.(c)                             55,900    576,329
                                                         ----------
HEALTHCARE - DRUGS - 1.8%
First Horizon Pharmaceutical Corp.(c)             26,675    533,767
                                                         ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 8.6%
Advanced Medical Optics, Inc.(c)                  16,750    662,797
ArthroCare Corp.(c)                               19,325    566,029
Epix Pharmaceuticals, Inc.(c)                     19,200    370,752
Given Imaging Ltd.(c)                             14,900    572,905
Intuitive Surgical, Inc.(c)                       17,950    444,263
                                                         ----------
                                                          2,616,746
                                                         ----------
HEALTHCARE PROVIDERS & SERVICES - 1.6%
United Surgical Partners International, Inc.(c)   14,350    492,923
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 7.2%
Penn National Gaming, Inc.(c)                     14,825    598,930
Scientific Games Corp., Class A(c)                37,875    723,412
Shuffle Master, Inc.(c)                           10,150    380,219
Sonic Corp.(c)                                    19,425    497,863
                                                         ----------
                                                          2,200,424
                                                         ----------
INTERNET SOFTWARE & SERVICES - 2.8%
Akamai Technologies, Inc.(c)                      23,100    324,555
Jupitermedia Corp.(c)                             28,925    514,865
                                                         ----------
                                                            839,420
                                                         ----------
IT SERVICES - 3.5%
Anteon International Corp.(c)                     14,450    529,592
iPayment Holdings, Inc.(c)                        13,650    548,184
                                                         ----------
                                                          1,077,776
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 1.4%
Jakks Pacific, Inc.(c)                            18,725    430,675
                                                         ----------
MACHINERY - 3.8%
Actuant Corp., Class A(c)                         14,450    595,485
Ceradyne, Inc.(c)                                 12,975    569,732
                                                         ----------
                                                          1,165,217
                                                         ----------
METALS & MINING - 1.8%
Steel Dynamics, Inc.                              14,200    548,404
                                                         ----------
OIL & GAS - 4.3%
Cimarex Energy Co.(c)                             10,525    367,743
Denbury Resources, Inc.(c)                        23,075    586,105
Unit Corp.(c)                                     10,525    369,217
                                                         ----------
                                                          1,323,065
                                                         ----------
PHARMACEUTICALS - 0.9%
Bone Care International, Inc.(c)                  10,775    261,833
                                                         ----------
ROAD & RAIL - 1.6%
Old Dominion Freight Line, Inc.(c)                17,100    492,651
                                                         ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                   Shares    Value (a)
----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
FormFactor, Inc.(c)                                28,350 $   549,139
Tessera Technologies, Inc.(c)                      22,175     490,068
                                                          -----------
                                                            1,039,207
                                                          -----------
SOFTWARE - 6.2%
Altiris, Inc.(c)                                   19,075     603,724
InfoSpace, Inc.(c)                                  8,300     393,337
JAMDAT Mobile, Inc.(c)                              1,325      30,568
Macrovision Corp.(c)                               13,050     314,244
RSA Security, Inc.(c)                              28,475     549,567
                                                          -----------
                                                            1,891,440
                                                          -----------

SPECIALTY RETAIL - 3.2%
Brookstone, Inc.(c)                                18,750     354,187
Guitar Center, Inc.(c)                             14,100     610,530
                                                          -----------
                                                              964,717
                                                          -----------

TELECOMMUNICATIONS - WIRELESS - 1.3%
Alamosa Holdings, Inc.(c)                          50,625     386,775
                                                          -----------

THRIFTS & MORTGAGE FINANCE - 1.6%
BankAtlantic Bancorp, Inc., Class A                27,000     494,640
                                                          -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,909,044)                             30,642,016
                                                          -----------

TOTAL INVESTMENTS - 100.6%
 (Identified Cost $27,909,044)(b)                          30,642,016
 Other assets less liabilities--(0.6%)                       (186,460)
                                                          -----------

TOTAL NET ASSETS - 100%                                   $30,455,556
                                                          -----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $27,927,215 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax
 cost                                                                                                         $2,964,660
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over
 value                                                                                                          (249,859)
                                                                                                              ----------
 Net unrealized appreciation.                                                                                 $2,714,801
                                                                                                              ----------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $209,546,027 of which $150,262,987 expires on September 30, 2010 and
 $59,283,040 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


Commercial Services & Supplies  10.1% Semiconductors & Semiconductor Equipment  3.4%
Healthcare Equipment & Supplies  8.6  Specialty Retail                          3.2
Hotels, Restaurants & Leisure    7.2  Commercial Banks                          2.8
Biotechnology                    6.9  Internet Software & Services              2.8
Software                         6.2  Aerospace & Defense                       2.2
Oil & Gas                        4.3  Capital Markets                           2.1
Machinery                        3.8  Banks/Savings & Loans                     2.1
IT Services                      3.5  Consumer Durables & Apparel               2.1
Communications Equipment         3.5  Air Freight & Logistics                   2.1
                                      Other, less than 2% each                 23.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES SMALL CAP VALUE FUND


                                             Shares   Value (a)
---------------------------------------------------------------

COMMON STOCKS - 95.9% OF TOTAL NET ASSETS

ADVERTISING - 0.7%
Catalina Marketing Corp.                    173,600 $ 4,006,688
                                                    -----------
AEROSPACE & DEFENSE - 2.2%
Allied Defense Group, Inc. (The)(c)          76,175   1,412,285
Moog, Inc., Class A(c)                      128,275   4,656,382
United Defense Industries, Inc.(c)          163,525   6,539,365
                                                    -----------
                                                     12,608,032
                                                    -----------
AUTO COMPONENTS - 1.2%
Cooper Tire & Rubber Co.                    236,450   4,769,196
Dana Corp.                                  136,650   2,417,339
                                                    -----------
                                                      7,186,535
                                                    -----------
AUTOMOBILES - 0.3%
Monaco Coach Corp.                           86,200   1,866,230
                                                    -----------
BIOTECHNOLOGY - 0.5%
Serologicals Corp.(c)                       137,075   3,197,960
                                                    -----------
BUILDING PRODUCTS - 1.4%
Elk Corp.                                   154,375   4,285,450
Lennox International, Inc.                  270,525   4,041,643
                                                    -----------
                                                      8,327,093
                                                    -----------
CHEMICALS - 3.1%
Cytec Industries, Inc.                      122,225   5,982,914
Great Lakes Chemical Corp.                  102,250   2,617,600
Millennium Chemicals, Inc.(c)                75,075   1,592,341
Scotts Co., Class A(c)                       55,125   3,536,269
Spartech Corp.                              172,375   4,326,612
                                                    -----------
                                                     18,055,736
                                                    -----------
COMMERCIAL BANKS - 6.9%
Alabama National BanCorporation              46,875   2,806,406
CVB Financial Corp.                         161,672   3,592,352
East West Bancorp, Inc.                     135,650   4,556,483
First Midwest Bancorp, Inc.                  82,225   2,841,696
IBERIABANK Corp.                             62,275   3,594,513
Independent Bank Corp.                      182,437   4,925,799
Oriental Financial Group, Inc.              148,875   4,028,558
Signature Bank(c)                           121,875   3,260,156
South Financial Group, Inc.                 154,775   4,364,655
Texas Regional Bancshares, Inc., Class A    107,175   3,332,071
Wintrust Financial Corp.                     46,500   2,663,520
                                                    -----------
                                                     39,966,209
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
DiamondCluster International, Inc.(c)       164,875   2,011,475
McGrath Rentcorp                             13,275     485,201
School Specialty, Inc.(c)                    57,800   2,277,898
Waste Connections, Inc.(c)                  177,450   5,621,616
WCA Waste Corp.(c)                          273,450   2,403,626
                                                    -----------
                                                     12,799,816
                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.3%
Andrew Corp.(c)                              71,875     879,750
Aspect Communications Corp.(c)              237,875   2,362,099

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                 Shares   Value (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - CONTINUED
Brocade Communications Systems, Inc.(c)         431,525 $ 2,438,116
CommScope, Inc.(c)                              170,925   3,691,980
Comtech Telecommunications Corp.(c)              71,075   1,926,132
Foundry Networks, Inc.(c)                       203,900   1,935,011
                                                        -----------
                                                         13,233,088
                                                        -----------
COMPUTERS & PERIPHERALS - 1.1%
Eletronics for Imaging, Inc.(c)                 138,525   2,249,646
Imation Corp.                                   116,850   4,158,691
                                                        -----------
                                                          6,408,337
                                                        -----------
CONSTRUCTION & ENGINEERING - 0.8%
Washington Group International, Inc.(c)         134,125   4,643,407
                                                        -----------
CONSTRUCTION MATERIALS - 0.7%
Eagle Materials, Inc.                            56,975   4,062,317
                                                        -----------
CONSUMER DURABLES & APPAREL - 0.3%
Tupperware Corp.                                114,375   1,942,088
                                                        -----------
CONSUMER FINANCE - 0.5%
Nelnet, Inc., Class A(c)                        122,500   2,741,550
                                                        -----------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
iShares Russell 2000 Value Index Fund            25,000   4,292,250
National Financial Partners Corp.               127,550   4,563,739
                                                        -----------
                                                          8,855,989
                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Commonwealth Telephone Enterprises, Inc.(c)      68,575   2,986,441
                                                        -----------
ELECTRIC UTILITIES - 0.8%
Texas Genco Holdings, Inc.                      103,625   4,834,106
                                                        -----------
ELECTRICAL EQUIPMENT - 1.7%
AMETEK, Inc.                                    188,200   5,706,224
Artesyn Technologies, Inc.(c)                   398,100   3,973,038
                                                        -----------
                                                          9,679,262
                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
Aeroflex, Inc.(c)                               152,100   1,607,697
Benchmark Electronics, Inc.(c)                   87,000   2,592,600
Excel Technology, Inc.(c)                        98,375   2,540,043
Global Imaging System, Inc.(c)                   94,600   2,940,168
Rogers Corp.(c)                                  26,100   1,108,989
ScanSource, Inc.(c)                              28,700   1,831,060
Tech Data Corp.(c)                               51,025   1,967,014
Varian, Inc.(c)                                 138,850   5,258,249
                                                        -----------
                                                         19,845,820
                                                        -----------
ENERGY EQUIPMENT & SERVICES - 3.2%
Cal Dive International, Inc.(c)                 163,500   5,823,870
Grey Wolf, Inc.(c)                              557,625   2,726,786
Hydril Co.(c)                                   114,500   4,917,775
Input/Output, Inc.(c)                           475,000   4,897,250
                                                        -----------
                                                         18,365,681
                                                        -----------
FOOD - PACKAGED & MISCELLANEOUS - 0.2%
Lance, Inc.                                      86,150   1,391,323
                                                        -----------

                                          Shares   Value (a)
------------------------------------------------------------

COMMON STOCKS - CONTINUED

FOOD & STAPLES RETAILING - 1.0%
BJ's Wholesale Club, Inc.(c)             163,175 $ 4,461,204
Smart & Final, Inc.(c)                    87,650   1,469,014
                                                 -----------
                                                   5,930,218
                                                 -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.(c)                32,000   1,372,160
Ralcorp Holdings, Inc.(c)                176,650   6,377,065
                                                 -----------
                                                   7,749,225
                                                 -----------
GAS UTILITIES - 1.4%
AGL Resources, Inc.                      162,450   4,998,586
Southern Union Co.                       156,161   3,201,301
                                                 -----------
                                                   8,199,887
                                                 -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.4%
Analogic Corp.                           107,800   4,494,182
Sybron Dental Specialties, Inc.(c)       119,250   3,540,532
                                                 -----------
                                                   8,034,714
                                                 -----------
HEALTHCARE PROVIDERS & SERVICES - 0.8%
Andrx Corp.(c)                           151,425   3,385,863
Omnicell, Inc.(c)                        106,525   1,408,260
                                                 -----------
                                                   4,794,123
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 4.0%
CBRL Group, Inc.                         144,275   5,205,442
Dover Downs Entertainment, Inc.          171,915   1,769,005
Fairmont Hotels & Resorts, Inc.          138,925   3,795,431
Multimedia Games, Inc.(c)                135,525   2,100,638
O'Charley's, Inc.(c)                      72,550   1,182,565
Sonic Corp.(c)                           138,112   3,539,811
Steak n Shake Co. (The)(c)               226,525   3,869,047
Sunterra Corp.(c)                        208,825   1,990,102
                                                 -----------
                                                  23,452,041
                                                 -----------
INDUSTRIAL CONGLOMERATES - 0.6%
ALLETE, Inc.                              60,583   1,968,958
Texas Industries, Inc.                    35,625   1,832,550
                                                 -----------
                                                   3,801,508
                                                 -----------
INSURANCE - 5.7%
AmerUs Group Co.                          66,150   2,712,150
Delphi Financial Group, Inc.             123,225   4,949,948
Endurance Specialty Holdings Ltd.        146,400   4,706,760
Ohio Casualty Corp.(c)                   182,175   3,812,923
Platinum Underwriters Holdings Ltd.      143,300   4,195,824
ProAssurance Corp.(c)                    107,375   3,760,273
Protective Life Corp.                    123,375   4,849,871
RLI Corp.                                108,900   4,089,195
                                                 -----------
                                                  33,076,944
                                                 -----------
INTERNET SOFTWARE & SERVICES - 0.7%
Digitas, Inc.(c)                         519,850   4,018,441
                                                 -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                              Shares   Value (a)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 1.3%
BISYS Group, Inc.(The)(c)                    165,675 $ 2,420,512
Perot Systems Corp., Class A(c)              330,150   5,302,209
                                                     -----------
                                                       7,722,721
                                                     -----------
MACHINERY - 6.7%
Actuant Corp., Class A(c)                    162,650   6,702,806
Albany International Corp., Class A          107,925   3,217,244
Barnes Group, Inc.                           153,100   4,205,657
CLARCOR, Inc.                                129,625   6,179,224
Commercial Vehicle Group Inc.(c)             169,725   2,688,444
ESCO Technologies, Inc.(c)                    46,725   3,166,086
IDEX Corp.                                   164,700   5,593,212
JLG Industries, Inc.                          33,775     567,420
Reliance Steel & Aluminum Co.                129,725   5,150,083
Robbins & Myers, Inc.                         73,400   1,614,800
                                                     -----------
                                                      39,084,976
                                                     -----------
MANUFACTURING - 1.2%
Federal Signal Corp.                         150,225   2,791,181
Harsco Corp.                                  91,925   4,127,432
                                                     -----------
                                                       6,918,613
                                                     -----------
MEDIA - 5.4%
ADVO, Inc.                                   126,437   3,911,961
Harte-Hanks, Inc.                            181,625   4,542,441
John Wiley & Son, Inc., Class A              133,450   4,263,727
Journal Communications, Inc., Class A        213,300   3,741,282
R.H. Donnelley Corp.(c)                      191,400   9,447,504
Saga Communications, Inc., Class A(c)        217,250   3,682,388
Scholastic Corp.(c)                           59,825   1,847,994
                                                     -----------
                                                      31,437,297
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.2%
Energen Corp.                                 41,225   2,125,149
ONEOK, Inc.                                  187,750   4,885,255
                                                     -----------
                                                       7,010,404
                                                     -----------
MULTILINE RETAIL - 0.4%
ShopKo Stores, Inc.(c)                       136,250   2,372,113
                                                     -----------
OIL & GAS - 1.9%
Energy Partners Ltd.(c)                      113,675   1,850,629
Meridian Resource Corp.(c)                   210,225   1,856,287
Patina Oil & Gas Corp.                        97,300   2,877,161
Stone Energy Corp.(c)                         98,675   4,318,018
                                                     -----------
                                                      10,902,095
                                                     -----------
PHARMACEUTICALS - 1.5%
Par Pharmaceutical Cos., Inc.(c)             117,775   4,231,656
Perrigo Co.                                  232,500   4,777,875
                                                     -----------
                                                       9,009,531
                                                     -----------
REAL ESTATE - 7.8%
American Home Mortgage Investment Corp.      149,700   4,184,115
Bedford Property Investors, Inc.             129,350   3,924,479
CBL & Associates Properties, Inc.             74,750   4,556,013

                                                   Shares   Value (a)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

REAL ESTATE - CONTINUED
Corporate Office Properties Trust                 197,025 $ 5,047,780
First Potomac Realty Trust                        145,025   2,996,217
Highland Hospitality Corp.                        200,900   2,290,260
LaSalle Hotel Properties                          198,550   5,479,980
Levitt Corp., Class A                             111,587   2,617,831
Macerich Co. (The)                                 43,375   2,311,454
Newcastle Investment Corp.                        156,475   4,803,782
Ramco-Gershenson Properties Trust                  75,400   2,041,832
Saxon Capitol, Inc.(c)                            220,325   4,736,987
Strategic Hotel Capital, Inc.                      23,175     313,326
                                                          -----------
                                                           45,304,056
                                                          -----------
RETAIL - SPECIALTY - 1.6%
Adesa, Inc.(c)                                    181,750   2,986,153
Pier 1 Imports, Inc.                              165,075   2,984,556
West Marine, Inc.(c)                              146,325   3,128,428
                                                          -----------
                                                            9,099,137
                                                          -----------
ROAD & RAIL - 4.0%
AMERCO(c)                                          77,475   2,937,852
Genesee & Wyoming, Inc., Class A(c)               213,675   5,410,251
Laidlaw International, Inc.(c)                    266,700   4,387,215
Landstar System, Inc.(c)                           76,900   4,512,492
Marten Transport Ltd(c)                           108,075   1,888,070
Old Dominion Freight Line, Inc.(c)                145,050   4,178,891
                                                          -----------
                                                           23,314,771
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Cymer, Inc.(c)                                     52,075   1,492,470
DSP Group, Inc.(c)                                196,525   4,136,851
                                                          -----------
                                                            5,629,321
                                                          -----------
SOFTWARE - 1.2%
Datastream Systems, Inc.(c)                       169,425   1,096,180
Hyperion Solutions Corp.(c)                        63,650   2,163,463
Inet Technologies, Inc.(c)                        120,460   1,515,387
MRO Software, Inc.(c)                              70,400     704,000
Retek, Inc.(c)                                    334,275   1,524,294
                                                          -----------
                                                            7,003,324
                                                          -----------
SPECIALTY RETAIL - 1.9%
Cost Plus, Inc.(c)                                 87,300   3,088,674
Men's Wearhouse, Inc.(c)                          172,350   5,006,767
Party City Corp.(c)                               196,275   2,898,982
                                                          -----------
                                                           10,994,423
                                                          -----------
TEXTILES APPAREL & LUXURY GOODS - 0.5%
Fossil, Inc.(c)                                    91,012   2,815,911
                                                          -----------
THRIFTS & MORTGAGE FINANCE - 4.8%
Bank Mutual Corp.                                 463,796   5,565,552
BankAtlantic Bancorp, Inc., Class A               253,325   4,640,914
BankUnited Financial Corp.(c)                     193,125   5,629,594
Independence Community Bank Corp.                 107,275   4,189,089
Provident Bancorp, Inc.                           421,950   4,953,693
Provident Financial Services, Inc.                164,325   2,834,606
                                                          -----------
                                                           27,813,448
                                                          -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                      Shares    Value (a)
-------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 0.7%
Hughes Supply, Inc.                                  131,150 $  3,943,681
                                                             ------------
TRANSPORTATION - 0.0%
Hub Group, Inc., Class A(c)                            1,125       41,906
                                                             ------------
WATER UTILITIES - 0.4%
American States Water Co.                             82,650    2,057,985
                                                             ------------

TOTAL COMMON STOCKS
 (Identified Cost $450,536,102)                               558,536,522
                                                             ------------

                                            Principal Amount
-------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 4.0%
COMMERCIAL PAPER - 4.0%
UBS Finance, Inc., 1.350%, 10/01/2004(d)         $23,269,000   23,269,000
                                                             ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $23,269,000)                                 23,269,000
                                                             ------------

TOTAL INVESTMENTS - 99.9%
 (Identified Cost $473,805,102)(b)                            581,805,522
 Other assets less liabilities--0.1%                              641,066
                                                             ------------

TOTAL NET ASSETS - 100%                                      $582,446,588
                                                             ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

  At September 30, 2004, the net unrealized
  appreciation on investments based on cost of
  $474,074,714 for federal income tax purposes was as
  follows:
  Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                                                          $116,478,245
  Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                                                                               (8,747,437)
                                                                                                         ------------
  Net unrealized appreciation                                                                            $107,730,808
                                                                                                         ------------

  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $23,833,094 in undistributed ordinary income and $33,635,271 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Real Estate                         7.8%
Commercial Banks                    6.9
Machinery                           6.7
Insurance                           5.7
Media                               5.4
Thrifts & Mortgage Finance          4.8
Hotels, Restaurants & Leisure       4.0
Road & Rail                         4.0
Electronic Equipment & Instruments  3.4
Energy Equipment & Services         3.2
Chemicals                           3.1
Communications Equipment            2.3
Commercial Services & Supplies      2.2
Aerospace & Defense                 2.2
Other, less than 2% each           34.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                              Shares  Value (a)
---------------------------------------------------------------

COMMON STOCKS - 98.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.8%
DRS Technologies, Inc.(c)                      4,625 $  173,160
United Defense Industries, Inc.(c)             5,000    199,950
                                                     ----------
                                                        373,110
                                                     ----------
AIR FREIGHT & LOGISTICS - 2.1%
EGL, Inc.(c)                                   7,775    235,272
UTI Worldwide, Inc.                            3,625    213,186
                                                     ----------
                                                        448,458
                                                     ----------
BANKS/SAVINGS & LOANS - 0.8%
Silicon Valley Bancshares(c)                   4,625    171,911
                                                     ----------
BIOTECHNOLOGY - 5.3%
Keryx Biopharmaceuticals, Inc.(c)              8,550     95,675
Lifecell Corp.(c)                             15,000    150,000
Martek Biosciences Corp.(c)                    4,225    205,504
Onyx Pharmaceuticals, Inc.(c)                  3,850    165,588
Pharmion Corp.(c)                              2,875    148,626
Salix Pharmaceuticals Ltd.(c)                  7,125    153,330
Telik, Inc.(c)                                 8,650    192,895
                                                     ----------
                                                      1,111,618
                                                     ----------
BUILDING PRODUCTS - 2.2%
NCI Building Systems, Inc.(c)                  4,375    139,562
Simpson Manufacturing Co., Inc.                2,875    181,700
Trex Company, Inc.(c)                          2,875    127,305
                                                     ----------
                                                        448,567
                                                     ----------
BUSINESS SERVICES - 0.9%
Global Payments, Inc.                          3,450    184,747
                                                     ----------
CAPITAL MARKETS - 0.8%
Affiliated Managers Group, Inc.(c)             3,275    175,344
                                                     ----------
CHEMICALS - 0.8%
Headwaters, Inc.(c)                            5,375    165,873
                                                     ----------
CHEMICALS - SPECIALTY - 0.9%
Cuno, Inc.(c)                                  3,075    177,581
                                                     ----------
COMMERCIAL BANKS - 2.3%
East West Bancorp, Inc.                        5,000    167,950
UCBH Holdings, Inc.                            3,075    120,140
Wintrust Financial Corp.                       3,275    187,592
                                                     ----------
                                                        475,682
                                                     ----------
COMMERCIAL SERVICES - 1.0%
Charles River Associates, Inc.(c)              5,375    205,809
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 9.1%
Bright Horizons Family Solutions, Inc.(c)      2,475    134,368
Corporate Executive Board Co.                  2,450    150,038
CoStar Group, Inc.(c)                          3,650    179,543
DiamondCluster International, Inc.(c)         15,575    190,015
Educate, Inc.(c)                              17,100    201,609
Heidrick & Struggles International, Inc.(c)    6,150    177,243
Jackson Hewitt Tax Service, Inc.               8,275    167,403
Korn/Ferry International(c)                    9,050    164,982

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                             Shares  Value (a)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMERCIAL SERVICES & SUPPLIES - CONTINUED
Laureate Education, Inc.(c)                   4,625 $  172,142
Navigant Consulting, Inc.(c)                  9,225    202,581
Strayer Education, Inc.                       1,350    155,264
                                                    ----------
                                                     1,895,188
                                                    ----------
COMMUNICATIONS EQUIPMENT - 4.5%
Alvarion Ltd.(c)                             13,275    171,779
AudioCodes Ltd.(c)                           18,075    227,564
F5 Networks, Inc.(c)                          7,825    238,349
Sonus Networks, Inc.(c)                      29,050    163,552
Tekelec(c)                                    8,650    144,282
                                                    ----------
                                                       945,526
                                                    ----------
COMPUTER SERVICES - 0.8%
Sapient Corp.(c)                             21,350    162,901
                                                    ----------
COMPUTERS & PERIPHERALS - 1.7%
Mobility Electronics, Inc.(c)                20,000    164,800
Novatel Wireless, Inc.(c)                     8,275    194,462
                                                    ----------
                                                       359,262
                                                    ----------
CONSUMER DURABLES & APPAREL - 0.7%
Quiksilver, Inc.(c)                           5,950    151,249
                                                    ----------
CONSUMER FINANCE - 0.8%
ACE Cash Express, Inc.(c)                     6,725    175,119
                                                    ----------
DIVERSIFIED FINANCIAL SERVICES - 1.8%
Marlin Business Services, Inc.(c)            10,200    191,352
National Financial Partners Corp.             5,000    178,900
                                                    ----------
                                                       370,252
                                                    ----------
EDUCATION - 0.8%
Universal Technical Institute, Inc.(c)        5,200    156,936
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
FLIR Systems, Inc.(c)                         2,300    134,550
ScanSource, Inc.(c)                           1,925    122,815
                                                    ----------
                                                       257,365
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc.(c)                      3,550    168,767
Input/Output, Inc.(c)                        16,350    168,568
Maverick Tube Corp.(c)                        5,350    164,833
Offshore Logistics, Inc.(c)                   3,175    109,284
                                                    ----------
                                                       611,452
                                                    ----------
FOOD PRODUCTS - 0.8%
Peet's Coffee & Tea, Inc.(c)                  7,400    173,086
                                                    ----------
HEALTHCARE - DRUGS - 0.8%
First Horizon Pharmaceutical Corp.(c)         8,850    177,089
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 6.9%
Advanced Medical Optics, Inc.(c)              4,225    167,183
American Medical Systems Holdings, Inc.(c)    5,200    188,604
Animas Corp.(c)                               8,350    134,435
ArthroCare Corp.(c)                           6,350    185,991
Digirad Corp.(c)                             12,700    132,715

                                                  Shares  Value (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE EQUIPMENT & SUPPLIES - CONTINUED
Epix Pharmaceuticals, Inc.(c)                      7,700 $  148,687
Given Imaging Ltd.(c)                              5,575    214,359
Intuitive Surgical, Inc.(c)                        6,350    157,163
Palomar Medical Technologies, Inc.(c)              4,625    101,380
                                                         ----------
                                                          1,430,517
                                                         ----------
HEALTHCARE PROVIDERS & SERVICES - 6.2%
Chemed Corp.                                       3,275    182,549
Covance, Inc.(c)                                   5,200    207,844
Genesis HealthCare Corp.(c)                        6,150    187,021
HealthExtras, Inc.(c)                             14,800    206,312
TLC Vision Corp.(c)                               16,350    143,390
United Surgical Partners International, Inc.(c)    5,775    198,371
VCA Antech, Inc.(c)                                7,700    158,851
                                                         ----------
                                                          1,284,338
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 4.9%
Applebee's International, Inc.                     4,800    121,344
Buffalo Wild Wings, Inc.(c)                        5,375    150,715
Penn National Gaming, Inc.(c)                      4,050    163,620
Scientific Games Corp., Class A(c)                 8,850    169,035
Shuffle Master, Inc.(c)                            5,200    194,792
Station Casinos, Inc.                              4,425    217,002
                                                         ----------
                                                          1,016,508
                                                         ----------
INSURANCE - 0.8%
Arch Capital Group Ltd.(c)                         4,225    164,522
                                                         ----------
INTERNET & CATALOG RETAIL - 1.3%
Audible, Inc.(c)                                   7,000    125,510
Blue Nile, Inc.(c)                                 4,075    137,246
                                                         ----------
                                                            262,756
                                                         ----------
INTERNET SOFTWARE & SERVICES - 3.1%
Akamai Technologies, Inc.(c)                       7,275    102,214
Ask Jeeves, Inc.(c)                                5,375    175,816
Jupitermedia Corp.(c)                             10,575    188,235
NetRatings, Inc.(c)                               10,375    184,986
                                                         ----------
                                                            651,251
                                                         ----------
IT SERVICES - 2.5%
Anteon International Corp.(c)                      4,800    175,920
iPayment Holdings, Inc.(c)                         4,225    169,676
Lionbridge Technologies, Inc.(c)                  19,800    170,082
                                                         ----------
                                                            515,678
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Jakks Pacific, Inc.(c)                             7,700    177,100
                                                         ----------
MACHINERY - 3.6%
Actuant Corp., Class A(c)                          4,625    190,596
Ceradyne, Inc.(c)                                  3,850    169,053
ESCO Technologies, Inc.(c)                         2,075    140,602
Joy Global, Inc.                                   2,725     93,686
Middleby Corp.                                     3,075    161,899
                                                         ----------
                                                            755,836
                                                         ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                  Shares  Value (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

MEDIA & ENTERTAINMENT - 0.7%
Entravision Communications Corp.(c)               19,425 $  147,824
                                                         ----------
METALS & MINING - 0.9%
Steel Dynamics, Inc.                               4,750    183,445
                                                         ----------
OIL & GAS - 3.8%
Cimarex Energy Co.(c)                              5,525    193,043
Denbury Resources, Inc.(c)                         4,800    121,920
Quicksilver Resources, Inc.(c)                     5,650    184,586
Southwestern Energy Co.(c)                         3,075    129,119
Unit Corp.(c)                                      4,425    155,229
                                                         ----------
                                                            783,897
                                                         ----------
OIL & GAS EXPLORATION - 1.1%
Range Resources Corp.                              6,550    114,559
Ultra Petroleum Corp.(c)                           2,500    122,625
                                                         ----------
                                                            237,184
                                                         ----------
PHARMACEUTICALS - 0.8%
Bone Care International, Inc.(c)                   6,725    163,418
                                                         ----------
REAL ESTATE - 0.9%
Jones Lang LaSalle, Inc.(c)                        5,775    190,633
                                                         ----------
ROAD & RAIL - 0.8%
Old Dominion Freight Line, Inc.(c)                 6,143    176,980
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Cymer, Inc.(c)                                     5,675    162,646
FormFactor, Inc.(c)                                8,650    167,550
Microsemi Corp.(c)                                13,475    189,997
Silicon Laboratories, Inc.(c)                      2,900     95,961
Tessera Technologies, Inc.(c)                      8,450    186,745
                                                         ----------
                                                            802,899
                                                         ----------
SOFTWARE - 5.6%
Activision, Inc.(c)                               11,925    165,400
Altiris, Inc.(c)                                   4,800    151,920
Epicor Software Corp.(c)                          13,650    164,210
InfoSpace, Inc.(c)                                 3,275    155,202
JAMDAT Mobile, Inc.(c)                               825     19,033
Macromedia, Inc.(c)                                7,875    158,130
Macrovision Corp.(c)                               6,925    166,754
RSA Security, Inc.(c)                              9,225    178,042
                                                         ----------
                                                          1,158,691
                                                         ----------
SPECIALTY RETAIL - 2.1%
Brookstone, Inc.(c)                                5,950    112,396
Guitar Center, Inc.(c)                             3,450    149,385
PETCO Animal Supplies, Inc.(c)                     5,375    175,547
                                                         ----------
                                                            437,328
                                                         ----------
TELECOMMUNICATIONS - WIRELESS - 0.8%
Alamosa Holdings, Inc.(c)......................   21,925    167,507
                                                         ----------
TEXTILES APPAREL & LUXURY GOODS - 0.9%
Fossil, Inc.(c)................................    5,950    184,093
                                                         ----------

                                              Shares   Value (a)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

THRIFTS & MORTGAGE FINANCE - 0.7%
Commercial Capital Bancorp, Inc............    6,225 $   141,245
                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Ubiquitel, Inc.(c).........................   30,775     123,100
                                                     -----------

TOTAL COMMON STOCKS
 (Identified Cost $18,944,746)                        20,530,875
                                                     -----------

TOTAL INVESTMENTS - 98.5%
 (Identified Cost $18,944,746)(b)                     20,530,875
 Other assets less liabilities--1.5%                     315,466
                                                     -----------

TOTAL NET ASSETS - 100%                              $20,846,341
                                                     -----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $19,057,135 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax
 cost                                                                                                            $1,735,062
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over
 value                                                                                                             (261,322)
                                                                                                                 ----------
 Net unrealized appreciation                                                                                     $1,473,740
                                                                                                                 ----------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $80,531,163 of which $3,585,920 expires on September 30, 2009, $50,230,327 expires on September 30, 2010 and $26,714,916 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Commercial Services & Supplies            9.1%
Healthcare Equipment & Supplies           6.9
Healthcare Providers & Services           6.2
Software                                  5.6
Biotechnology                             5.3
Hotels, Restaurants & Leisure             4.9
Communications Equipment                  4.5
Semiconductors & Semiconductor Equipment  3.9
Oil & Gas                                 3.8
Machinery                                 3.6
Internet Software & Services              3.1
Energy Equipment & Services               2.9
IT Services                               2.5
Commercial Banks                          2.3
Building Products                         2.2
Air Freight & Logistics                   2.1
Specialty Retail                          2.1
Other, less than 2% each                 27.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES TAX-MANAGED EQUITY FUND


                                                Shares Value (a)
----------------------------------------------------------------

COMMON STOCKS - 100.5% OF TOTAL NET ASSETS
AEROSPACE & DEFENSE - 2.7%
Northrop Grumman Corp.                           2,600  $138,658
                                                       ---------
AUTOMOBILES - 2.4%
Harley-Davidson, Inc.                            2,075   123,338
                                                       ---------
BEVERAGES - 2.4%
PepsiCo, Inc.                                    2,575   125,274
                                                       ---------
BIOTECHNOLOGY - 2.7%
Amgen, Inc.(c)                                   2,525   143,117
                                                       ---------
CAPITAL MARKETS - 2.9%
Goldman Sachs Group, Inc.                        1,600   149,184
                                                       ---------
CHEMICALS - 2.1%
Praxair, Inc.                                    2,500   106,850
                                                       ---------
COMMERCIAL BANKS - 5.1%
National City Corp.                              2,875   111,032
Wells Fargo & Co.                                2,625   156,529
                                                       ---------
                                                         267,561
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 1.6%
ARAMARK Corp., Class B                           3,525    85,094
                                                       ---------
COMMUNICATIONS EQUIPMENT - 6.4%
Cisco Systems, Inc.(c)                           6,250   113,125
Harris Corp.                                     2,400   131,856
Nokia Oyj ADR                                    6,300    86,436
                                                       ---------
                                                         331,417
                                                       ---------
COMPUTERS & PERIPHERALS - 2.0%
Dell, Inc.(c)                                    3,000   106,800
                                                       ---------
DIVERSIFIED FINANCIALS - 2.7%
Citigroup, Inc.                                  3,175   140,081
                                                       ---------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
CenturyTel, Inc.                                 4,800   164,352
                                                       ---------
ELECTRIC UTILITIES - 1.9%
Dominion Resources, Inc.                         1,525    99,506
                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
Flextronics International Ltd.(c)                6,900    91,425
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 1.4%
GlobalSantaFe Corp.                              2,400    73,560
                                                       ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 5.3%
Guidant Corp.                                    1,350    89,154
Medtronic, Inc.                                  1,575    81,742
Zimmer Holdings, Inc.(c)                         1,300   102,752
                                                       ---------
                                                         273,648
                                                       ---------
HEALTHCARE PROVIDERS & SERVICES - 2.4%
Caremark Rx, Inc.(c)                             3,925   125,875
                                                       ---------
HOTELS, RESTAURANTS & LEISURE - 3.2%
Carnival Corp.                                   3,500   165,515
                                                       ---------
HOUSEHOLD DURABLES - 2.5%
Leggett & Platt, Inc.                            4,650   130,665
                                                       ---------
INDUSTRIAL CONGLOMERATES - 4.6%
3M Co.                                           1,300   103,961
General Electric Co.                             4,100   137,678
                                                       ---------
                                                         241,639
                                                       ---------
INSURANCE - 6.1%
AFLAC, Inc.                                      4,250   166,642
American International Group, Inc.               2,200   149,578
                                                       ---------
                                                         316,220
                                                       ---------

                                                   Shares   Value (a)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED
IT SERVICES - 8.4%
Accenture Ltd., Class A(c)                          5,700 $  154,185
First Data Corp.                                    3,000    130,500
SunGard Data Systems, Inc.(c)                       6,500    154,505
                                                          ----------
                                                             439,190
                                                          ----------
MACHINERY - 5.8%
Danaher Corp.                                       2,175    111,534
Dover Corp.                                         2,875    111,751
Illinois Tool Works, Inc.                             825     76,865
                                                          ----------
                                                             300,150
                                                          ----------
MEDIA - 3.1%
Viacom, Inc., Class B                               4,775    160,249
                                                          ----------
MULTILINE RETAIL - 2.7%
Target Corp.                                        3,100    140,275
                                                          ----------
OIL & GAS - 7.1%
ConocoPhillips                                      1,500    124,275
Devon Energy Corp.                                  1,650    117,167
Exxon Mobil Corp.                                   2,650    128,074
                                                          ----------
                                                             369,516
                                                          ----------
PHARMACEUTICALS - 3.5%
Perrigo Co.                                         4,750     97,613
Pfizer, Inc.                                        2,775     84,915
                                                          ----------
                                                             182,528
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
DSP Group, Inc.(c)                                  3,500     73,675
Intel Corp.                                         3,900     78,234
Maxim Integrated Products, Inc.                     1,950     82,466
                                                          ----------
                                                             234,375
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $4,635,845)                              5,226,062
                                                          ----------

TOTAL INVESTMENTS - 100.5%
 (Identified Cost $4,635,845)(b)                           5,226,062
 Other assets less liabilities--(0.5%)                       (24,023)
                                                          ----------

TOTAL NET ASSETS - 100%                                   $5,202,039
                                                          ----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

  At September 30, 2004, the net unrealized appreciation on investments based on cost of $4,670,005 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax
  cost                                                                                                         $615,725
  Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over
  value                                                                                                         (59,668)
                                                                                                               --------
  Net unrealized appreciation                                                                                  $556,057
                                                                                                               --------

  At September 30, 2004, the Fund had a capital loss carryover of approximately $4,164,003 of which $214,505 expires on September 30, 2009, $2,177,191 expires on September 30, 2010, $1,662,157 expires on September 30, 2011 and $110,150 expires on September 30, 2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  For the year ended September 30, 2004, the Fund has elected to defer $17,838 of capital losses attributable to Post-October losses.
  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $23,793 in undistributed ordinary income and $0 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.

(c) Non-income producing security.

  ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading exchanges not located in the United States.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


IT Services                              8.4%
Oil & Gas                                7.1
Communications Equipment                 6.4
Insurance                                6.1
Machinery                                5.8
Healthcare Equipment & Supplies          5.3
Commercial Banks                         5.1
Industrial Conglomerates                 4.6
Semiconductors & Semiconductor Equipment 4.5
Pharmaceuticals                          3.5
Hotels, Restaurants & Leisure            3.2
Diversified Telecommunication Services   3.2
Media                                    3.1
Capital Markets                          2.9
Biotechnology                            2.7
Multiline Retail                         2.7
Diversified Financials                   2.7
Aerospace & Defense                      2.7
Household Durables                       2.5
Healthcare Providers & Services          2.4
Beverages                                2.4
Automobiles                              2.4
Chemicals                                2.1
Computers & Peripherals                  2.0
Other, less than 2% each                 6.7

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES VALUE FUND


                                                Shares  Value (a)
-----------------------------------------------------------------

COMMON STOCKS - 98.7% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.2%
Honeywell International, Inc.                   17,050 $  611,413
Northrop Grumman Corp.                          13,250    706,622
Raytheon Co.                                    11,075    420,629
                                                       ----------
                                                        1,738,664
                                                       ----------
AUTO COMPONENTS - 1.0%
Johnson Controls, Inc.                           5,775    328,078
                                                       ----------
BANKS/SAVINGS & LOANS - 1.8%
Comerica, Inc.                                  10,475    621,691
                                                       ----------
BEVERAGES - 0.8%
Anheuser-Busch Cos., Inc.                        5,750    287,213
                                                       ----------
BUILDING PRODUCTS - 1.9%
Masco Corp.                                     18,650    643,985
                                                       ----------
CAPITAL MARKETS - 5.8%
J.P. Morgan Chase & Co.                         21,700    862,141
Lehman Brothers Holdings, Inc.                   7,600    605,872
Merrill Lynch & Co., Inc.                        9,750    484,770
                                                       ----------
                                                        1,952,783
                                                       ----------
CHEMICALS - 2.0%
Praxair, Inc.                                   15,525    663,538
                                                       ----------
COMMERCIAL BANKS - 9.3%
Bank of America Corp.                           13,850    600,121
PNC Financial Services Group                     6,350    343,535
SouthTrust Corp.                                14,050    585,323
SunTrust Banks, Inc.                             4,625    325,646
U.S. Bancorp                                    26,050    752,845
Wells Fargo & Co.                                8,600    512,818
                                                       ----------
                                                        3,120,288
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Waste Management, Inc.                          24,125    659,578
                                                       ----------
COMMUNICATIONS EQUIPMENT - 1.0%
Motorola, Inc.                                  18,650    336,446
                                                       ----------
COMPUTERS & PERIPHERALS - 2.6%
Apple Computer, Inc.(c)                          9,150    354,563
Hewlett-Packard Co.                             27,475    515,156
                                                       ----------
                                                          869,719
                                                       ----------
CONSUMER FINANCE - 2.1%
American Express Co.                            13,575    698,569
                                                       ----------
DIVERSIFIED FINANCIALS - 2.5%
Citigroup, Inc.                                 18,800    829,456
                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.6%
BellSouth Corp.                                 17,775    482,058
CenturyTel, Inc.                                16,975    581,224
Citizens Communications Co.                     28,425    380,611
Qwest Communications International, Inc.(c)     70,725    235,514
SBC Communications, Inc.                        21,225    550,789
                                                       ----------
                                                        2,230,196
                                                       ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                             Shares  Value (a)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRIC UTILITIES - 3.3%
Exelon Corp.                                 18,200 $  667,758
PG&E Corp.(c)                                14,175    430,920
                                                    ----------
                                                     1,098,678
                                                    ----------
ENERGY - 1.4%
Peabody Energy Corp.                          7,900    470,050
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 3.7%
GlobalSantaFe Corp.                          19,800    606,870
Halliburton Co.                              18,750    631,687
                                                    ----------
                                                     1,238,557
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.6%
Baxter International, Inc.                   16,650    535,464
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 4.4%
McKesson Corp.                               20,500    525,825
Quest Diagnostics, Inc.                       4,200    370,524
Universal Health Services, Inc., Class B     13,250    576,375
                                                    ----------
                                                     1,472,724
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 2.1%
McDonald's Corp.                             25,250    707,757
                                                    ----------
INDUSTRIAL CONGLOMERATES - 2.1%
Tyco International Ltd.                      22,875    701,347
                                                    ----------
INSURANCE - 2.2%
Allstate Corp.                               15,700    753,443
                                                    ----------
IT SERVICES - 4.5%
Accenture Ltd., Class A(c)                   15,375    415,894
DST Systems, Inc.(c)                          8,225    365,766
First Data Corp.                              8,225    357,787
SunGard Data Systems, Inc.(c)                15,225    361,898
                                                    ----------
                                                     1,501,345
                                                    ----------
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Hasbro, Inc.                                 19,550    367,540
                                                    ----------
MEDIA - 6.4%
DIRECTV Group, Inc. (The)(c)                 24,800    436,232
McGraw-Hill Cos., Inc.                        3,525    280,907
News Corp. Ltd., ADR                         15,750    493,448
Time Warner, Inc.(c)                         31,025    500,743
Tribune Co.                                  10,425    428,989
                                                    ----------
                                                     2,140,319
                                                    ----------
MULTI-UTILITIES & UNREGULATED POWER - 1.3%
Constellation Energy Group, Inc.             10,700    426,288
                                                    ----------
MULTILINE RETAIL - 1.9%
J.C. Penney Co., Inc. (Holding Co.)          17,725    625,338
                                                    ----------
OIL & GAS - 8.9%
BP Plc ADR                                   16,675    959,313
ChevronTexaco Corp.                           8,550    458,622
ConocoPhillips                                5,450    451,533
ExxonMobil Corp.                             23,150  1,118,839
                                                    ----------
                                                     2,988,307
                                                    ----------

                                                             Shares    Value (a)
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - 1.7%
Abbott Laboratories                                           5,925 $   250,983
Pfizer, Inc.                                                 11,075     338,895
                                                                    -----------
                                                                        589,878
                                                                    -----------
PROPERTY & CASUALTY INSURANCE - 2.1%
Berkshire Hathaway, Inc., Class B(c)                            244     700,524
                                                                    -----------
REAL ESTATE - 1.6%
Simon Property Group, Inc.                                   10,000     536,300
                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
Lam Research Corp.(c)                                        12,675     277,329
                                                                    -----------
TOBACCO - 1.5%
Altria Group, Inc.                                           10,975     516,264
                                                                    -----------
THRIFT & MORTGAGE - 1.5%
Sovereign Bancorp, Inc.                                      22,925     500,224
                                                                    -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,735,792)                                       33,127,880
                                                                    -----------

                                                   Principal Amount
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 1.4%

COMMERCIAL PAPER - 1.4%
UBS Finance, Inc., 1.350%, 10/01/2004(d)                   $462,000     462,000
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $462,000)                                             462,000
                                                                    -----------

TOTAL INVESTMENTS - 100.1%
 (Identified Cost $28,197,792)(b)                                    33,589,880
 Other assets less liabilities--(0.1)%                                  (26,822)
                                                                    -----------

TOTAL NET ASSETS - 100%                                             $33,563,058
                                                                    -----------

  (a)See Note 2a of Notes to Financial Statements.
  (b)Federal Tax Information:

  At September 30, 2004, the net unrealized appreciation on investments based on cost of $28,286,455 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax
  cost                                                                                                          $5,853,570
  Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over
  value                                                                                                           (550,145)
                                                                                                                ----------
  Net unrealized appreciation                                                                                   $5,303,425
                                                                                                                ----------

  At September 30, 2004, the Fund had a capital loss carryover of approximately $2,114,368 which expires on September 30, 2011. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $523,980 in undistributed ordinary income and $0 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, distributions from Real Estate Investment Trusts and wash sales.

  (c) Non-income producing security.

  (d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.

  ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


Commercial Banks                        9.3%
Oil & Gas                               8.9
Diversified Telecommunication Services  6.6
Media                                   6.4
Capital Markets                         5.8
Aerospace & Defense                     5.2
IT Services                             4.5
Healthcare Providers & Services         4.4
Energy Equipment & Services             3.7
Electric Utilities                      3.3
Computers & Peripherals                 2.6
Diversified Financials                  2.5
Insurance                               2.2
Hotels, Restaurants & Leisure           2.1
Industrial Conglomerates                2.1
Property & Casualty Insurance           2.1
Consumer Finance                        2.1
Chemicals                               2.0
Commercial Services & Supplies          2.0
Other, less than 2% each               20.9

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES WORLDWIDE FUND


                                                  Principal Amount Value (a)
----------------------------------------------------------------------------

BONDS AND NOTES - 37.9% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 37.2%

AUSTRALIA - 0.7%
Queensland Treasury Corp., 8.000%, 9/14/2007  AUD      $   100,000  $ 77,643
South Australia Government Finance Authority,
Zero Coupon Bond, 12/21/2015                  AUD          120,000    46,171
                                                                   ---------
                                                                     123,814
                                                                   ---------
AUSTRIA - 0.0%
Republic of Austria, 6.000%, 2/14/2007        HUF        2,000,000     9,415
                                                                   ---------
BELGIUM - 0.7%
Kingdom of Belgium, 3.750%, 3/28/2009         EUR           25,000    31,737
Kingdom of Belgium, 4.250%, 9/28/2013         EUR           65,000    82,480
                                                                   ---------
                                                                     114,217
                                                                   ---------
BRAZIL - 1.1%
Republic of Brazil, 8.250%, 1/20/2034         USD          185,000   164,927
Republic of Brazil, C Bond, 8.000%, 4/15/2014 USD           29,319    28,991
                                                                   ---------
                                                                     193,918
                                                                   ---------

CANADA - 1.2%
Alcan, Inc., 5.500%, 5/02/2006                EUR           25,000    32,316
Canadian Government, 0.700%, 3/20/2006        JPY        4,000,000    36,670
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                      CAD           25,000    19,909
Province of British Columbia, 6.000%,
 6/09/2008                                    CAD           35,000    29,788
Province of Ontario, 5.900%, 3/08/2006        CAD           15,000    12,354
Shaw Communications, Inc.,
 7.500%, 11/20/2013                           CAD           70,000    58,849
Teck Cominco Ltd., 7.000%, 9/15/2012          USD           15,000    16,514
                                                                   ---------
                                                                     206,400
                                                                   ---------
CAYMAN ISLAND - 0.5%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A   USD           15,000    15,699
Vale Overseas Ltd., 8.250%, 1/17/2034         USD           75,000    72,938
                                                                   ---------
                                                                      88,637
                                                                   ---------
CHILE - 0.3%
Empresa Nacional de Electricidad SA,
 Series B, 8.500%, 4/01/2009                  USD           50,000    56,424
                                                                   ---------
COLOMBIA - 0.2%
Republic of Colombia, 8.125%, 5/21/2024       USD           40,000    36,100
                                                                   ---------
DENMARK - 0.2%
Kingdom of Denmark, 5.000%, 8/15/2005         DKK          225,000    38,392
                                                                   ---------
FRANCE - 0.1%
GIE PSA Tresorerie, 5.875%, 9/27/2011         EUR           15,000    20,585
                                                                   ---------
GERMANY - 1.8%
Eurohypo AG - Europaeische Hypothekenbank
 der Deutschen Bank, 4.000%, 2/01/2007        EUR          150,000   191,645
Kreditanstalt Wiederauf, 5.250%, 1/04/2010    EUR           80,000   108,408
Republic of Germany, 3.250%, 4/17/2009        EUR           10,000    12,446
                                                                   ---------
                                                                     312,499
                                                                   ---------
HONG KONG - 0.1%
Bangkok Bank PLC/Hong Kong,
 9.025%, 3/15/2029, 144A                      USD           15,000    16,794
                                                                   ---------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                 Principal Amount Value (a)
---------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

IRELAND - 0.2%
Republic of Ireland, 4.600%, 4/18/2016       EUR      $    30,000  $ 38,849
                                                                  ---------
ITALY - 3.2%
Republic of Italy, 0.375%, 10/10/2006        JPY       24,000,000   219,000
Republic of Italy, 4.500%, 3/01/2007         EUR          210,000   271,649
Republic of Italy, 5.000%, 12/15/2004        JPY        6,000,000    55,107
                                                                  ---------
                                                                    545,756
                                                                  ---------
MEXICO - 1.0%
Government of Mexico, 6.750%, 6/06/2006      JPY        7,000,000    70,076
Innova S de RL, 9.375%, 9/19/2013            USD           25,000    27,188
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012 MXN        1,000,000    83,014
                                                                  ---------
                                                                    180,278
                                                                  ---------
NETHERLANDS - 1.8%
E. On International Finance Series EMTN,
 5.750%, 5/29/2009                           EUR           10,000    13,610
GMAC International Finance BV,
 8.000%, 3/14/2007                           NZD           55,000    37,504
Kingdom of Netherlands, 5.000%, 7/15/2011    EUR           50,000    67,121
Olivetti Finance NV, 6.875%, 1/24/2013       EUR           10,000    14,443
Repsol International Finance BV,
 5.750%, 12/04/2006                          EUR          100,000   131,398
RWE Finance B.V., 6.125%, 10/26/2012         EUR           25,000    35,274
Telefonica Europe BV, 5.125%, 2/14/2013      EUR           10,000    13,182
                                                                  ---------
                                                                    312,532
                                                                  ---------
NORWAY - 0.4%
Kingdom of Norway, 6.750%, 1/15/2007         NOK          380,000    61,573
                                                                  ---------
PERU - 0.3%
Republic of Peru, 4.500%, 3/07/2017
 (step to 5.000% on 3/07/05)(e)              USD           50,000    44,000
                                                                  ---------
SINGAPORE - 0.6%
Government of Singapore, 4.625%, 7/01/2010   SGD          125,000    82,173
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                          EUR           10,000    13,797
                                                                  ---------
                                                                     95,970
                                                                  ---------
SOUTH AFRICA - 0.4%
Republic of South Africa, 5.250%, 5/16/2013  EUR           50,000    62,716
                                                                  ---------
SUPRANATIONAL - 1.1%
Inter-American Development Bank, Zero
 Coupon Bond, 5/11/2009                      BRL          700,000   121,906
International Bank for Reconstruction &
 Development, 4.750%, 12/20/2004             JPY        7,000,000    64,292
                                                                  ---------
                                                                    186,198
                                                                  ---------
SWEDEN - 0.6%
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                           SEK          495,000    72,624
Stena AB, 7.500%, 11/01/2013                 USD           25,000    25,031
                                                                  ---------
                                                                     97,655
                                                                  ---------
UNITED KINGDOM - 0.6%
NGG Finance Plc, 6.125%, 8/23/2011           EUR           10,000    13,876
United Kingdom Treasury, 6.250%, 11/25/2010  GBP           35,000    68,307
WPP Group Plc, 6.000%, 6/18/2008             EUR           20,000    26,927
                                                                  ---------
                                                                    109,110
                                                                  ---------

                                                     Principal Amount Value (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - 20.1%
AES Corp., 7.750%, 3/01/2014                     USD      $   100,000  $103,250
Agco Corp., 6.875%, 4/15/2014                    EUR           20,000    24,487
AK Steel Corp., 7.750%, 6/15/2012                USD          100,000    97,750
American Standard, Inc., 8.250%, 6/01/2009       GBP           10,000    19,386
Arrow Electronics, Inc., 6.875%, 7/01/2013       USD           75,000    81,152
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                         SGD          100,000    58,827
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                               USD           88,712    83,438
Bausch & Lomb, Inc., 7.125%, 8/01/2028           USD           95,000   100,451
Borden, Inc., 7.875%, 2/15/2023                  USD          150,000   121,500
Bowater, Inc., 6.500%, 6/15/2013                 USD           25,000    24,257
Cerro Negro Finance Ltd., 7.900%, 12/01/2020,
 144A                                            USD           30,000    29,250
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                              USD          200,000   154,000
Chesapeake Energy Corp., 6.875%, 1/15/2016       USD          110,000   114,950
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                              USD           50,000    48,606
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                              USD           50,000    54,137
Continental Airlines, Inc.,
 Series 1998-1A, 6.648%, 9/15/2017               USD           42,291    39,586
Continental Airlines, Inc.,
 Series 2000-2, 7.487%, 4/02/2012                USD           75,000    73,108
Corning Glass, 8.875%, 3/15/2016                 USD           25,000    28,714
Cummins Engine Co., Inc., 7.125%, 3/01/2028      USD          160,000   160,000
Dillard's, Inc., 6.625%, 1/15/2018               USD           50,000    47,750
Dillard's, Inc., 7.000%, 12/01/2028              USD           50,000    47,000
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011                              USD           22,000    22,715
Federal Home Loan Mortgage Corp.,
 5.125%, 1/15/2012                               EUR          200,000   266,918
Federal National Mortgage Association,
 2.290%, 2/19/2009                               SGD          100,000    58,647
Federal National Mortgage Association,
 2.375%, 2/15/2007                               USD           50,000    49,345
Georgia-Pacific Group, 7.375%, 12/01/2025        USD           50,000    53,250
Georgia-Pacific Group, 7.750%, 11/15/2029        USD           35,000    37,625
Hasbro, Inc., 6.600%, 7/15/2028                  USD           50,000    50,250
IMC Global, Inc., 7.375%, 8/01/2018              USD          100,000   105,000
J.C. Penney Co., Inc., 7.125%, 11/15/2023        USD           25,000    26,438
KfW International Finance, Inc., 1.000%,
 12/20/2004                                      JPY        8,000,000    72,909
Lear Corp., 8.125%, 4/01/2008                    EUR           50,000    70,292
Lucent Technologies, Inc., 6.450%, 3/15/2029     USD          155,000   125,550
Morgan Stanley, 5.375%, 11/14/2013               GBP           20,000    35,636
Motorola, Inc., 8.000%, 11/01/2011               USD           75,000    90,147
News America Holdings, Inc., 8.625%, 2/07/2014   AUD           50,000    39,024
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                               USD          115,000   128,225
Pioneer Natural Resources Co., 7.200%, 1/15/2028 USD          175,000   197,090
Qwest Corp., 6.875%, 9/15/2033                   USD           30,000    25,275
Service Corp. International, 6.500%, 3/15/2008   USD            5,000     5,206
Sprint Capital Corp., 6.875%, 11/15/2028         USD           25,000    26,222
US West Capital Funding, Inc., 6.875%, 7/15/2028 USD          200,000   143,500
Williams Cos., Inc., 7.500%, 1/15/2031           USD          100,000   100,500
Woolworth Corp., 8.500%, 1/15/2022               USD          150,000   159,750

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                    Principal Amount  Value (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Xerox Capital Trust I, 8.000%, 2/01/2027        USD      $    50,000 $   49,250
Xerox Corp., 7.200%, 4/01/2016                  USD           20,000     20,450
                                                                     ----------
                                                                      3,470,813
                                                                     ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $5,747,646)                                         6,422,645
                                                                     ----------

CONVERTIBLE BONDS - 0.7%

UNITED STATES - 0.7%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)                           USD           95,000         10
Corning, Inc., 3.500%, 11/01/2008               USD           50,000     58,750
Loews Corp., 3.125%, 9/15/2007                  USD           70,000     68,512
                                                                     ----------
                                                                        127,272
                                                                     ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $192,940)                                             127,272
                                                                     ----------

TOTAL BONDS AND NOTES
 (Identified Cost $5,940,586)                                         6,549,917
                                                                     ----------

                                                              Shares
-------------------------------------------------------------------------------

COMMON STOCKS - 55.3% OF TOTAL NET ASSETS

AUSTRALIA - 1.4%
Aristocrat Leisure Ltd.                                       29,400    165,642
Newcrest Mining Ltd.                                           6,500     71,807
                                                                     ----------
                                                                        237,449
                                                                     ----------
AUSTRIA - 1.6%
Erste Bank der oesterreichischen Sparkassen AG                 3,600    150,067
Wienerberger AG                                                3,300    123,952
                                                                     ----------
                                                                        274,019
                                                                     ----------
BELGIUM - 0.7%
Umicore                                                        1,775    129,648
                                                                     ----------
BERMUDA - 1.3%
Accenture Ltd., Class A(c)                                     5,750    155,537
Golar LNG Ltd.(c)                                              4,400     69,360
                                                                     ----------
                                                                        224,897
                                                                     ----------
CANADA - 1.5%
Canfor Corp.(c)                                                7,150     90,449
Cott Corp.(c)                                                  2,500     73,165
PetroKazakhstan, Inc., Class A                                 2,830     96,312
                                                                     ----------
                                                                        259,926
                                                                     ----------
DENMARK - 0.5%
William Demant Holding A/S(c)                                  2,100     92,766
                                                                     ----------
FRANCE - 1.2%
Axa                                                            3,900     79,151
Total Fina SA, Class B                                           600    122,464
                                                                     ----------
                                                                        201,615
                                                                     ----------

                                                 Shares  Value (a)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

GERMANY - 1.6%
Bayerische Motoren Werke (BMW) AG                 1,800 $   74,152
SAP AG                                              500     77,884
Siemens AG                                        1,600    117,929
                                                        ----------
                                                           269,965
                                                        ----------
HONG KONG - 0.3%
Esprit Holdings Ltd.                             11,500     58,882
                                                        ----------
INDIA - 0.4%
State Bank of India, GDR, 144A                    2,470     61,380
                                                        ----------
IRELAND - 0.5%
Anglo Irish Bank Corp. Plc                        4,921     90,293
                                                        ----------
ISRAEL - 0.1%
Teva Pharmaceutical Industries Ltd., ADR            592     15,362
                                                        ----------
ITALY - 0.7%
Eni Spa                                           5,200    116,640
                                                        ----------
JAPAN - 8.1%
Advantest Corp.                                     900     54,148
Chugai Pharmaceutical Co. Ltd.                    4,000     57,815
Diamond City Co., Ltd.                            2,600     69,291
Diamond City Co., Ltd. (New)(c)                   1,300     34,646
GOLDCREST Co. Ltd.                                  880     51,659
H.I.S. Co. Ltd.                                   2,500     78,905
Honda Motor Co. Ltd.                              2,300    112,143
Mitsubishi Tokyo Financial Group, Inc.               13    108,587
Nippon Thompson Co. Ltd.                         10,000     61,332
Nitori Co.                                          800     45,991
Sammy Corp.                                       2,300    112,981
SFCG Co. Ltd.                                       520    102,706
Sumitomo Realty & Development Co. Ltd.            8,000     85,358
Sumitomo Rubber Industries Ltd.                   8,000     77,566
T&D Holdings, Inc.                                1,600     70,328
Takefuji Corp.                                    1,040     66,692
TDK Corp., ADR                                      725     48,619
UFJ Holdings, Inc.(c)                                18     79,071
Xebio Co. Ltd.                                    2,900     80,787
                                                        ----------
                                                         1,398,625
                                                        ----------
MEXICO - 0.6%
Fomento Economico Mexicano SA de CV, ADR          2,175     96,092
                                                        ----------
RUSSIA - 0.5%
Gazprom, ADR(c)                                   2,550     91,290
                                                        ----------
SCOTLAND - 0.8%
Royal Bank of Scotland Group Plc                  4,900    141,867
                                                        ----------
SINGAPORE - 1.1%
Keppel Corp. Ltd.                                16,000     75,214
Singapore Press Holdings Ltd.(c)                 43,000    121,218
                                                        ----------
                                                           196,432
                                                        ----------
SOUTH KOREA - 0.6%
Samsung Electronics                                 270    107,233
                                                        ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                              Shares Value (a)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

SWEDEN - 1.2%
SKF AB, Class B                                1,100  $ 41,797
Telefonaktiebolaget LM Ericsson, ADR(c)        5,350   167,134
                                                     ---------
                                                       208,931
                                                     ---------
SWITZERLAND - 2.3%
Roche Holding AG                               1,000   103,627
Straumann AG                                     650   138,255
Synthes, Inc.(c)                               1,350   147,402
                                                     ---------
                                                       389,284
                                                     ---------
TAIWAN - 0.9%
Advanced Semiconductor Engineering, Inc.      89,561    59,610
United Microelectronics Corp., ADR            26,245    88,708
                                                     ---------
                                                       148,318
                                                     ---------
UNITED KINGDOM - 4.2%
BHP Billiton Plc                              11,765   124,141
Burberry Group Plc                            16,100   108,830
CSR Plc(c)                                    16,700   107,484
Pearson Plc                                    8,300    88,896
Smith & Nephew Plc                             9,600    88,486
Standard Chartered Plc                         4,200    72,226
Vodafone Group Plc                            59,500   142,802
                                                     ---------
                                                       732,865
                                                     ---------
UNITED STATES - 23.2%
AFLAC, Inc.                                    4,000   156,840
American International Group, Inc.             2,150   146,178
Amgen, Inc.(c)                                 2,000   113,360
Caremark Rx, Inc.(c)                           4,000   128,280
Carnival Corp.                                 3,000   141,870
CenturyTel, Inc.                               4,500   154,080
Cisco Systems, Inc.(c)                         3,750    67,875
Citigroup, Inc.                                2,750   121,330
ConocoPhillips                                 1,500   124,275
Covad Communications Group, Inc.(c)              459       771
Danaher Corp.                                  2,000   102,560
Dell, Inc.(c)                                  2,500    89,000
Devon Energy Corp.                             1,800   127,818
Dominion Resources, Inc.                         750    48,938
Dover Corp.                                    2,250    87,458
ExxonMobil Corp.                               3,000   144,990
First Data Corp.                               3,200   139,200
General Electric Co.                           2,500    83,950
GlobalSantaFe Corp.                            4,000   122,600
Goldman Sachs Group, Inc.                      1,200   111,888
Guidant Corp.                                  1,200    79,248
Harley-Davidson, Inc.                          2,000   118,880
Harris Corp.                                   2,700   148,338
Illinois Tool Works, Inc.                        700    65,219
Intel Corp.                                    1,500    30,090
Leggett & Platt, Inc.                          4,500   126,450
Maxim Integrated Products, Inc.                2,250    95,153
Medtronic, Inc.                                2,250   116,775

                                                                 Shares   Value (a)
-----------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
Northrop Grumman Corp.                                            2,600 $   138,658
PepsiCo, Inc.                                                     2,750     133,787
Pfizer, Inc.                                                      2,500      76,500
Praxair, Inc.                                                     2,000      85,480
SunGard Data Systems, Inc.(c)                                     6,000     142,620
Target Corp.                                                      1,750      79,188
Viacom, Inc., Class B                                             3,000     100,680
Wells Fargo & Co.                                                 2,250     134,167
Zimmer Holdings, Inc.(c)                                          1,500     118,560
                                                                        -----------
                                                                          4,003,054
                                                                        -----------

TOTAL COMMON STOCKS
 (Identified Cost $8,297,583)                                             9,546,833
                                                                        -----------

PREFERRED STOCKS - 1.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

GERMANY - 0.7%
ProSiebenSati Media AG                                            6,700     123,703
                                                                        -----------

TOTAL NON-COVERTIBLE PREFERRED STOCKS
 (Identified Cost $117,301)                                                 123,703
                                                                        -----------

CONVERTIBLE PREFERRED STOCKS - 0.7%

PHILIPPINES - 0.7%
Philippine Long Distance Telephone Co., $3.50
 GDS                                                              2,500     124,375
                                                                        -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $91,812)                                                  124,375
                                                                        -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $209,113)                                                 248,078
                                                                        -----------

WARRANTS - 0.0% OF NET ASSETS

CANADA - 0.0%
Anooraq Resources Corp., expiring 06/01/05(c)                    11,900           0
                                                                        -----------

TOTAL WARRANTS
 (Identified Cost $0)                                                             0
                                                                        -----------

                                                       Principal Amount
-----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.4%
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$579,010 on 10/01/04 collateralized by $435,000
U.S. Treasury Bond, 7.625% due 2/15/25 with a
value of $595,542                                              $579,000     579,000
                                                                        -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $579,000)                                                 579,000
                                                                        -----------

TOTAL INVESTMENTS - 98.0%
 (Identified Cost $15,026,282)(b)                                        16,923,828
 Other assets less liabilities--2.0%                                        350,599
                                                                        -----------

TOTAL NET ASSETS - 100%                                                 $17,274,427
                                                                        -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

     (a)See Note 2a of Notes to Financial Statements.
     (b)Federal Tax Information:

   At September 30, 2004, the net unrealized
   appreciation on investments based on cost of
   $15,047,525 for federal income tax purposes was as
   follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost                                                                                          $2,187,128
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax
   cost over value                                                                                          (310,825)
                                                                                                          ----------
   Net unrealized appreciation                                                                            $1,876,303
                                                                                                          ----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $2,049,444 of which $1,008,781 expires on September 30, 2010 and $1,040,663 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $470,328 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals and wash sales.
     (c)Non-income producing security.
     (d)Non-income producing security due to default or backruptcy filing.
     (e)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
    144ASecurities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $201,859 or 1.17% of total net assets.
ADR/GDR/GDS--An American Depositary Receipt (ADR), Global Depositary Receipt
   (GDR) or Global Depositary Shares (GDS) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's or GDR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; DKK: Danish Krone; EUR: Euro; HUF: Hungarian Forint; GBP:
   Great British Pound; JPY: Japanese Yen; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar; SEK: Swedish Krona;
   USD: United States Dollar.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Sovereigns                           7.5%
Oil & Gas                            4.6
Healthcare Equipment & Supplies      3.4
Wireless Telecommunication Services  3.0
Metals & Mining                      2.7
Specialty Retail                     2.7
Insurance                            2.6
IT Services                          2.5
Containers & Packaging               2.4
Communications Equipment             2.2
Government Agencies                  2.2
Consumer Finance                     2.1
Wireless                             2.1
Electronics                          2.0
Machinery                            2.0
Other, less than 2% each            50.6

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004

                                                             AGGRESSIVE         MID CAP         SMALL CAP
                                                             GROWTH FUND      GROWTH FUND      GROWTH FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
 Investments at cost...................................... $    45,687,477  $     7,394,990  $    27,909,044
 Net unrealized appreciation..............................       5,368,103          906,058        2,732,972
                                                           ---------------  ---------------  ---------------
   Investments at value...................................      51,055,580        8,301,048       30,642,016
 Cash.....................................................             817          359,892          340,326
 Foreign cash at value (identified cost $ 11,020).........              --               --               --
 Receivable for Fund shares sold..........................          38,122               --            2,695
 Receivable for securities sold...........................         138,938           23,156        2,561,224
 Dividends and interest receivable........................          10,430            1,721            3,273
 Tax reclaims receivable..................................              --               --               --
 Receivable from investment adviser.......................           8,666            5,108           13,308
 Other....................................................              --               --               --
                                                           ---------------  ---------------  ---------------
   TOTAL ASSETS                                                 51,252,553        8,690,925       33,562,842
                                                           ---------------  ---------------  ---------------

LIABILITIES
 Payable for securities purchased.........................         511,313           86,480          385,728
 Payable for Fund shares redeemed.........................          82,795               --        2,645,442
 Foreign taxes............................................              --               --               --
 Management fees payable..................................          30,590            5,149           19,662
 Trustees' fees payable...................................           1,677            1,640            1,664
 Deferred Trustees' fees..................................           5,244            4,196            4,989
 Accounting and administrative fees payable...............          10,075            1,562            9,262
 Service and distribution fees payable....................             173               --               99
 Transfer agent fees payable..............................           4,242            1,219            4,417
 Other accounts payable and accrued expenses..............          33,259           20,852           36,023
                                                           ---------------  ---------------  ---------------
   TOTAL LIABILITIES                                               679,368          121,098        3,107,286
                                                           ---------------  ---------------  ---------------
NET ASSETS                                                 $    50,573,185  $     8,569,827  $    30,455,556
                                                           ---------------  ---------------  ---------------
Net Assets consist of:....................................
 Paid in capital.......................................... $   153,802,265  $    12,336,741  $   237,291,769
 Undistributed (overdistributed) net investment income
   (loss)                                                         (126,934)          (8,765)          (4,989)
 Accumulated net realized gain (loss) on investments......    (108,470,249)      (4,664,207)    (209,564,196)
 Net unrealized appreciation (depreciation) on investments
   and foreign currency translations......................       5,368,103          906,058        2,732,972
                                                           ---------------  ---------------  ---------------
NET ASSETS                                                 $    50,573,185  $     8,569,827  $    30,455,556
                                                           ---------------  ---------------  ---------------

NET ASSET VALUE AND OFFERING PRICE
 INSTITUTIONAL CLASS
   Net assets............................................. $    25,191,189  $     8,569,827  $    15,866,663
                                                           ---------------  ---------------  ---------------
   Shares of beneficial interest..........................       1,625,450        1,250,012        1,771,713
                                                           ---------------  ---------------  ---------------
   Net asset value, offering and redemption price per
     share................................................ $         15.50  $          6.86  $          8.96
                                                           ===============  ===============  ===============
 RETAIL CLASS
   Net assets............................................. $    25,381,996               --  $    14,588,893
                                                           ---------------  ---------------  ---------------
   Shares of beneficial interest..........................       1,670,054               --        1,661,545
                                                           ---------------  ---------------  ---------------
   Net asset value, offering and redemption price per
     share................................................ $         15.20               --  $          8.78
                                                           ---------------  ---------------  ---------------
 ADMIN CLASS
   Net assets.............................................              --               --               --
                                                           ---------------  ---------------  ---------------
   Shares of beneficial interest..........................              --               --               --
                                                           ---------------  ---------------  ---------------
   Net asset value, offering and redemption price per
     share................................................              --               --               --
                                                           ---------------  ---------------  ---------------

                See accompanying notes to financial statements.

  SMALL CAP      SMALL COMPANY     TAX-MANAGED
  VALUE FUND      GROWTH FUND      EQUITY FUND       VALUE FUND     WORLDWIDE FUND
-----------------------------------------------------------------------------------
$   473,805,102 $    18,944,746  $     4,635,845  $    28,197,792  $    15,026,282
    108,000,420       1,586,129          590,217        5,392,088        1,897,546
-----------------------------------------------------------------------------------
    581,805,522      20,530,875        5,226,062       33,589,880       16,923,828
          1,589         384,079           14,222              736              887
             --              --               --               --           11,198
      1,389,967              --               --               --          259,034
      5,255,677          84,648               --               --           47,976
        596,377           1,773            2,354           40,011          128,992
             --              --               --               --            1,181
          9,814           1,167            3,837            4,769           10,769
             --              --               --               --            1,050
-----------------------------------------------------------------------------------
    589,058,946      21,002,542        5,246,475       33,635,396       17,384,915
-----------------------------------------------------------------------------------

      5,388,214         108,972           12,809               --           62,670
        649,103              --               --           15,130               --
          2,084              --               --              248              869
        353,356          12,554            2,098           13,824           10,292
          2,096           1,652            1,636            1,662            1,625
         16,686           4,530            4,086            4,880            4,376
        102,642           4,707            1,247            7,263            2,790
          2,030              --               --               --               --
         19,392           1,225            1,572            2,334            1,539
         76,755          22,561           20,988           26,997           26,327
-----------------------------------------------------------------------------------
      6,612,358         156,201           44,436           72,338          110,488
-----------------------------------------------------------------------------------
$   582,446,588 $    20,846,341  $     5,202,039  $    33,563,058  $    17,274,427
-----------------------------------------------------------------------------------
$   417,264,099 $    99,908,294  $     8,808,117  $    29,854,901  $    16,980,411
         76,941          (4,530)          19,706          519,100          465,952
     57,105,128     (80,643,552)      (4,216,001)      (2,203,031)      (2,070,687)

    108,000,420       1,586,129          590,217        5,392,088        1,898,751
-----------------------------------------------------------------------------------
$   582,446,588 $    20,846,341  $     5,202,039  $    33,563,058  $    17,274,427
-----------------------------------------------------------------------------------

$   346,356,022 $    20,846,341  $     5,202,039  $    33,563,058  $    17,274,427
-----------------------------------------------------------------------------------
     13,450,078       2,661,967          612,914        2,103,614        1,694,505
-----------------------------------------------------------------------------------
$         25.75 $          7.83  $          8.49  $         15.95  $         10.19
-----------------------------------------------------------------------------------
$   173,410,804              --               --               --               --
-----------------------------------------------------------------------------------
      6,767,802              --               --               --               --
-----------------------------------------------------------------------------------
$         25.62              --               --               --               --
-----------------------------------------------------------------------------------
$    62,679,762              --               --               --               --
-----------------------------------------------------------------------------------
      2,464,777              --               --               --               --
-----------------------------------------------------------------------------------
$         25.43              --               --               --               --
-----------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                                    AGGRESSIVE      MID CAP      SMALL CAP
                                                                    GROWTH FUND   GROWTH FUND   GROWTH FUND
------------------------------------------------------------------------------------------------------------
Investment Income
Dividends......................................................... $     80,903  $     13,076  $     21,368
Interest..........................................................        5,748           383         3,794
Less foreign taxes withheld.......................................           --            --            --
                                                                   ------------  ------------  ------------
                                                                         86,651        13,459        25,162
                                                                   ------------  ------------  ------------

EXPENSES
Management fees...................................................      411,607        63,508       333,595
Distribution fees--Retail Class...................................       74,093            --        54,892
Service and distribution fees--Admin Class........................           --            --            --
Trustees' fees and expenses.......................................       11,574         9,178        11,075
Accounting and administrative fees................................       36,011         5,556        29,186
Custodian.........................................................       48,105        33,959        50,392
Transfer agent fees-- Institutional Class, Retail Class, Admin
  Class...........................................................       43,315        13,348        42,137
Audit and tax services............................................       27,896        23,533        37,661
Registration......................................................       27,319        19,760        40,419
Shareholder reporting.............................................       21,582         4,389        15,075
Legal.............................................................        3,506           538         2,647
Miscellaneous.....................................................       13,524         4,413        13,171
                                                                   ------------  ------------  ------------
Total expenses....................................................      718,532       178,182       630,250
Less reimbursement/waiver.........................................      (95,630)     (101,973)     (130,564)
                                                                   ------------  ------------  ------------
Net expenses......................................................      622,902        76,209       499,686
                                                                   ------------  ------------  ------------
Net investment income (loss)......................................     (536,251)      (62,750)     (474,524)
                                                                   ------------  ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net..................................................   11,771,511     1,544,389    12,648,409
Foreign currency transactions--net................................           --            --            --
                                                                   ------------  ------------  ------------
Total net realized gain (loss) on investments and foreign currency
  transactions....................................................   11,771,511     1,544,389    12,648,409
                                                                   ------------  ------------  ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net..................................................   (4,394,736)     (529,308)   (8,644,086)
Foreign currency translations--net................................           --            --            --
                                                                   ------------  ------------  ------------
Total net change in unrealized appreciation (depreciation) on
  investments and foreign currency translations...................   (4,394,736)     (529,308)   (8,644,086)
                                                                   ------------  ------------  ------------
Total net realized and unrealized gain (loss) on investments and
  foreign currency transactions...................................    7,376,775     1,015,081     4,004,323
                                                                   ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  6,840,524  $    952,331  $  3,529,799
                                                                   ============  ============  ============


                See accompanying notes to financial statements.

     SMALL CAP    SMALL COMPANY   TAX-MANAGED
     VALUE FUND    GROWTH FUND    EQUITY FUND   VALUE FUND   WORLDWIDE FUND
    ------------------------------------------------------------------------
    $  5,647,498   $     14,791  $     45,543  $    856,511    $    132,855
         245,986          1,037            60         3,612         411,927
          (7,720)            --          (157)       (4,071)         (9,113)
    ------------------------------------------------------------------------
       5,885,764         15,828        45,446       856,052         535,669
    ------------------------------------------------------------------------

       4,147,405        175,343        18,372       191,851         113,288
         423,988             --            --            --              --
         261,292             --            --            --              --
          36,942          9,941         8,924        10,706           9,514
         362,854         15,341         2,411        25,178           9,912
         108,561         41,388        30,972        38,506          82,734
         209,183         13,594        17,745        23,908          17,058
          46,110         24,623        23,296        25,606          25,172
          45,209         19,650        15,240        17,420          19,073
          94,577          9,676         2,589         9,567           2,556
          35,184          1,621           242         2,366             959
          75,979          8,052         4,773        10,552           1,751
    ------------------------------------------------------------------------
       5,847,284        319,229       124,564       355,660         282,017
        (185,229)      (108,817)     (100,680)      (29,514)       (130,966)
    ------------------------------------------------------------------------
       5,662,055        210,412        23,884       326,146         151,051
    ------------------------------------------------------------------------
         223,709       (194,584)       21,562       529,906         384,618
    ------------------------------------------------------------------------


      65,900,639      2,281,688       (11,257)    3,827,567         509,475
              --             --            --            --          (7,864)
    ------------------------------------------------------------------------
      65,900,639      2,281,688       (11,257)    3,827,567         501,611
    ------------------------------------------------------------------------
      46,216,250     (3,170,922)      375,137     2,637,813         773,530
              --             --            --            --          (1,462)
    ------------------------------------------------------------------------
      46,216,250     (3,170,922)      375,137     2,637,813         772,068
    ------------------------------------------------------------------------

     112,116,889       (889,234)      363,880     6,465,380       1,273,679
    ------------------------------------------------------------------------

    $112,340,598   $ (1,083,818) $    385,442  $  6,995,286    $  1,658,297
    ------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Aggressive Growth Fund

                                                                                        Year Ended         Year Ended
                                                                                    September 30, 2004 September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   (536,251)      $  (471,108)
  Net realized gain (loss) on investments and foreign currency transactions              11,771,511        (1,638,969)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 (4,394,736)       13,073,722
-------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                             6,840,524        10,963,645
-------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                          --                --
    Retail Class                                                                                 --                --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                            --                --
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (12,946,996)        2,847,129
-------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                                (6,106,472)       13,810,774
NET ASSETS
  Beginning of period                                                                    56,679,657        42,868,883
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                        $ 50,573,185       $56,679,657
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   (126,934)      $    (1,142)
                                                                                    ------------------ ------------------

Mid Cap Growth Fund

                                                                                        Year Ended         Year Ended
                                                                                    September 30, 2004 September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                          $  (62,750)        $  (51,079)
  Net realized gain (loss) on investments and foreign currency transactions              1,544,389           (109,243)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                  (529,308)         1,858,351
-------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                              952,331          1,698,029
-------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                         --                 --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           --                 --
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)        (42,608)            32,706
-------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                                  909,723          1,730,735
NET ASSETS
  Beginning of period                                                                    7,660,104          5,929,369
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                         $8,569,827         $7,660,104
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                            $   (8,765)        $   (1,142)
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

Small Cap Growth Fund

                                                                                        Year Ended         Year Ended
                                                                                    September 30, 2004 September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   (474,524)      $   (636,880)
  Net realized gain (loss) on investments and foreign currency transactions              12,648,409         (3,722,740)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 (8,644,086)        18,110,700
-------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                             3,529,799         13,751,080
-------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                          --                 --
    Retail Class                                                                                 --                 --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                            --                 --
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (25,938,308)       (36,514,836)
-------------------------------------------------------------------------------------------------------------------------
  REDEMPTION FEES
    Institutional Class                                                                          63                 --
    Retail Class                                                                                 41                 --
-------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                               (22,408,405)       (22,763,756)
NET ASSETS
  Beginning of period                                                                    52,863,961         75,627,717
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                        $ 30,455,556       $ 52,863,961
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $     (4,989)      $     (1,142)
                                                                                    ------------------ ------------------

Small Cap Value Fund

                                                                                        Year Ended         Year Ended
                                                                                    September 30, 2004 September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $    223,709       $    567,375
  Net realized gain (loss) on investments and foreign currency transactions              65,900,639          4,755,610
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 46,216,250         79,201,327
-------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                           112,340,598         84,524,312
-------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (755,336)                --
    Retail Class                                                                            (73,295)                --
    Admin Class                                                                                  --                 --
  CAPITAL GAINS:
    Institutional Class                                                                  (7,446,392)                --
    Retail Class                                                                         (3,811,026)                --
    Admin Class                                                                          (1,088,512)                --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                   (13,174,561)                --
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      15,767,810         37,141,909
-------------------------------------------------------------------------------------------------------------------------
  REDEMPTION FEES
    Institutional Class                                                                       2,915                 --
    Retail Class                                                                              1,477                 --
    Admin Class                                                                                 486                 --
-------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                               114,938,725        121,666,221
NET ASSETS
  Beginning of period                                                                   467,507,863        345,841,642
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                        $582,446,588       $467,507,863
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $     76,941       $    682,317
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Small Company Growth Fund

                                                                                        Year Ended         Year Ended
                                                                                    September 30, 2004 September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $  (194,584)       $   (216,252)
  Net realized gain (loss) on investments and foreign currency transactions              2,281,688          (3,347,715)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                (3,170,922)         10,422,651
-------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                           (1,083,818)          6,858,684
-------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                         --                  --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           --                  --
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (2,300,199)        (30,642,707)
-------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                               (3,384,017)        (23,784,023)
NET ASSETS
  Beginning of period                                                                   24,230,358          48,014,381
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                        $20,846,341        $ 24,230,358
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $    (4,530)       $     (1,142)
                                                                                    ------------------ ------------------

Tax-Managed Equity Fund

                                                                                        Year Ended         Year Ended
                                                                                    September 30, 2004 September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                          $   21,562        $     71,050
  Net realized gain (loss) on investments and foreign currency transactions                (11,257)           (145,271)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                   375,137             684,831
-------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                              385,442             610,610
-------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (62,322)            (82,181)
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                      (62,322)            (82,181)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      2,388,811         (15,464,446)
-------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                                2,711,931         (14,936,017)
NET ASSETS
  Beginning of period                                                                    2,490,108          17,426,125
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                         $5,202,039        $  2,490,108
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                            $   19,706        $     60,856
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

Value Fund

                                                                                        Year Ended         Year Ended
                                                                                    September 30, 2004 September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $    529,906       $   448,264
  Net realized gain (loss) on investments and foreign currency transactions               3,827,567        (2,165,764)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                  2,637,813         8,798,027
-------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                             6,995,286         7,080,527
-------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (456,216)         (273,025)
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                      (456,216)         (273,025)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (10,935,484)       (1,873,138)
-------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                                (4,396,414)        4,934,364
NET ASSETS
  Beginning of period                                                                    37,959,472        33,025,108
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                        $ 33,563,058       $37,959,472
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $    519,100       $   444,016
                                                                                    ------------------ ------------------

Worldwide Fund

                                                                                        Year Ended         Year Ended
                                                                                    September 30, 2004 September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   384,618        $   363,432
  Net realized gain (loss) on investments and foreign currency transactions                501,611            104,771
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                   772,068          1,826,724
-------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                            1,658,297          2,294,927
-------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                   (448,271)          (284,901)
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                     (448,271)          (284,901)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      5,565,347            148,718
-------------------------------------------------------------------------------------------------------------------------
  REDEMPTION FEES
    Institutional Class                                                                         --                 --
-------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                                6,775,373          2,158,744
NET ASSETS
  Beginning of period                                                                   10,499,054          8,340,310
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                        $17,274,427        $10,499,054
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   465,952        $   443,887
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                               Income (loss) from Investment Operations:       Less Distributions:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,      Net         Net realized                   Dividends    Distributions
                    beginning  investment    and unrealized  Total from         from        from net
                        of       income      gain (loss) on  investment    net investment   realized
                    the period   (loss)       investments    operations        income     capital gains
-------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004..........   $13.69     $(0.13)(c)     $  1.94       $  1.81           $--          $   --
9/30/2003..........    10.70      (0.10)(c)        3.09          2.99            --              --
9/30/2002..........    13.56      (0.13)(c)       (2.73)        (2.86)           --              --
9/30/2001..........    47.71      (0.20)(c)      (33.43)       (33.63)           --           (0.52)
9/30/2000..........    20.08      (0.26)(c)       29.11         28.85            --           (1.22)

RETAIL CLASS
9/30/2004..........    13.46      (0.16)(c)        1.90          1.74            --              --
9/30/2003..........    10.55      (0.13)(c)        3.04          2.91            --              --
9/30/2002..........    13.41      (0.16)(c)       (2.70)        (2.86)           --              --
9/30/2001..........    47.33      (0.25)(c)      (33.15)       (33.40)           --           (0.52)
9/30/2000..........    19.99      (0.38)(c)       28.94         28.56            --           (1.22)

MID CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004..........   $ 6.10     $(0.05)(c)     $  0.81       $  0.76           $--          $   --
9/30/2003..........     4.74      (0.04)(c)        1.40          1.36            --              --
9/30/2002..........     5.99      (0.05)(c)       (1.20)        (1.25)           --              --
9/30/2001*.........    10.00      (0.03)(c)       (3.98)        (4.01)           --              --


* From commencement of Fund operations on February 28, 2001 through September 30, 2001. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year.

                See accompanying notes to financial statements.

                                              Ratios to Average Net Assets:
--------------                              ----------------------------------

              Net asset         Net assets,
                value,   Total  end of the     Net     Gross   Net investment Portfolio
    Total     end of the return   period    expenses  expenses income (loss)  turnover
distributions   period   (%)(a)    (000)    (%)(b)(d)  (%)(d)      (%)(d)      rate(%)
---------------------------------------------------------------------------------------

   $   --       $15.50    13.2   $ 25,191     1.00      1.17       (0.84)        284
       --        13.69    27.9     23,866     1.00      1.23       (0.88)        248
       --        10.70   (21.1)    13,421     1.00      1.31       (0.91)        220
    (0.52)       13.56   (71.1)    16,347     1.00      1.13       (0.75)        258
    (1.22)       47.71   147.8     62,364     1.00      1.11       (0.66)        191

       --        15.20    12.9     25,382     1.25      1.42       (1.10)        284
       --        13.46    27.6     32,813     1.25      1.47       (1.13)        248
       --        10.55   (21.3)    26,885     1.25      1.45       (1.16)        220
    (0.52)       13.41   (71.2)    41,456     1.25      1.37       (1.01)        258
    (1.22)       47.33   147.0    110,824     1.25      1.35       (0.89)        191


   $   --       $ 6.86    12.5   $  8,570     0.90      2.10       (0.74)        287
       --         6.10    28.7      7,660     0.90      2.45       (0.79)        246
       --         4.74   (20.9)     5,929     0.90      1.88       (0.81)        216
       --         5.99   (40.1)     7,483     0.90      1.93       (0.62)        145

                See accompanying notes to financial statements.

                               Income (loss) from Investment Operations:       Less Distributions:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                    Net realized                 Dividends    Distributions
                    beginning       Net        and unrealized Total from        from        from net
                        of      investment     gain (loss) on investment   net investment   realized
                    the period income (loss)    investments   operations       income     capital gains
-------------------------------------------------------------------------------------------------------
Small Cap Growth Fund

INSTITUTIONAL CLASS
9/30/2004..........   $ 8.59      $(0.09)(c)      $  0.46      $  0.37         $   --        $   --
9/30/2003..........     6.35       (0.06)(c)         2.30         2.24             --            --
9/30/2002..........     8.83       (0.08)(c)        (2.40)       (2.48)            --            --
9/30/2001..........    26.98       (0.12)(c)       (17.06)      (17.18)            --         (0.97)
9/30/2000..........    16.74       (0.16)(c)        10.40        10.24             --            --

RETAIL CLASS
9/30/2004..........     8.45       (0.11)(c)         0.44         0.33             --            --
9/30/2003..........     6.26       (0.08)(c)         2.27         2.19             --            --
9/30/2002..........     8.72       (0.10)(c)        (2.36)       (2.46)            --            --
9/30/2001..........    26.74       (0.15)(c)       (16.90)      (17.05)            --         (0.97)
9/30/2000..........    16.65       (0.24)(c)        10.33        10.09             --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2004..........   $21.34      $ 0.04(c)       $  4.97      $  5.01         $(0.05)       $(0.55)
9/30/2003..........    17.28        0.05(c)          4.01         4.06             --            --
9/30/2002..........    19.89        0.10(c)         (0.36)       (0.26)         (0.11)        (2.24)
9/30/2001..........    20.42        0.16(c)          0.60         0.76          (0.20)        (1.09)
9/30/2000..........    17.33        0.14(c)          3.36         3.50          (0.14)        (0.27)

RETAIL CLASS
9/30/2004..........    21.25       (0.02)/(c)/       4.95         4.93          (0.01)        (0.55)
9/30/2003..........    17.25        0.00(c)(d)       4.00         4.00             --            --
9/30/2002..........    19.85        0.05(c)         (0.35)       (0.30)         (0.06)        (2.24)
9/30/2001..........    20.38        0.11(c)          0.60         0.71          (0.15)        (1.09)
9/30/2000..........    17.28        0.10(c)          3.36         3.46          (0.09)        (0.27)

ADMIN CLASS
9/30/2004..........    21.13       (0.08)(c)         4.93         4.85             --         (0.55)
9/30/2003..........    17.20       (0.05)(c)         3.98         3.93             --            --
9/30/2002..........    19.80        0.00(c)(d)      (0.35)       (0.35)         (0.01)        (2.24)
9/30/2001..........    20.34        0.05(c)          0.60         0.65          (0.10)        (1.09)
9/30/2000..........    17.24        0.04(c)          3.37         3.41          (0.04)        (0.27)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                                        Ratios to Average Net Assets:
-------------------------                              ---------------------------------

                         Net asset         Net assets,
                           value,   Total    end of      Net     Gross   Net investment Portfolio
    Total     Redemption   end of   return the period  Expenses Expenses income (loss)  turnover
distributions    fee     the period (%)(a)    (000)     (%)(b)    (%)         (%)       rate (%)
-------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $ 8.96     4.3   $ 15,867     1.00     1.31       (0.95)        217
       --          --        8.59    35.3     22,519     1.00     1.19       (0.91)        190
       --          --        6.35   (28.1)    42,415     1.00     1.07       (0.90)        162
    (0.97)         --        8.83   (65.2)   124,479     0.99     0.99       (0.74)        140
       --          --       26.98    61.2    262,147     0.92     0.92       (0.62)        170

       --       $0.00(d)     8.78     3.9     14,589     1.25     1.52       (1.19)        217
       --          --        8.45    35.0     30,345     1.25     1.43       (1.17)        190
       --          --        6.26   (28.2)    32,135     1.25     1.33       (1.15)        162
    (0.97)         --        8.72   (65.3)    50,197     1.25     1.26       (1.01)        140
       --          --       26.74    60.6     69,416     1.23     1.23       (0.92)        170


   $(0.60)      $0.00(d)   $25.75    23.8   $346,356     0.90     0.93        0.16          70
       --          --       21.34    23.5    289,945     0.90     0.94        0.26          74
    (2.35)         --       17.28    (2.6)   234,370     0.94     0.96        0.48          86
    (1.29)         --       19.89     3.9    215,439     0.98     0.98        0.76          98
    (0.41)         --       20.42    20.7    214,919     0.93     0.93        0.76         102

    (0.56)       0.00(d)    25.62    23.5    173,411     1.15     1.18       (0.08)         70
       --          --       21.25    23.2    140,152     1.15     1.20       (0.01)         74
    (2.30)         --       17.25    (2.8)    86,816     1.19     1.20        0.22          86
    (1.24)         --       19.85     3.6     97,544     1.22     1.22        0.51          98
    (0.36)         --       20.38    20.4     92,698     1.17     1.17        0.53         102

    (0.55)       0.00(d)    25.43    23.3     62,680     1.40     1.43       (0.33)         70
       --          --       21.13    22.9     37,411     1.40     1.47       (0.27)         74
    (2.25)         --       17.20    (3.0)    24,655     1.44     1.53       (0.01)         86
    (1.19)         --       19.80     3.3     16,471     1.50     1.59        0.23          98
    (0.31)         --       20.34    20.1     11,391     1.50     1.68        0.21         102

                See accompanying notes to financial statements.

                               Income (loss) from Investment Operations:       Less Distributions:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                    Net realized                 Dividends    Distributions
                    beginning       Net        and unrealized Total from        from        from net
                        of      investment     gain (loss) on investment   net investment   realized
                    the period income (loss)    investments   operations       income     capital gains
-------------------------------------------------------------------------------------------------------
Small Company Growth Fund

INSTITUTIONAL CLASS
9/30/2004..........   $ 8.27      $(0.07)(c)      $ (0.37)     $ (0.44)        $   --        $   --
9/30/2003..........     5.77       (0.05)(c)         2.55         2.50             --            --
9/30/2002..........     8.07       (0.07)(c)        (2.23)       (2.30)            --            --
9/30/2001..........    19.78       (0.07)(c)       (11.45)      (11.52)            --         (0.19)
9/30/2000..........    11.67       (0.06)            8.17         8.11             --            --

TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS

9/30/2004..........   $ 7.66      $ 0.05(c)       $  0.97      $  1.02         $(0.19)       $   --
9/30/2003..........     6.78        0.06(c)          0.85         0.91          (0.03)           --
9/30/2002..........     7.67        0.06(c)         (0.81)       (0.75)         (0.14)           --
9/30/2001..........    11.16        0.12(c)         (1.60)       (1.48)         (0.09)        (1.92)
9/30/2000..........    13.46        0.12             2.43         2.55          (0.07)        (4.78)

VALUE FUND

INSTITUTIONAL CLASS

9/30/2004..........   $13.52      $ 0.21(c)       $  2.39      $  2.60         $(0.17)       $   --
9/30/2003..........    11.17        0.15(c)          2.29         2.44          (0.09)           --
9/30/2002..........    13.90        0.13(c)         (2.42)       (2.29)         (0.16)        (0.28)
9/30/2001..........    15.12        0.14(c)         (1.19)       (1.05)         (0.17)           --
9/30/2000..........    16.54        0.17             0.41         0.58          (0.15)        (1.85)

WORLDWIDE
FUND

INSTITUTIONAL CLASS

9/30/2004..........   $ 9.32      $ 0.25(c)       $  0.96      $  1.21         $(0.34)       $   --
9/30/2003..........     7.53        0.32(c)          1.74         2.06          (0.27)           --
9/30/2002*.........     8.48        0.35(c)         (0.55)       (0.20)         (0.75)           --
9/30/2001..........    13.93        0.65(c)         (2.44)       (1.79)         (0.35)        (3.31)
9/30/2000..........    10.28        0.58(c)          4.02         4.60          (0.48)        (0.47)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. *As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                See accompanying notes to financial statements.

                                                        Ratios to Average Net Assets:
-------------------------                              ---------------------------------

                         Net asset         Net assets,
                           value,   Total  end of the    Net     Gross   Net investment Portfolio
    Total     Redemption   end of   return   period    Expenses Expenses     income     turnover
distributions    fee     the period (%)(a)    (000)     (%)(b)    (%)      (loss) (%)    rate(%)
-------------------------------------------------------------------------------------------------

   $   --        $--       $ 7.83    (5.3)  $ 20,846     0.90     1.37       (0.83)        235
       --         --         8.27    43.3     24,230     0.90     1.31       (0.81)        220
       --         --         5.77   (28.5)    48,014     0.90     1.07       (0.82)        157
    (0.19)        --         8.07   (58.6)    69,710     0.90     1.02       (0.61)        150
       --         --        19.78    69.5    133,784     0.90     0.99       (0.51)        174


   $(0.19)       $--       $ 8.49    13.4   $  5,202     0.65     3.39        0.59          27
    (0.03)        --         7.66    13.5      2,490     0.65     1.82        0.81         200
    (0.14)        --         6.78   (10.1)    17,426     0.65     1.14        0.72         188
    (2.01)        --         7.67   (15.9)    19,211     0.65     1.05        1.29         300
    (4.85)        --        11.16    25.3     23,718     0.65     0.95        1.00         356


   $(0.17)       $--       $15.95    19.4   $ 33,563     0.85     0.93        1.38          47
    (0.09)        --        13.52    22.0     37,959     0.85     0.92        1.23          56
    (0.44)        --        11.17   (17.2)    33,025     0.85     0.90        0.90          66
    (0.17)        --        13.90    (7.1)    39,549     0.85     0.96        0.87          90
    (2.00)        --        15.12     3.6     38,792     0.85     0.89        0.87          73


   $(0.34)       $--       $10.19    13.2   $ 17,274     1.00     1.87        2.55          69
    (0.27)        --         9.32    28.0     10,499     1.00     2.23        3.81          94
    (0.75)        --         7.53    (3.0)     8,340     1.00     2.43        4.26         113
    (3.66)        --         8.48   (15.0)     8,528     1.00     2.58        6.85         160
    (0.95)        --        13.93    46.5      9,748     1.00     2.48        4.26         183

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

   1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to the funds of the Trusts as described below. The financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I:
   Loomis Sayles Mid Cap Growth Fund (the "Mid Cap Growth Fund")
   Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")
   Loomis Sayles Small Company Growth Fund (the "Small Company Growth Fund")

LOOMIS SAYLES FUNDS II:
   Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund") Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")
   Loomis Sayles Worldwide Fund (the "Worldwide Fund")

   Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

   Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

   2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

   The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of September 30, 2004, approximately 24% of the market value of investments for the Loomis Sayles Worldwide Fund were fair valued pursuant to procedures approved by the Board of Trustees.

   B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from real estate investment trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

   C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

   Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

   Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

   Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

   D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

   All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, there were no open forward foreign currency contracts.

   E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions, gains realized from passive foreign investment companies and redemptions in kind. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


   G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

   3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2004, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities) were as follows:

Fund                       Purchases      Sales
----                      ------------ ------------
Aggressive Growth Fund... $151,447,228 $163,542,961
Mid Cap Growth Fund......   23,579,378   23,821,738
Small Cap Growth Fund....   93,604,087  121,224,377
Small Cap Value Fund.....  366,322,435  367,371,432
Small Company Growth Fund   54,052,388   56,314,863
Tax-Managed Equity Fund..    3,412,947      974,997
Value Fund...............   17,778,475   28,896,177
Worldwide Fund...........   14,095,833    9,377,158

   For the year ended September 30, 2004, purchases and sales of U.S. Government/Agency securities by Worldwide Fund were $534,049 and $471,572, respectively.

4. Management Fees and Other Transactions with Affiliates.

   A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the year ended September 30, 2004, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2005, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                     Expense Limit as a Percentage of
                                      Average Daily Net Assets
                                     --------------------------------
                          Management
Fund                         Fees    Institutional   Retail   Admin
----                      ---------- -------------   ------   -----
Aggressive Growth Fund...   0.75%        1.00%       1.25%       --
Mid Cap Growth Fund......   0.75%        0.90%          --       --
Small Cap Growth Fund....   0.75%        1.00%       1.25%       --
Small Cap Value Fund.....   0.75%        0.90%       1.15%    1.40%
Small Company Growth Fund   0.75%        0.90%          --       --
Tax-Managed Equity Fund..   0.50%        0.65%          --       --
Value Fund...............   0.50%        0.85%          --       --
Worldwide Fund...........   0.75%        1.00%          --       --

   For the year ended September 30, 2004, the management fees and waivers for each Fund were as follows:

                                                            Percentage of
                            Gross    Waiver of     Net     Average Daily Net Assets
                          Management Management Management ------------------------
Fund                         Fee        Fee        Fee         Gross       Net
----                      ---------- ---------- ---------- ---------        -----
Aggressive Growth Fund... $  411,607  $ 95,630  $  315,977   0.75%        0.58%
Mid Cap Growth Fund......     63,508    63,508          --   0.75%           --
Small Cap Growth Fund....    333,595   130,564     203,031   0.75%        0.46%
Small Cap Value Fund.....  4,147,405   185,229   3,962,176   0.75%        0.72%
Small Company Growth Fund    175,343   108,817      66,526   0.75%        0.28%
Tax-Managed Equity Fund..     18,372    18,372          --   0.50%           --
Value Fund...............    191,851    29,514     162,337   0.50%        0.42%
Worldwide Fund...........    113,288   113,288          --   0.75%           --

   For the year ended September 30, 2004, in addition to the waiver of management fees, expenses have been reimbursed as follows:

Fund                    Amount
----                    -------
Mid Cap Growth Fund.... $38,465
Tax-Managed Equity Fund  82,308
Worldwide Fund.........  17,678

   Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

   B. ACCOUNTING AND ADMINISTRATIVE FEES. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Pursuant to an agreement among the Trusts, the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust
I) and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

(1)Percentage of Average Daily Net Assets

                       First         Next       Over
                       $5 billion $5 billion $10 billion
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

(2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

   For the year ended September 30, 2004, fees paid to CIS for accounting and administrative expense were as follows:

                          Accounting and
Fund                      Administrative
----                      --------------
Aggressive Growth Fund...    $ 36,011
Mid Cap Growth Fund......       5,556
Small Cap Growth Fund....      29,186
Small Cap Value Fund.....     362,854
Small Company Growth Fund      15,341
Tax-Managed Equity Fund..       2,411
Value Fund...............      25,178
Worldwide Fund...........       9,912

   C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

   Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund pay service fees to CIS monthly representing the higher amount based on the following calculations:

(1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% of the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


             Each Class of shares is subject to a monthly Class minimum of $1,250 allocated based on the combined net assets of Institutional Class, Retail Class and Admin Class, as applicable.

             or

(2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $650,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $190,547.

* No Load Retail Funds consist of Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund, Worldwide Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund.

** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Trusts and the CDC Nvest Funds Trusts.

   Mid Cap Growth Fund and Small Company Growth Fund pay service fees monthly to CIS representing the higher amount based on the following calculations:

(1)Annual aggregate fee determined by applying an annual fee rate of 0.01% to the eligible average daily net assets. Eligible assets are the average daily net assets of all Institutional Funds*.

             Each Fund is subject to a monthly minimum fee of $1,000.

             or

(2)An allocated portion, based on eligible assets of an aggregate minimum fee for the period January 1, 2004, through December 31, 2004, of $100,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $29,315.

*Institutional Funds consist of Mid Cap Growth Fund, Small Company Growth Fund, Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles U.S. Government Securities Fund.

   CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

   For the year ended September 30, 2004, amounts paid to CIS as compensation for its services as transfer agent were as follows:

Fund                      Transfer Agent Fee
----                      ------------------
Aggressive Growth Fund...      $ 30,000
Mid Cap Growth Fund......        12,000
Small Cap Growth Fund....        30,000
Small Cap Value Fund.....       145,305
Small Company Growth Fund        12,000
Tax-Managed Equity Fund..        15,000
Value Fund...............        15,000
Worldwide Fund...........        15,000

   D. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the various Funds of the Trusts except for Loomis Sayles Investment Grade Bond Fund--Class J.

   Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

   Under the respective Retail Class and Admin Class Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

   E. TRUSTEES FEES AND EXPENSES The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS

North America, CIS or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

   Prior to July 1, 2004, the Trust paid each independent trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or committee meetings per year.

   A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

   F. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the year ended September 30, 2004, amounts paid to CIS as compensation for these services were as follows:

                           Publishing
Fund                      Services Fee
----                      ------------
Aggressive Growth Fund...     $ 37
Mid Cap Growth Fund......       42
Small Cap Growth Fund....       37
Small Cap Value Fund.....       42
Small Company Growth Fund       42
Tax-Managed Equity Fund..       96
Value Fund...............       37
Worldwide Fund...........      104

   G. REDEMPTION FEES. Effective April 1, 2004 shareholders of Small Cap Growth Fund, Small Cap Value Fund and Worldwide Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

   5. LINE OF CREDIT. Each Fund, except Mid Cap Growth Fund and Small Company Growth Fund, together with certain other Funds of the Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the federal funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the year ended, September 30, 2004, the Funds had no borrowings under the agreement.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


   6. SHAREHOLDERS. At September 30, 2004, Loomis Sayles owned 256,873 shares, equating to 41.9% of Tax-Managed Equity Fund shares outstanding. At September 30, 2004, one shareholder owned 1,250,000 shares, equating to 100.0% of Mid Cap Growth Fund. At September 30, 2004, two affiliated shareholders owned 93,017 shares each, equating to 5.5% each of the Loomis Sayles Worldwide Fund. At September 30, 2004, the Loomis-Sayles Funded Pension Plan ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    Profit Sharing
Fund                   Pension Plan Retirement Plan
----                   ------------ ---------------
Aggressive Growth Fund   256,951        414,196
Small Cap Growth Fund.   234,766        440,924
Small Cap Value Fund..   347,023        578,425
Value Fund............   428,199        433,549
Worldwide Fund........   885,919        343,862

   7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                    AGGRESSIVE GROWTH FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares......    187,450    $  2,792,212     1,017,143    $ 12,248,463
Issued in connection with
  the reinvestment of distributions.         --              --            --              --
Redeemed............................   (305,139)     (4,700,924)     (527,813)     (5,940,072)
------------------------------------------------------------------------------------------------
Net change..........................   (117,689)   $ (1,908,712)      489,330    $  6,308,391
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares+        Amount+
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares......    834,755    $ 12,658,043     1,142,750    $ 13,044,564
Issued in connection with
  the reinvestment of distributions.         --              --            --              --
Issued in Admin Class Conversion....         --              --        56,540         631,556
Redeemed............................ (1,602,142)    (23,696,327)   (1,309,638)    (14,596,979)
------------------------------------------------------------------------------------------------
Net change..........................   (767,387)   $(11,038,284)     (110,348)   $   (920,859)
                                     ----------    --------------  ------------  --------------

                                                                     Shares+        Amount+
ADMIN CLASS                                                        ----------    ------------
Issued from the sale of shares......                                   29,865    $    315,554
Issued in connection with
  the reinvestment of distributions.                                       --              --
Redeemed............................                                 (216,812)     (2,224,401)
Redeemed in Admin Class.............
Conversion..........................                                  (56,892)       (631,556)
                                                                     ----------  --------------
Net change..........................                                 (243,839)   $ (2,540,403)
                                                                     ----------  --------------
+On May 21, 2003, the outstanding Admin Class Shares were automatically converted into
 Retail Class Shares.

                                                      MID CAP GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares......         --    $         --         5,899    $     32,706
Issued in connection with
  the reinvestment of distributions.         --              --            --              --
Redeemed............................     (5,911)        (42,608)           --              --
------------------------------------------------------------------------------------------------
Net change..........................     (5,911)   $    (42,608)        5,899    $     32,706
                                     ----------    --------------  ------------  --------------

                                                     SMALL CAP GROWTH FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares         Amount         Shares       Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------  ------------
Issued from the sale of shares          561,970    $  5,208,033     1,897,989  $ 13,566,717
Issued in connection with
  the reinvestment of distributions          --              --            --            --
Redeemed                             (1,411,141)    (12,951,799)   (5,953,993)  (39,030,065)
--------------------------------------------------------------------------------------------
Net change                             (849,171)   $ (7,743,766)   (4,056,004) $(25,463,348)
                                     ----------    --------------  ----------  ------------

                                       Shares         Amount        Shares +     Amount +
RETAIL CLASS                         ----------    ------------    ----------  ------------
Issued from the sale of shares          876,244    $  8,100,386     3,879,141  $ 28,642,137
Issued in connection with
  the reinvestment of distributions          --              --            --            --
Issued in Admin Class conversion             --              --         2,120        14,288
Redeemed                             (2,807,828)    (26,294,928)   (5,421,506)  (38,664,657)
--------------------------------------------------------------------------------------------
Net change                           (1,931,584)   $(18,194,542)   (1,540,245) $(10,008,232)
                                     ----------    --------------  ----------  ------------

                                                                    Shares+      Amount+
ADMIN CLASS                                                        ----------  ------------
Issued from the sale of shares                                         46,488  $    301,256
Issued in connection with
  the reinvestment of distributions                                        --            --
Redeemed                                                             (217,093)   (1,330,224)
Redeemed in Admin Class conversion                                     (2,135)      (14,288)
                                                                   ----------  ------------
Net change                                                           (172,740) $ (1,043,256)
                                                                   ----------  ------------
+On May 21, 2003, the outstanding Admin Class Shares were automatically converted into
 Retail Class Shares.

                                                     SMALL CAP VALUE FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares         Amount         Shares       Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------  ------------
Issued from the sale of shares        2,569,944    $ 62,664,283     2,271,777  $ 43,519,989
Issued in connection with
  the reinvestment of distributions     344,051       7,949,633            --            --
Redeemed                             (3,052,059)    (74,375,223)   (2,246,579)  (42,192,200)
--------------------------------------------------------------------------------------------
Net change                             (138,064)   $ (3,761,307)       25,198  $  1,327,789
                                     ----------    --------------  ----------  ------------

                                       Shares         Amount         Shares       Amount
RETAIL CLASS                         ----------    ------------    ----------  ------------
Issued from the sale of shares        2,508,851    $ 60,345,432     3,698,495  $ 69,872,984
Issued in connection with
  the reinvestment of distributions     168,096       3,867,490            --            --
Redeemed                             (2,506,061)    (61,304,611)   (2,135,122)  (40,321,887)
--------------------------------------------------------------------------------------------
Net change                              170,886    $  2,908,311     1,563,373  $ 29,551,097
                                     ----------    --------------  ----------  ------------

                                       Shares         Amount         Shares       Amount
ADMIN CLASS                          ----------    ------------    ----------  ------------
Issued from the sale of shares        1,146,366    $ 27,558,818     1,219,636  $ 22,714,426
Issued in connection with
  the reinvestment of distributions      46,216       1,056,963            --            --
Redeemed                               (498,189)    (11,994,975)     (882,999)  (16,451,403)
--------------------------------------------------------------------------------------------
Net change                              694,393    $ 16,620,806       336,637  $  6,263,023
                                     ----------    --------------  ----------  ------------

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                  SMALL COMPANY GROWTH FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                      Shares         Amount          Shares       Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------  ------------
Issued from the sale of shares             --     $         --        662,784  $  4,750,079
Issued from subscriptions-in-kind+         --               --        839,609     4,995,673
Issued in connection with
  the reinvestment of distributions        --               --             --            --
Redeemed                             (269,559)      (2,300,199)    (6,892,544)  (40,388,459)
--------------------------------------------------------------------------------------------
Net change                           (269,559)    $ (2,300,199)    (5,390,151) $(30,642,707)
                                     --------     ---------------  ----------  ------------
+Issued in exchange for portfolio securities distributed in-kind by Energen
 Corporation Retirement Income Plan to shareholders thereof and contributed to the
 Fund in-kind by such shareholders on April 15, 2003.

                                                   TAX-MANAGED EQUITY FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                      Shares         Amount          Shares       Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------  ------------
Issued from the sale of shares......  308,699     $  2,572,021        324,896  $  2,267,000
Issued in connection with
  the reinvestment of distributions.    7,563           62,319         11,807        82,181
Redeemed............................  (28,467)        (245,529)    (2,580,065)  (17,813,627)
--------------------------------------------------------------------------------------------
Net change..........................  287,795     $  2,388,811     (2,243,362) $(15,464,446)
                                     --------     ---------------  ----------  ------------

                                                         VALUE FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                      Shares         Amount          Shares       Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------  ------------
Issued from the sale of shares......  183,031     $  2,766,965        328,065  $  4,071,978
Issued in connection with
  the reinvestment of distributions.   26,133          376,057         18,887       230,605
Redeemed............................ (458,838)      (6,884,071)      (493,835)   (6,175,721)
Redeemed in kind*................... (455,344)      (7,194,435)            --            --
--------------------------------------------------------------------------------------------
Net change.......................... (705,018)    $(10,935,484)      (146,883) $ (1,873,138)
                                     --------     ---------------  ----------  ------------
*Redeemed in kind to a shareholder on June 25, 2004.

                                                       WORLDWIDE FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                      Shares         Amount          Shares       Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------  ------------
Issued from the sale of shares......  569,127     $  5,599,341        711,080  $  5,955,985
Issued in connection with
  the reinvestment of distributions.   46,883          447,733         36,904       284,901
Redeemed............................  (48,543)        (481,727)      (728,370)   (6,092,168)
--------------------------------------------------------------------------------------------
Net change..........................  567,467     $  5,565,347         19,614  $    148,718
                                     --------     ---------------  ----------  ------------

   8. FUND LIQUIDATION. The Board of Trustees, upon recommendation of Loomis, Sayles & Company, L.P., has approved a plan to liquidate the Loomis Sayles Mid Cap Growth Fund at a future date to be determined by the officers of the Fund, provided that all the outstanding shares held by any unaffiliated shareholders have been redeemed by such date.

   9. ADDITIONAL TAX INFORMATION. The tax character of distributions paid to shareholders during the years ended September 30, 2004 and 2003 were as follows:

                             2004 Distributions Paid From:      2003 Distributions Paid From:
-                         ------------------------------------ -------------------------------
                           Ordinary    Long-Term               Ordinary   Long-Term
                            Income   Capital Gains    Total     Income  Capital Gains  Total
-                         ---------- ------------- ----------- -------- ------------- --------
Aggressive Growth Fund... $       --  $       --   $        -- $     --      $--      $     --
Mid Cap Growth Fund......         --          --            --       --       --            --
Small Cap Growth Fund....         --          --            --       --       --            --
Small Cap Value Fund.....  4,693,734   8,480,827    13,174,561       --       --            --
Small Company Growth Fund         --          --            --       --       --            --
Tax-Managed Equity Fund..     62,322          --        62,322   82,181       --        82,181
Value Fund...............    456,216          --       456,216  273,025       --       273,025
Worldwide Fund...........    448,271          --       448,271  284,901       --       284,901

   10. SUBSEQUENT EVENT.

   Corporate Name Change. Effective November 1, 2004, the names of the Distributor and the Administrator and Transfer Agent will change as follows:

                Old Name                                 New Name
                --------                                 --------
CDC IXIS Asset Management Distributors,
  L.P................................... IXIS Asset Management Distributors, L.P.
CDC IXIS Asset Management Services, Inc. IXIS Asset Management Services Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Board of Trustees and Shareholders of Loomis Sayles Funds I and Loomis Sayles Funds II

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Value Fund, and Loomis Sayles Small Company Growth Fund, each a series of Loomis Sayles Funds I and the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund, each a series of Loomis Sayles Funds II (collectively, the "Funds"), at September 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   As described in Note 8, the Board of Trustees, upon recommendation of Loomis, Sayles & Company, L.P., has approved a plan to liquidate the Loomis Sayles Mid Cap Growth Fund at a future date to be determined by the officers of the Fund, provided that all the outstanding shares held by any unaffiliated shareholders have been redeemed by such date.

   PricewaterhouseCoopers LLP

   Boston, Massachusetts
   November 16, 2004

2004 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS

   CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2004, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

         Fund           Qualifying Percentage
         ----           ---------------------
Small Cap Value Fund...         11.94%
Tax-Managed Equity Fund        100.00%
Value Fund.............        100.00%
Worldwide Fund.........          4.62%

   CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2004.

        Fund           Amount
        ----         ----------
Small Cap Value Fund $8,480,827

   QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2004, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the funds pay a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116

                               Position(s)
                              Held with the
                            Trusts, Length of                                           Number of Portfolios in Fund
                             Time Served and          Principal Occupation(s)               Complex Overseen and
Name and Age                Term of Office/*/         During Past 5 Years/**/             Other Directorships Held
----------------------------------------------------------------------------------------------------------------------

Independent Trustees
Graham T. Allison, Jr. (64)     Trustee,      Douglas Dillon Professor and Director of 41; Director, Taubman Centers,
                                Contract      the Belfer Center of Science for         Inc.; Advisory Board Member,
                               Review and     International Affairs, John F. Kennedy   USEC Inc.
                               Governance     School of Government, Harvard
                                Committee     University
                                 Member,
                               Since 2003

Edward A. Benjamin (66)      Trustee, Audit   Retired                                  41; Director, Coal, Energy
                                Committee                                              Investments & Management,
                                 Member,                                               LLC; Director, Precision Optics
                               Since 2002                                              Corporation

Daniel M. Cain (59)             Trustee,      President and CEO, Cain Brothers &       41; Trustee, Universal Health
                               Chairman of    Company, Incorporated                    Realty Income Trust; Director,
                                the Audit                                              Sheridan Healthcorp
                               Committee,
                               Since 2003
                               Co-Chairman
                              of the Board
                               since 2004

Paul G. Chenault (70)           Trustee,      Retired; Trustee, First Variable Life    41; Director, Mailco Office
                                Contract                                               Products, Inc.
                               Review and
                               Governance
                                Committee
                                 Member,
                             Since 2000 for
                              Loomis Sayles
                              Funds II and
                                2002 for
                              Loomis Sayles
                                 Funds I

Kenneth J. Cowan (72)           Trustee,      Retired                                  41; None
                               Chairman of
                              the Contract
                               Review and
                               Governance
                               Committee,
                             Since 2003, Co-
                             Chairman of the
                               Board since
                                  2004

                                           TRUSTEE AND OFFICER INFORMATION

                              Position(s)
                             Held with the
                           Trusts, Length of                                           Number of Portfolios in Fund
                            Time Served and          Principal Occupation(s)               Complex Overseen and
Name and Age               Term of Office/*/         During Past 5 Years/**/             Other Directorships Held
---------------------------------------------------------------------------------------------------------------------

Richard Darman (61)            Trustee,      Partner, The Carlyle Group; Chairman of  41; Director and Chairman, AES
                               Contract      the Board of Directors of AES            Corporation
                              Review and     Corporation; formerly, Professor, John
                              Governance     F. Kennedy School of Government,
                               Committee     Harvard University
                                Member,
                              Since 2003

Sandra O. Moose (62)        Trustee, Audit   President, Strategic Advisory Services;  41; Director, Verizon
                               Committee     formerly, Senior Vice President and      Communications; Director,
                                Member,      Director, The Boston Consulting Group,   Rohm and Haas Company;
                              Since 2003     Inc.                                     Director, AES Corporation

John A. Shane (71)             Trustee,      President, Palmer Service Corporation    41; Director, Gensym
                               Contract                                               Corporation; Director, Overland
                              Review and                                              Storage, Inc.; Director, Abt
                              Governance                                              Associates Inc.
                               Committee
                                Member,
                              Since 2003

Interested Trustees
Robert J. Blanding/1/ (57)  Trustee, Since   President, Chairman, Director, and Chief 41; None
555 California Street       2002 President   Executive Officer, Loomis Sayles;
San Francisco, CA 94104       and CEO of
                             Loomis Sayles
                              Funds I and
                            Chief Executive
                              Officer of
                             Loomis Sayles
                               Funds II,
                              Since 2003

John T. Hailer/2/ (43)      Trustee, Since   President and Chief Executive Officer,   41; None
                            2003; President  CDC IXIS Asset Management
                               of Loomis     Distributors, L.P.; President and Chief
                            Sayles Funds II  Executive Officer - CDC Nvest Funds
                              Since 2003
                            Executive Vice
                              President,
                             Loomis Sayles
                               Funds I;
                              Since 2003

                                          TRUSTEE AND OFFICER INFORMATION

                             Position(s)
                            Held with the
                          Trusts, Length of                                            Number of Portfolios in Fund
                           Time Served and           Principal Occupation(s)               Complex Overseen and
Name and Age              Term of Office/*/          During Past 5 Years/**/             Other Directorships Held
-------------------------------------------------------------------------------------------------------------------

Officers
John E. Pelletier (40)     Chief Operating  President, Director and Chief Executive    Not Applicable
                              Officer,      Officer, CDC IXIS Asset Management
                             Since 2004     Services, Inc.; Executive Vice President,
                                            CDC IXIS Distribution Corporation;
                                            Executive Vice President and Chief
                                            Operating Officer, CDC IXIS Asset
                                            Management Distributors, L.P. and CDC
                                            IXIS Asset Management Advisers, L.P.;
                                            formerly, Senior Vice President, General
                                            Counsel, Secretary and Clerk, CDC IXIS
                                            Distribution Corporation; Executive Vice
                                            President, General Counsel, Secretary and
                                            Clerk, CDC IXIS Asset Management
                                            Distributors, L.P., CDC IXIS Asset
                                            Management Advisers, L.P.; Executive
                                            Vice President, General Counsel, Secretary
                                            and Clerk CDC IXIS Asset Management
                                            Services, Inc.

Coleen Downs Dinneen (43) Secretary, Clerk  Senior Vice President, General Counsel,    Not Applicable
                           and Chief Legal  Secretary and Clerk, CDC IXIS
                              Officer,      Distribution Corporation, CDC IXIS
                             Since 2004     Asset Management Distributors, L.P.,
                                            CDC IXIS Asset Management Advisers,
                                            L.P. and CDC IXIS Asset Management
                                            Services, Inc.; formerly, Senior Vice
                                            President, Deputy General Counsel,
                                            Assistant Secretary and Assistant Clerk,
                                            CDC IXIS Asset Management Advisers,
                                            L.P., CDC IXIS Asset Management
                                            Services, Inc. and Vice President Deputy
                                            General Counsel, Assistant Secretary
                                            and Assistant Clerk, CDC IXIS
                                            Distribution Corporation

Michael Kardok (45)          Treasurer,     Senior Vice President, CDC IXIS Asset      Not Applicable
                              Principal     Management Services, Inc.; Senior Vice
                            Financial and   President, CDC IXIS Asset Management
                             Accounting     Advisers, L.P.; formerly, Senior Director
                              Officer,      PFPC, Inc., Division Manager, First Data
                             Since 2004     Investor Services Group, Inc.

Kristin Vigneaux (35)           Chief       Chief Compliance Officer for Mutual        Not Applicable
                             Compliance     Funds, CDC IXIS Asset Management
                              Officer,      Distributors, L.P., CDC IXIS Asset
                             Since 2004     Management Advisers, L.P. and CDC
                                            IXIS Asset Management Services, Inc.;
                                            formerly, Vice President CDC IXIS
                                            Asset Management Services, Inc.

Daniel J. Fuss (70)        Executive Vice   Vice Chairman and Director, Loomis         Not Applicable
One Financial Center         President,     Sayles & Company, L.P.; Prior to 2002,
Boston, MA 02111             Since 2004     President and Trustee of Loomis Sayles
                                            Funds II

                                   TRUSTEE AND OFFICER INFORMATION

                        Position(s)
                       Held with the
                     Trusts, Length of                                   Number of Portfolios in Fund
                      Time Served and       Principal Occupation(s)          Complex Overseen and
Name and Age         Term of Office/*/      During Past 5 Years/**/        Other Directorships Held
-----------------------------------------------------------------------------------------------------

Frank LoPiccolo (50)    Anti-Money     President and CEO, CDC IXIS Asset Not Applicable
                        Laundering     Management Services, Inc.
                         Officer,
                        Since 2003

  *Each Trustee serves for an indefinite term in accordance with its current
   By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
 **Previous positions during the past five years with the Distributor or Loomis
   Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.
  1Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
  2Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

The Statement of Additional Information includes additional information about the Trustees of the Trusts and is available without charge, by calling Loomis Sayles at 800-633-3330.

FUND AND MANAGER REVIEW

LOOMIS SAYLES BENCHMARK CORE BOND FUND
PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Lehman Aggregate Bond Index, for the 12 months ended September 30, 2004.

This slight underperformance was due to the more conservative nature of the Fund versus the peer group, and to our policy of maintaining a neutral duration strategy.

At the beginning of the quarter we believed credit quality would continue to improve, and we maintained an overweight position in corporate bonds. In particular, we focused on BBB-rated bonds, where yields were attractive and credit quality was relatively stable. Overall, favorable security selections and an overweighting in the corporate bond sector had a positive impact on Fund performance. In particular, bonds in the energy and industrials sectors generated solid results.

In addition, we overweighted the asset-backed securities sector, and that strategy combined with the higher-quality nature of our asset-backed holdings added to relative performance. We also significantly underweighted Treasuries, which was an effective move because Treasuries underperformed during the period. We purchased a modest portion of TIPS (Treasury Inflation Protected Securities), which we believe may enhance the Fund's performance in what's likely to be an environment of rising interest rates.

OUTLOOK | We anticipate solid payroll gains ahead and acceleration in economic activity for the remainder of 2004. Improved export growth, a weaker dollar, capital spending, a revival in nonresidential construction, replenishment of lean inventories, and the acceleration of state and local purchases are the major factors we think may contribute to stronger growth. Falling oil prices also are part of our forecast, and this supports our view that overall inflation may continue to be low and have only a minimal impact on the performance of the economy in the months ahead.

The Fund's interest rate sensitivity is the same as that of the market, and we expect to keep it positioned as such for the foreseeable future. We continue to favor the more stable securities within the mortgage-backed securities sector, and we expect to maintain our overweight to the corporate sector, with a slight bias toward cyclical names.
 KEY FUND FACTS

 OBJECTIVE | High total return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in investment-grade fixed-income securities (including government, corporate, mortgage-backed and asset-backed securities)

 FUND INCEPTION DATE | 4/24/96

 FUND REGISTRATION DATE | 3/7/97

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/24/96; Retail: 5/1/02

 EXPENSE RATIO | Institutional: 0.45%; Retail: 0.70%

 TOTAL NET ASSETS | $12.3 million

 [PHOTO]     [PHOTO]

Cliff Rowe Kurt Wagner
CLIFF ROWE KURT WAGNER

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                 SINCE        SINCE
                                        1 YEAR 5 YEARS REGISTRATION(b) INCEPTION(c)
-----------------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE BOND FUND:
  INSTITUTIONAL                          3.56%  6.55%       6.35%          6.34%
  RETAIL(a)                              3.44   6.30        6.07           6.08
LIPPER INTERMEDIATE INVESTMENT GRADE
INDEX(e)                                 3.63   7.04        6.63           6.75
LEHMAN AGGREGATE BOND INDEX(e)           3.68   7.48        7.15           7.24

 CUMULATIVE PERFORMANCE(d) REGISTRATION TO SEPTEMBER 30, 2004(f)

                                    [CHART]

                   Loomis               Lipper             Lehman
                   Sayles            Intermediate         Brothers
                  Benchmark           Investment         Aggregate
               Core Bond Fund         Grade Index          Index
               --------------        ------------        ---------
03/07/1997         $250,000            $250,000          $250,000
03/31/1997          247,525             247,313           247,230
04/30/1997          250,973             250,702           250,931
05/31/1997          252,943             252,933           253,303
06/30/1997          256,145             255,924           256,309
07/31/1997          263,658             262,696           263,221
08/31/1997          260,455             260,305           260,976
09/30/1997          264,644             264,055           264,825
10/31/1997          268,586             267,232           268,667
11/30/1997          269,572             268,017           269,904
12/31/1997          272,760             270,456           272,621
01/31/1998          276,342             274,040           276,121
02/28/1998          275,575             273,644           275,913
03/31/1998          276,087             274,655           276,861
04/30/1998          277,366             275,938           278,306
05/31/1998          280,181             278,426           280,946
06/30/1998          282,995             280,645           283,329
07/31/1998          283,007             281,219           283,932
08/31/1998          284,542             285,028           288,553
09/30/1998          294,010             291,418           295,309
10/31/1998          291,195             289,060           293,748
11/30/1998          293,498             290,502           295,415
12/31/1998          295,486             291,745           296,303
01/31/1999          298,235             293,555           298,418
02/28/1999          290,538             288,315           293,209
03/31/1999          293,012             290,585           294,834
04/30/1999          294,112             291,560           295,768
05/31/1999          289,989             288,591           293,177
06/30/1999          289,164             287,616           292,243
07/31/1999          286,965             286,602           290,999
08/31/1999          286,965             286,296           290,851
09/30/1999          289,989             289,447           294,227
10/31/1999          290,538             289,887           295,313
11/30/1999          290,813             290,228           295,292
12/31/1999          289,147             288,894           293,868
01/31/2000          288,564             287,867           292,906
02/29/2000          290,898             290,992           296,448
03/31/2000          293,232             294,584           300,353
04/30/2000          291,773             292,759           299,493
05/31/2000          290,314             292,228           299,356
06/30/2000          297,317             298,416           305,584
07/31/2000          300,234             300,963           308,358
08/31/2000          304,903             305,136           312,827
09/30/2000          306,653             307,158           314,794
10/31/2000          307,237             308,241           316,877
11/30/2000          310,447             313,146           322,058
12/31/2000          316,726             319,472           328,032
01/31/2001          325,304             325,086           333,397
02/28/2001          328,798             328,210           336,301
03/31/2001          330,704             329,485           337,989
04/30/2001          329,116             327,713           336,587
05/31/2001          331,975             329,731           338,617
06/30/2001          331,975             330,944           339,896
07/31/2001          339,599             338,972           347,495
08/31/2001          342,141             342,705           351,475
09/30/2001          343,094             345,343           355,570
10/31/2001          348,494             352,382           363,011
11/30/2001          346,588             347,957           358,006
12/31/2001          343,497             345,721           355,733
01/31/2002          344,853             348,215           358,612
02/28/2002          346,888             351,581           362,087
03/31/2002          342,480             345,480           356,064
04/30/2002          347,845             351,712           362,969
05/31/2002          350,963             354,599           366,053
06/30/2002          351,656             354,371           369,218
07/31/2002          354,427             355,778           373,673
08/31/2002          361,356             362,634           379,982
09/30/2002          366,900             366,591           386,136
10/31/2002          364,821             365,185           384,377
11/30/2002          364,821             366,921           384,275
12/31/2002          372,360             374,388           392,213
01/31/2003          372,720             375,559           392,547
02/28/2003          378,122             380,914           397,979
03/31/2003          377,042             380,952           397,672
04/30/2003          380,283             385,404           400,954
05/31/2003          386,765             392,592           408,429
06/30/2003          385,685             392,497           407,619
07/31/2003          373,081             379,262           393,915
08/31/2003          375,241             382,148           396,530
09/30/2003          384,623             392,423           407,027
10/31/2003          380,643             389,653           403,231
11/30/2003          382,084             390,682           404,196
12/31/2003          385,822             394,655           408,310
01/31/2004          388,848             397,793           411,595
02/29/2004          393,009             401,657           416,050
03/31/2004          395,676             404,551           419,166




 CUMULATIVE PERFORMANCE(d) INCEPTION TO SEPTEMBER 30, 2004(f)

                                    [CHART]

                  Loomis             Lipper          Lehman
                  Sayles          Intemediate       Brothers
                 Benchmark         Investment      Aggregate
               Core Bond Fund     Grade Index      Bond Index
               --------------     ------------     ----------
04/24/1996       $250,000           $250,000        $250,000
04/30/1996        248,500            250,000         250,000
05/31/1996        248,250            249,621         249,492
06/30/1996        251,250            252,524         252,843
07/31/1996        251,500            253,234         253,535
08/31/1996        250,500            252,977         253,110
09/30/1996        255,250            257,195         257,521
10/31/1996        261,500            262,619         263,225
11/30/1996        267,000            267,166         267,734
12/31/1996        263,277            264,777         265,245
01/31/1997        263,536            265,598         266,057
02/28/1997        264,315            266,251         266,719
03/31/1997        260,940            263,390         263,763
04/30/1997        264,575            266,999         267,711
05/31/1997        266,652            269,374         270,242
06/30/1997        270,028            272,561         273,450
07/31/1997        277,948            279,773         280,824
08/31/1997        274,571            277,226         278,428
09/30/1997        278,987            281,220         282,535
10/31/1997        283,143            284,603         286,633
11/30/1997        284,182            285,439         287,953
12/31/1997        287,543            288,037         290,853
01/31/1998        291,319            291,854         294,587
02/28/1998        290,510            291,432         294,365
03/31/1998        291,050            292,509         295,376
04/30/1998        292,398            293,875         296,918
05/31/1998        295,365            296,526         299,734
06/30/1998        298,333            298,888         302,276
07/31/1998        298,345            299,500         302,920
08/31/1998        299,964            303,557         307,849
09/30/1998        309,945            310,362         315,058
10/31/1998        306,977            307,851         313,392
11/30/1998        309,405            309,386         315,171
12/31/1998        311,500            310,710         316,118
01/31/1999        314,398            312,637         318,375
02/28/1999        306,285            307,057         312,817
03/31/1999        308,892            309,474         314,550
04/30/1999        310,052            310,513         315,547
05/31/1999        305,705            307,351         312,783
06/30/1999        304,836            306,312         311,786
07/31/1999        302,518            305,232         310,459
08/31/1999        302,518            304,907         310,301
09/30/1999        305,705            308,263         313,904
10/31/1999        306,285            308,732         315,062
11/30/1999        306,574            309,094         315,039
12/31/1999        304,818            307,673         313,520
01/31/2000        304,203            306,579         312,493
02/29/2000        306,663            309,908         316,273
03/31/2000        309,124            313,733         320,439
04/30/2000        307,586            311,790         319,522
05/31/2000        306,048            311,224         319,375
06/30/2000        313,430            317,814         326,019
07/31/2000        316,506            320,527         328,979
08/31/2000        321,428            324,972         333,747
09/30/2000        323,273            327,125         335,845
10/31/2000        323,888            328,278         338,068
11/30/2000        327,272            333,502         343,595
12/31/2000        333,892            340,239         349,969
01/31/2001        342,934            346,218         355,692
02/28/2001        346,618            349,545         358,791
03/31/2001        348,627            350,903         360,592
04/30/2001        346,953            349,016         359,096
05/31/2001        349,967            351,165         361,262
06/30/2001        349,967            352,457         362,627
07/31/2001        358,004            361,007         370,734
08/31/2001        360,683            364,982         374,979
09/30/2001        361,688            367,792         379,349
10/31/2001        367,381            375,289         387,287
11/30/2001        365,372            370,576         381,947
12/31/2001        362,113            368,194         379,522
01/31/2002        363,543            370,851         382,594
02/28/2002        365,688            374,435         386,302
03/31/2002        361,041            367,938         379,875
04/30/2002        366,697            374,575         387,242
05/31/2002        369,984            377,650         390,532
06/30/2002        370,714            377,406         393,909
07/31/2002        373,636            378,905         398,662
08/31/2002        380,941            386,207         405,393
09/30/2002        386,785            390,421         411,959
10/31/2002        384,593            388,924         410,082
11/30/2002        384,593            390,773         409,973
12/31/2002        392,541            398,725         418,442
01/31/2003        392,921            399,972         418,799
02/28/2003        398,615            405,675         424,593
03/31/2003        397,476            405,715         424,266
04/30/2003        400,893            410,457         427,767
05/31/2003        407,726            418,112         435,743
06/30/2003        406,588            418,011         434,878
07/31/2003        393,300            403,916         420,258
08/31/2003        395,578            406,989         423,048
09/30/2003        405,449            417,932         434,246
10/31/2003        401,273            414,982         430,196
11/30/2003        402,791            416,078         431,227
12/31/2003        406,732            420,310         435,615
01/31/2004        409,922            423,652         439,120
02/29/2004        414,308            427,767         443,873
03/31/2004        417,100            430,848         447,197


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Performance shown for periods prior to the inception date of the Retail Class (5/1/02) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the Retail Class. (b) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. (c) Index performance data is not available coincident with the Fund's inception and registration dates. Comparative performance is presented from the month end closest to the Fund's inception and registration dates. (d) Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) See page 9 for a description of the indexes. (f) The mountain chart is based on the Institutional Class minimum initial investment of $250,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Securities issued by U.S. government agencies are not issued by, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES BOND FUND

PORTFOLIO REVIEW | The Fund significantly outperformed its benchmark, the Lehman Government/Credit Index, for the 12 months ended September 30, 2004, primarily due to the Fund's exposure to high-yield bonds. The credit cycle continued to improve throughout the year as default rates continued to decline. Investors in search of yield took advantage of this favorable environment for high-yield bonds. We maintained a slight emphasis on the lower-quality rungs of the high-yield market.

Non-dollar-denominated debt, particularly Canadian-dollar debt, which comprised more than 18% of the portfolio, also contributed to the Fund's out-performance. Continued weakness in the U.S. dollar, combined with higher oil prices, led to a stronger Canadian dollar versus the U.S. dollar. In addition, the Fund's performance benefited from exposure to the euro, the New Zealand dollar and the Norwegian krone.

In terms of industries, paper was one of the best-performing areas for the Fund. Led by such names as Georgia Pacific, Fort James and Boise Cascade, these BB-rated bonds benefited from solid demand. On the negative side, airlines were the worst performers, due to excessive debt relative to cash flow. In particular, Delta AirLine's persistent operating losses prompted us to sell the security in September.

In anticipation of higher interest rates later in 2004 and into 2005, we lowered the average maturity and duration (sensitivity to interest rate changes) of the Fund. We reduced duration from 7.14 years to 5.28 years and average maturity from 12.45 years to 9.40 years.

OUTLOOK | Because we believe interest rates will increase in the U.S., we plan to focus on sectors that aren't as susceptible to rate increases, such as investment-grade and high-yield credit, rather than Treasuries. We continue to believe corporate securities offer better return potential than Treasuries, and the credit cycle should continue to strengthen. In addition, we plan to continue investing in foreign-denominated bonds from countries with favorable economic conditions.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in investment- grade fixed-income securities, although it may invest up to 35% of assets in lower- rated fixed-income securities and up to 20% of its assets in preferred stocks.

 FUND INCEPTION DATE | 5/16/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/16/91; Retail: 1/2/97;
 Admin: 1/2/98

 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%; Admin: 1.25%

 TOTAL NET ASSETS | $2,667.8 million

  [PHOTO]       [PHOTO]

Daniel Fuss Kathleen Gaffney
DANIEL FUSS KATHLEEN GAFFNEY

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                      SINCE
                                       1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
    -----------------------------------------------------------------------
    LOOMIS SAYLES BOND FUND:
      INSTITUTIONAL                    12.45%  11.13%  11.31%     11.57%
      RETAIL(c)                        12.17   10.85   11.03      11.29
      ADMIN(c)                         11.89   10.56   10.56      10.75
    LIPPER BBB RATED FUNDS INDEX(d)     5.25    7.18    7.39       7.57
    LEHMAN GOVERNMENT/ CREDIT INDEX(d)  3.33    7.74    7.76       7.73

 CUMULATIVE PERFORMANCE(e) INCEPTION TO SEPTEMBER 30, 2004(b)

                                    [CHART]

                                                               Lehman
                  Loomis Sayles      Lipper BBB Rated        Government/
                   Bond Fund           Funds Index          Credit Index
                  -------------      ----------------     -----------------
05/16/1991           $25,000             $25,000              $25,000
05/31/1991            24,900              25,000               25,000
06/30/1991            24,525              24,937               24,973
07/31/1991            25,125              25,209               25,286
08/31/1991            26,150              25,817               25,869
09/30/1991            26,200              26,378               26,409
10/31/1991            26,929              26,620               26,645
11/30/1991            26,649              26,834               26,911
12/31/1991            27,219              27,842               27,819
01/31/1992            27,644              27,504               27,406
02/29/1992            28,336              27,656               27,552
03/31/1992            28,123              27,563               27,401
04/30/1992            28,526              27,706               27,564
05/31/1992            29,367              28,269               28,099
06/30/1992            29,476              28,683               28,511
07/31/1992            30,432              29,472               29,240
08/31/1992            30,708              29,743               29,501
09/30/1992            30,874              30,103               29,904
10/31/1992            30,515              29,574               29,448
11/30/1992            30,826              29,609               29,424
12/31/1992            31,108              30,100               29,928
01/31/1993            32,189              30,757               30,579
02/28/1993            32,819              31,483               31,213
03/31/1993            33,480              31,678               31,319
04/30/1993            33,990              31,915               31,560
05/31/1993            34,538              31,991               31,543
06/30/1993            35,269              32,710               32,259
07/31/1993            36,126              33,015               32,465
08/31/1993            36,776              33,784               33,211
09/30/1993            36,838              33,882               33,326
10/31/1993            37,395              34,117               33,463
11/30/1993            37,552              33,724               33,085
12/31/1993            38,019              33,952               33,229
01/31/1994            39,524              34,540               33,729
02/28/1994            38,855              33,788               32,996
03/31/1994            37,450              32,825               32,189
04/30/1994            36,611              32,429               31,922
05/31/1994            36,475              32,346               31,863
06/30/1994            36,373              32,212               31,788
07/31/1994            36,926              32,763               32,424
08/31/1994            37,480              32,892               32,437
09/30/1994            37,030              32,438               31,946
10/31/1994            36,859              32,334               31,910
11/30/1994            36,367              32,248               31,853
12/31/1994            36,471              32,409               32,063
01/31/1995            37,233              32,932               32,679
02/28/1995            38,322              33,684               33,437
03/31/1995            39,156              33,949               33,661
04/30/1995            40,587              34,559               34,130
05/31/1995            42,764              36,050               35,561
06/30/1995            43,354              36,322               35,845
07/31/1995            43,232              36,237               35,707
08/31/1995            44,131              36,770               36,164
09/30/1995            45,217              37,201               36,531
10/31/1995            45,666              37,697               37,068
11/30/1995            47,035              38,315               37,678
12/31/1995            48,127              38,947               38,233
01/31/1996            49,106              39,262               38,471
02/29/1996            47,618              38,436               37,655
03/31/1996            47,657              38,153               37,338
04/30/1996            47,271              37,909               37,082
05/31/1996            47,789              37,883               37,020
06/30/1996            48,425              38,317               37,514
07/31/1996            48,400              38,412               37,602
08/31/1996            48,804              38,393               37,509
09/30/1996            50,321              39,162               38,176
10/31/1996            52,000              40,102               39,067
11/30/1996            54,024              40,996               39,786
12/31/1996            53,081              40,599               39,343
01/31/1997            53,038              40,728               39,389
02/28/1997            53,810              40,960               39,473
03/31/1997            52,952              40,328               39,003
04/30/1997            53,643              40,924               39,574
05/31/1997            54,822              41,392               39,943
06/30/1997            56,045              42,009               40,423
07/31/1997            58,929              43,462               41,659
08/31/1997            57,638              42,886               41,192
09/30/1997            59,507              43,641               41,839
10/31/1997            59,307              44,084               42,510
11/30/1997            59,623              44,299               42,733
12/31/1997            59,819              44,775               43,182
01/31/1998            60,565              45,346               43,790
02/28/1998            61,218              45,329               43,701
03/31/1998            62,104              45,560               43,836
04/30/1998            62,339              45,755               44,056
05/31/1998            62,339              46,146               44,530
06/30/1998            62,386              46,485               44,983
07/31/1998            61,721              46,448               45,019
08/31/1998            57,288              46,111               45,899
09/30/1998            59,264              47,061               47,211
10/31/1998            59,091              46,481               46,878
11/30/1998            62,703              47,340               47,157
12/31/1998            62,628              47,458               47,272
01/31/1999            63,781              47,871               47,608
02/28/1999            62,628              46,835               46,477
03/31/1999            64,882              47,357               46,707
04/30/1999            67,118              47,697               46,823
05/31/1999            65,568              47,053               46,340
06/30/1999            65,141              46,806               46,196
07/31/1999            64,153              46,570               46,068
08/31/1999            63,554              46,398               46,031
09/30/1999            63,772              46,796               46,446
10/31/1999            63,820              46,888               46,566
11/30/1999            64,432              47,002               46,540
12/31/1999            65,447              46,926               46,257
01/31/2000            65,334              46,788               46,244
02/29/2000            67,322              47,364               46,824
03/31/2000            68,231              47,800               47,501
04/30/2000            66,388              47,220               47,269
05/31/2000            65,462              46,861               47,226
06/30/2000            67,546              48,047               48,190
07/31/2000            67,835              48,253               48,701
08/31/2000            69,370              49,133               49,388
09/30/2000            68,071              49,273               49,574
10/31/2000            66,303              49,114               49,885
11/30/2000            66,002              49,569               50,738
12/31/2000            68,300              50,607               51,739
01/31/2001            70,276              51,831               52,607
02/28/2001            70,461              52,343               53,150
03/31/2001            68,601              52,310               53,394
04/30/2001            67,780              52,023               52,994
05/31/2001            68,664              52,493               53,299
06/30/2001            68,238              52,554               53,554
07/31/2001            69,334              53,746               54,889
08/31/2001            70,688              54,391               55,593
09/30/2001            68,278              53,926               56,105
10/31/2001            69,987              55,069               57,528
11/30/2001            70,578              54,713               56,584
12/31/2001            70,117              54,379               56,138
01/31/2002            70,654              54,676               56,551
02/28/2002            71,057              54,937               57,031
03/31/2002            71,013              54,217               55,874
04/30/2002            72,860              55,047               56,956
05/31/2002            74,228              55,482               57,482
06/30/2002            73,322              55,221               57,970
07/31/2002            71,160              54,944               58,669
08/31/2002            73,950              56,055               59,984
09/30/2002            73,409              56,560               61,274
10/31/2002            74,404              56,156               60,689
11/30/2002            76,820              56,966               60,725
12/31/2002            79,471              58,292               62,334
01/31/2003            81,857              58,678               62,332
02/28/2003            83,955              59,665               63,442
03/31/2003            84,890              59,768               63,359
04/30/2003            88,789              60,974               64,036
05/31/2003            93,129              62,571               65,856
06/30/2003            94,303              62,652               65,593
07/31/2003            90,719              60,517               62,843
08/31/2003            91,615              60,995               63,258
09/30/2003            96,124              62,873               65,261
10/31/2003            97,339              62,624               64,435
11/30/2003            99,617              63,054               64,606
12/31/2003           102,662              63,973               65,244
01/31/2004           103,664              64,555               65,836
02/29/2004           103,972              65,126               66,642
03/31/2004           105,022              65,573               67,253




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Inception date of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial investment minimum of $25,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (d) See page 9 for a description of the indexes. Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES FIXED INCOME FUND

PORTFOLIO REVIEW | The Fund significantly outperformed its benchmark, the Lehman Government/Credit Index, during the 12 months ended September 30, 2004, primarily due to the Fund's exposure to high-yield bonds. The credit cycle continued to improve throughout the year as default rates continued to decline. Investors in search of yield took advantage of this favorable environment for high-yield bonds. We maintained a slight emphasis on the lower-quality rungs of the high- yield market.

Non-dollar-denominated debt, particularly Canadian-dollar debt, which comprised more than 18% of the portfolio, also contributed to the Fund's outperformance. Continued weakness in the U.S. dollar, combined with higher oil prices, led to a stronger Canadian dollar versus the U.S. dollar. In addition, the Fund's performance benefited from exposure to the euro, the New Zealand dollar and the Norwegian krone.

In terms of industries, paper was one of the best-performing areas for the Fund. Led by such names as Georgia Pacific, Fort James and Boise Cascade, these BB-rated bonds benefited from solid demand. On the negative side, airlines were the worst performers, due to excessive debt relative to cash flow. In particular, Delta AirLine's persistent operating losses prompted us to sell the security in September.

In anticipation of higher interest rates later in 2004 and into 2005, we lowered the average maturity and duration (sensitivity to interest rate changes) of the Fund. We reduced duration from 7.15 years to 6.34 years and average maturity from 13.00 years to 11.68 years.

OUTLOOK | Because we expect interest rates to increase in the U.S., we plan to focus on sectors that aren't as susceptible to rate increases, such as investment-grade and high-yield credit, rather than Treasuries. We continue to believe corporate securities offer better return potential than Treasuries, and the credit cycle should continue to strengthen. In addition, we plan to continue investing in foreign-denominated bonds from countries with favorable economic conditions.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in fixed- income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks

 FUND INCEPTION DATE | 1/17/95

 FUND REGISTRATION DATE | 3/7/97

 EXPENSE RATIO | 0.65%

 TOTAL NET ASSETS | $358.7 million
  [PHOTO]

Daniel Fuss
DANIEL FUSS

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                             SINCE        SINCE
                                    1 YEAR 5 YEARS REGISTRATION(a) INCEPTION(a)
 ------------------------------------------------------------------------------
 LOOMIS SAYLES FIXED INCOME FUND    12.56%  11.20%      9.60%         11.37%
 LIPPER BBB RATED FUNDS INDEX(b)     5.25    7.18       6.53           7.49
 LEHMAN GOVERNMENT/ CREDIT INDEX(b)  3.33    7.74       7.32           7.78

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

              Loomis Sayles Fixed    Lipper BBB Rated         Lehman
                  Income Fund           Funds Index    Government/Credit Index
              -------------------    ----------------    -----------------
03/07/1997         $3,000,000            $3,000,000           $3,000,000
03/31/1997          2,973,000             2,953,678            2,964,347
04/30/1997          3,004,810             2,997,311            3,007,699
05/31/1997          3,078,217             3,031,640            3,035,766
06/30/1997          3,144,284             3,076,838            3,072,204
07/31/1997          3,287,715             3,183,224            3,166,196
08/31/1997          3,222,908             3,141,058            3,130,654
09/30/1997          3,317,626             3,196,312            3,179,874
10/31/1997          3,325,104             3,228,775            3,230,813
11/30/1997          3,350,030             3,244,554            3,247,817
12/31/1997          3,351,865             3,279,365            3,281,901
01/31/1998          3,391,800             3,321,218            3,328,168
02/28/1998          3,421,085             3,320,000            3,321,403
03/31/1998          3,471,669             3,336,851            3,331,643
04/30/1998          3,484,981             3,351,142            3,348,386
05/31/1998          3,487,643             3,379,801            3,384,376
06/30/1998          3,490,306             3,404,600            3,418,796
07/31/1998          3,460,085             3,401,952            3,421,524
08/31/1998          3,224,595             3,377,229            3,488,383
09/30/1998          3,336,988             3,446,853            3,588,130
10/31/1998          3,302,200             3,404,340            3,562,792
11/30/1998          3,478,817             3,467,282            3,584,019
12/31/1998          3,475,914             3,475,903            3,592,802
01/31/1999          3,534,333             3,506,149            3,618,327
02/28/1999          3,464,230             3,430,289            3,532,333
03/31/1999          3,578,147             3,468,512            3,549,861
04/30/1999          3,689,142             3,493,388            3,558,681
05/31/1999          3,607,356             3,446,257            3,521,944
06/30/1999          3,586,909             3,428,157            3,510,956
07/31/1999          3,534,333             3,410,857            3,501,240
08/31/1999          3,505,123             3,398,236            3,498,437
09/30/1999          3,531,412             3,427,440            3,529,979
10/31/1999          3,540,174             3,434,173            3,539,135
11/30/1999          3,563,542             3,442,484            3,537,154
12/31/1999          3,606,315             3,436,926            3,515,628
01/31/2000          3,593,793             3,426,846            3,514,656
02/29/2000          3,703,360             3,468,999            3,558,718
03/31/2000          3,744,056             3,500,964            3,610,143
04/30/2000          3,643,880             3,458,490            3,592,540
05/31/2000          3,587,532             3,432,181            3,589,289
06/30/2000          3,700,229             3,519,026            3,662,576
07/31/2000          3,719,012             3,534,106            3,701,369
08/31/2000          3,794,144             3,598,576            3,753,616
09/30/2000          3,740,925             3,608,822            3,767,742
10/31/2000          3,647,011             3,597,158            3,791,362
11/30/2000          3,628,228             3,630,502            3,856,203
12/31/2000          3,744,764             3,706,526            3,932,293
01/31/2001          3,880,199             3,796,186            3,998,256
02/28/2001          3,886,971             3,833,677            4,039,515
03/31/2001          3,795,552             3,831,290            4,058,052
04/30/2001          3,751,536             3,810,278            4,027,631
05/31/2001          3,819,253             3,844,647            4,050,802
06/30/2001          3,802,324             3,849,140            4,070,235
07/31/2001          3,876,813             3,936,445            4,171,664
08/31/2001          3,947,916             3,983,648            4,225,219
09/30/2001          3,802,324             3,949,606            4,264,086
10/31/2001          3,903,900             4,033,352            4,372,280
11/30/2001          3,951,302             4,007,245            4,300,525
12/31/2001          3,920,736             3,982,774            4,266,628
01/31/2002          3,946,677             4,004,551            4,297,983
02/28/2002          3,961,500             4,023,698            4,334,459
03/31/2002          3,976,323             3,970,945            4,246,521
04/30/2002          4,091,203             4,031,699            4,328,778
05/31/2002          4,146,790             4,063,576            4,368,729
06/30/2002          4,083,791             4,044,471            4,405,877
07/31/2002          3,972,617             4,024,217            4,458,946
08/31/2002          4,117,143             4,105,564            4,558,918
09/30/2002          4,057,851             4,142,537            4,656,983
10/31/2002          4,087,497             4,112,979            4,612,473
11/30/2002          4,235,729             4,172,245            4,615,201
12/31/2002          4,372,299             4,269,378            4,737,483
01/31/2003          4,493,192             4,297,661            4,737,334
02/28/2003          4,606,025             4,369,988            4,821,721
03/31/2003          4,654,383             4,377,472            4,815,442
04/30/2003          4,904,228             4,465,808            4,866,904
05/31/2003          5,170,193             4,582,770            5,005,220
06/30/2003          5,238,699             4,588,720            4,985,188
07/31/2003          5,029,151             4,432,351            4,776,201
08/31/2003          5,085,568             4,467,340            4,807,706
09/30/2003          5,335,563             4,604,916            4,959,999
10/31/2003          5,387,800             4,586,679            4,897,214
11/30/2003          5,520,783             4,618,189            4,910,219
12/31/2003          5,690,714             4,685,504            4,958,654
01/31/2004          5,738,136             4,728,143            5,003,688
02/29/2004          5,764,003             4,769,917            5,064,904
03/31/2004          5,824,522             4,802,695            5,111,395


 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

               Loomis Sayles Fixed    Lipper BBB Rated          Lehman
                  Income Fund            Funds Index    Government/Credit Index
               -------------------    ----------------     -----------------
01/17/1995          $3,000,000            $3,000,000           $3,000,000
01/31/1995           3,027,000             3,000,000            3,000,000
02/28/1995           3,096,000             3,068,543            3,069,564
03/31/1995           3,150,000             3,092,644            3,090,149
04/30/1995           3,243,000             3,148,254            3,133,259
05/31/1995           3,414,000             3,284,046            3,264,577
06/30/1995           3,465,000             3,308,853            3,290,669
07/31/1995           3,462,000             3,301,093            3,277,984
08/31/1995           3,531,000             3,349,649            3,319,921
09/30/1995           3,630,000             3,388,917            3,353,642
10/31/1995           3,642,000             3,434,063            3,402,892
11/30/1995           3,732,000             3,490,379            3,458,913
12/31/1995           3,806,832             3,547,988            3,509,879
01/31/1996           3,898,601             3,576,674            3,531,727
02/29/1996           3,787,845             3,501,430            3,456,792
03/31/1996           3,768,859             3,475,600            3,427,765
04/30/1996           3,734,050             3,453,413            3,404,246
05/31/1996           3,768,859             3,451,048            3,398,513
06/30/1996           3,816,325             3,490,593            3,443,881
07/31/1996           3,809,996             3,499,241            3,451,916
08/31/1996           3,860,628             3,497,505            3,443,430
09/30/1996           3,980,730             3,567,498            3,504,642
10/31/1996           4,107,707             3,653,128            3,586,439
11/30/1996           4,263,254             3,734,576            3,652,482
12/31/1996           4,195,748             3,698,449            3,611,764
01/31/1997           4,209,642             3,710,200            3,616,053
02/28/1997           4,268,688             3,731,364            3,623,682
03/31/1997           4,220,061             3,673,749            3,580,616
04/30/1997           4,265,214             3,728,019            3,632,981
05/31/1997           4,369,413             3,770,718            3,666,882
06/30/1997           4,463,193             3,826,934            3,710,896
07/31/1997           4,666,788             3,959,255            3,824,428
08/31/1997           4,574,797             3,906,810            3,781,498
09/30/1997           4,709,246             3,975,534            3,840,950
10/31/1997           4,719,860             4,015,911            3,902,478
11/30/1997           4,755,241             4,035,537            3,923,018
12/31/1997           4,757,846             4,078,834            3,964,187
01/31/1998           4,814,532             4,130,891            4,020,073
02/28/1998           4,856,102             4,129,376            4,011,902
03/31/1998           4,927,904             4,150,335            4,024,271
04/30/1998           4,946,799             4,168,110            4,044,495
05/31/1998           4,950,578             4,203,756            4,087,967
06/30/1998           4,954,357             4,234,601            4,129,542
07/31/1998           4,911,460             4,231,308            4,132,838
08/31/1998           4,577,192             4,200,557            4,213,597
09/30/1998           4,736,729             4,287,155            4,334,081
10/31/1998           4,687,348             4,234,277            4,303,474
11/30/1998           4,938,049             4,312,564            4,329,115
12/31/1998           4,933,929             4,323,287            4,339,723
01/31/1999           5,016,852             4,360,906            4,370,555
02/28/1999           4,917,344             4,266,552            4,266,684
03/31/1999           5,079,044             4,314,095            4,287,855
04/30/1999           5,236,598             4,345,035            4,298,509
05/31/1999           5,120,506             4,286,414            4,254,134
06/30/1999           5,091,483             4,263,900            4,240,863
07/31/1999           5,016,852             4,242,383            4,229,126
08/31/1999           4,975,390             4,226,685            4,225,740
09/30/1999           5,012,706             4,263,008            4,263,840
10/31/1999           5,025,144             4,271,382            4,274,900
11/30/1999           5,058,313             4,281,720            4,272,508
12/31/1999           5,119,028             4,274,806            4,246,506
01/31/2000           5,101,253             4,262,269            4,245,332
02/29/2000           5,256,779             4,314,699            4,298,555
03/31/2000           5,314,546             4,354,457            4,360,670
04/30/2000           5,172,351             4,301,627            4,339,408
05/31/2000           5,092,366             4,268,904            4,335,481
06/30/2000           5,252,336             4,376,922            4,424,004
07/31/2000           5,278,997             4,395,678            4,470,862
08/31/2000           5,385,644             4,475,865            4,533,970
09/30/2000           5,310,102             4,488,608            4,551,034
10/31/2000           5,176,794             4,474,101            4,579,563
11/30/2000           5,150,133             4,515,574            4,657,885
12/31/2000           5,315,552             4,610,131            4,749,794
01/31/2001           5,507,796             4,721,649            4,829,469
02/28/2001           5,517,408             4,768,280            4,879,306
03/31/2001           5,387,643             4,765,312            4,901,696
04/30/2001           5,325,164             4,739,177            4,864,951
05/31/2001           5,421,286             4,781,924            4,892,939
06/30/2001           5,397,256             4,787,513            4,916,413
07/31/2001           5,502,990             4,896,102            5,038,928
08/31/2001           5,603,918             4,954,812            5,103,617
09/30/2001           5,397,256             4,912,471            5,150,564
10/31/2001           5,541,439             5,016,634            5,281,250
11/30/2001           5,608,724             4,984,162            5,194,578
12/31/2001           5,565,337             4,953,725            5,153,634
01/31/2002           5,602,159             4,980,811            5,191,508
02/28/2002           5,623,200             5,004,626            5,235,566
03/31/2002           5,644,240             4,939,012            5,129,347
04/30/2002           5,807,308             5,014,577            5,228,705
05/31/2002           5,886,212             5,054,226            5,276,962
06/30/2002           5,796,788             5,030,464            5,321,833
07/31/2002           5,638,980             5,005,272            5,385,934
08/31/2002           5,844,130             5,106,450            5,506,689
09/30/2002           5,759,966             5,152,437            5,625,142
10/31/2002           5,802,048             5,115,672            5,571,378
11/30/2002           6,012,457             5,189,387            5,574,673
12/31/2002           6,206,313             5,310,199            5,722,378
01/31/2003           6,377,916             5,345,378            5,722,197
02/28/2003           6,538,079             5,435,337            5,824,128
03/31/2003           6,606,720             5,444,646            5,816,544
04/30/2003           6,961,367             5,554,517            5,878,704
05/31/2003           7,338,894             5,699,993            6,045,775
06/30/2003           7,436,136             5,707,393            6,021,579
07/31/2003           7,138,690             5,512,903            5,769,145
08/31/2003           7,218,772             5,556,422            5,807,199
09/30/2003           7,573,418             5,727,537            5,991,153
10/31/2003           7,647,779             5,704,854            5,915,314
11/30/2003           7,836,543             5,744,045            5,931,024
12/31/2003           8,077,754             5,827,772            5,989,528
01/31/2004           8,145,068             5,880,805            6,043,924
02/29/2004           8,181,785             5,932,764            6,117,866
03/31/2004           8,267,459             5,973,533            6,174,023

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 9 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES GLOBAL BOND FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman Global Aggregate Index for the 12 months ended September 30, 2004. The Fund experienced strong gains in the fourth quarter of 2003 and third quarter of 2004, interrupted by significant declines in the second quarter of 2004. Positive factors included individual security selection, country selection, and currency selection. The largest negative factor was the short portfolio duration relative to the index.

   The portfolio had more than 30 individual holdings that enjoyed double digit returns at the individual security level (in local currency terms) while only one security, the Dominican Republic (U.S. dollar pay) suffered double-digit negative returns. The security was sold in December 2003. In particular, the purchase in May of a number of emerging market debt securities during the market's sell-off accounted for the strongest single bond gains in the portfolio. Winners included PDVSA Finance, Endesa, Republic of Brazil, and IMC Global.

   The portfolio's currency strategy boosted excess returns relative to the benchmark, as the portfolio was overweight five currencies that recorded returns greater than 10%.

   Within local markets, the managers have maintained a defensive duration strategy (sensitivity to interest rate changes), which cost the Fund a small amount of performance relative to its benchmark.

OUTLOOK | Looking ahead, our portfolio strategy must respond to a confusing macro picture, low nominal and real yields, tight spreads for credit and largely directionless major currency markets. In response, we are maintaining our modest U.S. dollar underweight, because the current account and budget deficits suggest a potentially weaker dollar at some point. We continue to use corporates and emerging market debt for added income and exposure to upgrade candidates. Nevertheless, we are not spending our "quality budget" as aggressively as we would if spreads were wider.

 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of high current income and capital appreciation

 STRATEGY | Invests primarily in investment- grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities

 FUND INCEPTION DATE | 5/10/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/10/91; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 0.80%; Retail: 1.04%

 TOTAL NET ASSETS | $701.5 million

  [PHOTO]      [PHOTO]

Ken Buntrock David Rolley
KEN BUNTROCK DAVID ROLLEY

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                       SINCE
                                        1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
    ------------------------------------------------------------------------
    LOOMIS SAYLES GLOBAL BOND FUND:
      INSTITUTIONAL                      8.63%  9.44%   10.34%      9.20%
      RETAIL(b)                          8.36   9.18    10.12       9.05
    LIPPER GLOBAL INCOME FUNDS INDEX(c)  6.08   6.65     6.64       6.55
    LEHMAN GLOBAL AGGREGATE INDEX(c)     6.52   6.72     7.10       7.56

 CUMULATIVE PERFORMANCE(d) INCEPTION TO SEPTEMBER 30, 2004(e)

                                    [CHART]

               Loomis         Lipper            Lehman
            Sayles Global  Global Income    Global Aggregate
             Bond Fund      Funds Index        Bond Index
            -------------  --------------   ----------------
05/10/1991     $250,000       $250,000          $250,000
05/31/1991      250,000        251,066           250,774
06/30/1991      239,000        246,761           248,717
07/31/1991      246,500        250,533           253,408
08/31/1991      250,000        254,203           258,608
09/30/1991      263,250        262,445           267,105
10/31/1991      264,522        265,274           270,291
11/30/1991      270,551        265,561           273,610
12/31/1991      292,182        274,664           285,582
01/31/1992      281,656        270,112           281,156
02/29/1992      279,345        271,363           281,156
03/31/1992      277,804        269,907           278,744
04/30/1992      280,366        271,958           280,558
05/31/1992      290,088        277,657           288,502
06/30/1992      301,124        281,819           295,074
07/31/1992      308,778        286,678           301,137
08/31/1992      305,556        288,523           307,532
09/30/1992      296,159        285,099           308,617
10/31/1992      299,887        284,669           301,691
11/30/1992      293,296        281,798           298,836
12/31/1992      294,648        284,341           302,133
01/31/1993      295,219        288,134           307,333
02/28/1993      301,500        294,756           312,179
03/31/1993      308,923        297,769           315,565
04/30/1993      318,372        301,398           320,101
05/31/1993      320,394        304,699           322,269
06/30/1993      309,705        308,615           323,929
07/31/1993      306,224        312,203           324,040
08/31/1993      322,493        319,686           332,293
09/30/1993      329,757        319,460           335,170
10/31/1993      335,557        323,766           335,502
11/30/1993      332,348        321,654           332,515
12/31/1993      337,705        328,768           335,612
01/31/1994      344,117        332,807           339,595
02/28/1994      334,041        321,613           335,325
03/31/1994      325,186        311,608           331,253
04/30/1994      323,057        309,189           330,457
05/31/1994      315,940        306,954           328,598
06/30/1994      304,800        304,330           330,811
07/31/1994      306,702        306,790           335,612
08/31/1994      305,446        306,852           335,214
09/30/1994      303,876        307,672           334,683
10/31/1994      304,818        310,665           338,201
11/30/1994      308,585        309,312           334,816
12/31/1994      308,271        305,089           336,387
01/31/1995      306,388        305,519           343,424
02/28/1995      305,760        309,804           351,898
03/31/1995      299,167        317,841           363,670
04/30/1995      312,666        325,509           369,357
05/31/1995      331,501        336,272           380,731
06/30/1995      327,734        336,006           383,342
07/31/1995      336,524        338,548           385,134
08/31/1995      347,511        337,318           380,443
09/30/1995      354,418        342,956           387,502
10/31/1995      358,499        346,113           392,127
11/30/1995      373,567        352,038           396,796
12/31/1995      381,972        359,234           402,527
01/31/1996      391,026        363,437           400,978
02/29/1996      382,978        357,081           397,327
03/31/1996      384,990        357,370           396,110
04/30/1996      392,368        360,428           394,273
05/31/1996      394,715        361,462           394,649
06/30/1996      403,770        364,980           399,296
07/31/1996      403,099        368,718           404,496
08/31/1996      407,459        372,074           405,293
09/30/1996      419,807        379,145           409,718
10/31/1996      429,923        386,822           418,680
11/30/1996      443,410        396,235           425,230
12/31/1996      439,345        395,240           422,287
01/31/1997      434,009        391,862           415,472
02/28/1997      441,124        392,152           413,524
03/31/1997      437,211        387,279           409,652
04/30/1997      435,076        388,396           410,581
05/31/1997      445,037        393,965           417,861
06/30/1997      454,998        398,752           422,376
07/31/1997      459,979        402,103           424,323
08/31/1997      454,642        400,058           423,349
09/30/1997      463,892        408,578           431,935
10/31/1997      457,488        408,160           439,790
11/30/1997      456,065        408,188           437,400
12/31/1997      449,483        409,529           438,263
01/31/1998      459,361        412,561           442,423
02/28/1998      468,100        416,102           444,857
03/31/1998      462,781        417,855           443,707
04/30/1998      468,860        421,175           449,217
05/31/1998      467,340        420,675           452,359
06/30/1998      457,842        419,410           453,222
07/31/1998      462,021        421,237           455,899
08/31/1998      434,665        406,117           465,458
09/30/1998      453,282        422,772           487,498
10/31/1998      479,119        426,377           493,738
11/30/1998      498,876        430,879           490,750
12/31/1998      497,079        435,448           498,340
01/31/1999      506,938        436,374           496,371
02/28/1999      499,955        425,180           481,612
03/31/1999      516,387        428,577           482,253
04/30/1999      536,517        432,467           481,767
05/31/1999      523,371        423,828           474,752
06/30/1999      517,619        419,835           467,870
07/31/1999      520,084        421,319           475,062
08/31/1999      513,922        420,446           474,309
09/30/1999      517,619        424,241           480,151
10/31/1999      515,565        423,671           479,421
11/30/1999      511,913        421,485           474,177
12/31/1999      516,070        423,495           472,561
01/31/2000      503,022        416,554           464,485
02/29/2000      505,721        420,018           463,622
03/31/2000      511,571        425,040           472,893
04/30/2000      493,573        416,976           461,343
05/31/2000      494,923        416,803           463,467
06/30/2000      507,971        425,915           475,217
07/31/2000      502,572        424,616           470,481
08/31/2000      497,173        424,368           468,401
09/30/2000      491,774        423,763           469,729
10/31/2000      476,476        419,545           465,923
11/30/2000      485,152        425,645           473,933
12/31/2000      514,330        441,175           487,564
01/31/2001      522,456        445,650           489,910
02/28/2001      521,978        444,968           490,728
03/31/2001      509,550        439,889           480,660
04/30/2001      508,116        437,773           480,085
05/31/2001      499,512        438,319           480,992
06/30/2001      505,726        438,514           477,607
07/31/2001      517,198        445,166           488,560
08/31/2001      540,142        454,635           503,275
09/30/2001      529,626        452,898           507,169
10/31/2001      543,488        461,907           511,750
11/30/2001      547,312        456,941           505,797
12/31/2001      540,620        452,193           495,242
01/31/2002      535,840        451,313           490,795
02/28/2002      542,054        453,038           494,092
03/31/2002      543,488        450,254           491,171
04/30/2002      562,608        459,768           505,709
05/31/2002      577,427        466,122           517,038
06/30/2002      593,679        473,334           535,050
07/31/2002      586,509        472,742           539,852
08/31/2002      599,415        480,889           548,659
09/30/2002      606,107        485,188           554,722
10/31/2002      606,585        484,526           553,151
11/30/2002      619,013        487,318           554,589
12/31/2002      650,882        505,008           577,071
01/31/2003      668,920        511,351           583,555
02/28/2003      679,442        519,208           591,100
03/31/2003      683,451        521,022           592,583
04/30/2003      703,994        530,643           600,195
05/31/2003      742,576        550,233           621,526
06/30/2003      736,563        546,477           614,777
07/31/2003      708,504        530,437           596,875
08/31/2003      703,994        529,478           595,504
09/30/2003      748,088        551,861           624,115
10/31/2003      742,576        548,563           620,641
11/30/2003      759,612        554,250           628,739
12/31/2003      789,187        571,725           649,274
01/31/2004      791,272        574,490           651,686
02/29/2004      800,134        577,152           655,049
03/31/2004      805,868        583,736           662,307


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. (c) See page 9 for a description of the indexes.
(d) Performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $250,000.
   High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of these securities and that of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman High Yield Index, for the 12 months ended September 30, 2004, primarily due to our allocations to emerging market securities and convertible bonds. In addition, strong security selection in the high yield sector contributed to excess performance.

Although the emerging markets sector struggled from a sell-off in April and May, the subsequent price declines on emerging market securities presented a good opportunity to reallocate our positions. Through the first nine months of 2004, the emerging markets sector offered the strongest fixed-income performance. Convertible securities also posted solid returns, particularly "busted" convertibles--a convertible security that is trading well below its conversion value--in the technology sector, which performed well as the underlying securities faced credit upgrades.

The Fund's high-yield bonds benefited from continued improvement in credit fundamentals and solid market technical factors. Investors continued to chase yield from lower-rated bonds, which created enough demand to absorb the high level of new issuance in the market. Our positions in the basic materials, energy and building materials sectors advanced strongly, as the recovery in global economic growth boosted demand. On the other hand, the Fund's airline securities suffered under heavy debt loads, persistent operating losses and rising oil prices.

OUTLOOK | We believe the bond market faces a period of transition from an environment of declining yields to one with secular upward pressure on yields. In our opinion, the Federal Reserve Board may pause its cycle of rate hikes in the coming months and evaluate mixed economic data and geopolitical developments. In the short term, this should support the bond market's current levels. Longer term, we believe inflation may rise, placing pressure on Treasuries. We remain comfortable investing in the lower-quality areas of the market, given the solid backdrop of positive credit trends. We expect to continue looking for opportunities in the BB-rated segment and will add to our allocation when we find value.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income (including income-producing preferred and common stocks)

 FUND INCEPTION DATE | 6/5/96

 FUND REGISTRATION DATE | 3/7/97

 EXPENSE RATIO | 0.75%

 TOTAL NET ASSETS | $97.1 million
[PHOTO]

Daniel Fuss
DANIEL FUSS
 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                  SINCE        SINCE
                                         1 YEAR 5 YEARS REGISTRATION(a) INCEPTION(a)
------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL
HIGH INCOME FUND                         18.10%  9.70%       7.41%          7.58%
LIPPER HIGH YIELD BOND FUNDS INDEX(b)    11.62   3.57        3.92           4.91
MERRILL LYNCH U.S. HIGH YIELD MASTER CPO
INDEX(b)                                 12.23   6.61        6.25           7.01
LEHMAN HIGH YIELD INDEX(b)               12.55   6.36        5.81           6.65

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles                               Merrill Lynch           Lehman
                Institutional     Lipper High Yield        U.S. High Yield        High Yield
              High Income Fund     Bond Funds Index        Master CPO Index          Index
              ----------------     ----------------        ----------------     --------------
03/07/1997      $3,000,000             $3,000,000              $3,000,000        $3,000,000
03/31/1997       2,961,300              2,935,019               2,966,681         2,956,675
04/30/1997       2,999,952              2,960,015               3,000,446         2,985,600
05/31/1997       3,089,147              3,038,341               3,060,914         3,051,777
06/30/1997       3,148,611              3,090,391               3,107,516         3,094,100
07/31/1997       3,306,190              3,172,824               3,182,090         3,179,060
08/31/1997       3,303,217              3,180,038               3,176,523         3,171,860
09/30/1997       3,404,306              3,257,060               3,229,138         3,234,719
10/31/1997       3,303,217              3,244,290               3,250,568         3,237,599
11/30/1997       3,318,083              3,267,845               3,281,334         3,268,527
12/31/1997       3,287,773              3,306,367               3,312,470         3,297,202
01/31/1998       3,333,619              3,370,604               3,361,804         3,356,554
02/28/1998       3,399,112              3,402,372               3,375,677         3,376,213
03/31/1998       3,507,176              3,451,685               3,404,768         3,407,893
04/30/1998       3,497,352              3,462,458               3,420,940         3,421,354
05/31/1998       3,402,387              3,458,631               3,444,759         3,433,249
06/30/1998       3,323,795              3,464,701               3,461,817         3,445,583
07/31/1998       3,283,317              3,488,336               3,481,559         3,465,180
08/31/1998       2,784,543              3,222,514               3,331,327         3,273,974
09/30/1998       2,777,937              3,203,193               3,337,971         3,288,812
10/31/1998       2,774,634              3,130,474               3,283,132         3,221,383
11/30/1998       3,042,188              3,314,300               3,432,665         3,355,052
12/31/1998       2,996,069              3,303,951               3,433,804         3,358,746
01/31/1999       3,069,426              3,363,790               3,467,755         3,408,645
02/28/1999       3,050,122              3,350,254               3,441,307         3,388,547
03/31/1999       3,192,975              3,409,321               3,470,961         3,420,853
04/30/1999       3,393,743              3,497,486               3,525,250         3,487,155
05/31/1999       3,297,220              3,431,058               3,500,800         3,439,949
06/30/1999       3,347,412              3,431,561               3,494,230         3,432,623
07/31/1999       3,320,385              3,432,623               3,499,379         3,446,397
08/31/1999       3,250,889              3,397,795               3,465,229         3,408,331
09/30/1999       3,243,167              3,371,317               3,450,553         3,383,789
10/31/1999       3,320,385              3,361,592               3,430,351         3,361,313
11/30/1999       3,397,604              3,420,818               3,469,608         3,400,568
12/31/1999       3,475,165              3,461,999               3,487,812         3,439,072
01/31/2000       3,462,294              3,444,984               3,470,493         3,424,234
02/29/2000       3,569,552              3,469,424               3,473,479         3,430,870
03/31/2000       3,573,842              3,409,362               3,424,908         3,358,746
04/30/2000       3,539,520              3,394,490               3,426,095         3,364,130
05/31/2000       3,458,003              3,334,061               3,388,369         3,329,633
06/30/2000       3,556,681              3,395,777               3,446,365         3,397,437
07/31/2000       3,552,391              3,401,865               3,471,214         3,423,357
08/31/2000       3,672,520              3,419,649               3,513,581         3,446,773
09/30/2000       3,573,842              3,369,326               3,493,063         3,416,658
10/31/2000       3,415,100              3,254,168               3,390,586         3,307,219
11/30/2000       3,183,423              3,072,498               3,284,354         3,176,242
12/31/2000       3,275,908              3,125,800               3,355,578         3,237,598
01/31/2001       3,554,504              3,333,190               3,555,686         3,480,143
02/28/2001       3,549,701              3,343,728               3,611,843         3,526,473
03/31/2001       3,405,599              3,232,797               3,564,047         3,443,454
04/30/2001       3,338,352              3,190,415               3,525,120         3,400,568
05/31/2001       3,400,796              3,224,914               3,592,960         3,461,799
06/30/2001       3,323,942              3,129,947               3,518,853         3,364,693
07/31/2001       3,328,745              3,148,290               3,573,541         3,414,216
08/31/2001       3,352,762              3,162,241               3,608,185         3,454,473
09/30/2001       3,127,003              2,938,954               3,376,727         3,222,322
10/31/2001       3,160,626              3,006,177               3,476,164         3,302,022
11/30/2001       3,290,318              3,101,659               3,589,123         3,422,480
12/31/2001       3,283,593              3,093,281               3,563,787         3,408,519
01/31/2002       3,283,593              3,100,728               3,583,721         3,432,247
02/28/2002       3,177,128              3,045,930               3,549,234         3,384,352
03/31/2002       3,311,610              3,106,216               3,633,556         3,465,805
04/30/2002       3,367,644              3,138,694               3,691,326         3,521,213
05/31/2002       3,334,024              3,107,195               3,671,350         3,501,680
06/30/2002       3,132,301              2,932,255               3,410,362         3,243,483
07/31/2002       2,997,820              2,836,135               3,274,662         3,101,801
08/31/2002       3,059,457              2,884,966               3,356,539         3,190,266
09/30/2002       2,933,717              2,844,823               3,302,730         3,148,381
10/31/2002       2,958,114              2,826,824               3,274,895         3,120,896
11/30/2002       3,214,281              2,989,777               3,471,071         3,314,230
12/31/2002       3,277,017              3,018,826               3,522,999         3,360,560
01/31/2003       3,441,184              3,085,588               3,624,406         3,472,441
02/28/2003       3,504,325              3,126,937               3,671,007         3,515,265
03/31/2003       3,617,978              3,204,996               3,766,099         3,616,378
04/30/2003       3,902,113              3,362,352               3,977,732         3,830,936
05/31/2003       4,047,337              3,402,342               4,020,717         3,870,505
06/30/2003       4,160,991              3,494,011               4,130,333         3,981,822
07/31/2003       4,110,478              3,467,076               4,071,362         3,938,059
08/31/2003       4,154,677              3,513,632               4,124,622         3,983,325
09/30/2003       4,363,112              3,598,950               4,234,794         4,092,200
10/31/2003       4,514,580              3,679,708               4,321,291         4,174,843
11/30/2003       4,647,176              3,722,340               4,380,764         4,238,140
12/31/2003       4,850,466              3,814,498               4,482,198         4,334,119
01/31/2004       4,953,521              3,875,711               4,551,905         4,416,824
02/29/2004       4,926,040              3,868,130               4,550,299         4,405,743
03/31/2004       4,981,083              3,882,885               4,582,307         4,435,669


 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles          Lipper High        Merrill Lynch U.S.     Lehman
                Institutional          Yield Bond            High Yield         High Yield
              High Income Fund         Funds Index        Master CPO Index        Index
              ----------------         -----------        ----------------   ---------------
06/05/1996      $3,000,000              $3,000,000           $3,000,000        $3,000,000
06/30/1996       3,009,000               3,001,875            3,018,021         3,024,817
07/31/1996       2,991,000               3,015,534            3,038,511         3,038,898
08/31/1996       3,033,000               3,064,208            3,069,890         3,071,731
09/30/1996       3,114,000               3,144,098            3,135,756         3,145,762
10/31/1996       3,132,000               3,159,086            3,170,122         3,169,951
11/30/1996       3,222,000               3,213,523            3,234,212         3,233,107
12/31/1996       3,229,079               3,253,122            3,259,099         3,255,623
01/31/1997       3,244,970               3,285,381            3,284,145         3,285,389
02/28/1997       3,219,544               3,340,543            3,330,215         3,340,250
03/31/1997       3,165,514               3,268,186            3,293,228         3,292,011
04/30/1997       3,206,831               3,296,019            3,330,710         3,324,217
05/31/1997       3,302,178               3,383,236            3,397,834         3,397,899
06/30/1997       3,365,743               3,441,195            3,449,565         3,445,023
07/31/1997       3,534,189               3,532,985            3,532,347         3,539,618
08/31/1997       3,531,011               3,541,018            3,526,168         3,531,601
09/30/1997       3,639,070               3,626,784            3,584,574         3,601,589
10/31/1997       3,531,011               3,612,564            3,608,363         3,604,796
11/30/1997       3,546,902               3,638,792            3,642,515         3,639,232
12/31/1997       3,514,502               3,681,687            3,677,079         3,671,159
01/31/1998       3,563,509               3,753,216            3,731,843         3,737,243
02/28/1998       3,633,519               3,788,591            3,747,243         3,759,132
03/31/1998       3,749,035               3,843,501            3,779,536         3,794,405
04/30/1998       3,738,534               3,855,496            3,797,488         3,809,392
05/31/1998       3,637,019               3,851,235            3,823,929         3,822,637
06/30/1998       3,553,007               3,857,994            3,842,865         3,836,370
07/31/1998       3,509,738               3,884,313            3,864,780         3,858,189
08/31/1998       2,976,569               3,588,316            3,698,011         3,645,297
09/30/1998       2,969,507               3,566,802            3,705,387         3,661,818
10/31/1998       2,965,976               3,485,828            3,644,512         3,586,741
11/30/1998       3,251,981               3,690,521            3,810,503         3,735,570
12/31/1998       3,202,681               3,678,996            3,811,768         3,739,683
01/31/1999       3,281,097               3,745,628            3,849,456         3,795,241
02/28/1999       3,260,461               3,730,556            3,820,097         3,772,865
03/31/1999       3,413,166               3,796,327            3,853,014         3,808,835
04/30/1999       3,627,779               3,894,501            3,913,280         3,882,657
05/31/1999       3,524,600               3,820,533            3,886,138         3,830,096
06/30/1999       3,578,253               3,821,093            3,878,846         3,821,940
07/31/1999       3,549,363               3,822,275            3,884,561         3,837,276
08/31/1999       3,475,074               3,783,494            3,846,652         3,794,893
09/30/1999       3,466,819               3,754,010            3,830,360         3,767,567
10/31/1999       3,549,363               3,743,181            3,807,935         3,742,542
11/30/1999       3,631,906               3,809,130            3,851,513         3,786,249
12/31/1999       3,714,816               3,854,985            3,871,721         3,829,120
01/31/2000       3,701,057               3,836,039            3,852,496         3,812,599
02/29/2000       3,815,712               3,863,253            3,855,811         3,819,988
03/31/2000       3,820,298               3,796,373            3,801,893         3,739,684
04/30/2000       3,783,609               3,779,813            3,803,211         3,745,679
05/31/2000       3,696,471               3,712,525            3,761,332         3,707,269
06/30/2000       3,801,954               3,781,245            3,825,712         3,782,764
07/31/2000       3,797,367               3,788,025            3,853,296         3,811,623
08/31/2000       3,925,781               3,807,828            3,900,326         3,837,695
09/30/2000       3,820,298               3,751,792            3,877,551         3,804,165
10/31/2000       3,650,609               3,623,562            3,763,793         3,682,313
11/30/2000       3,402,955               3,421,271            3,645,868         3,536,482
12/31/2000       3,501,818               3,480,622            3,724,932         3,604,797
01/31/2001       3,799,626               3,711,555            3,947,067         3,874,850
02/28/2001       3,794,492               3,723,289            4,009,405         3,926,434
03/31/2001       3,640,453               3,599,766            3,956,348         3,834,000
04/30/2001       3,568,568               3,552,572            3,913,135         3,786,249
05/31/2001       3,635,318               3,590,988            3,988,443         3,854,425
06/30/2001       3,553,164               3,485,241            3,906,178         3,746,306
07/31/2001       3,558,299               3,505,666            3,966,886         3,801,446
08/31/2001       3,583,972               3,521,201            4,005,343         3,846,269
09/30/2001       3,342,644               3,272,568            3,748,409         3,587,788
10/31/2001       3,378,587               3,347,421            3,858,790         3,676,528
11/30/2001       3,517,222               3,453,742            3,984,183         3,810,648
12/31/2001       3,510,033               3,444,413            3,956,058         3,795,103
01/31/2002       3,510,033               3,452,705            3,978,186         3,821,522
02/28/2002       3,396,227               3,391,687            3,939,904         3,768,195
03/31/2002       3,539,982               3,458,816            4,033,506         3,858,886
04/30/2002       3,599,881               3,494,981            4,097,635         3,920,579
05/31/2002       3,563,942               3,459,907            4,075,461         3,898,830
06/30/2002       3,348,308               3,265,108            3,785,746         3,611,349
07/31/2002       3,204,553               3,158,077            3,635,109         3,453,598
08/31/2002       3,270,441               3,212,452            3,725,999         3,552,097
09/30/2002       3,136,029               3,167,752            3,666,266         3,505,461
10/31/2002       3,162,109               3,147,709            3,635,368         3,474,859
11/30/2002       3,435,941               3,329,160            3,853,136         3,690,121
12/31/2002       3,503,004               3,361,506            3,910,781         3,741,705
01/31/2003       3,678,491               3,435,847            4,023,349         3,866,276
02/28/2003       3,745,986               3,481,889            4,075,081         3,913,957
03/31/2003       3,867,478               3,568,810            4,180,639         4,026,537
04/30/2003       4,171,207               3,744,027            4,415,567         4,265,430
05/31/2003       4,326,446               3,788,557            4,463,283         4,309,486
06/30/2003       4,447,937               3,890,632            4,584,965         4,433,429
07/31/2003       4,393,941               3,860,639            4,519,502         4,384,703
08/31/2003       4,441,188               3,912,480            4,578,625         4,435,102
09/30/2003       4,663,922               4,007,482            4,700,924         4,556,326
10/31/2003       4,825,911               4,097,408            4,796,942         4,648,342
11/30/2003       4,967,651               4,144,879            4,862,960         4,718,818
12/31/2003       5,184,960               4,247,498            4,975,559         4,825,682
01/31/2004       5,295,122               4,315,660            5,052,939         4,917,768
02/29/2004       5,265,745               4,307,219            5,051,156         4,905,429
03/31/2004       5,324,498               4,323,648            5,086,688         4,938,750



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
   Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 9 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman Government/Credit Intermediate Index, for the fiscal year, primarily due to our exposure to U.S. credit securities. We significantly emphasized the credit sector, due to our expectations for an improving economy. As the U.S. economy continued to strengthen during the year, corporate credit quality improved, and credit securities advanced strongly. Our overweight in lower-rated investment-grade securities, particularly those rated BBB, was another key contributor to performance.

   In terms of industries, the Fund's holdings in the automotive area generated solid results. Ratings agencies put off downgrading the auto industry, thus keeping the industry's bond ratings favorable throughout the year. The Fund's oil and gas securities also were positive contributors due to higher energy prices. In addition, the telecom/wireline industry boosted Fund performance. This industry performed well across the board, as companies continued to offer more robust services and better pricing.

The only negative influence on relative performance came from our underweighting of U.S. agency securities. Nevertheless, the impact on the Fund was minimal.

OUTLOOK | Once evidence accumulates that the economy is growing at a healthy rate on a sustainable basis, yields are likely to rise. We expect rates to rise in 2005, but the Federal Reserve may be restrained by lower-than-expected economic growth and inflation. In this environment, we believe the 10-year Treasury yield may move slightly higher in the fourth quarter.

   We continue to favor the corporate sectors, with an emphasis on lower-quality securities. With a healthy economy and good profits, corporate debt should perform well. But much of this good news already may be priced into the tighter spreads now available on investment-grade corporate securities. We expect corporate returns to be better than those available from government bonds, but issue selection likely will be more important going forward.
 KEY FUND FACTS

 OBJECTIVE | Above-average total return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in investment-grade fixed-income securities. The Fund's weighted average duration generally is two to five years

 FUND INCEPTION DATE | 1/28/98

 EXPENSE RATIO | 0.45%

 TOTAL NET ASSETS | $31.1 million
[PHOTO]

Steven Kaseta
STEVEN KASETA
 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                            SINCE
                                                      1 YEAR 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND  3.57%  6.95%      6.03%
LIPPER INTERMEDIATE INVESTMENT GRADE INDEX(b)          3.63   7.04       6.10
LEHMAN GOVERNMENT/CREDIT INTERMEDIATE INDEX(b)         2.65   7.13       6.43

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                  Loomis Sayles             Lipper             Lehman Government
              Intermediate Duration       Intermediate       Credit Intermediate
                Fixed Income Fund     Investment Grade Index        Index
            -----------------------   ----------------------  ------------------
01/28/1998           $2,000,000               $2,000,000          $2,000,000
01/31/1998            2,008,000                2,000,000           2,000,000
02/28/1998            2,008,000                1,997,109           1,998,476
03/31/1998            2,016,032                2,004,485           2,004,896
04/30/1998            2,024,096                2,013,850           2,014,941
05/31/1998            2,036,265                2,032,011           2,029,721
06/30/1998            2,042,345                2,048,200           2,042,676
07/31/1998            2,050,490                2,052,391           2,049,881
08/31/1998            2,029,932                2,080,194           2,082,096
09/30/1998            2,038,150                2,126,828           2,134,402
10/31/1998            2,042,289                2,109,620           2,132,300
11/30/1998            2,060,991                2,120,139           2,132,139
12/31/1998            2,064,255                2,129,212           2,140,706
01/31/1999            2,083,375                2,142,422           2,152,461
02/28/1999            2,064,256                2,104,181           2,120,823
03/31/1999            2,092,076                2,120,746           2,136,642
04/30/1999            2,115,727                2,127,865           2,143,200
05/31/1999            2,085,445                2,106,194           2,126,712
06/30/1999            2,092,069                2,099,075           2,128,190
07/31/1999            2,087,661                2,091,677           2,126,319
08/31/1999            2,083,183                2,089,448           2,127,936
09/30/1999            2,111,806                2,112,442           2,147,796
10/31/1999            2,118,536                2,115,656           2,153,338
11/30/1999            2,129,662                2,118,141           2,155,994
12/31/1999            2,131,902                2,108,404           2,148,950
01/31/2000            2,125,129                2,100,909           2,141,099
02/29/2000            2,145,495                2,123,716           2,158,742
03/31/2000            2,166,018                2,149,930           2,181,257
04/30/2000            2,154,533                2,136,614           2,176,315
05/31/2000            2,145,363                2,132,737           2,179,710
06/30/2000            2,191,723                2,177,898           2,218,160
07/31/2000            2,212,688                2,196,489           2,235,041
08/31/2000            2,233,727                2,226,945           2,261,437
09/30/2000            2,257,277                2,241,699           2,282,013
10/31/2000            2,254,900                2,249,600           2,292,405
11/30/2000            2,278,724                2,285,400           2,323,557
12/31/2000            2,320,524                2,331,570           2,366,372
01/31/2001            2,373,581                2,372,538           2,405,214
02/28/2001            2,395,444                2,395,339           2,427,938
03/31/2001            2,417,343                2,404,648           2,446,551
04/30/2001            2,419,775                2,391,713           2,440,085
05/31/2001            2,446,848                2,406,442           2,453,825
06/30/2001            2,454,168                2,415,292           2,462,993
07/31/2001            2,496,428                2,473,884           2,514,144
08/31/2001            2,526,418                2,501,127           2,539,293
09/30/2001            2,551,531                2,520,379           2,576,334
10/31/2001            2,584,337                2,571,754           2,619,056
11/30/2001            2,579,401                2,539,460           2,592,822
12/31/2001            2,554,542                2,523,138           2,578,458
01/31/2002            2,557,110                2,541,344           2,591,852
02/28/2002            2,559,708                2,565,908           2,612,451
03/31/2002            2,533,827                2,521,383           2,572,731
04/30/2002            2,546,778                2,566,865           2,615,246
05/31/2002            2,572,936                2,587,935           2,641,364
06/30/2002            2,541,367                2,586,266           2,664,203
07/31/2002            2,515,092                2,596,536           2,695,748
08/31/2002            2,575,921                2,646,576           2,735,907
09/30/2002            2,577,815                2,675,453           2,784,887
10/31/2002            2,569,901                2,665,193           2,773,964
11/30/2002            2,604,861                2,677,862           2,771,586
12/31/2002            2,660,063                2,732,357           2,832,067
01/31/2003            2,670,954                2,740,900           2,831,928
02/28/2003            2,717,521                2,779,984           2,871,787
03/31/2003            2,725,843                2,780,258           2,874,766
04/30/2003            2,767,260                2,812,755           2,896,727
05/31/2003            2,828,223                2,865,211           2,954,922
06/30/2003            2,839,303                2,864,516           2,952,959
07/31/2003            2,766,570                2,767,930           2,872,734
08/31/2003            2,775,025                2,788,989           2,879,523
09/30/2003            2,853,907                2,863,977           2,952,382
10/31/2003            2,836,942                2,843,761           2,924,578
11/30/2003            2,845,408                2,851,270           2,928,550
12/31/2003            2,879,701                2,880,270           2,954,137
01/31/2004            2,902,635                2,903,172           2,973,535
02/29/2004            2,931,153                2,931,372           3,003,879
03/31/2004            2,954,302                2,952,490           3,027,250


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
   Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $2,000,000.
   High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

PORTFOLIO REVIEW | The Fund's exposure to high-yield, Canadian and international securities helped it significantly outperform both the Lipper and Lehman Indexes for the 12-months ended September 30, 2004. These top-performing areas are not represented in the Lehman Government/Credit Index, which gave the Fund a strong performance advantage. The Fund's agency sector was the only area that generated negative performance for the year, but the impact was minor, because the Fund was significantly underweighted in agencies.

We continued to overweight the credit sectors during the year. This remained our primary strategy to combat rising interest rates and to capture the cyclical improvements in credit quality. In the investment-grade universe, we shifted from a moderate overweight position to a neutral posture. This move was based on our yield curve expectations and the slight possibility of a weaker economy and lower yields. We plan to maintain our emphasis on BBB-rated securities, and we will consider shifting some exposure from cyclicals to financials.

We maintained exposure to the lower-quality areas of the high-yield market, which are generally less interest-rate sensitive. The overall strengthening economy was good for corporate credit quality and credit fundamentals, and default rates continued to decline. Looking ahead, we will continue to monitor default trends and reduce the Fund's high-yield exposure if those trends appear to be bottoming.

OUTLOOK | As we examine the war in Iraq, the world economic outlook, worldwide central bank policy, and corporate earnings, we note there is a tremendous amount of leverage in the bond market. This leverage is due to the Federal Reserve maintaining historically low short-term rates relative to longer-term rates, spurring a preponderance of borrowing short and investing long. Trouble may arise if short-term rates rise too quickly, which may create a rush to sell more interest-rate-sensitive securities. We believe interest rates will rise, but in a modest fashion. In this anticipated environment, we favor corporate bonds over Treasuries due to their yield advantages, lack of new issuance and coupon reinvestment.
 KEY FUND FACTS

 OBJECTIVE | Above-average total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks

 FUND INCEPTION DATE | 7/1/94

 FUND REGISTRATION DATE | 3/7/97

 EXPENSE RATIO | 0.55%

 TOTAL NET ASSETS | $177.1 million

  [PHOTO]      [PHOTO]

Daniel Fuss Steven Kaseta
DANIEL FUSS STEVEN KASETA

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                  SINCE        SINCE
                                1 YEAR 5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE
FIXED INCOME FUND               11.14%  12.26%  11.43%       9.97%         11.20%
LIPPER BBB RATED FUNDS INDEX(b)  5.25    7.18    7.39        6.53           7.28
LEHMAN GOVERNMENT/ CREDIT
INDEX(b)                         3.33    7.74    7.76        7.32           7.61

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles         Lipper
               Investment Grade      BBB Rated           Lehman
                 Fixed Income          Funds         Government/Credit
                     Fund              Index              Index
                  ----------           -----        ------------------
03/07/1997        $3,000,000       $3,000,000          $3,000,000
03/31/1997         2,951,400        2,953,678           2,964,347
04/30/1997         2,995,182        2,997,311           3,007,699
05/31/1997         3,044,615        3,031,640           3,035,766
06/30/1997         3,101,885        3,076,838           3,072,204
07/31/1997         3,260,168        3,183,224           3,166,196
08/31/1997         3,167,643        3,141,058           3,130,654
09/30/1997         3,252,854        3,196,312           3,179,874
10/31/1997         3,282,319        3,228,775           3,230,813
11/30/1997         3,287,720        3,244,554           3,247,817
12/31/1997         3,303,667        3,279,365           3,281,901
01/31/1998         3,339,535        3,321,218           3,328,168
02/28/1998         3,358,919        3,320,000           3,321,403
03/31/1998         3,394,915        3,336,851           3,331,643
04/30/1998         3,403,229        3,351,142           3,348,386
05/31/1998         3,425,786        3,379,801           3,384,376
06/30/1998         3,428,622        3,404,600           3,418,796
07/31/1998         3,385,307        3,401,952           3,421,524
08/31/1998         3,207,696        3,377,229           3,488,383
09/30/1998         3,302,636        3,446,853           3,588,130
10/31/1998         3,273,879        3,404,340           3,562,792
11/30/1998         3,393,479        3,467,282           3,584,019
12/31/1998         3,413,796        3,475,903           3,592,802
01/31/1999         3,479,586        3,506,149           3,618,327
02/28/1999         3,425,658        3,430,289           3,532,333
03/31/1999         3,513,163        3,468,512           3,549,861
04/30/1999         3,598,183        3,493,388           3,558,681
05/31/1999         3,530,930        3,446,257           3,521,944
06/30/1999         3,495,829        3,428,157           3,510,956
07/31/1999         3,447,755        3,410,857           3,501,240
08/31/1999         3,433,465        3,398,236           3,498,437
09/30/1999         3,459,850        3,427,440           3,529,979
10/31/1999         3,449,281        3,434,173           3,539,135
11/30/1999         3,472,822        3,442,484           3,537,154
12/31/1999         3,498,594        3,436,926           3,515,628
01/31/2000         3,496,968        3,426,846           3,514,656
02/29/2000         3,598,718        3,468,999           3,558,718
03/31/2000         3,652,339        3,500,964           3,610,143
04/30/2000         3,562,283        3,458,490           3,592,540
05/31/2000         3,537,856        3,432,181           3,589,289
06/30/2000         3,639,156        3,519,026           3,662,576
07/31/2000         3,684,125        3,534,106           3,701,369
08/31/2000         3,756,093        3,598,576           3,753,616
09/30/2000         3,727,519        3,608,822           3,767,742
10/31/2000         3,661,359        3,597,158           3,791,362
11/30/2000         3,717,629        3,630,502           3,856,203
12/31/2000         3,814,737        3,706,526           3,932,293
01/31/2001         3,903,195        3,796,186           3,998,256
02/28/2001         3,943,552        3,833,677           4,039,515
03/31/2001         3,903,044        3,831,290           4,058,052
04/30/2001         3,890,926        3,810,278           4,027,631
05/31/2001         3,949,478        3,844,647           4,050,802
06/30/2001         3,965,059        3,849,140           4,070,235
07/31/2001         4,067,298        3,936,445           4,171,664
08/31/2001         4,173,705        3,983,648           4,225,219
09/30/2001         4,063,598        3,949,606           4,264,086
10/31/2001         4,196,838        4,033,352           4,372,280
11/30/2001         4,199,181        4,007,245           4,300,525
12/31/2001         4,166,308        3,982,774           4,266,628
01/31/2002         4,203,690        4,004,551           4,297,983
02/28/2002         4,233,646        4,023,698           4,334,459
03/31/2002         4,203,591        3,970,945           4,246,521
04/30/2002         4,332,135        4,031,699           4,328,778
05/31/2002         4,431,033        4,063,576           4,368,729
06/30/2002         4,434,635        4,044,471           4,405,877
07/31/2002         4,350,266        4,024,217           4,458,946
08/31/2002         4,465,725        4,105,564           4,558,918
09/30/2002         4,484,990        4,142,537           4,656,983
10/31/2002         4,415,310        4,112,979           4,612,473
11/30/2002         4,532,220        4,172,245           4,615,201
12/31/2002         4,688,978        4,269,378           4,737,483
01/31/2003         4,785,046        4,297,661           4,737,334
02/28/2003         4,917,907        4,369,988           4,821,721
03/31/2003         4,922,214        4,377,472           4,815,442
04/30/2003         5,141,371        4,465,808           4,866,904
05/31/2003         5,467,047        4,582,770           5,005,220
06/30/2003         5,511,827        4,588,720           4,985,188
07/31/2003         5,224,202        4,432,351           4,776,201
08/31/2003         5,269,649        4,467,340           4,807,706
09/30/2003         5,550,744        4,604,916           4,959,999
10/31/2003         5,563,237        4,586,679           4,897,214
11/30/2003         5,704,832        4,618,189           4,910,219
12/31/2003         5,851,914        4,685,504           4,958,654
01/31/2004         5,893,220        4,728,143           5,003,688
02/29/2004         5,956,281        4,769,917           5,064,904
03/31/2004         6,026,410        4,802,695           5,111,395


 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

              Loomis Sayles Investment Lipper BBB Rated   Lehman Government/
              Grade Fixed Income Fund     Funds Index        Credit Index
              ------------------------ ----------------  -------------------
07/01/1994            $3,000,000          $3,000,000        $3,000,000
07/31/1994             3,036,000           3,051,324         3,059,957
08/31/1994             3,093,000           3,063,344         3,061,210
09/30/1994             3,023,466           3,021,035         3,014,850
10/31/1994             2,996,151           3,011,419         3,011,509
11/30/1994             2,974,640           3,003,366         3,006,126
12/31/1994             2,992,169           3,018,390         3,025,941
01/31/1995             3,045,697           3,067,070         3,084,042
02/28/1995             3,171,917           3,137,145         3,155,555
03/31/1995             3,225,922           3,161,786         3,176,716
04/30/1995             3,315,256           3,218,639         3,221,034
05/31/1995             3,485,329           3,357,467         3,356,031
06/30/1995             3,546,585           3,382,828         3,382,854
07/31/1995             3,523,647           3,374,895         3,369,814
08/31/1995             3,589,161           3,424,537         3,412,926
09/30/1995             3,680,908           3,464,682         3,447,591
10/31/1995             3,730,417           3,510,838         3,498,221
11/30/1995             3,826,600           3,568,413         3,555,811
12/31/1995             3,896,757           3,627,309         3,608,204
01/31/1996             3,964,349           3,656,637         3,630,665
02/29/1996             3,872,852           3,579,711         3,553,630
03/31/1996             3,872,838           3,553,303         3,523,791
04/30/1996             3,841,991           3,530,620         3,499,613
05/31/1996             3,862,358           3,528,202         3,493,719
06/30/1996             3,921,392           3,568,631         3,540,358
07/31/1996             3,931,886           3,577,472         3,548,618
08/31/1996             3,956,008           3,575,697         3,539,893
09/30/1996             4,079,322           3,647,255         3,602,821
10/31/1996             4,249,717           3,734,800         3,686,909
11/30/1996             4,399,452           3,818,069         3,754,802
12/31/1996             4,321,727           3,781,134         3,712,943
01/31/1997             4,314,607           3,793,148         3,717,352
02/28/1997             4,358,828           3,814,785         3,725,195
03/31/1997             4,269,902           3,755,882         3,680,923
04/30/1997             4,333,243           3,811,365         3,734,754
05/31/1997             4,404,759           3,855,019         3,769,606
06/30/1997             4,487,615           3,912,492         3,814,852
07/31/1997             4,716,609           4,047,771         3,931,565
08/31/1997             4,582,750           3,994,153         3,887,432
09/30/1997             4,706,028           4,064,414         3,948,549
10/31/1997             4,748,656           4,105,694         4,011,802
11/30/1997             4,756,470           4,125,758         4,032,917
12/31/1997             4,779,541           4,170,023         4,075,239
01/31/1998             4,831,433           4,223,244         4,132,691
02/28/1998             4,859,476           4,221,695         4,124,291
03/31/1998             4,911,553           4,243,123         4,137,007
04/30/1998             4,923,581           4,261,294         4,157,797
05/31/1998             4,956,214           4,297,737         4,202,487
06/30/1998             4,960,317           4,329,272         4,245,227
07/31/1998             4,897,652           4,325,905         4,248,615
08/31/1998             4,640,695           4,294,467         4,331,636
09/30/1998             4,778,048           4,383,000         4,455,495
10/31/1998             4,736,445           4,328,941         4,424,032
11/30/1998             4,909,475           4,408,978         4,450,391
12/31/1998             4,938,869           4,419,940         4,461,296
01/31/1999             5,034,050           4,458,400         4,492,992
02/28/1999             4,956,029           4,361,937         4,386,210
03/31/1999             5,082,627           4,410,543         4,407,975
04/30/1999             5,205,627           4,442,175         4,418,927
05/31/1999             5,108,331           4,382,243         4,373,309
06/30/1999             5,057,549           4,359,227         4,359,666
07/31/1999             4,987,998           4,337,228         4,347,600
08/31/1999             4,967,325           4,321,180         4,344,120
09/30/1999             5,005,497           4,358,314         4,383,287
10/31/1999             4,990,206           4,366,876         4,394,656
11/30/1999             5,024,264           4,377,445         4,392,197
12/31/1999             5,061,549           4,370,377         4,365,467
01/31/2000             5,059,197           4,357,560         4,364,260
02/29/2000             5,206,402           4,411,161         4,418,974
03/31/2000             5,283,977           4,451,808         4,482,829
04/30/2000             5,153,690           4,397,798         4,460,972
05/31/2000             5,118,351           4,364,343         4,456,934
06/30/2000             5,264,906           4,474,775         4,547,938
07/31/2000             5,329,963           4,493,951         4,596,108
08/31/2000             5,434,083           4,575,930         4,660,984
09/30/2000             5,392,744           4,588,958         4,678,526
10/31/2000             5,297,027           4,574,126         4,707,855
11/30/2000             5,378,436           4,616,527         4,788,370
12/31/2000             5,518,925           4,713,198         4,882,854
01/31/2001             5,646,900           4,827,209         4,964,762
02/28/2001             5,705,286           4,874,883         5,015,995
03/31/2001             5,646,682           4,871,848         5,039,012
04/30/2001             5,629,150           4,845,129         5,001,237
05/31/2001             5,713,860           4,888,832         5,030,009
06/30/2001             5,736,401           4,894,546         5,054,141
07/31/2001             5,884,315           5,005,563         5,180,088
08/31/2001             6,038,258           5,065,585         5,246,589
09/30/2001             5,878,962           5,022,297         5,294,852
10/31/2001             6,071,724           5,128,789         5,429,199
11/30/2001             6,075,114           5,095,591         5,340,098
12/31/2001             6,027,556           5,064,474         5,298,007
01/31/2002             6,081,638           5,092,165         5,336,942
02/28/2002             6,124,977           5,116,512         5,382,235
03/31/2002             6,081,495           5,049,431         5,273,041
04/30/2002             6,267,464           5,126,686         5,375,182
05/31/2002             6,410,544           5,167,222         5,424,790
06/30/2002             6,415,754           5,142,928         5,470,918
07/31/2002             6,293,696           5,117,173         5,536,816
08/31/2002             6,460,734           5,220,613         5,660,953
09/30/2002             6,488,606           5,267,628         5,782,724
10/31/2002             6,387,797           5,230,042         5,727,454
11/30/2002             6,556,935           5,305,405         5,730,842
12/31/2002             6,783,722           5,428,918         5,882,684
01/31/2003             6,922,708           5,464,883         5,882,499
02/28/2003             7,114,923           5,556,853         5,987,285
03/31/2003             7,121,155           5,566,370         5,979,488
04/30/2003             7,438,216           5,678,697         6,043,390
05/31/2003             7,909,384           5,827,426         6,215,141
06/30/2003             7,974,169           5,834,991         6,190,267
07/31/2003             7,558,051           5,636,153         5,930,762
08/31/2003             7,623,802           5,680,645         5,969,882
09/30/2003             8,030,652           5,855,587         6,158,989
10/31/2003             8,048,546           5,832,396         6,081,026
11/30/2003             8,253,397           5,872,464         6,097,176
12/31/2003             8,466,186           5,958,062         6,157,319
01/31/2004             8,525,945           6,012,281         6,213,239
02/29/2004             8,617,178           6,065,401         6,289,253
03/31/2004             8,718,831           6,107,081         6,346,983


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
   Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 9 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND*

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Lehman U.S. Government Bond Index, for the 12 months ended September 30, 2004. As the yield curve flattened during the period, the Fund's exposure to intermediate securities hampered performance.

The Fund's longer duration (sensitivity to interest rate changes) was a positive influence in a flattening-yield-curve environment. For example, investments in lower-coupon 30-year mortgage securities boosted relative performance because they provided the longest duration in the mortgage sector. Overall, declining mortgage prepayments and higher yields relative to Treasury securities helped the mortgage sector perform well. The Fund was over-weighted in mortgages, which helped relative performance. In addition, the Fund's overweight to longer-term U.S. Treasury Inflation Protected Securities (TIPS) enhanced performance, as investor interest in these securities heightened and overall inflation expectations grew*.

We increased the Fund's duration as the year progressed, from 6.73 years at the beginning of the year to 6.95 years at the end of the fiscal year. We purchased lower-coupon 30-year mortgages due to their attractive valuations and their ability to best maintain their duration during various interest-rate environments.

OUTLOOK | Typically, when the yield curve flattens considerably, as it did this fiscal year, interest rates rise across the curve. This time, the increase in rates primarily was contained to the short- to intermediate-area of the yield curve. Given this market action and our forecast for the Federal Reserve to continue raising short-term interest rates, we may reduce the Fund's duration and adjust the portfolio's maturity structure to a "barbell," focusing on maturities at the short and long ends of our range. We also may increase exposure to mortgage securities, particularly if volatility remains moderate and the Federal Reserve continues its mission to gradually increase interest rates.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in U.S. government securities and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities

 FUND INCEPTION DATE | 5/21/91

 EXPENSE RATIO | 0.50%

 TOTAL NET ASSETS | $7.4 million

 [PHOTO]   [PHOTO]

John Hyll Cliff Rowe
JOHN HYLL CLIFF ROWE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                             SINCE
                                              1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
----------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND  2.33%  8.11%    8.37%      8.53%
LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX(b)  2.50   6.37     6.50       6.35
LEHMAN U.S. GOVERNMENT BOND INDEX(b)           2.53   7.24     7.44       7.44

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles            Lipper General     Lehman Brothers
               U.S. Government          U.S. Government     U.S. Government
               Securities Fund            Funds Index            Index
               ---------------           --------------        ----------
05/21/1991       $250,000
05/31/1991        250,750                   $250,000            $250,000
06/30/1991        250,000                    249,372             249,645
07/31/1991        253,750                    252,764             252,608
08/31/1991        260,750                    258,360             258,465
09/30/1991        268,000                    263,608             263,886
10/31/1991        270,039                    265,925             266,196
11/30/1991        272,828                    267,684             268,866
12/31/1991        288,219                    276,826             278,026
01/31/1992        278,317                    272,066             273,698
02/29/1992        282,331                    273,546             274,767
03/31/1992        278,585                    271,885             273,161
04/30/1992        277,242                    273,350             274,882
05/31/1992        285,677                    278,221             279,953
06/30/1992        290,574                    281,864             283,965
07/31/1992        301,742                    287,573             291,121
08/31/1992        304,505                    289,945             293,834
09/30/1992        310,860                    292,904             297,990
10/31/1992        303,365                    289,038             293,690
11/30/1992        304,488                    289,261             293,259
12/31/1992        313,449                    293,714             298,119
01/31/1993        320,647                    298,585             304,451
02/28/1993        331,146                    303,023             310,548
03/31/1993        331,446                    304,112             311,588
04/30/1993        334,058                    305,982             313,985
05/31/1993        334,667                    306,163             313,640
06/30/1993        346,848                    311,802             320,599
07/31/1993        352,103                    313,505             322,555
08/31/1993        364,778                    318,809             329,754
09/30/1993        366,015                    319,144             331,015
10/31/1993        366,605                    319,967             332,266
11/30/1993        361,283                    316,506             328,623
12/31/1993        362,722                    318,153             329,893
01/31/1994        372,023                    322,270             334,409
02/28/1994        358,933                    316,213             327,329
03/31/1994        343,777                    308,215             319,967
04/30/1994        338,187                    304,670             317,450
05/31/1994        336,086                    303,526             317,043
06/30/1994        334,336                    302,228             316,314
07/31/1994        344,330                    307,252             322,128
08/31/1994        343,974                    307,308             322,191
09/30/1994        334,003                    302,646             317,652
10/31/1994        332,273                    301,753             317,412
11/30/1994        333,723                    300,944             316,832
12/31/1994        340,051                    303,065             318,759
01/31/1995        348,902                    308,411             324,693
02/28/1995        356,648                    315,291             331,681
03/31/1995        359,229                    316,757             333,762
04/30/1995        364,061                    320,665             338,123
05/31/1995        382,432                    332,305             351,760
06/30/1995        385,432                    334,315             354,459
07/31/1995        383,810                    333,129             353,155
08/31/1995        391,425                    337,023             357,306
09/30/1995        397,136                    340,177             360,747
10/31/1995        402,883                    344,671             366,240
11/30/1995        410,229                    349,542             371,949
12/31/1995        418,369                    354,413             377,222
01/31/1996        418,762                    356,214             379,537
02/29/1996        404,213                    348,914             371,805
03/31/1996        398,708                    345,978             368,699
04/30/1996        393,642                    343,606             366,346
05/31/1996        391,644                    342,321             365,732
06/30/1996        398,837                    346,298             370,454
07/31/1996        399,810                    346,969             371,369
08/31/1996        394,934                    346,060             370,540
09/30/1996        405,905                    351,874             376,690
10/31/1996        420,662                    359,494             384,977
11/30/1996        432,221                    365,815             391,673
12/31/1996        423,887                    362,059             387,676
01/31/1997        422,626                    362,835             388,107
02/28/1997        422,626                    363,600             388,639
03/31/1997        413,374                    359,308             384,527
04/30/1997        423,598                    364,617             390,077
05/31/1997        428,300                    367,661             393,442
06/30/1997        435,139                    372,001             397,857
07/31/1997        455,389                    382,266             409,149
08/31/1997        447,575                    378,282             405,104
09/30/1997        457,560                    384,052             411,196
10/31/1997        466,729                    389,689             418,309
11/30/1997        472,018                    391,105             420,452
12/31/1997        477,892                    395,067             424,847
01/31/1998        485,038                    400,067             431,203
02/28/1998        483,251                    399,311             430,033
03/31/1998        484,144                    400,305             431,251
04/30/1998        487,248                    401,849             433,192
05/31/1998        493,129                    405,602             437,640
06/30/1998        499,010                    409,045             442,616
07/31/1998        499,721                    409,645             443,301
08/31/1998        511,193                    417,682             454,834
09/30/1998        523,583                    427,123             467,095
10/31/1998        519,617                    423,959             465,503
11/30/1998        523,329                    424,898             465,661
12/31/1998        522,239                    426,061             466,702
01/31/1999        526,953                    428,489             469,410
02/28/1999        511,870                    419,250             458,246
03/31/1999        511,870                    421,391             460,044
04/30/1999        514,543                    422,488             461,089
05/31/1999        508,326                    417,841             457,043
06/30/1999        503,544                    415,688             456,113
07/31/1999        500,897                    413,320             455,452
08/31/1999        499,437                    412,209             455,447
09/30/1999        505,278                    417,260             459,143
10/31/1999        507,115                    417,910             459,881
11/30/1999        504,649                    417,543             459,248
12/31/1999        498,960                    414,722             456,276
01/31/2000        501,468                    413,447             456,914
02/29/2000        513,503                    418,703             463,418
03/31/2000        527,544                    425,001             471,552
04/30/2000        525,153                    423,414             470,249
05/31/2000        523,114                    422,966             470,551
06/30/2000        535,350                    431,478             478,943
07/31/2000        540,707                    434,818             483,579
08/31/2000        551,604                    441,517             490,730
09/30/2000        551,086                    443,171             492,130
10/31/2000        558,923                    446,719             496,837
11/30/2000        574,200                    455,321             506,605
12/31/2000        587,047                    464,030             516,704
01/31/2001        589,715                    469,203             521,905
02/28/2001        597,187                    473,783             527,839
03/31/2001        594,846                    474,979             529,689
04/30/2001        583,480                    470,924             524,283
05/31/2001        585,104                    473,136             526,013
06/30/2001        587,759                    474,704             528,434
07/31/2001        606,418                    485,768             541,121
08/31/2001        614,101                    491,201             547,841
09/30/2001        621,992                    498,126             557,375
10/31/2001        647,561                    510,153             571,760
11/30/2001        623,104                    499,787             558,933
12/31/2001        614,504                    495,001             554,068
01/31/2002        621,269                    499,397             557,658
02/28/2002        629,726                    504,679             562,806
03/31/2002        613,750                    494,231             550,564
04/30/2002        630,878                    505,173             563,683
05/31/2002        636,587                    508,304             567,062
06/30/2002        645,428                    513,487             574,995
07/31/2002        660,479                    522,645             587,620
08/31/2002        680,160                    531,715             599,263
09/30/2002        699,259                    540,634             613,317
10/31/2002        689,303                    537,134             608,385
11/30/2002        683,298                    534,026             603,146
12/31/2002        701,842                    544,369             617,760
01/31/2003        702,451                    543,648             616,212
02/28/2003        718,305                    550,757             626,153
03/31/2003        713,736                    548,775             624,365
04/30/2003        714,356                    551,385             627,260
05/31/2003        734,801                    560,846             643,543
06/30/2003        730,424                    558,137             640,173
07/31/2003        697,421                    537,466             613,710
08/31/2003        704,893                    540,499             617,142
09/30/2003        729,266                    554,387             635,083
10/31/2003        715,435                    548,383             626,043
11/30/2003        716,843                    549,500             626,762
12/31/2003        722,856                    553,779             632,317
01/31/2004        729,427                    557,832             637,552
02/29/2004        738,627                    563,509             645,187
03/31/2004        743,885                    567,283             650,867


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
   Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.
   Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.
* Effective December 15, 2004, the Fund's name and investment strategy will change. The Fund will be named the Loomis Sayles Inflation Protected Securities Fund, and its strategy will emphasize inflation-protected debt securities issued by the U.S. Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the U.S. government.

ADDITIONAL INFORMATION

Index Definitions
Lipper BBB Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.
Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective. Lipper General U.S. Government Funds Index is an equally weighted index of typically the 30 largest mutual funds within the general U.S. government funds investment objective.
Lipper High Yield Bond Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Lipper Intermediate Investment Grade Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objectives.
Source: Lipper, Inc.

Lehman Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and credit securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Lehman Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements. Lehman Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. Lehman Global Aggregate Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
Lehman U.S. Government Bond Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.
Merrill Lynch U.S. High Yield Master Cash Pay Only Index is an unmanaged index consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $100 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.
Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. It is not possible to invest directly in an index.

Proxy Voting Information
A description of the Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the Funds' website and the SEC's website.

Quarterly Portfolio Schedules
Beginning next quarter, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC'S website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

   As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

   The first line in the table for each Class of shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

   The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Benchmark Core Bond Fund

                                                    Beginning              Ending              Expenses Paid
                                                  Account Value         Account Value          During Period*
Institutional Class                                  4/1/04                9/30/04            4/1/04 - 9/30/04
-------------------                               -------------         -------------         ----------------
Actual...........................................   $1,000.00             $1,006.70                $2.26
Hypothetical (5% return before expenses).........   $1,000.00             $1,022.75                $2.28

Retail Class
------------
Actual...........................................   $1,000.00             $1,004.80                $3.51
Hypothetical (5% return before
  expenses)......................................   $1,000.00             $1,021.50                $3.54
*Expenses are equal to the Fund's annualized expense ratio of 0.45% and 0.70% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Loomis Sayles Bond Fund

                                                                                   Beginning      Ending      Expenses Paid
                                                                                 Account Value Account Value  During Period*
Institutional Class                                                                 4/1/04        9/30/04    4/1/04 - 9/30/04
-------------------                                                              ------------- ------------- ----------------
Actual..........................................................................   $1,000.00     $1,029.20        $3.80
Hypothetical (5% return before expenses)........................................   $1,000.00     $1,021.25        $3.79

Retail Class
------------
Actual..........................................................................   $1,000.00     $1,027.70        $5.07
Hypothetical (5% return before expenses)........................................   $1,000.00     $1,020.00        $5.05

Admin Class
-----------
Actual..........................................................................   $1,000.00     $1,026.20        $6.33
Hypothetical (5% return before expenses)........................................   $1,000.00     $1,018.75        $6.31
*Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.00% and 1.25% for the Institutional, Retail and Admin
 Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Loomis Sayles Fixed Income Fund

                                            Beginning                Ending               Expenses Paid
                                          Account Value           Account Value           During Period*
Institutional Class                          4/1/04                  9/30/04             4/1/04 - 9/30/04
-------------------                       -------------           -------------          ----------------
Actual...................................   $1,000.00               $1,031.11                 $3.30
Hypothetical (5% return before
  expenses)..............................   $1,000.00               $1,021.75                 $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


Loomis Sayles Global Bond Fund

                                             Beginning                 Ending                Expenses Paid
                                           Account Value            Account Value            During Period*
Institutional Class                           4/1/04                   9/30/04              4/1/04 - 9/30/04
-------------------                        -------------            -------------           ----------------
Actual....................................   $1,000.00                $1,008.40                  $3.97
Hypothetical (5% return before
  expenses)...............................   $1,000.00                $1,021.05                  $3.99

Retail Class
------------
Actual....................................   $1,000.00                $1,006.50                  $5.22
Hypothetical (5% return before
  expenses)...............................   $1,000.00                $1,019.80                  $5.25
*Expenses are equal to the Fund's annualized expense ratio of 0.79% and 1.04% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Loomis Sayles Institutional High Income Fund

                                            Beginning                Ending               Expenses Paid
                                          Account Value           Account Value           During Period*
Institutional Class                          4/1/04                  9/30/04             4/1/04 - 9/30/04
-------------------                       -------------           -------------          ----------------
Actual...................................   $1,000.00               $1,034.50                 $3.81
Hypothetical (5% return before
  expenses)..............................   $1,000.00               $1,021.25                 $3.79
*Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Loomis Sayles Intermediate Duration Fixed Income Fund

                                            Beginning                Ending               Expenses Paid
                                          Account Value           Account Value           During Period*
Institutional Class                          4/1/04                  9/30/04             4/1/04 - 9/30/04
-------------------                       -------------           -------------          ----------------
Actual...................................   $1,000.00               $1,000.50                 $2.25
Hypothetical (5% return before
  expenses)..............................   $1,000.00               $1,022.75                 $2.28
*Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Loomis Sayles Investment Grade Fixed Income Fund

                                            Beginning                Ending               Expenses Paid
                                          Account Value           Account Value           During Period*
Institutional Class                          4/1/04                  9/30/04             4/1/04 - 9/30/04
-------------------                       -------------           -------------          ----------------
Actual...................................   $1,000.00               $1,023.70                 $2.78
Hypothetical (5% return before
  expenses)..............................   $1,000.00               $1,022.25                 $2.78
*Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Loomis Sayles U.S. Government Securities Fund

                                            Beginning                Ending               Expenses Paid
                                          Account Value           Account Value           During Period*
Institutional Class                          4/1/04                  9/30/04             4/1/04 - 9/30/04
-------------------                       -------------           -------------          ----------------
Actual...................................   $1,000.00               $1,003.20                 $2.50
Hypothetical (5% return before
  expenses)..............................   $1,000.00               $1,022.50                 $2.53
*Expenses are equal to the Fund's annualized expense ratio of 0.50% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES BENCHMARK CORE BOND FUND

                                                              Principal Amount  Value (a)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - 98.4% OF TOTAL NET ASSETS

AEROSPACE/DEFENSE - 0.5%
Boeing Capital Corp., 6.100%, 3/01/2011                                 50,000 $   54,763
                                                                               ----------
ASSET-BACKED SECURITIES - 10.4%
Americredit Automobile Receivables Trust, Series 2003-
 DM, Class A4, 2.840%, 8/06/2010                                        50,000     49,784
Americredit Automobile Receivables Trust, Series 2004-BM,
 Class A4, 2.670%, 3/07/2011                                            45,000     44,214
Chase Manhattan Auto Owner Trust, Series 2002-B, Class
 A3, 3.580%, 5/15/2006                                                  16,875     16,910
CNH Equipment Test, Series 2004-A, Class A4B,
 3.480%, 9/15/2011                                                      65,000     64,736
Countrywide Asset Backed Certificates, 3.438%, 12/25/2018              100,000    100,140
Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
 3.540%, 11/15/2008                                                     85,000     85,587
MBNA Credit Card Master Note Trust, Series 2004-A4,
 Class A4, 2.700%, 9/15/2009                                            90,000     89,068
Onyx Acceptance Owner Trust, Class 2004-B, Class A4,
 3.890%, 2/15/2011                                                     180,000    181,963
Residential Asset Mortgage Products, Inc., Series 2004-RZ1,
 Class AI3, 2.870%, 8/25/2030                                           65,000     64,379
Residential Asset Mortgage Products, Inc., Series 2004-RZ1,
 Class AI5, 4.070%, 7/25/2032                                           55,000     54,836
Residential Funding Mortgage Securities II, Series 2003-
 HI4, Class A4, 4.590%, 4/25/2018                                       95,000     96,013
Residential Funding Mortgage Securities II, Series 2004-
 HI1, Class A4, 4.140%, 9/25/2018                                      136,000    134,350
Residential Funding Mortgage Securities II, Series 2004-
 H13, Class A4, 4.630%, 3/25/2019                                       25,000     24,981
Residential Funding Mortgage Securities II, Series 2004-
 HI3, Class A3, 3.810%, 12/25/2016                                      65,000     64,888
USAA Auto Owner Trust, Series 2004-1,
 Class A4, 2.670%, 10/15/2010                                           55,000     54,359
USAA Auto Owner Trust, Series 2004-2,
 Class A4, 3.580%, 2/15/2011                                            30,000     30,255
WFS Financial Owner Trust, 3.930%, 2/17/2012
 Series 2004-3, Class A4                                               120,000    120,084
                                                                               ----------
                                                                                1,276,547
                                                                               ----------
AUTOMOTIVE - 2.2%
DaimlerChrysler NA Holding Corp., 6.400%, 5/15/2006                     55,000     57,875
Ford Motor Co., 6.375%, 2/01/2029                                       55,000     48,340
Ford Motor Credit Co., 6.500%, 1/25/2007                                35,000     37,071
General Motors Acceptance Corp., 6.875%, 9/15/2011                     125,000    131,128
                                                                               ----------
                                                                                  274,414
                                                                               ----------
BANKING - 2.1%
Bank of America Corp., 7.400%, 1/15/2011                                55,000     64,099
J.P. Morgan Chase & Co., 6.750%, 2/01/2011                              70,000     78,754
MBNA America Bank, 4.625%, 8/03/2009                                    60,000     61,302
Wells Fargo & Co., 3.125%, 4/01/2009                                    60,000     58,415
                                                                               ----------
                                                                                  262,570
                                                                               ----------
BROKERAGE - 1.8%
Bear Stearns Cos., Inc., 2.875%, 7/02/2008                              65,000     63,136
Goldman Sachs Group, Inc., 7.350%, 10/01/2009                           45,000     51,624

                                                      Principal Amount  Value (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BROKERAGE - CONTINUED
Lehman Brothers Holdings, Inc., 7.375%, 1/15/2007..             45,000 $   49,247
Morgan Stanley, 4.750%, 4/01/2014..................             65,000     62,925
                                                                       ----------
                                                                          226,932
                                                                       ----------
CHEMICALS - 0.5%
Eastman Chemical Co., 6.300%, 11/15/2018...........             60,000     64,237
                                                                       ----------
CONSTRUCTION MACHINERY - 1.1%
Caterpillar Financial Services Corp., 4.875%,
  6/15/2007........................................             50,000     52,080
John Deere Capital Corp., 5.100%, 1/15/2013........             75,000     77,334
                                                                       ----------
                                                                          129,414
                                                                       ----------
ELECTRIC - 3.8%
Consolidated Edison Company of New York,
 5.625%, 7/01/2012                                              60,000     64,087
Constellation Energy Group, Inc., 7.600%, 4/01/2032             50,000     58,729
Dominion Resources, Inc., 5.700%, 9/17/2012                     75,000     78,864
Duke Energy Corp., 4.200%, 10/01/2008                           80,000     80,819
Exelon Corp., 6.750%, 5/01/2011                                 50,000     55,828
MidAmerican Energy Holdings Co., 6.375%, 6/15/2006              45,000     47,485
Progress Energy, Inc., 6.050%, 4/15/2007                        25,000     26,449
Progress Energy, Inc., 6.750%, 3/01/2006                        50,000     52,508
                                                                       ----------
                                                                          464,769
                                                                       ----------
ELECTRONICS - 0.5%
Motorola, Inc., 5.800%, 10/15/2008                              55,000     58,627
                                                                       ----------
ENTERTAINMENT - 0.6%
AOL Time Warner, Inc., 7.625%, 4/15/2031                        25,000     28,775
Time Warner, Inc., 8.180%, 8/15/2007                            45,000     50,359
                                                                       ----------
                                                                           79,134
                                                                       ----------
FOOD & BEVERAGE - 1.3%
ConAgra Foods, Inc., 6.750%, 9/15/2011                          45,000     50,631
General Mills, Inc., 6.000%, 2/15/2012                          55,000     59,242
Kraft Foods, Inc., 5.625%, 11/01/2011                           50,000     52,812
                                                                       ----------
                                                                          162,685
                                                                       ----------
GAMING - 0.2%
Harrahs Operating Inc., 7.125%, 6/01/2007                       10,000     10,850
Harrahs Operating Inc., 7.500%, 1/15/2009                       15,000     16,781
                                                                       ----------
                                                                           27,631
                                                                       ----------
GOVERNMENT AGENCIES - 10.0%
Federal Farm Credit Bank, 2.375%, 10/02/2006                   100,000     99,021
Federal Home Loan Bank, 2.500%, 3/15/2006                      175,000    174,760
Federal Home Loan Bank, 4.500%, 9/16/2013                      175,000    174,801
Federal Home Loan Mortgage Corp., 2.750%, 3/15/2008            120,000    117,922
Federal Home Loan Mortgage Corp., 4.500%, 1/15/2014            170,000    169,160
Federal National Mortgage Association, 3.250%,
 11/15/2007                                                    180,000    180,011
Federal National Mortgage Association, 3.250%,
 8/15/2008                                                      75,000     74,372
Federal National Mortgage Association, 3.250%,
 2/15/2009                                                      75,000     73,875
Federal National Mortgage Association, 4.625%,
 10/15/2013                                                    170,000    170,998
                                                                       ----------
                                                                        1,234,920
                                                                       ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                            Principal Amount Value (a)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INDEPENDENT/ENERGY - 1.4%
Encana Corp., 6.500%, 8/15/2034                                       25,000  $ 26,721
Pioneer Natural Resources Co., 6.500%, 1/15/2008                      55,000    59,620
Union Oil Co., 7.500%, 2/15/2029                                      20,000    23,842
XTO Energy, Inc., 4.900%, 2/01/2014                                   60,000    59,641
                                                                             ---------
                                                                               169,824
                                                                             ---------
INFORMATION/DATA TECHNOLOGY - 0.6%
Hewlett-Packard Co., 3.625%, 3/15/2008                                70,000    70,229
                                                                             ---------
INTEGRATED/ENERGY - 1.0%
Pemex Project Funding Master Trust, 6.125%, 8/15/2008                 60,000    63,000
Pemex Project Funding Master Trust, 7.875%, 2/01/2009                 50,000    55,750
                                                                             ---------
                                                                               118,750
                                                                             ---------
MEDIA CABLE - 0.6%
Comcast Cable Communications, 6.750%, 1/30/2011                       70,000    77,644
                                                                             ---------
MEDIA NON-CABLE - 0.9%
Clear Channel Communications, Inc., 4.250%, 5/15/2009                 50,000    49,544
Clear Channel Communications, Inc., 6.000%, 11/01/2006                55,000    57,753
                                                                             ---------
                                                                               107,297
                                                                             ---------
METALS & MINING - 0.6%
Alcoa, Inc., 6.000%, 1/15/2012                                        70,000    76,610
                                                                             ---------
MORTGAGE RELATED - 30.9%
Federal Home Loan Mortgage Corp., 4.000%, 7/01/2019                  274,973   268,579
Federal Home Loan Mortgage Corp., 4.500%, 2/01/2019                  118,143   117,832
Federal Home Loan Mortgage Corp., 4.500%, 4/01/2019                  289,971   289,209
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2034                  118,307   117,285
Federal Home Loan Mortgage Corp., 5.500%, 1/01/2019                  253,813   262,568
Federal Home Loan Mortgage Corp., 6.000%, 7/01/2033                   19,866    20,548
Federal Home Loan Mortgage Corp., 6.500%, 1/01/2027                    5,580     5,877
Federal Home Loan Mortgage Corp., 6.500%, 5/01/2032                   51,333    53,893
Federal Home Loan Mortgage Corp., 7.500%, 9/01/2008                   95,813   100,044
Federal Home Loan Mortgage Corp., 8.000%, 7/01/2025                    1,182     1,294
Federal Home Loan Mortgage Corp., 8.000%, 12/01/2026                   3,076     3,365
Federal National Mortgage Association, 4.500%, 8/01/2033              58,803    56,775
Federal National Mortgage Association, 4.500%, 4/01/2034             121,231   116,887
Federal National Mortgage Association, 5.000%, 4/01/2034             102,641   101,689
Federal National Mortgage Association, 5.000%, 5/01/2034             107,135   106,142
Federal National Mortgage Association, 5.500%, 2/01/2018              94,032    97,397
Federal National Mortgage Association, 5.500%, 10/01/2018             53,837    55,727
Federal National Mortgage Association, 5.500%, 5/01/2033             119,123   120,961
Federal National Mortgage Association, 5.500%, 7/01/2033              65,371    66,454
Federal National Mortgage Association, 5.500%, 12/01/2033            205,894   209,071
Federal National Mortgage Association, 5.500%, 4/01/2034             121,172   122,927
Federal National Mortgage Association, 6.000%, 11/01/2016             52,567    55,158
Federal National Mortgage Association, 6.000%, 10/01/2017             81,684    85,707
Federal National Mortgage Association, 6.000%, 6/01/2032              20,688    21,437
Federal National Mortgage Association, 6.000%, 9/01/2033              36,505    37,825
Federal National Mortgage Association, 6.000%, 10/01/2033            118,298   122,575
Federal National Mortgage Association, 6.000%, 30 year
 TBA(c)                                                              125,000   128,789
Federal National Mortgage Association, 6.500%, 11/25/2014              9,094     9,083
Federal National Mortgage Association, 6.500%, 7/01/2032              12,073    12,673
Federal National Mortgage Association, 6.500%, 8/01/2032              19,786    20,769
Federal National Mortgage Association, 6.500%, 9/01/2032              46,646    48,963

                                                            Principal Amount  Value (a)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Federal National Mortgage Association, 6.500%, 10/01/2033            462,593 $  485,645
Federal National Mortgage Association, 7.000%, 4/01/2016              48,055     51,005
Federal National Mortgage Association, 7.500%, 1/01/2027               5,201      5,589
Federal National Mortgage Association, 7.500%, 12/01/2030             16,053     17,206
Federal National Mortgage Association, 7.500%, 6/01/2031              10,554     11,312
Federal National Mortgage Association, 7.500%, 3/01/2032              12,800     13,709
Federal National Mortgage Association, 8.000%, 6/01/2015              35,808     38,245
Government National Mortgage Association, 5.500%, 7/20/2033          124,246    126,428
Government National Mortgage Association, 6.000%,
 11/20/2033                                                           84,181     87,274
Government National Mortgage Association, 6.500%, 4/15/2026            6,466      6,853
Government National Mortgage Association, 6.500%, 5/15/2032           64,911     68,555
Government National Mortgage Association, 7.000%, 4/15/2031           13,831     14,756
Government National Mortgage Association, 7.000%, 7/15/2031           10,496     11,197
Government National Mortgage Association, 8.500%, 4/15/2023            4,770      5,283
Government National Mortgage Association, 8.500%, 4/15/2030           13,818     15,183
Government National Mortgage Association, 9.500%, 9/15/2020            7,687      8,719
                                                                             ----------
                                                                              3,804,462
                                                                             ----------
NON-CAPTIVE CONSUMER - 1.4%
Capital One Bank, 4.875%, 5/15/2008                                   60,000     62,144
Countrywide Home Loans, Inc., 5.500%, 2/01/2007                       55,000     57,666
Household Finance Corp., 7.200%, 7/15/2006                            50,000     53,590
                                                                             ----------
                                                                                173,400
                                                                             ----------
NON-CAPTIVE DIVERSIFIED - 0.5%
Cit Group Inc. New, 4.000%, 5/08/2008                                 60,000     60,583
                                                                             ----------
OIL FIELD SERVICES - 0.9%
Ensco International, Inc., 6.750%, 11/15/2007                         50,000     54,288
Transocean Sedco Forex, Inc., 6.750%, 4/15/2005                       50,000     50,931
                                                                             ----------
                                                                                105,219
                                                                             ----------
PAPER - 1.0%
International Paper Co., 6.750%, 9/01/2011                            50,000     55,716
Weyerhaeuser Co., 6.750%, 3/15/2012                                   55,000     61,676
                                                                             ----------
                                                                                117,392
                                                                             ----------
PHARMACEUTICALS - 0.6%
Schering-Plough Corp., 5.300%, 12/01/2013                             75,000     77,616
                                                                             ----------
PIPELINES - 1.5%
Columbia Gas Systems, Inc., 7.050%, 11/28/2007                        45,000     46,938
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012                   50,000     56,955
Kinder Morgan, Inc., 6.500%, 9/01/2012                                75,000     82,466
                                                                             ----------
                                                                                186,359
                                                                             ----------
RAILROADS - 1.0%
CSX Corp., 6.750%, 3/15/2011                                          65,000     72,174
Norfolk Southern Corp., 6.750%, 2/15/2011                             45,000     50,540
                                                                             ----------
                                                                                122,714
                                                                             ----------
REAL ESTATE INVESTMENT TRUSTS - 2.0%
Archstone Smith Trust, 3.000%, 6/15/2008                              40,000     38,804
CarrAmerica Reality Corp., 5.250%, 11/30/2007                         25,000     26,171
EOP Opererating LP, 6.625%, 3/15/2012                                 55,000     61,129
First Industrial LP, 5.250%, 6/15/2009                                60,000     61,798
Simon Property Group LP, 6.375%, 11/15/2007                           55,000     59,483
                                                                             ----------
                                                                                247,385
                                                                             ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                            Principal Amount   Value (a)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RETAILERS - 0.5%
Wal-Mart Stores, Inc., 4.550%, 5/01/2013                              65,000 $    65,453
                                                                             -----------
SOVEREIGNS - 0.4%
United Mexican States, 6.375%, 1/16/2013                              50,000      52,650
                                                                             -----------
SUPERMARKETS - 1.1%
Albertson's, Inc., 7.500%, 2/15/2011                                  55,000      63,615
Kroger Co., (The), 6.375%, 3/01/2008                                  65,000      70,473
                                                                             -----------
                                                                                 134,088
                                                                             -----------
TOBACCO - 1.0%
Altria Group, Inc., 7.000%, 11/04/2013                                50,000      52,168
Loews Corp., 5.250%, 3/15/2016                                        65,000      65,443
                                                                             -----------
                                                                                 117,611
                                                                             -----------
TREASURIES - 13.5%
U.S. Treasury Bills, 1.153%, 12/09/2004(d)                           130,000     129,595
U.S. Treasury Bonds, 5.250%, 11/15/2028                              255,000     265,220
U.S. Treasury Bonds, 5.250%, 2/15/2029                               485,000     504,912
U.S. Treasury Notes, 2.375%, 1/15/2025(e)                            150,726     157,020
U.S. Treasury Notes, 2.625%, 11/15/2006                                5,000       4,998
U.S. Treasury Notes, 3.000%, 11/15/2007                              245,000     245,718
U.S. Treasury Notes, 3.250%, 8/15/2007                               240,000     242,653
U.S. Treasury Notes, 3.625%, 5/15/2013                                60,000      58,533
U.S. Treasury Notes, 5.000%, 2/15/2011                                45,000      48,380
                                                                             -----------
                                                                               1,657,029
                                                                             -----------
WIRELINES - 2.0%
Deutsche Telekom International Finance BV, 5.250%,
 7/22/2013                                                            50,000      51,167
Sprint Capital Corp., 7.625%, 1/30/2011                               60,000      69,320
Telecom Italia Capital, 5.250%, 11/15/2013, 144A                      50,000      50,943
Telus Corp., 7.500%, 6/01/2007                                        20,000      21,931
Verizon Pennsylvania, Inc., Series A, 5.650%, 11/15/2011              49,000      51,726
                                                                             -----------
                                                                                 245,087
                                                                             -----------

TOTAL BONDS AND NOTES
 (Identified Cost $12,012,733)                                                12,104,045
                                                                             -----------

TOTAL INVESTMENTS - 98.4%
 (Identified Cost $12,012,733)(b)                                             12,104,045
 Other assets less liabilities--1.6%                                             202,587
                                                                             -----------

TOTAL NET ASSETS - 100%                                                      $12,306,632
                                                                             -----------

     (a)See Note 2a of Notes to Financial Statements.
     (b)Federal Tax Information: At September 30, 2004, the net unrealized appreciation on investments based on cost of $12,052,127 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation
   for all investments in which there is an
   excess of value over tax cost                                                      $ 121,667
   Aggregate gross unrealized depreciation
   for all investments in which there is an
   excess of tax cost over value                                                       (69,749)
                                                                                      ---------
   Net unrealized appreciation                                                        $  51,918
                                                                                      ---------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $566,150 of which $523,203 expires on September 30, 2009, $40,237 expires on September 30, 2010 and $2,710 expires on September 30, 2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   For the year ended September 30, 2004, the Fund has elected to defer
   $168,331 of capital losses attributable to Post-October losses.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $651,300 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals and wash sales.
     (c)TBA - To be announced. See Note 2h of Notes to Financial Statements.
     (d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

     (e)Treasury Inflation Protected Security (TIPS).
    144ASecurities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $50,943 or 0.41% of total net assets.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Mortgage Related              30.9%
Treasuries                    13.5
Asset-Backed Securities       10.4
Government Agencies           10.0
Electric                       3.8
Automotive                     2.2
Banking                        2.1
Real Estate Investment Trusts  2.0
Wirelines                      2.0
Other, less than 2% each      21.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES BOND FUND

                                                      Principal Amount   Value (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - 89.8% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 86.1%

AIRLINES - 1.3%
American Airlines, Inc., 6.978%, 4/01/2011        USD        3,497,431 $ 3,455,400
American Airlines, Inc., Series 1999-1,
 7.024%, 10/15/2009                                          1,000,000     982,676
Continental Airlines, Inc., 6.703%, 12/15/2022               4,902,796   4,569,034
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                           2,007,892   1,527,992
Continental Airlines, Inc., Series 1997-4A,
 6.900%, 1/02/2018                                           2,973,886   2,863,375
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                           6,872,295   6,432,736
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                           4,468,892   4,312,863
Continental Airlines, Inc., Series 1999-1B,
 6.795%, 8/02/2018                                             232,845     186,453
Continental Airlines, Inc., Series 2000-2,
 7.487%, 4/02/2012                                             825,000     804,191
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                          5,501,915   5,346,292
Continental Airlines, Inc., Series 98-1, Class B,
 6.748%, 3/15/2017                                             464,669     357,428
Continental Airlines, Inc., Series 99-2, Class B,
 7.566%, 3/15/2020                                           2,012,870   1,556,746
US Airways, 6.850%, 7/30/2019                                1,291,811   1,180,403
                                                                       -----------
                                                                        33,575,589
                                                                       -----------
AUTOMOTIVE - 1.1%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                  3,000,000   3,000,000
Dana Corp., 9.000%, 8/15/2011                                  695,000   1,030,183
Ford Motor Co., 6.375%, 2/01/2029                            1,500,000   1,318,375
Ford Motor Co., 6.625%, 10/01/2028                           1,500,000   1,357,974
Ford Motor Credit Co., 7.250%, 2/22/2005          GBP        5,250,000   9,567,798
Ford Motor Credit Co., 7.375%, 10/28/2009         USD          500,000     547,668
General Motors Acceptance Corp., 5.625%,
 5/15/2009                                                   2,040,000   2,079,609
General Motors Acceptance Corp., 6.375%,
 12/07/2007                                       GBP          500,000     915,567
General Motors Acceptance Corp., 6.875%,
 8/28/2012                                        USD          200,000     207,822
General Motors Acceptance Corp., 7.000%,
 12/07/2005                                       GBP        4,315,000   7,963,104
General Motors Corp., 6.750%, 5/01/2028           USD          500,000     469,242
                                                                       -----------
                                                                        28,457,342
                                                                       -----------
BANKING - 1.0%
Bangkok Bank PLC/Hong Kong,
 9.025%, 3/15/2029, 144A                                    16,880,000  18,898,780
Keycorp Capital II, 6.875%, 3/17/2029                        6,500,000   6,928,110
                                                                       -----------
                                                                        25,826,890
                                                                       -----------
CHEMICALS - 1.4%
Borden, Inc., 7.875%, 2/15/2023                             13,182,000  10,677,420
Borden, Inc., 9.200%, 3/15/2021                              2,925,000   2,705,625
IMC Global, Inc., 6.875%, 7/15/2007                          5,990,000   6,349,400
IMC Global, Inc., 7.300%, 1/15/2028                          8,215,000   8,297,150
IMC Global, Inc., 7.375%, 8/01/2018                          7,525,000   7,901,250
                                                                       -----------
                                                                        35,930,845
                                                                       -----------

                                                      Principal Amount   Value (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSUMER PRODUCTS - 0.5%
Bausch & Lomb, Inc., 7.125%, 8/01/2028            USD       12,705,000 $13,433,962
Hasbro, Inc., 6.600%, 7/15/2028                                500,000     502,500
                                                                       -----------
                                                                        13,936,462
                                                                       -----------
ELECTRIC - 2.7%
AES Corp., 7.750%, 3/01/2014                                 4,875,000   5,033,437
AES Corp., 8.375%, 3/01/2011                      GBP        1,990,000   3,641,433
AES Corp., 8.875%, 2/15/2011                      USD          315,000     350,438
AES Corp., 8.875%, 11/01/2027                               11,465,000  11,020,731
Calpine Canada Energy Finance, 8.750%, 10/15/2007 CAD          500,000     277,590
Calpine Corp., 7.750%, 4/15/2009                  USD        2,625,000   1,680,000
Calpine Corp., 7.875%, 4/01/2008                             1,000,000     675,000
Calpine Corp., 8.500%, 2/15/2011                             1,000,000     640,000
Calpine Corp., 8.750%, 7/15/2013, 144A                       9,185,000   6,934,675
Commonwealth Edison Co., 4.750%, 12/01/2011                    537,000     537,317
Edison Mission Energy, 7.730%, 6/15/2009                     1,835,000   1,926,750
Empresa Nacional de Electricidad SA (Endesa-
 Chile), 7.875%, 2/01/2027                                  11,581,000  11,804,699
Enersis SA, 7.375%, 1/15/2014                                3,435,000   3,600,275
Enersis SA, 7.400%, 12/01/2016                               7,650,000   8,012,289
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                     3,467,335   3,633,455
Quezon Power Philippines Co., 8.860%, 6/15/2017              7,264,688   6,538,219
Salton Sea Funding Corp., Series E, 8.300%,
 5/30/2011                                                   2,052,775   2,268,317
Salton Sea Funding Corp., Series F, 7.475%,
 11/30/2018                                                    227,292     241,498
Southern California Edison Co., 7.625%, 1/15/2010            2,000,000   2,321,268
Texas-New Mexico Power Co., 6.250%, 1/15/2009                1,000,000   1,054,595
                                                                       -----------
                                                                        72,191,986
                                                                       -----------
ELECTRONICS - 3.6%
Corning Glass, 8.875%, 3/15/2016                               825,000     947,552
Corning, Inc., 5.900%, 3/15/2014                             9,330,000   9,119,394
Corning, Inc., 6.200%, 3/15/2016                             5,155,000   5,064,220
Corning, Inc., 6.750%, 9/15/2013                            13,600,000  14,174,260
Corning, Inc., 6.850%, 3/01/2029                             2,550,000   2,367,810
Lucent Technologies, Inc., 6.450%, 3/15/2029                49,920,000  40,435,200
Lucent Technologies, Inc., 6.500%, 1/15/2028                   500,000     405,000
Motorola, Inc., 5.800%, 10/15/2008                             450,000     479,680
Motorola, Inc., 6.500%, 11/15/2028                           3,749,000   3,892,774
Motorola, Inc., 7.625%, 11/15/2010                             600,000     702,136
Nortel Networks Corp., 6.875%, 9/01/2023                     9,607,000   8,790,405
Northern Telecom Capital Corp., 7.875%, 6/15/2026            1,900,000   1,833,500
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                    5,400,000   6,055,479
Amkor Technology, Inc., 7.125%, 3/15/2011                    1,485,000   1,217,700
Amkor Technology, Inc., 10.500%, 5/01/2009                     500,000     425,000
                                                                       -----------
                                                                        95,910,110
                                                                       -----------
FOREIGN LOCAL GOVERNMENTS - 12.2%
Milit-Air, Inc., 5.750%, 6/30/2019                CAD        6,019,496   4,996,489
Ontario Hydro, Zero Coupon Bond, 11/27/2020                  1,507,000     478,186
Province of Alberta, 5.930%, 9/16/2016                      24,467,506  20,715,440
Province of British Columbia, 5.250%, 12/01/2006            26,460,000  21,807,019
Province of British Columbia, 6.000%, 6/09/2008             66,745,000  56,806,170

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                   Principal Amount    Value (a)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOREIGN LOCAL GOVERNMENTS - CONTINUED
Province of Manitoba, 5.750%, 6/02/2008        CAD       74,125,000 $ 62,570,471
Province of Manitoba (Certificate of Deposit),
 Zero Coupon Bond, 7/22/2013                              2,500,000    1,274,993
Province of Ontario, 3.500%, 9/08/2006                   52,020,000   41,430,340
Province of Ontario, 5.700%, 12/01/2008                  25,000,000   21,091,327
Province of Ontario, 5.900%, 3/08/2006                    8,755,000    7,210,368
Province of Saskatchewan, Zero Coupon Bond,
 4/10/2014                                               27,000,000   13,190,245
Province of Saskatchewan, 5.500%, 6/02/2008                 775,000      648,969
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012   MXN      895,400,000   74,330,940
                                                                    ------------
                                                                     326,550,957
                                                                    ------------
GOVERNMENT AGENCIES - 9.6%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007                             USD       35,000,000   34,866,685
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                             SGD        9,250,000    5,662,057
Federal Home Loan Mortgage Corp.,
 5.500%, 9/15/2011                             USD       15,000,000   16,154,670
Federal National Mortgage Association,
 Zero Coupon Bond, 10/29/2007                  NZD      103,925,000   57,566,654
Federal National Mortgage Association,
 2.290%, 2/19/2009                             SGD      145,900,000   85,566,357
Federal National Mortgage Association,
 2.375%, 2/15/2007                             USD       10,000,000    9,868,890
Federal National Mortgage Association,
 5.250%, 1/15/2009                                       31,665,000   33,725,252
Federal National Mortgage Association,
 5.375%, 11/15/2011                                       7,700,000    8,218,094
Federal National Mortgage Association,
 5.500%, 3/15/2011                                        5,000,000    5,383,085
                                                                    ------------
                                                                     257,011,744
                                                                    ------------
HEALTHCARE - 1.2%
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                       7,325,000    7,120,830
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                       4,500,000    4,872,335
Columbia/HCA Healthcare Corp.,
 7.500%, 12/15/2023                                       1,965,000    2,015,176
Columbia/HCA Healthcare Corp.,
 7.580%, 9/15/2025                                        1,300,000    1,355,809
Columbia/HCA Healthcare Corp.,
 7.690%, 6/15/2025                                        5,000,000    5,299,770
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                                        1,000,000    1,044,951
HCA, Inc., 5.750%, 3/15/2014                              2,750,000    2,726,221
HCA, Inc., 6.250%, 2/15/2013                              3,000,000    3,092,187
HCA, Inc., 6.300%, 10/01/2012                             2,500,000    2,591,922
HCA, Inc., 7.500%, 11/06/2033                             1,000,000    1,050,113
                                                                    ------------
                                                                      31,169,314
                                                                    ------------
HOME CONSTRUCTION - 0.2%
Pulte Corp., 7.300%, 10/24/2005                           1,000,000    1,044,734
Pulte Corp., 7.625%, 10/15/2017                           1,100,000    1,279,728

                                                       Principal Amount   Value (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HOME CONSTRUCTION - CONTINUED
Pulte Homes, Inc., 6.375%, 5/15/2033               USD        2,000,000 $ 1,966,292
Pulte Homes, Inc., 7.875%, 6/15/2032                          1,900,000   2,236,515
                                                                        -----------
                                                                          6,527,269
                                                                        -----------
INFORMATION/DATA TECHNOLOGY - 1.7%
Arrow Electronics, Inc., 6.875%, 7/01/2013                   17,380,000  18,805,560
Arrow Electronics, Inc., 6.875%, 6/01/2018                      250,000     260,213
Xerox Capital Trust I, 8.000%, 2/01/2027                     25,440,000  25,058,400
Xerox Corp., 7.200%, 4/01/2016                                  615,000     628,837
                                                                        -----------
                                                                         44,753,010
                                                                        -----------
INTEGRATED/ENERGY - 2.1%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A           38,705,000  37,737,375
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                            1,580,000   1,796,460
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A            16,458,000  16,211,130
Phillips 66 Capital Trust II, 8.000%, 1/15/2037               1,000,000   1,135,538
                                                                        -----------
                                                                         56,880,503
                                                                        -----------
LIFE INSURANCE - 0.8%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                           SGD       38,400,000  22,589,706
                                                                        -----------
LODGING - 0.1%
ITT Corp., 7.375%, 11/15/2015                      USD        2,500,000   2,725,000
                                                                        -----------
MEDIA CABLE - 1.3%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                                          22,430,000  17,663,625
Charter Communications Holdings LLC,
 10.000%, 4/01/2009                                             500,000     405,000
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                           1,100,000     847,000
Comcast Corp., 5.500%, 3/15/2011                              3,000,000   3,127,113
CSC Holdings, Inc., 7.875%, 2/15/2018                         1,550,000   1,600,375
NTL Cable Plc, 9.750%, 4/15/2014, 144A             GBP        5,605,000  10,104,076
Shaw Comunications, Inc., 7.500%, 11/20/2013       CAD          930,000     781,853
                                                                        -----------
                                                                         34,529,042
                                                                        -----------
METALS & MINING - 0.5%
AK Steel Corp., 7.750%, 6/15/2012                  USD        3,730,000   3,646,075
Vale Overseas Ltd., 8.250%, 1/17/2034                        10,730,000  10,434,925
                                                                        -----------
                                                                         14,081,000
                                                                        -----------
MORTGAGE RELATED - 0.0%
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                                             593,944     590,537
                                                                        -----------
NON-CAPTIVE DIVERSIFIED - 0.1%
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                 SGD        4,250,000   2,455,193
                                                                        -----------
OIL FIELD SERVICES - 0.2%
Pecom Energia SA, 8.125%, 7/15/2010, 144A          USD        5,640,000   5,625,900
                                                                        -----------
PACKAGING - 0.1%
Owens-Illinois, Inc., 7.800%, 5/15/2018                       2,815,000   2,730,550
                                                                        -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                     Principal Amount   Value (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - 2.5%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028    USD        1,500,000 $ 1,308,750
Boise Cascade Corp., 7.350%, 2/01/2016                      1,975,000   2,323,773
Boise Cascade Corp., Series A, 7.450%, 8/10/2011           18,400,000  21,151,702
Fort James Corp., 7.750%, 11/15/2023                        2,500,000   2,818,750
Georgia-Pacific Corp. (Timber Group), 7.250%,
 6/01/2028                                                  5,165,000   5,345,775
Georgia-Pacific Group, 7.375%, 12/01/2025                  15,885,000  16,917,525
Georgia-Pacific Group, 7.750%, 11/15/2029                  13,855,000  14,894,125
International Paper Co., 4.250%, 1/15/2009                  2,000,000   2,006,880
Tembec Industries, Inc., 7.750%, 3/15/2012                  1,000,000   1,005,000
                                                                      -----------
                                                                       67,772,280
                                                                      -----------
PHARMACEUTICALS - 0.4%
Pharma Services Intermediate Holding Corp., Zero
 Coupon Bond, 4/01/2014
 (step to 11.500% on 4/01/09), 144A(e)                     17,500,000  11,025,000
                                                                      -----------
PIPELINES - 2.4%
Coastal Corp., 6.375%, 2/01/2009                            2,350,000   2,256,000
Coastal Corp., 6.950%, 6/01/2028                            8,279,000   6,664,595
El Paso Corp., 5.750%, 3/14/2006                            4,000,000   4,940,926
El Paso Corp., 7.000%, 5/15/2011                              440,000     424,600
El Paso Corp., 7.750%, 1/15/2032                              500,000     436,250
El Paso Energy, 7.800%, 8/01/2031                           1,000,000     877,500
KN Capital Trust, 7.630%, 4/15/2028                        15,750,000  17,290,996
Southern Natural Gas Co., 7.350%, 2/15/2031                 1,500,000   1,481,250
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028             14,625,000  13,893,750
Tennessee Gas Pipeline Co., 7.500%, 4/01/2017               1,700,000   1,763,750
Williams Cos., Inc., 7.500%, 1/15/2031                     13,985,000  14,054,925
                                                                      -----------
                                                                       64,084,542
                                                                      -----------
PROPERTY & CASUALTY INSURANCE - 0.1%
Aon Corp., 7.375%, 12/14/2012                               2,500,000   2,875,165
                                                                      -----------
RAILROADS - 0.4%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045            7,346,000   5,307,485
TFM SA de CV, 11.750%, 6/15/2009                            5,475,000   5,529,750
                                                                      -----------
                                                                       10,837,235
                                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 1.9%
AMB Property Corp., 7.500%, 6/30/2018                       7,500,000   8,683,477
First Industrial LP, 7.500%, 12/01/2017                     8,400,000   9,582,056
First Industrial LP, 7.600%, 7/15/2028                     15,250,000  16,900,477
Health Care Property Investors, Inc., 6.000%,
 3/01/2015                                                    500,000     521,936
Highwoods Realty LP, 7.500%, 4/15/2018                      5,640,000   5,953,528
Spieker Properties, Inc., 7.500%, 10/01/2027                2,098,000   2,354,690
TriNet Corporate Realty Trust, Inc., 7.700%,
 7/15/2017                                                  5,000,000   5,669,250
                                                                      -----------
                                                                       49,665,414
                                                                      -----------
RESTAURANTS - 0.1%
McDonald's Corp., 3.627%, 10/10/2010             SGD        3,750,000   2,272,566
                                                                      -----------

                                                     Principal Amount    Value (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RETAILERS - 1.0%
Dillard's, Inc., 6.625%, 1/15/2018               USD        1,920,000 $  1,833,600
Dillard's, Inc., 7.000%, 12/01/2028                         1,125,000    1,057,500
Dillard's, Inc., 7.750%, 7/15/2026                          7,182,000    7,110,180
Dillard's, Inc., 7.750%, 5/15/2027                          1,000,000      990,000
J.C. Penney Co., Inc., 6.875%, 10/15/2015                     720,000      766,800
J.C. Penney Co., Inc., 7.125%, 11/15/2023                   3,386,000    3,580,695
J.C. Penney Co., Inc., 7.650%, 8/15/2016                    2,620,000    2,973,700
J.C. Penney Co., Inc., 7.950%, 4/01/2017                    3,500,000    4,042,500
Woolworth Corp., 8.500%, 1/15/2022                          4,475,000    4,765,875
                                                                      ------------
                                                                        27,120,850
                                                                      ------------
SOVEREIGNS - 14.1%
Bangko Sentral Pilipinas, 8.600%, 6/15/2027                 6,300,000    5,418,000
Canadian Government, 4.250%, 9/01/2008           CAD       69,120,000   55,718,115
Canadian Government, 4.500%, 9/01/2007                     69,350,000   56,465,096
Canadian Government, 6.000%, 9/01/2005                    104,590,000   85,302,007
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                         52,500,000   44,836,420
Petroleos Mexicanos, 8.625%, 12/01/2023, 144A    USD        6,485,000    7,328,050
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                                    2,618,182    2,627,215
Republic of Argentina, 8.875%, 3/01/2029(d)                 1,000,000      227,950
Republic of Brazil, 8.250%, 1/20/2034                      37,005,000   32,989,957
Republic of Brazil, 8.875%, 4/15/2024                      32,625,000   31,254,750
Republic of Brazil, 10.125%, 5/15/2027                      6,181,000    6,551,860
Republic of Brazil C Bond, 8.000%, 4/15/2014                3,400,931    3,362,840
Republic of Dominican, 9.040%, 1/23/2013, 144A              5,295,000    4,103,625
Republic of Peru, 4.500%, 3/07/2017(f)                      3,075,000    2,706,000
Republic of South Africa, 12.500%, 12/21/2006    ZAR        5,690,000      948,612
Republic of Uruguay, 7.500%, 3/15/2015           USD        4,356,000    3,855,060
Republic of Uruguay, 7.875%, 1/15/2033                      4,186,633    3,370,240
Republic of Venezuela, 9.250%, 9/15/2027                   19,635,000   19,350,292
SP Powerassets Ltd., 3.730%, 10/22/2010          SGD        1,000,000      616,461
Tenaga Nasional Berhad, 7.500%, 11/01/2025, 144A USD        6,915,000    7,769,729
United Mexican States, 8.375%, 1/14/2011                    1,000,000    1,172,500
                                                                      ------------
                                                                       375,974,779
                                                                      ------------
SOVEREIGNS NON-CALLABLE - 3.4%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                               SEK      394,045,000   59,505,327
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                         10,000,000    1,467,157
Kingdom of Norway, 5.500%, 5/15/2009             NOK       84,935,000   13,685,775
Kingdom of Norway, 6.750%, 1/15/2007                       91,305,000   14,794,625
                                                                      ------------
                                                                        89,452,884
                                                                      ------------
SUPRANATIONAL - 5.9%
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                     BRL      297,000,000   51,723,085
International Bank for Reconstruction &
 Development, Zero Coupon Bond, 8/20/2007        NZD      152,375,000   85,953,130
International Bank for Reconstruction &
 Development, 5.500%, 11/03/2008                            9,500,000    6,267,566
International Bank for Reconstruction &
 Development, 8.000%, 5/23/2007                            19,000,000   13,289,174
                                                                      ------------
                                                                       157,232,955
                                                                      ------------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                        Principal Amount      Value (a)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TAXABLE MUNICIPAL - 0.1%
Orange County, California Pension Obligation,
 Zero Coupon Bond, 9/01/2016                        USD        5,000,000 $    2,648,250
                                                                         --------------
TEXTILE - 0.1%
Kellwood Co., 7.625%, 10/15/2017                    USD        2,500,000      2,748,965
Phillips-Van Heusen Corp., 7.750%, 11/15/2023                    310,000        310,000
                                                                         --------------
                                                                              3,058,965
                                                                         --------------
TOBACCO - 0.4%
Altria Group, Inc., 7.000%, 11/04/2013                        11,000,000     11,476,993
                                                                         --------------
TRANSPORTATION SERVICES - 2.5%
American President Cos. Ltd., 8.000%, 1/15/2024               19,104,000     19,677,120
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019(d)                                          4,800,206      4,514,803
Atlas Air, Inc., 9.057%, 7/02/2017                             1,964,656      1,467,873
Atlas Air, Inc., Series 1999-1A, 6.880%, 7/02/2009             1,798,550      1,678,777
Atlas Air, Inc., Series 1999-1B, 7.630%,
 1/02/2015(d)                                                 12,196,472      8,655,046
Atlas Air, Inc., Series 1999-1C, 8.770%,
 1/02/2011(d)                                                    249,713        104,790
Atlas Air, Inc., Series 2000-1, Class A,
 8.707%, 7/02/2021                                             2,598,582      2,557,135
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                  17,571,934     16,542,394
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(d)               15,342,408     10,977,339
                                                                         --------------
                                                                             66,175,277
                                                                         --------------
TREASURIES - 5.3%
U.S. Treasury Notes, 1.625%, 9/30/2005                         2,325,000      2,312,194
U.S. Treasury Notes, 1.625%, 10/31/2005                       35,000,000     34,781,250
U.S. Treasury Notes, 1.625%, 2/28/2006                        75,000,000     74,235,375
U.S. Treasury Notes, 1.875%, 12/31/2005                       16,850,000     16,763,779
U.S. Treasury Notes, 2.375%, 8/15/2006                         2,500,000      2,491,992
U.S. Treasury Notes, 6.500%, 10/15/2006                        9,000,000      9,689,418
                                                                         --------------
                                                                            140,274,008
                                                                         --------------
WIRELESS - 0.1%
Rogers Wireless, Inc., 6.375%, 3/01/2014                       1,895,000      1,743,400
                                                                         --------------
WIRELINES - 3.7%
Colt Telecom Group Plc, 7.625%, 12/15/2009          EUR        1,500,000      1,771,276
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                  USD       13,019,000     12,172,765
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012                                              925,000      1,045,250
Qwest Capital Funding, Inc., 6.375%, 7/15/2008                   919,000        847,777
Qwest Capital Funding, Inc., 7.000%, 8/03/2009                 3,990,000      3,650,850
Qwest Capital Funding, Inc., 7.250%, 2/15/2011                   825,000        736,313
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                 5,170,000      4,045,525
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                14,185,000     10,851,525
Qwest Capital Funding, Inc., 7.900%, 8/15/2010                 2,000,000      1,845,000
Qwest Corp., 7.250%, 9/15/2025                                 7,300,000      6,570,000
Sprint Capital Corp., 6.875%, 11/15/2028                      11,075,000     11,616,490
Sprint Capital Corp., 7.900%, 3/15/2005                        1,100,000      1,126,917
US West Capital Funding, Inc., 6.500%, 11/15/2018             17,025,000     12,428,250
US West Capital Funding, Inc., 6.875%, 7/15/2028              42,385,000     30,411,237
                                                                         --------------
                                                                             99,119,175
                                                                         --------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $2,120,674,043)                                         2,296,858,687
                                                                         --------------

                                                          Principal Amount      Value (a)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONVERTIBLE BONDS - 3.7%

ELECTRONICS - 0.8%
Corning, Inc., 3.500%, 11/01/2008                     USD        6,100,000 $    7,167,500
Nortel Networks Corp., 4.250%, 9/01/2008                        11,510,000     11,107,150
Richardson Electronics Ltd., 7.250%, 12/15/2006                    450,000        450,000
Amkor Technology, Inc., 5.000%, 3/15/2007                        2,500,000      2,087,500
                                                                           --------------
                                                                               20,812,150
                                                                           --------------
INDEPENDENT/ENERGY - 0.2%
Devon Energy Corp., 4.900%, 8/15/2008                            1,400,000      1,517,250
Devon Energy Corp., 4.950%, 8/15/2008                            2,600,000      2,817,750
                                                                           --------------
                                                                                4,335,000
                                                                           --------------
INFORMATION/DATA TECHNOLOGY - 0.3%
Maxtor Corp., 5.750%, 3/01/2012                                  7,295,000      6,419,600
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008             1,040,000        730,600
                                                                           --------------
                                                                                7,150,200
                                                                           --------------
MEDIA CABLE - 0.2%
Rogers Communications, Inc., 2.000%, 11/26/2005                  6,775,000      6,512,469
                                                                           --------------
PHARMACEUTICALS - 0.5%
Nektar Therapeutics, 3.500%, 10/17/2007                          1,000,000        933,750
Vertex Pharmaceuticals, Inc., 5.750%, 2/15/2011,
 144A                                                           12,253,000     12,880,966
                                                                           --------------
                                                                               13,814,716
                                                                           --------------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                               180,000        160,650
                                                                           --------------
TOBACCO - 1.3%
Loews Corp., 3.125%, 9/15/2007                                  35,029,000     34,284,634
                                                                           --------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc., 8.000%, 8/15/2005(d)              1,000,000            100
Preston Corp., 7.000%, 5/01/2011                                   750,000        675,000
                                                                           --------------
                                                                                  675,100
                                                                           --------------
WIRELESS - 0.1%
Nextel Communications, Inc., 5.250%, 1/15/2010                   3,505,000      3,491,856
                                                                           --------------
WIRELINES - 0.3%
Colt Telecom Group Plc, 2.000%, 12/16/2006            EUR        4,675,000      6,784,374
Telus Corp., 6.750%, 6/15/2010                        CAD        1,500,000      1,243,209
                                                                           --------------
                                                                                8,027,583
                                                                           --------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $88,241,968)                                                 99,264,358
                                                                           --------------

TOTAL BONDS AND NOTES
 (Identified Cost $2,208,916,011)                                           2,396,123,045
                                                                           --------------

                                                                    Shares
-----------------------------------------------------------------------------------------

COMMON STOCKS - 0.0% OF TOTAL NET ASSETS

IT SERVICES - 0.0%
Covad Communications Group, Inc.(c)                                  8,612         14,468
                                                                           --------------

TOTAL COMMON STOCKS
 (Identified Cost $0)                                                              14,468
                                                                           --------------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                       Shares   Value (a)
-------------------------------------------------------------------------
PREFERRED STOCKS - 2.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.3%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                           14,000 $   532,000
                                                              -----------
ELECTRIC - 0.2%
Central Maine Power Co., 3.500%                         2,230     133,800
Connecticut Light & Power Co., 1.900%                   2,925      90,675
Entergy Arkansas, Inc., 4.32%                             100       6,850
Entergy Louisiana, Inc., 4.160%                         2,824     188,855
Entergy Mississippi, Inc., 4.360%                       5,000     350,469
Entergy New Orleans, Inc., 4.360%                         665      45,968
Entergy New Orleans, Inc., 4.750%                         200      14,400
MDU Resources Group, Inc., 5.100%                       3,100     310,194
Pacific Gas & Electric Co., Series H, 4.500%           45,000     852,750
Pacific Gas & Electric Co., Series D, 5.000%           75,600   1,606,500
PECO Energy Co., 3.800%                                   300      20,856
Public Service Co., 4.000%                                360      25,560
Southern California Edison Co., 4.320%                 50,700     943,020
Southern California Edison Co., 4.780%                 50,100   1,027,050
Xcel Energy, Inc., 3.600%                               1,100      69,685
                                                              -----------
                                                                5,686,632
                                                              -----------
LODGING - 0.0%
La Quinta Properties, Inc., Series A, 9.000%           10,115     256,415
                                                              -----------
PIPELINES - 0.1%
El Paso Tennessee Pipeline Co.                         22,500   1,025,156
                                                              -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $5,773,741)                                   7,500,203
                                                              -----------

CONVERTIBLE PREFERRED STOCKS - 2.1%

AUTOMOTIVE - 0.2%
Cummins Capital Trust I, 7.000%                        58,500   4,760,437
                                                              -----------
CONSUMER PRODUCTS - 0.2%
Newell Financial Trust I, 5.250%                      130,000   5,703,750
                                                              -----------
ELECTRONICS - 0.4%
Lucent Technologies Capital Trust, 7.750%               9,975  11,074,744
                                                              -----------
INDEPENDENT/ENERGY - 0.2%
Chesapeake Energy Corp., 6.000%                        59,300   4,751,413
                                                              -----------
LODGING - 0.1%
Host Marriott Financial Trust, 7.750%                  60,500   3,176,250
                                                              -----------
PACKAGING - 0.1%
Owens-Illinois, Inc., 4.750%                           78,300   2,728,755
                                                              -----------
PIPELINES - 0.1%
Williams Cos., Inc., 5.500%                            25,000   1,768,750
                                                              -----------
WIRELINES - 0.8%
Philippine Long Distance Telephone Co., $3.50, GDS    448,725  22,324,069
                                                              -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $42,058,749)                                 56,288,168
                                                              -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $47,832,490)                                 63,788,371
                                                              -----------

                                                               Shares      Value (a)
------------------------------------------------------------------------------------

MUTUAL FUNDS - 0.2% OF TOTAL NET ASSETS

BOND MUTUAL FUNDS - 0.2%
High Income Opportunity Fund, Inc.                            114,625 $      782,889
Morgan Stanley Emerging Markets Debt Fund, Inc.               201,929      1,849,670
PIMCO Strategic Global Government Fund, Inc.                   53,125        632,187
Senior High Income Portfolio, Inc.                            107,425        642,401
Templeton Emerging Markets Income Fund, Inc.                   52,350        675,315
                                                                      --------------
                                                                           4,582,462
                                                                      --------------

TOTAL MUTUAL FUNDS
 (Identified Cost $4,094,735)                                              4,582,462
                                                                      --------------

                                                     Principal Amount
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 7.2% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$45,000,813 on 10/01/04 collateralized by
$33,530,000 U.S. Treasury Bond, 7.625% due
2/15/25 with a value of $45,904,682                      $ 45,000,000     45,000,000
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$57,622,040 on 10/01/04 collateralized by
$40,995,000 U.S. Treasury Bond, 8.500% due
2/15/20 with a value of $58,776,581                        57,621,000     57,621,000
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$45,000,813 on 10/01/04 collateralized by
$46,020,000 U.S. Treasury Note, 2.500% due
9/30/06 with a value of $45,904,950                        45,000,000     45,000,000
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$45,000,813 on 10/01/04 collateralized by
$37,945,000 U.S. Treasury Bond, 6.375% due
8/15/27 with a value of $45,901,611                        45,000,000     45,000,000
                                                                      --------------
                                                                         192,621,000
                                                                      --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $192,621,000)                                          192,621,000
                                                                      --------------

TOTAL INVESTMENTS - 99.6%
 (Identified Cost $2,453,464,236)(b)                                   2,657,129,346
 Other assets less liabilities--0.4%                                      10,716,891
                                                                      --------------

TOTAL NET ASSETS - 100%                                               $2,667,846,237
                                                                      --------------

     (a)See Note 2a of Notes to Financial Statements.
     (b)Federal Tax Information: At September 30, 2004, the net unrealized appreciation on investments based on cost of $2,461,705,387 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over
   tax cost                                                                                                    $217,895,065
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
   over value                                                                                                   (22,471,106)
                                                                    -                                          ------------
   Net unrealized appreciation                                                                                 $195,423,959
                                                                    -                                          ------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $128,266,517 of which $23,727,492 expires on September 30, 2010 and $104,539,025 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $45,768,635 in undistributed ordinary income and $0 in undistributed long-term gains.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, wash sales, defaulted bond income accruals, corporate action cost basis adjustments and premium amortization accruals.
     (c)Non-income producing security.
     (d)Non-income producing security due to default or bankruptcy filing.
     (e)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
     (f)Variable rate security. The rate as of September 30, 2004 is disclosed. GDSGlobal Depositary Shares is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.
    144ASecurities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $173,525,161 or 6.50% of total net assets.
Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
GBP: Great British Pound; MXN: Mexican Peso; NOK: Norweigan Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; USD: United States Dollar; ZAR: South African Rand

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Sovereigns                  14.1%
Foreign Local Governments   12.2
Government Agencies          9.6
Supranational                5.9
Treasuries                   5.3
Wirelines                    4.8
Electronics                  4.8
Sovereigns Non-Callable      3.4
Electric                     2.9
Pipelines                    2.6
Paper                        2.5
Transportation Services      2.5
Integrated/Energy            2.1
Information/Data Technology  2.0
Other, less than 2% each    17.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES FIXED INCOME FUND


                                                        Principal Amount   Value (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - 95.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 92.8%

AIRLINES - 2.1%
American Airlines, Inc., 6.978%, 4/01/2011          USD          721,120 $   712,454
Continental Airlines, Inc., 6.703%, 12/15/2022                   650,814     606,509
Continental Airlines, Inc., 8.000%, 12/15/2005                   750,000     686,250
Continental Airlines, Inc., Series 1997-4A,
 6.900%, 1/02/2018                                               206,520     198,845
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                               930,403     870,893
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                             1,728,534   1,668,183
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                              423,224     411,253
Northwest Airlines Corp., 7.875%, 3/15/2008                      325,000     217,750
Northwest Airlines, Inc., 8.875%, 6/01/2006                      535,000     449,400
US Airways, 6.850%, 7/30/2019                                  1,937,717   1,770,605
                                                                         -----------
                                                                           7,592,142
                                                                         -----------
ASSET-BACKED SECURITIES - 0.2%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                     725,000     682,977
                                                                         -----------
AUTOMOTIVE - 2.9%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                    2,350,000   2,350,000
Ford Motor Co., 6.375%, 2/01/2029                                725,000     637,215
Ford Motor Co., 6.625%, 10/01/2028                             3,650,000   3,304,403
Ford Motor Credit Co., 7.250%, 2/22/2005            GBP        1,000,000   1,822,438
General Motors Acceptance Corp., 5.625%, 5/15/2009  USD        1,500,000   1,529,124
General Motors Acceptance Corp., 6.375%, 12/07/2007 GBP          300,000     549,340
General Motors Acceptance Corp., 6.875%, 8/28/2012  USD          200,000     207,822
                                                                         -----------
                                                                          10,400,342
                                                                         -----------
BANKING - 1.6%
Keycorp Capital II, 6.875%, 3/17/2029                          5,250,000   5,595,781
                                                                         -----------
CHEMICALS - 0.8%
Borden, Inc., 7.875%, 2/15/2023                                2,625,000   2,126,250
Borden, Inc., 9.200%, 3/15/2021                                  750,000     693,750
                                                                         -----------
                                                                           2,820,000
                                                                         -----------
CONSUMER PRODUCTS - 0.4%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                         1,250,000   1,321,720
Hasbro, Inc., 6.600%, 7/15/2028                                   75,000      75,375
                                                                         -----------
                                                                           1,397,095
                                                                         -----------
ELECTRIC - 3.9%
AES Corp., 7.750%, 3/01/2014                                     480,000     495,600
AES Corp., 8.875%, 11/01/2027                                  1,300,000   1,249,625
AES Corp., 9.375%, 9/15/2010                                     100,000     112,625
Calpine Corp., 7.875%, 4/01/2008                                 550,000     371,250
Calpine Corp., 8.500%, 2/15/2011                                 150,000      96,000
Calpine Corp., 8.750%, 7/15/2013, 144A                            20,000      15,100
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                             1,589,000   1,619,693
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                               500,000     558,128
Enersis SA, 7.400%, 12/01/2016                                 4,000,000   4,189,432

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                          Principal Amount   Value (a)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - CONTINUED
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011                                   USD          720,000 $   743,400
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                         1,454,826   1,524,527
Quezon Power Philippines Co., 8.860%, 6/15/2017                  1,678,950   1,511,055
Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011              240,560     265,818
Texas-New Mexico Power Co., 6.250%, 1/15/2009                    1,000,000   1,054,595
Tiverton Power Associates Ltd.,
 9.000%, 7/15/2018, 144A                                           456,952     333,575
                                                                           -----------
                                                                            14,140,423
                                                                           -----------
ELECTRONICS - 2.0%
Amkor Technology, Inc., 7.125%, 3/15/2011                          125,000     102,500
Corning, Inc., 6.200%, 3/15/2016                                   250,000     245,598
Corning, Inc., 6.850%, 3/01/2029                                   250,000     232,138
Lucent Technologies, Inc., 6.450%, 3/15/2029                     4,095,000   3,316,950
Lucent Technologies, Inc., 6.500%, 1/15/2028                       200,000     162,000
Motorola, Inc., 6.500%, 11/15/2028                               1,325,000   1,375,813
Nortel Networks Corp., 6.875%, 9/01/2023                           250,000     228,750
Northern Telecom Capital Corp., 7.875%, 6/15/2026                  150,000     144,750
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                        1,158,000   1,298,564
                                                                           -----------
                                                                             7,107,063
                                                                           -----------
FOREIGN LOCAL GOVERNMENTS - 16.6%
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012          MXN      119,000,000   9,878,693
Province of Alberta, 5.930%, 9/16/2016                CAD        1,233,422   1,044,278
Province of British Columbia,
 Zero Coupon Bond, 8/23/2013                                    11,700,000   5,933,097
Province of British Columbia, 5.250%, 12/01/2006                 1,615,000   1,331,003
Province of British Columbia, 6.000%, 6/09/2008                  1,000,000     851,092
Province of British Columbia, 6.250%, 12/01/2009                 7,025,000   6,083,115
Province of Manitoba, 5.750%, 6/02/2008                         14,515,000  12,252,417
Province of Ontario, 3.500%, 9/08/2006                             940,000     748,645
Province of Ontario, 5.900%, 3/08/2006                          18,885,000  15,553,146
Province of Saskatchewan, 5.500%, 6/02/2008                      6,960,000   5,828,162
                                                                           -----------
                                                                            59,503,648
                                                                           -----------
GOVERNMENT AGENCIES - 4.9%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007                                    USD        1,000,000     996,191
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                    SGD        1,500,000     918,172
Federal National Mortgage Association,
 Zero Coupon Bond, 10/29/2007                         NZD       11,450,000   6,342,441
Federal National Mortgage Association,
 2.290%, 2/19/2009                                    SGD       16,000,000   9,383,562
                                                                           -----------
                                                                            17,640,366
                                                                           -----------
HEALTHCARE - 2.2%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027     USD        2,750,000   2,673,349
Columbia/HCA Healthcare Corp., 7.580%, 9/15/2025                 2,100,000   2,190,153
Columbia/HCA Healthcare Corp., 7.690%, 6/15/2025                 1,000,000   1,059,954
HCA, Inc., 6.250%, 2/15/2013                                     1,000,000   1,030,729
HCA, Inc., 7.500%, 11/06/2033                                    1,000,000   1,050,113
                                                                           -----------
                                                                             8,004,298
                                                                           -----------

                                                       Principal Amount   Value (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HOME CONSTRUCTION - 0.3%
Pulte Corp., 7.625%, 10/15/2017                    USD          500,000 $   581,695
Pulte Homes, Inc., 6.375%, 5/15/2033                            500,000     491,573
                                                                        -----------
                                                                          1,073,268
                                                                        -----------
INDEPENDENT/ENERGY - 0.5%
Chesapeake Energy Corp., 6.875%, 1/15/2016                      325,000     339,625
Chesapeake Energy Corp., 7.500%, 9/15/2013                      150,000     164,250
Pioneer Natural Resources Co., 7.200%, 1/15/2028              1,000,000   1,126,230
                                                                        -----------
                                                                          1,630,105
                                                                        -----------
INFORMATION/DATA TECHNOLOGY - 1.4%
Arrow Electronics, Inc., 6.875%, 7/01/2013                    3,500,000   3,787,080
Xerox Capital Trust I, 8.000%, 2/01/2027                      1,200,000   1,182,000
                                                                        -----------
                                                                          4,969,080
                                                                        -----------
INTEGRATED/ENERGY - 1.7%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A            4,650,000   4,533,750
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                              250,000     284,250
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A             1,425,000   1,403,625
                                                                        -----------
                                                                          6,221,625
                                                                        -----------
LIFE INSURANCE - 2.8%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                           SGD       17,000,000  10,000,651
                                                                        -----------
LODGING - 0.1%
Felcor Lodging LP, 9.000%, 6/01/2011               USD          375,000     412,500
                                                                        -----------
MEDIA CABLE - 1.2%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                                           3,550,000   2,795,625
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                             500,000     385,000
NTL Cable Plc, 9.750%, 4/15/2014, 144A             GBP          250,000     450,672
TCI Communications, Inc., 7.875%, 2/15/2026        USD          550,000     645,564
                                                                        -----------
                                                                          4,276,861
                                                                        -----------
METALS & MINING - 0.2%
AK Steel Corp., 7.750%, 6/15/2012                               250,000     244,375
Vale Overseas Ltd., 8.250%, 1/17/2034                           520,000     505,700
                                                                        -----------
                                                                            750,075
                                                                        -----------
MORTGAGE RELATED - 0.1%
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                                             296,972     295,268
                                                                        -----------

NON-CAPTIVE DIVERSIFIED - 0.0%
General Electric Capital Corp., 1.725%, 6/27/2008  SGD          250,000     144,423
                                                                        -----------
OIL FIELD SERVICES - 0.4%
Pecom Energia SA, 8.125%, 7/15/2010, 144A          USD        1,472,000   1,468,320
                                                                        -----------
PAPER - 4.9%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A                   1,000,000   1,046,613
Boise Cascade Corp., Series A, 7.450%, 8/10/2011              1,250,000   1,436,936

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                     Principal Amount   Value (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - CONTINUED
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                               USD        2,000,000 $ 2,070,000
Georgia-Pacific Group, 7.375%, 12/01/2025                   6,000,000   6,390,000
Georgia-Pacific Group, 7.750%, 11/15/2029                   5,515,000   5,928,625
International Paper Co., 4.250%, 1/15/2009                    700,000     702,408
Mead Corp., 6.840%, 3/01/2037                                 100,000     108,922
                                                                      -----------
                                                                       17,683,504
                                                                      -----------
PHARMACEUTICALS - 0.3%
Pharma Services Intermediate Holding Corp., Zero
 Coupon Bond, 4/01/2014
 (step to 11.500% on 4/01/09), 144A(e)                      1,500,000     945,000
                                                                      -----------
PIPELINES - 3.3%
Coastal Corp., 6.375%, 2/01/2009                            1,330,000   1,276,800
Coastal Corp., 6.500%, 6/01/2008                              500,000     487,500
El Paso Corp., 5.750%, 3/14/2006                 EUR          620,000     765,844
El Paso Corp., 7.000%, 5/15/2011                 USD          750,000     723,750
El Paso Energy, 7.800%, 8/01/2031                             250,000     219,375
KN Capital Trust, 7.630%, 4/15/2028                         1,000,000   1,097,841
Southern Natural Gas Co., 7.350%, 2/15/2031                 3,250,000   3,209,375
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028              2,465,000   2,341,750
Tennessee Gas Pipeline Co., 7.500%, 4/01/2017                 750,000     778,125
Williams Cos., Inc., 7.500%, 1/15/2031                      1,000,000   1,005,000
                                                                      -----------
                                                                       11,905,360
                                                                      -----------
RAILROADS - 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045              500,000     361,250
                                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 3.9%
EOP Operating LP, 7.250%, 2/15/2018                         2,000,000   2,273,838
First Industrial LP, 7.500%, 12/01/2017                     3,000,000   3,422,163
First Industrial LP, 7.600%, 7/15/2028                      6,400,000   7,092,659
Highwoods Realty LP, 7.500%, 4/15/2018                        475,000     501,405
Spieker Properties, Inc., 7.350%, 12/01/2017                  500,000     578,096
                                                                      -----------
                                                                       13,868,161
                                                                      -----------
REFINING - 0.3%
Merey Sweeny LP, 8.850%, 12/18/2019, 144A                     864,062   1,033,677
                                                                      -----------
RESTAURANTS - 0.2%
McDonald's Corp., 3.627%, 10/10/2010             SGD        1,000,000     606,018
                                                                      -----------
RETAILERS - 1.2%
Dillard's, Inc., 7.750%, 7/15/2026               USD        1,025,000   1,014,750
J.C. Penney Co., Inc., 6.875%, 10/15/2015                     325,000     346,125
J.C. Penney Co., Inc., 7.125%, 11/15/2023                   1,045,000   1,105,087
Woolworth Corp., 8.500%, 1/15/2022                          1,855,000   1,975,575
                                                                      -----------
                                                                        4,441,537
                                                                      -----------
SOVEREIGNS - 12.7%
Bangko Sentral Pilipinas, 8.600%, 6/15/2027                 1,630,000   1,401,800
Canadian Government, 4.500%, 9/01/2007           CAD       16,520,000  13,450,662
Canadian Government, 6.000%, 9/01/2005                      6,235,000   5,085,171
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                            800,000     683,222
Petroleos Mexicanos, 8.625%, 12/01/2023, 144A    USD        1,400,000   1,582,000
Petroleos Mexicanos, 9.250%, 3/30/2018                        400,000     487,000

                                                          Principal Amount   Value (a)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                              USD        2,181,818 $ 2,189,346
Republic of Argentina, 8.875%, 3/01/2029(d)                      1,500,000     341,925
Republic of Brazil, 8.250%, 1/20/2034                            7,370,000   6,570,355
Republic of Brazil, 10.125%, 5/15/2027                           4,877,000   5,169,620
Republic of Brazil, 11.000%, 8/17/2040                             575,000     644,575
Republic of Brazil C Bond, 8.000%, 4/15/2014                       439,777     434,851
Republic of Dominican, 9.040%, 1/23/2013, 144A                     200,000     155,000
Republic of South Africa, 12.500%, 12/21/2006         ZAR        3,020,000     503,481
Republic of Uruguay, 7.875%, 1/15/2033                USD        1,448,172   1,165,778
Republic of Venezuela, 9.250%, 9/15/2027                         4,250,000   4,188,375
SP Powerassets Ltd., 3.730%, 10/22/2010               SGD          250,000     154,115
Tenaga Nasional Berhad, 7.500%, 11/01/2025, 144A      USD        1,040,000   1,168,549
                                                                           -----------
                                                                            45,375,825
                                                                           -----------
SOVEREIGNS NON-CALLABLE - 1.5%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                                    SEK        5,000,000     755,057
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                              10,000,000   1,467,157
Kingdom of Norway, 5.500%, 5/15/2009                  NOK       20,000,000   3,222,647
                                                                           -----------
                                                                             5,444,861
                                                                           -----------
SUPRANATIONAL - 9.8%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                                      BRL       30,000,000   5,224,554
International Bank for Reconstruction & Development,
 Zero Coupon Bond, 8/20/2007                          NZD       40,850,000  23,043,054
International Bank for Reconstruction & Development,
 5.500%, 11/03/2008                                              9,250,000   6,102,631
International Bank for Reconstruction & Development,
 8.000%, 5/23/2007                                               1,000,000     699,430
                                                                           -----------
                                                                            35,069,669
                                                                           -----------
TAXABLE MUNICIPAL - 0.3%
Orange County, California Pension Obligation,
 Zero Coupon Bond, 9/01/2016                          USD        2,000,000   1,059,300
                                                                           -----------
TEXTILE - 0.8%
Kellwood Co., 7.625%, 10/15/2017                                 2,500,000   2,748,965
Phillips-Van Heusen Corp., 7.750%, 11/15/2023                      195,000     195,000
                                                                           -----------
                                                                             2,943,965
                                                                           -----------
TRANSPORTATION SERVICES - 1.6%
American President Cos. Ltd., 8.000%, 1/15/2024                  2,500,000   2,575,000
Atlas Air, Inc., 9.057%, 7/02/2017                                 394,351     294,635
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(d)            1,326,184     941,107
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                     1,588,782   1,495,696
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(d)                    642,982     460,047
                                                                           -----------
                                                                             5,766,485
                                                                           -----------
WIRELINES - 5.6%
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                               3,914,000   3,659,590
Qwest Capital Funding, Inc., 7.000%, 8/03/2009                     825,000     754,875
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                     350,000     273,875
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                     775,000     592,875
Qwest Capital Funding, Inc., 7.900%, 8/15/2010                      50,000      46,125

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                       Principal Amount    Value (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - CONTINUED
Sprint Capital Corp., 6.875%, 11/15/2028           USD        5,835,000 $  6,120,291
Sprint Capital Corp., 6.900%, 5/01/2019                       1,550,000    1,696,997
US West Capital Funding, Inc., 6.500%, 11/15/2018             2,575,000    1,879,750
US West Capital Funding, Inc., 6.875%, 7/15/2028              7,200,000    5,166,000
                                                                        ------------
                                                                          20,190,378
                                                                        ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $300,052,536)                                          332,821,301
                                                                        ------------

CONVERTIBLE BONDS - 2.3%

ELECTRONICS - 1.0%
Amkor Technology, Inc., 5.000%, 3/15/2007                       900,000      751,500
Corning, Inc., 3.500%, 11/01/2008                             1,985,000    2,332,375
Nortel Networks Corp., 4.250%, 9/01/2008                        400,000      386,000
Richardson Electronics Ltd., 7.250%, 12/15/2006                 300,000      300,000
                                                                        ------------
                                                                           3,769,875
                                                                        ------------
INDEPENDENT/ENERGY - 1.0%
Devon Energy Corp., 4.900%, 8/15/2008                         1,300,000    1,408,875
Devon Energy Corp., 4.950%, 8/15/2008                         1,900,000    2,059,125
                                                                        ------------
                                                                           3,468,000
                                                                        ------------
INFORMATION/DATA TECHNOLOGY - 0.1%
Maxtor Corp., 5.750%, 3/01/2012                                 287,000      252,560
                                                                        ------------
MEDIA CABLE - 0.1%
Rogers Communications, Inc., 2.000%, 11/26/2005                 500,000      480,625
                                                                        ------------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                            119,000      106,207
                                                                        ------------
WIRELESS - 0.1%
Nextel Communications, Inc., 5.250%, 1/15/2010                  275,000      273,969
                                                                        ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $7,080,398)                                              8,351,236
                                                                        ------------

TOTAL BONDS AND NOTES
 (Identified Cost $307,132,934)                                          341,172,537
                                                                        ------------

                                                                 Shares
------------------------------------------------------------------------------------

COMMON STOCKS - 0.1% OF TOTAL NET ASSETS

IT SERVICES - 0.0%
Covad Communications Group, Inc.(c)                               1,551        2,606
                                                                        ------------

OIL & GAS - 0.1%
Pogo Producing Co.                                                8,652      410,537
                                                                        ------------

TOTAL COMMON STOCKS
 (Identified Cost $355,650)                                                  413,143
                                                                        ------------

                                                      Shares  Value (a)
-----------------------------------------------------------------------

PREFERRED STOCKS - 2.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                           3,000 $  114,000
                                                             ----------
ELECTRIC - 0.7%
Del Marva Power & Light Co., 4.000%                      434     27,342
Entergy Louisiana, Inc., 4.440%                          830     59,241
Entergy New Orleans, Inc., 4.360%                         90      6,222
Entergy New Orleans, Inc., 4.750%                      2,876    207,072
MDU Resources Group, Inc., 5.100%                        720     72,045
Pacific Gas & Electric Co., 5.000%                    19,100    403,010
Pacific Gas & Electric Co., Series H, 4.500%          10,000    189,500
Pacific Gas & Electric Co., 6.570%                    29,750    755,650
Public Service Electric & Gas Co., 4.180%              1,950    142,545
Southern California Edison Co., 4.320%                   500      9,300
Union Electric Co., 4.500%                             6,500    508,625
Xcel Energy, Inc., 4.110%                                100      7,450
                                                             ----------
                                                              2,388,002
                                                             ----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $1,714,196)                                 2,502,002
                                                             ----------

CONVERTIBLE PREFERRED STOCKS - 1.5%

CONSUMER PRODUCTS - 0.3%
Newell Financial Trust I, 5.250%                      22,500    987,187
                                                             ----------
ELECTRONICS - 0.5%
Lucent Technologies Capital Trust, 7.750%              1,500  1,665,375
                                                             ----------
LODGING - 0.1%
Host Marriott Financial Trust, 7.750%                  5,000    262,500
                                                             ----------
PACKAGING - 0.0%
Owens-Illinois, Inc., 4.750%                           4,250    148,113
                                                             ----------
WIRELINES - 0.6%
Philippine Long Distance Telephone Co., $3.50, GDS    47,750  2,375,562
                                                             ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $3,972,196)                                 5,438,737
                                                             ----------

TOTAL PREFERRED STOCKS
 (Identified Cost $5,686,392)                                 7,940,739
                                                             ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004


                                                    Principal Amount    Value (a)
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.1% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$7,399,134 on 10/01/04 collateralized by
$5,265,000 U.S. Treasury Bond, 8.500% due
2/15/20 with a value of $7,548,694                       $ 7,399,000 $  7,399,000
                                                                     ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $7,399,000)                                           7,399,000
                                                                     ------------

TOTAL INVESTMENTS - 99.5%
 (Identified Cost $320,573,976)(b)                                    356,925,419
 Other assets less liabilities--0.5%                                    1,726,279
                                                                     ------------

TOTAL NET ASSETS - 100%                                              $358,651,698
                                                                     ------------

     (a)See Note 2a of Notes to Financial Statements.
     (b)At September 30, 2004, the net unrealized appreciation on investments based on cost of $321,441,855 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost    $ 39,968,808
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (4,485,244)
                                                                                                                     ------------
   Net unrealized appreciation                                                                                       $ 35,483,564
                                                                                                                     ------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $19,564,019 which expires on September 30, 2011. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $28,853,898 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, defaulted bond income accruals and premium amortization accruals.
     (c)Non-income producing security.
     (d)Non-Income producing security due to default or bankruptcy filing.
     (e)Step Bond: Coupon is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.
    144ASecurities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $29,148,969 or 8.13% of total net assets.
     GDSGlobal Depositary Share is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: Great British Pound; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; USD: United
   States Dollar; ZAR: South African Rand

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Foreign Local Governments     16.6%  Electronics               3.5%
Sovereigns                    12.7   Pipelines                 3.3
Supranational                  9.8   Automotive                2.9
Wirelines                      6.2   Life Insurance            2.8
Paper                          4.9   Healthcare                2.2
Government Agencies            4.9   Airlines                  2.1
Electric                       4.6   Other, less than 2% each 17.0
Real Estate Investment Trusts  3.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES GLOBAL BOND FUND


                                                        Principal Amount   Value (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - 94.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 94.6%

AUSTRALIA - 3.0%
Queensland Treasury Corp., 6.000%, 7/14/2009        AUD       13,125,000 $ 9,737,939
Queensland Treasury Corp., 8.000%, 9/14/2007                  14,550,000  11,296,994
                                                                         -----------
                                                                          21,034,933
                                                                         -----------
AUSTRIA - 1.3%
Republic of Austria, 4.500%, 9/28/2005              JPY      160,000,000   1,518,447
Republic of Austria, 5.000%, 7/15/2012, 144A        EUR        3,360,000   4,502,477
Republic of Austria, 5.500%, 3/03/2005              CHF        3,900,000   3,189,262
Republic of Austria, 6.000%, 2/14/2007              HUF       50,000,000     235,374
                                                                         -----------
                                                                           9,445,560
                                                                         -----------
BELGIUM - 2.8%
Kingdom of Belgium, 3.750%, 3/28/2009               EUR       15,560,000  19,753,012
                                                                         -----------
BRAZIL - 1.5%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013        USD        2,500,000   2,825,000
Republic of Brazil, 8.250%, 1/20/2034                          4,200,000   3,744,300
Republic of Brazil C Bond, 8.000%, 4/15/2014                   4,063,650   4,018,137
                                                                         -----------
                                                                          10,587,437
                                                                         -----------
CANADA - 5.0%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008                  1,760,000   1,705,000
Alcan, Inc., 5.500%, 5/02/2006                      EUR          900,000   1,163,381
Avenor Inc., 10.850%, 11/30/2014                    CAD        1,675,000   1,575,498
Canadian Government, 0.700%, 3/20/2006              JPY      243,000,000   2,227,680
Canadian Pacific Railway Ltd., 4.900%, 6/15/2010,
 144A                                                          3,700,000   2,946,589
Celestica, Inc., 7.875%, 7/01/2011                  USD        1,950,000   2,023,125
Falconbridge Ltd., 7.350%, 6/05/2012                             400,000     458,695
Government of Quebec, 5.625%, 6/21/2011             EUR        3,500,000   4,815,618
Household Financial Corp. Ltd., 4.500%, 7/02/2008   CAD        2,100,000   1,687,595
Province of Ontario, 5.700%, 12/01/2008                       10,405,000   8,778,211
Province of Ontario, 6.250%, 12/03/2008             NZD        6,025,000   4,033,107
Rogers Wireless, Inc., 6.375%, 3/01/2014            USD        1,530,000   1,407,600
Shaw Comunications, Inc., 7.500%, 11/20/2013        CAD        1,450,000   1,219,019
Teck Cominco Ltd., 7.000%, 9/15/2012, 144A          USD          927,000   1,020,557
                                                                         -----------
                                                                          35,061,675
                                                                         -----------
CAYMAN ISLAND - 0.9%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A                    3,110,000   3,254,967
Enersis SA, 7.400%, 12/01/2016                                   400,000     418,943
Hutchison Whampoa International Ltd.,
 7.450%, 11/24/2033, 144A                                      1,575,000   1,632,147
Vale Overseas Ltd., 8.250%, 1/17/2034                          1,320,000   1,283,700
                                                                         -----------
                                                                           6,589,757
                                                                         -----------
CHILE - 0.5%
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                             2,900,000   2,956,016
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                               450,000     502,315
                                                                         -----------
                                                                           3,458,331
                                                                         -----------
COLOMBIA - 0.5%
Bavaria S.A., 8.875%, 11/01/2010, 144A                         1,500,000   1,584,375
Republic of Colombia, 8.125%, 5/21/2024                        2,000,000   1,805,000
                                                                         -----------
                                                                           3,389,375
                                                                         -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                       Principal Amount   Value (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

DENMARK - 0.6%
Kingdom of Denmark, 4.000%, 8/15/2008              DKK       17,865,000 $ 3,067,531
Rohm & Haas Denmark A/S, 6.000%, 3/09/2007         EUR          650,000     860,678
                                                                        -----------
                                                                          3,928,209
                                                                        -----------
FINLAND - 1.4%
Republic of Finland, 5.000%, 7/04/2007                        7,700,000  10,109,937
                                                                        -----------
FRANCE - 2.9%
Dexia Municipal Agency, 5.500%, 4/25/2006                    13,975,000  18,147,984
GIE PSA Tresorerie, 5.875%, 9/27/2011                         1,850,000   2,538,878
                                                                        -----------
                                                                         20,686,862
                                                                        -----------
GERMANY - 8.1%
Bundesobligation, 4.000%, 2/16/2007                          20,775,000  26,566,347
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/2007                            3,465,000   4,426,993
Kreditanstalt Wiederauf, 5.250%, 1/04/2010                    8,925,000  12,094,293
Munchener Hypothekenbank eG, 5.000%, 1/16/2012                2,435,000   3,253,219
Republic of Germany, 3.250%, 4/17/2009                        3,045,000   3,789,830
Republic of Germany, 5.000%, 1/04/2012                        4,970,000   6,676,568
                                                                        -----------
                                                                         56,807,250
                                                                        -----------
HONG KONG - 0.4%
Bangkok Bank PLC/Hong Kong,
 9.025%, 3/15/2029, 144A                           USD        2,500,000   2,798,990
                                                                        -----------
IRELAND - 1.5%
Republic of Ireland, 4.600%, 4/18/2016             EUR        8,195,000  10,612,179
                                                                        -----------
ITALY - 2.5%
Republic of Italy, 0.375%, 10/10/2006              JPY      800,000,000   7,300,006
Republic of Italy, 5.000%, 12/15/2004                     1,098,000,000  10,084,560
                                                                        -----------
                                                                         17,384,566
                                                                        -----------
MALAYSIA - 0.3%
Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A   USD        1,000,000   1,202,091
Tenaga Nasional Berhad, 7.500%, 11/01/2025, 144A              1,000,000   1,123,605
                                                                        -----------
                                                                          2,325,696
                                                                        -----------
MEXICO - 2.8%
America Movil SA de CV, 4.125%, 3/01/2009, 144A               2,315,000   2,257,107
Government of Mexico, 6.750%, 6/06/2006            JPY      924,000,000   9,250,086
Innova S de RL, 9.375%, 9/19/2013                  USD          850,000     924,375
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012       MXN       36,500,000   3,030,019
United Mexican States, 2.600%, 5/10/2005           JPY      250,000,000   2,304,876
United Mexican States, 5.375%, 6/10/2013           EUR          800,000   1,011,305
United Mexican States, 8.375%, 1/14/2011                        750,000     879,375
                                                                        -----------
                                                                         19,657,143
                                                                        -----------
NETHERLANDS - 4.8%
Deutsche Telekom AG, 5.250%, 5/20/2008                        1,100,000   1,450,022
Diageo Capital BV, 3.875%, 1/06/2009                          2,050,000   2,573,569
E. On International Finance, Series EMTN,
 5.750%, 5/29/2009                                            1,845,000   2,511,108
Kingdom of Netherlands, 5.500%, 1/15/2028                     8,305,000  11,606,302
Olivetti Finance NV, 6.875%, 1/24/2013                        1,000,000   1,444,250
Repsol International Finance BV, 5.000%, 7/22/2013            5,300,000   6,819,137

                                                         Principal Amount   Value (a)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NETHERLANDS - CONTINUED
RWE Finance BV, 6.125%, 10/26/2012                   EUR        1,800,000 $ 2,539,736
Telefonica Europe BV, 5.125%, 2/14/2013                         1,000,000   1,318,238
Volkswagen International Finance NV,
 4.875%, 5/22/2013                                              2,500,000   3,119,956
                                                                          -----------
                                                                           33,382,318
                                                                          -----------
NORWAY - 1.1%
Eksportfinans ASA, 2.500%, 12/28/2005                CHF        4,030,000   3,286,326
Kingdom of Norway, 5.500%, 5/15/2009                 NOK       25,665,000   4,135,461
                                                                          -----------
                                                                            7,421,787
                                                                          -----------
PHILIPPINES - 0.0%
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012                                  USD          225,000     254,250
                                                                          -----------
REPUBLIC OF SOUTH KOREA - 0.1%
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                         500,000     560,692
                                                                          -----------
SINGAPORE - 2.8%
Flextronics International Ltd., 6.500%, 5/15/2013                 210,000     214,725
Government of Singapore, 3.625%, 7/01/2011           SGD       18,075,000  11,273,172
Government of Singapore, 4.625%, 7/01/2010                      8,110,000   5,331,394
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                                  EUR        1,000,000   1,379,646
SP Powerassets Ltd., 3.730%, 10/22/2010              SGD        2,340,000   1,442,519
                                                                          -----------
                                                                           19,641,456
                                                                          -----------
SOUTH AFRICA - 0.4%
Republic of South Africa, 5.250%, 5/16/2013          EUR          800,000   1,003,449
Republic of South Africa, 8.500%, 6/23/2017          USD        1,400,000   1,701,000
                                                                          -----------
                                                                            2,704,449
                                                                          -----------
SPAIN - 4.7%
Government of Spain, 3.600%, 1/31/2009               EUR       14,900,000  18,817,574
Government of Spain, 5.400%, 7/30/2011                          6,660,000   9,139,334
Kingdom of Spain, 4.750%, 3/14/2005                  JPY      520,000,000   4,828,185
                                                                          -----------
                                                                           32,785,093
                                                                          -----------
SUPRANATIONAL - 2.8%
European Investment Bank, 0.875%, 11/08/2004                  922,000,000   8,393,488
European Investment Bank, 2.125%, 9/20/2007                    71,000,000     678,122
European Investment Bank, 6.000%, 11/26/2004         GBP          155,000     281,191
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                         BRL       27,100,000   4,719,514
International Bank for Reconstruction & Development,
 4.750%, 12/20/2004                                  JPY      535,000,000   4,913,761
Nordic Investment Bank, 5.250%, 4/20/2006            SEK        6,000,000     850,820
                                                                          -----------
                                                                           19,836,896
                                                                          -----------
SWEDEN - 4.1%
Government of Sweden, 5.250%, 3/15/2011                        69,675,000  10,222,417
Government of Sweden, 6.500%, 5/05/2008                       106,420,000  16,070,644
Stena AB, 7.500%, 11/01/2013                         USD        1,290,000   1,291,613
Volvo Treasury AB, 6.000%, 2/09/2007                 EUR          620,000     821,281
                                                                          -----------
                                                                           28,405,955
                                                                          -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                       Principal Amount   Value (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

THAILAND - 0.1%
Thai Farmers Bank Plc, 8.250%, 8/21/2016, 144A     USD          555,000 $   622,739
                                                                        -----------
UNITED KINGDOM - 8.5%
Hilton Group Finance Plc, 6.500%, 7/17/2009        EUR          985,000   1,364,232
MBNA Europe Funding Plc, 6.500%, 3/27/2007                    1,000,000   1,338,821
mm02 Plc, 6.375%, 1/25/2007                                   1,670,000   2,227,349
NGG Finance Plc, 6.125%, 8/23/2011                            1,600,000   2,220,130
Pearson Plc, 6.125%, 2/01/2007                                  640,000     848,695
Permanent Finance Plc, 5.100%, 6/10/2009                      2,196,000   2,871,842
Scottish Power UK Plc, Series EMTN,
 6.625%, 1/14/2010                                 GBP        1,250,000   2,382,273
Standard Chartered Bank, 6.750%, 4/27/2009                      700,000   1,329,743
Tesco Plc, 4.750%, 4/13/2010                       EUR        1,300,000   1,692,185
United Kingdom Treasury, 5.000%, 3/07/2012         GBP       12,590,000  23,053,979
United Kingdom Treasury, 6.250%, 11/25/2010                   9,185,000  17,925,588
WPP Group Plc, 6.000%, 6/18/2008                   EUR        1,690,000   2,275,367
                                                                        -----------
                                                                         59,530,204
                                                                        -----------
UNITED STATES - 28.8%
Agco Corp., 6.875%, 4/15/2014                                 1,770,000   2,167,109
Allied Waste North America, Inc.,
 6.500%, 11/15/2010                                USD          775,000     767,250
American Standard, Inc., 7.125%, 6/01/2006         EUR          325,000     428,214
American Standard, Inc., 8.250%, 6/01/2009         GBP          325,000     630,035
ASIF Global Financing XXVII, 2.380%, 2/26/2009     SGD       13,500,000   7,941,693
Bank of America Corp., 4.625%, 2/18/2014           EUR        1,270,000   1,610,052
Bowater, Inc., 6.500%, 6/15/2013                   USD        2,250,000   2,183,173
Chesapeake Energy Corp., 6.875%, 1/15/2016                    2,200,000   2,299,000
Citi Credit Card Issuance Trust, 5.375%, 4/10/2013 EUR        3,243,000   4,373,689
Corning, Inc., 5.900%, 3/15/2014                   USD        1,675,000   1,637,190
Corning, Inc., 6.750%, 9/15/2013                                400,000     416,890
Couche-Tard US/Finance, 7.500%, 12/15/2013                    3,500,000   3,727,500
D.R. Horton, Inc., 5.000%, 1/15/2009                            810,000     824,175
Dean Foods Co., 6.625%, 5/15/2009                             2,250,000   2,390,625
Dean Foods Co., 8.150%, 8/01/2007                               500,000     543,750
Equistar Chemicals, LP, 6.500%, 2/15/2006                     2,590,000   2,654,750
Federal Farm Credit Bank, 2.125%, 7/17/2006                  10,000,000   9,886,520
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                 SGD        4,500,000   2,754,514
Federal Home Loan Mortgage Corp.,
 5.500%, 4/01/2033                                 USD          903,023     917,365
Federal Home Loan Mortgage Corp.,
 6.000%, 1/01/2033                                              359,003     371,336
Federal National Mortgage Association,
 1.750%, 3/26/2008                                 JPY    1,160,000,000  11,040,619
Federal National Mortgage Association,
 2.290%, 2/19/2009                                 SGD        5,700,000   3,342,894
Federal National Mortgage Association,
 5.500%, 5/01/2033                                 USD          891,341     905,096
Federal National Mortgage Association,
 6.000%, 7/01/2017                                            1,250,910   1,312,513
First Industrial LP, 6.875%, 4/15/2012                        1,650,000   1,812,114
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                 SGD        2,250,000   1,299,808
HCA, Inc., 5.250%, 11/06/2008                      USD        3,040,000   3,112,720

                                                         Principal Amount    Value (a)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
HCA, Inc., 7.500%, 11/06/2033                        USD        3,000,000 $  3,150,339
Household Finance Corp., 5.125%, 6/24/2009           EUR          900,000    1,191,683
IMC Global, Inc., Series B, 10.875%, 6/01/2008       USD          500,000      606,250
iStar Financial, Inc., 4.875%, 1/15/2009                        1,495,000    1,498,038
John Deere Capital Corp., 3.900%, 1/15/2008                     2,175,000    2,206,435
KfW International Finance, Inc., 1.000%, 12/20/2004  JPY    1,379,000,000   12,567,679
Lear Corp., 8.125%, 4/01/2008                        EUR        2,504,000    3,520,207
Lehman Brothers Holdings, Inc., 4.000%, 1/22/2008    USD        2,175,000    2,209,324
McDonald's Corp., 3.627%, 10/10/2010                 SGD          500,000      303,009
Morgan Stanley, 5.375%, 11/14/2013                   GBP        1,400,000    2,494,513
News America Holdings, Inc., 8.625%, 2/07/2014       AUD        1,240,000      967,806
Overseas Shipholding Group, Inc., 7.500%, 2/15/2024  USD        1,760,000    1,709,400
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                                              5,600,000    6,244,000
Phillips-Van Heusen Corp., 8.125%, 5/01/2013                    1,000,000    1,070,000
Pioneer Natural Resources Co., 6.500%, 1/15/2008                  275,000      298,097
Premcor Refining Group, Inc., 6.750%, 2/01/2011                 1,440,000    1,533,600
Premcor Refining Group, Inc., 7.500%, 6/15/2015                   570,000      612,750
Qwest Capital Funding, Inc., 7.250%, 2/15/2011                  1,035,000      923,737
Qwest Corp., 7.875%, 9/01/2011, 144A                            1,500,000    1,556,250
Russell Corp., 9.250%, 5/01/2010                                2,325,000    2,522,625
Service Corp. International, 6.500%, 3/15/2008                  1,265,000    1,317,181
Smithfield Foods, Inc., 7.000%, 8/01/2011, 144A                 2,770,000    2,894,650
U.S. Treasury Notes, 2.375%, 1/15/2025(c)                       6,144,597    6,401,182
U.S. Treasury Notes, 2.625%, 11/15/2006                         8,600,000    8,596,973
U.S. Treasury Notes, 1.875%, 12/31/2005                         9,000,000    8,953,947
U.S. Treasury Notes, 5.750%, 8/15/2010                         21,065,000   23,483,368
U.S. Treasury Notes, 6.875%, 5/15/2006                         21,880,000   23,415,013
Union Pacific Corp., 3.875%, 2/15/2009                          2,175,000    2,164,249
United Rentals North America, Inc.,
 6.500%, 2/15/2012                                              1,000,000      962,500
US West Capital Funding, Inc., 6.875%, 7/15/2028                  630,000      452,025
Valeant Pharmaceuticals International,
 7.000%, 12/15/2011                                             1,300,000    1,316,250
Williams Companies., Inc. (The), 7.875%, 9/01/2021              1,870,000    2,075,700
XTO Energy, Inc., 6.250%, 4/15/2013                             1,375,000    1,506,109
                                                                          ------------
                                                                           202,075,483
                                                                          ------------
VENEZUELA - 0.2%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A              1,310,000    1,277,250
                                                                          ------------
VIRGIN ISLANDS - 0.2%
First Citizens St. Lucia, 5.125%, 2/14/2011, 144A               1,515,000    1,524,142
                                                                          ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $645,092,925)                                            663,653,626
                                                                          ------------

CONVERTIBLE BONDS - 0.0%

UNITED STATES - 0.0%
Nextel Communications, Inc., 5.250%, 1/15/2010                    290,000      288,913
                                                                          ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $251,866)                                                    288,913
                                                                          ------------

TOTAL BONDS AND NOTES
 (Identified Cost $645,344,791)                                            663,942,539
                                                                          ------------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                    Principal Amount    Value (a)
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.6% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/2004 at 0.650% to be repurchased at
$25,007,452 on 10/1/2004 collateralized by
$17,795,000 U.S Treasury Bond, 8.500% due
2/15/2020 with a value of $25,513,581                 $   25,007,000 $ 25,007,000
                                                                     ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $25,007,000)                                         25,007,000
                                                                     ------------

TOTAL INVESTMENTS - 98.2%
 (Identified Cost $670,351,791)(b)                                    688,949,539
 Other assets less liabilities--1.8%                                   12,532,569
                                                                     ------------

TOTAL NET ASSETS - 100%                                              $701,482,108
                                                                     ------------

     (a)See Note 2a of Notes to Financial Statements.
     (b)At September 30, 2004, the net unrealized appreciation on investments based on cost of $ 673,492,424 for federal income tax purposes was as follows:

   Aggregate gross unrealized
   appreciation for all
   securities in which there is
   an excess of value over tax
   cost                                                           $ 19,181,559
   Aggregate gross unrealized
   depreciation for all
   securities in which there is
   an excess of tax cost over
   value                                                           (3,724,444)
                                                                  ------------
   Net unrealized appreciation                                    $ 15,457,115
                                                                  ------------

   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $17,863,471 in undistributed ordinary income and $1,963,811 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals, wash sales and mark-to-market on forward contracts.
     (c)Treasury Inflation Protected Security (TIPS).
    144ASecurities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $30,758,628 or 4.38% of total net assets.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; CHF: Swiss Franc; DKK: Danish Krone; EUR: Euro; GBP: great British Pound; HUF: Hungarian Forint: JPY: Japanese Yen; MXN: Mexican Peso;
   NOK: Norweigan Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD:
   Singapore Dollar; USD: United States Dollar

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Sovereigns                24.3%
Sovereigns Non-Callable   14.9
Treasuries                10.1
Foreign Local Governments  5.5
Government Agencies        3.9
Foreign Agencies           3.5
Supranational              2.8
Banks/Savings & Loans      2.6
Other, less than 2% each  27.0

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND


                                                        Principal Amount  Value (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - 86.8% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 81.0%

AIRLINES - 1.6%
American Airlines, Inc., 6.978%, 4/01/2011          USD          126,196 $  124,679
Continental Airlines, Inc., 8.000%, 12/15/2005                   150,000    137,250
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                               359,474    336,482
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                               316,195    305,155
Continental Airlines, Inc., Series 2000-2A,
 7.707%, 10/02/2022                                              507,869    493,504
Northwest Airlines Corp., Series 1999-2B,
 7.950%, 3/01/2015                                               222,348    173,232
                                                                         ----------
                                                                          1,570,302
                                                                         ----------
AUTOMOTIVE - 0.4%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                      350,000    350,000
                                                                         ----------
CHEMICALS - 4.9%
IMC Global, Inc., 7.300%, 1/15/2028                            1,460,000  1,474,600
IMC Global, Inc., 7.375%, 8/01/2018                              400,000    420,000
Borden, Inc., 7.875%, 2/15/2023                                  999,000    809,190
Borden, Inc., 9.200%, 3/15/2021                                2,231,000  2,063,675
                                                                         ----------
                                                                          4,767,465
                                                                         ----------
CONSTRUCTION MACHINERY - 0.5%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013                                              200,000    173,000
United Rentals North America, Inc.,
 7.000%, 2/15/2014                                               395,000    350,563
                                                                         ----------
                                                                            523,563
                                                                         ----------
ELECTRIC - 7.7%
AES Corp., 7.750%, 3/01/2014                                   1,185,000  1,223,512
AES Corp., 8.375%, 3/01/2011                        GBP          405,000    741,096
AES Corp., 8.875%, 2/15/2011                        USD          125,000    139,063
AES Corp., 8.875%, 11/01/2027                                    700,000    672,875
Calpine Canada Energy Finance, 8.750%, 10/15/2007   CAD          510,000    283,142
Calpine Corp., 7.625%, 4/15/2006                    USD           65,000     60,125
Calpine Corp., 7.750%, 4/15/2009                                 255,000    163,200
Calpine Corp., 7.875%, 4/01/2008                                 350,000    236,250
Calpine Corp., 8.500%, 2/15/2011                                 300,000    192,000
Calpine Corp., 8.750%, 7/15/2011, 144A                           565,000    426,575
Edison Mission Energy, 7.730%, 6/15/2009                         775,000    813,750
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                               225,000    229,346
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                               125,000    139,532
Enersis SA, 7.375%, 1/15/2014                                  1,125,000  1,179,129
Enersis SA, 7.400%, 12/01/2016                                   500,000    523,679
Quezon Power Philippines Co., 8.860%, 6/15/2017                  461,250    415,125
                                                                         ----------
                                                                          7,438,399
                                                                         ----------
ELECTRONICS - 8.6%
Corning, Inc., 5.900%, 3/15/2014                                 500,000    488,713
Corning, Inc., 6.200%, 3/15/2016                                 400,000    392,956
Corning, Inc., 6.750%, 9/15/2013                                 425,000    442,946

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                       Principal Amount  Value (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRONICS - CONTINUED
Corning, Inc., 6.850%, 3/01/2029                   USD          701,000 $  650,916
Lucent Technologies, Inc., 6.450%, 3/15/2029                  3,415,000  2,766,150
Nortel Networks Corp., 6.875%, 9/01/2023                      1,000,000    915,000
Northern Telecom Capital Corp., 7.875%, 6/15/2026             1,975,000  1,905,875
Amkor Technology, Inc., 7.125%, 3/15/2011                       250,000    205,000
Amkor Technology, Inc., 7.750%, 5/15/2013                       775,000    635,500
                                                                        ----------
                                                                         8,403,056
                                                                        ----------
FOREIGN LOCAL GOVERNMENTS - 2.6%
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012       MXN       30,000,000  2,490,427
                                                                        ----------
GOVERNMENT AGENCIES - 1.4%
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                 SGD          250,000    153,029
Federal National Mortgage Association,
 2.290%, 2/19/2009                                            2,000,000  1,172,945
                                                                        ----------
                                                                         1,325,974
                                                                        ----------
INFORMATION/DATA TECHNOLOGY - 2.3%
Xerox Capital Trust I, 8.000%, 2/01/2027           USD        1,600,000  1,576,000
Xerox Corp., 7.200%, 4/01/2016                                  640,000    654,400
                                                                        ----------
                                                                         2,230,400
                                                                        ----------
INTEGRATED/ENERGY - 2.9%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A            1,450,000  1,413,750
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A             1,435,000  1,413,475
                                                                        ----------
                                                                         2,827,225
                                                                        ----------
LIFE INSURANCE - 2.2%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                           SGD        3,700,000  2,176,612
                                                                        ----------
MEDIA CABLE - 3.5%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                                USD        1,000,000    787,500
Charter Communications Holdings LLC,
 10.000%, 4/01/2009                                             100,000     81,000
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                             800,000    616,000
CSC Holdings, Inc., 6.750%, 4/15/2012, 144A                     500,000    501,250
Innova S de RL, 9.375%, 9/19/2013                               200,000    217,500
NTL Cable Plc, 9.750%, 4/15/2014, 144A             GBP          650,000  1,171,748
                                                                        ----------
                                                                         3,374,998
                                                                        ----------
METALS & MINING - 1.2%
AK Steel Corp., 7.750%, 6/15/2012                  USD          700,000    684,250
Vale Overseas Ltd., 8.250%, 1/17/2034                           500,000    486,250
                                                                        ----------
                                                                         1,170,500
                                                                        ----------

NON-CAPTIVE DIVERSIFIED - 0.4%
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                 SGD          750,000    433,269
                                                                        ----------
OIL FIELD SERVICES - 0.6%
Pecom Energia SA, 8.125%, 7/15/2011, 144A          USD          600,000    598,500
                                                                        ----------

                                                   Principal Amount  Value (a)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PACKAGING - 0.8%
Owens-Illinois, Inc., 7.800%, 5/15/2018        USD          525,000 $  509,250
Solo Cup Co., 8.500%, 2/15/2014                             250,000    246,250
                                                                    ----------
                                                                       755,500
                                                                    ----------
PAPER - 3.2%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008               200,000    193,750
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013               250,000    230,000
Bowater, Inc., 6.500%, 6/15/2013                            250,000    242,575
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                          925,000    957,375
Georgia-Pacific Group, 7.375%, 12/01/2025                   650,000    692,250
Georgia-Pacific Group, 7.750%, 11/15/2029                   500,000    537,500
Pope & Talbot, Inc., 8.375%, 6/01/2013                      200,000    209,000
                                                                    ----------
                                                                     3,062,450
                                                                    ----------
PHARMACEUTICALS - 0.3%
Pharma Services Intermediate Holding Corp.,
 Zero Coupon Bond, 4/01/2014
 (step to 11.500% on 4/01/09), 144A(d)                      500,000    315,000
                                                                    ----------
PIPELINES - 6.7%
Coastal Corp., 6.375%, 2/01/2009                            485,000    465,600
El Paso Corp., 5.750%, 3/14/2006                            300,000    370,569
El Paso Corp., 7.000%, 5/15/2011               EUR          690,000    665,850
El Paso Energy, 7.800%, 8/01/2031              USD          500,000    438,750
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028              850,000    807,500
Williams Cos., Inc., 7.500%, 1/15/2031                    3,725,000  3,743,625
                                                                    ----------
                                                                     6,491,894
                                                                    ----------
RAILROADS - 0.4%
Missouri Pacific Railroad Co., 4.750%,
 1/01/2020                                                   30,000     25,235
Missouri Pacific Railroad Co., 5.000%,
 1/01/2045                                                  314,000    226,865
TFM SA de CV, 12.500%, 6/15/2012                            125,000    138,750
                                                                    ----------
                                                                       390,850
                                                                    ----------
RESTAURANTS - 0.5%
McDonald's Corp., 3.627%, 10/10/2010           SGD          750,000    454,513
                                                                    ----------
RETAILERS - 3.9%
Dillard's, Inc., 6.625%, 1/15/2018             USD          500,000    477,500
Dillard's, Inc., 7.000%, 12/01/2028                         350,000    329,000
Dillard's, Inc., 7.130%, 8/01/2018                          500,000    493,750
Dillard's, Inc., 7.750%, 7/15/2026                        1,500,000  1,485,000
Woolworth Corp., 8.500%, 1/15/2022                          910,000    969,150
                                                                    ----------
                                                                     3,754,400
                                                                    ----------
SOVEREIGNS - 9.3%
Petroleos Mexicanos, 8.625%, 12/01/2023, 144A               275,000    310,750
Republic of Argentina, 8.875%, 3/01/2029(e)                 700,000    159,565
Republic of Brazil, 8.250%, 1/20/2034                     2,525,000  2,251,037
Republic of Brazil, 10.125%, 5/15/2027                      675,000    715,500
Republic of Brazil, 10.250%, 6/17/2013         USD          700,000    774,550
Republic of Brazil C Bond, 8.000%, 4/15/2014                 29,315     28,987
Republic of Dominican, 9.040%, 1/23/2013,
 144A                                                       710,000    550,250
Republic of Peru, 4.500%, 3/07/2017(f)                      275,000    242,000
Republic of South Africa, 12.500%, 12/21/2006  ZAR          455,000     75,856
Republic of Uruguay, 7.500%, 3/15/2015         USD        1,133,000  1,002,705

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                           Principal Amount   Value (a)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
Republic of Uruguay, 7.875%, 1/15/2033                 USD        1,016,334 $   818,149
Republic of Venezuela, 9.250%, 9/15/2027                          2,125,000   2,094,187
                                                                            -----------
                                                                              9,023,536
                                                                            -----------
SOVEREIGNS NON-CALLABLE - 2.9%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                                     SEK       14,695,000   2,219,114
Kingdom of Norway, 6.750%, 1/15/2007                   NOK        3,955,000     640,849
                                                                            -----------
                                                                              2,859,963
                                                                            -----------
SUPRANATIONAL - 2.0%
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                           BRL       11,000,000   1,915,670
                                                                            -----------
TEXTILE - 0.2%
Phillips-Van Heusen Corp., 7.750%, 11/15/2023          USD          245,000     245,000
                                                                            -----------
TRANSPORTATION SERVICES - 5.3%
American President Cos. Ltd., 8.000%, 1/15/2024                   2,485,000   2,559,550
Atlas Air Worldwide Holdings, Inc., 7.200%,
 1/02/2019(e)                                                       975,832     917,813
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(e)               397,855     282,332
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011(e)               149,828      62,874
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                        226,969     213,671
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(e)                   1,564,590   1,119,448
                                                                            -----------
                                                                              5,155,688
                                                                            -----------
WIRELINES - 4.7%
AT&T Corp., 6.500%, 3/15/2029                                       127,000     108,268
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                                1,100,000   1,028,500
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                      200,000     156,500
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                    1,400,000   1,071,000
Qwest Capital Funding, Inc., 7.900%, 8/15/2010                      800,000     738,000
Qwest Communications International, Inc., Series B,
 7.250%, 11/01/2008                                                  25,000      22,375
Qwest Corp., 7.250%, 10/15/2035                                     225,000     192,937
US West Capital Funding, Inc., 6.500%, 11/15/2018                   894,000     652,620
US West Capital Funding, Inc., 6.875%, 7/15/2028                    775,000     556,062
                                                                            -----------
                                                                              4,526,262
                                                                            -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $69,943,412)                                               78,631,416
                                                                            -----------

CONVERTIBLE BONDS - 5.8%

ELECTRONICS - 2.0%
Corning, Inc., 3.500%, 11/01/2008                                   675,000     793,125
Nortel Networks Corp., 4.250%, 9/01/2008                            425,000     410,125
Richardson Electronics Ltd., 7.250%, 12/15/2006                     150,000     150,000
Amkor Technology, Inc., 5.000%, 3/15/2007                           705,000     588,675
                                                                            -----------
                                                                              1,941,925
                                                                            -----------
INFORMATION/DATA TECHNOLOGY - 1.7%
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008                225,000     158,063
Maxtor Corp., 5.750%, 3/01/2012                                   1,655,000   1,456,400
                                                                            -----------
                                                                              1,614,463
                                                                            -----------

                                                           Principal Amount   Value (a)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PHARMACEUTICALS - 2.1%
Nektar Therapeutics, 3.500%, 10/17/2007                USD          850,000 $   793,687
Vertex Pharmaceuticals, Inc., 5.750%, 2/15/2011, 144A             1,200,000   1,261,500
                                                                            -----------
                                                                              2,055,187
                                                                            -----------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                                 22,000      19,635
                                                                            -----------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc., 8.000%, 8/15/2005(e)                  75,000           8
                                                                            -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $4,787,324)                                                 5,631,218
                                                                            -----------

TOTAL BONDS AND NOTES
 (Identified Cost $74,730,736)                                               84,262,634
                                                                            -----------

                                                                     Shares
---------------------------------------------------------------------------------------

COMMON STOCKS - 0.9% OF TOTAL NET ASSETS

IT SERVICES - 0.0%
Covad Communications Group, Inc.(c)                                   1,316       2,211
                                                                            -----------
OIL & GAS - 0.2%
Pogo Producing Co.                                                    4,148     196,822
                                                                            -----------
REAL ESTATE - 0.7%
Associated Estates Realty Corp.                                      35,200     351,648
Developers Diversified Realty Corp.                                   7,125     278,944
                                                                            -----------
                                                                                630,592
                                                                            -----------

TOTAL COMMON STOCKS
 (Identified Cost $680,035)                                                     829,625
                                                                            -----------

PREFERRED STOCKS - 9.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.8%

CONSTRUCTION MACHINERY - 0.3%
United Rentals Trust, 6.500%                                          7,000     266,000
                                                                            -----------
ELECTRIC - 0.3%
Pacific Gas & Electric Co., 5.000%                                   10,600     223,660
Pacific Gas & Electric Co., 5.500%                                      400       9,000
Pacific Gas & Electric Co., Series G, 4.800%                            400       8,088
Southern California Edison Co., 4.320%                                1,100      20,460
                                                                            -----------
                                                                                261,208
                                                                            -----------
PIPELINES - 0.2%
El Paso Tennessee Pipeline Co., 8.250%                                5,000     227,813
                                                                            -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $604,890)                                                     755,021
                                                                            -----------

CONVERTIBLE PREFERRED STOCKS - 8.4%

AUTOMOTIVE - 2.5%
Cummins Capital Trust I, 7.000%(c)                                   29,500   2,400,562
                                                                            -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                                Shares   Value (a)
----------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - CONTINUED

ELECTRONICS - 0.9%
Lucent Technologies Capital Trust, 7.750%                          800 $   888,200
                                                                       -----------
INDEPENDENT/ENERGY - 0.5%
Chesapeake Energy Corp.                                          6,500     520,813
                                                                       -----------
LODGING - 0.3%
Host Marriott Financial Trust, 7.750%                            6,000     315,000
                                                                       -----------
PACKAGING - 1.0%
Owens-Illinois, Inc., 4.750%                                    28,300     986,255
                                                                       -----------
WIRELINES - 3.2%
Philippine Long Distance Telephone Co., 3.500% GDS              61,950   3,082,012
                                                                       -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $5,287,525)                                            8,192,842
                                                                       -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $5,892,415)                                            8,947,863
                                                                       -----------

                                                      Principal Amount
----------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.7% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$2,658,048 on 10/01/04 collateralized by
$1,895,000 U.S. Treasury Bond, 8.500% due
02/15/20 with a value of $2,716,956                        $ 2,658,000   2,658,000
                                                                       -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $2,658,000)                                            2,658,000
                                                                       -----------

TOTAL INVESTMENTS - 99.6%
 (Identified Cost $83,961,186)(b)                                       96,698,122
 Other assets less liabilities--0.4%                                       410,713
                                                                       -----------

TOTAL NET ASSETS - 100%                                                $97,108,835
                                                                       -----------

     (a)See Note 2a of Notes to Financial Statements.
     (b)Federal Tax Information:

   At September 30, 2004, the net
   unrealized appreciation on
   investments based on cost of
   $84,097,867 for federal income
   tax purposes was as follows:
   Aggregate gross unrealized
   appreciation for all
   investments in which there is
   an excess of value over tax
   cost                                                            13,813,457
   Aggregate gross unrealized
   depreciation for all
   investments in which there is
   an excess of tax cost over
   value                                                           (1,213,202)
                                                                  -----------
   Net unrealized appreciation                                    $12,600,255
                                                                  -----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $11,036,989 of which $590,889 expires on September 30, 2009, $3,709,395 expires on September 30, 2010 and $6,736,705 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $6,195,665 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, defaulted bond income accruals, premium amortization accruals and corporate action cost basis adjustments.
     (c)Non-income producing security.
     (d)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
     (e)Non-income producing security due to default or bankruptcy filing.
     (f)Variable rate security. The rate as of September 30, 2004 is disclosed. 144ASecurities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $10,139,410 or 10.44% of total net assets.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

     GDSGlobal Depositary Share is a certificate issued by a custodian bank respresenting the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: British Pound; MXN: Mexican Peso; NOK: Norwegian Krone; SGD: Singapore Dollar; SEK: Swedish Krona; USD: United States Dollar, ZAR: South African Rand.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

                       Electronics                 11.5%
                       Sovereigns                   9.3
                       Electric                     8.0
                       Wirelines                    7.9
                       Pipelines                    6.9
                       Transportation Services      5.3
                       Chemicals                    4.9
                       Information/Data Technology  4.0
                       Retailers                    3.9
                       Media Cable                  3.5
                       Paper                        3.2
                       Sovereigns Non-Callable      2.9
                       Integrated/Energy            2.9
                       Automotive                   2.9
                       Foreign Local Governments    2.6
                       Pharmaceuticals              2.4
                       Life Insurance               2.2
                       Supranational                2.0
                       Other, less than 2% each    10.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND


                                                          Principal Amount  Value (a)
-------------------------------------------------------------------------------------

BONDS AND NOTES - 95.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 95.2%

ASSET-BACKED SECURITIES - 1.1%
Community Program Loan Trust, Series 1987-A, Class A4,
 4.500%, 10/01/2018                                                337,576 $  345,619
                                                                           ----------
AUTOMOTIVE - 5.6%
DaimlerChrysler NA Holding, 4.750%, 1/15/2008                      150,000    154,482
Ford Motor Credit Co., 7.000%, 10/01/2013                          200,000    211,458
General Motors Acceptance Corp., 5.625%, 5/15/2009                 600,000    611,649
General Motors Acceptance Corp., 6.875%, 8/28/2012                 250,000    259,778
WFS Financial Trust, 3.540%, 11/21/2011                            500,000    503,743
                                                                           ----------
                                                                            1,741,110
                                                                           ----------
BANKING - 4.6%
Citigroup, Inc., 3.500%, 2/01/2008                                 400,000    400,999
J.P. Morgan Chase & Co., 3.625%, 5/01/2008                         500,000    500,900
MBNA Corp., 4.625%, 9/15/2008                                      500,000    511,415
                                                                           ----------
                                                                            1,413,314
                                                                           ----------
BEVERAGES - 1.3%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013                       350,000    395,500
                                                                           ----------
BROKERAGE - 1.6%
Goldman Sachs Group, Inc., 4.125%, 1/15/2008                       500,000    509,635
                                                                           ----------
CHEMICALS - 0.8%
Eastman Chemical Co., 3.250%, 6/15/2008                            255,000    249,447
                                                                           ----------
CONSTRUCTION MACHINERY - 0.8%
Caterpillar Financial Services Corp., 3.100%, 5/15/2007            235,000    234,482
                                                                           ----------
CONSUMER PRODUCTS - 0.8%
Bausch & Lomb, Inc., 6.500%, 8/01/2005                             250,000    255,666
                                                                           ----------
ELECTRIC - 11.5%
CenterPoint Energy, Inc., 5.875%, 6/01/2008                        240,000    250,541
Dominion Resources, Inc., 4.125%, 2/15/2008                        540,000    547,171
Duke Energy Co., 5.625%, 11/30/2012                                 30,000     31,447
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                                 600,000    669,753
Exelon Generation Co. LLC, 6.950%, 6/15/2011                       100,000    112,976
FirstEnergy Corp., Series B, 6.450%, 11/15/2011                    350,000    381,804
Pacific Gas & Electric Co., 3.600%, 3/01/2009                      500,000    494,168
Progress Energy, Inc., 5.850%, 10/30/2008                          350,000    372,461
Progress Energy, Inc., 6.750%, 3/01/2006                           200,000    210,031
Public Service New Mexico, 4.400%, 9/15/2008                       500,000    507,060
                                                                           ----------
                                                                            3,577,412
                                                                           ----------
ELECTRONICS - 2.8%
Motorola, Inc., 5.800%, 10/15/2008                                 200,000    213,191
Motorola, Inc., 8.000%, 11/01/2011                                 550,000    661,079
                                                                           ----------
                                                                              874,270
                                                                           ----------
ENTERTAINMENT - 2.2%
AOL Time Warner, Inc., 6.125%, 4/15/2006                           150,000    156,824
AOL Time Warner, Inc., 6.150%, 5/01/2007                           500,000    531,432
                                                                           ----------
                                                                              688,256
                                                                           ----------

                                                        Principal Amount  Value (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FINANCIAL SERVICES - 1.9%
General Electric Capital Corp., 2.800%, 1/15/2007                450,000 $  447,237
International Lease Finance Corp., 5.750%, 2/15/2007             125,000    132,338
                                                                         ----------
                                                                            579,575
                                                                         ----------
FOOD & BEVERAGE - 1.7%
Kraft Food, Inc., 5.250%, 6/01/2007                              500,000    523,275
                                                                         ----------
HEALTHCARE - 1.3%
HCA, Inc., 5.250%, 11/06/2008                                    400,000    409,568
                                                                         ----------
INDEPENDENT/ENERGY - 0.7%
Pioneer Natural Resources Co., 6.500%, 1/15/2008                 200,000    216,798
                                                                         ----------
INDUSTRIAL OTHER - 0.9%
IDEX Corp., 6.875%, 2/15/2008                                    250,000    270,802
                                                                         ----------
INTEGRATED/ENERGY - 2.2%
Pemex Project Funding Master Trust, 6.125%, 8/15/2008            400,000    420,000
Phillips Petroleum Co., 6.375%, 3/30/2009                        250,000    276,973
                                                                         ----------
                                                                            696,973
                                                                         ----------
MEDIA CABLE - 1.0%
Comcast Cable Communications, 6.200%, 11/15/2008                 300,000    324,186
                                                                         ----------
MEDIA NON-CABLE - 2.6%
Clear Channel Communications, Inc., 3.125%, 2/01/2007            150,000    147,774
Clear Channel Communications, Inc., 4.625%, 1/15/2008            125,000    127,294
News America, Inc., 6.625%, 1/09/2008                            500,000    545,188
                                                                         ----------
                                                                            820,256
                                                                         ----------
MORTGAGE RELATED - 10.8%
Federal Home Loan Mortgage Corp., 5.500%, 3/01/2013               35,764     37,119
Federal Home Loan Mortgage Corp., 6.000%, 11/01/2012              67,988     71,394
Federal National Mortgage Association, 5.000%,
 1/01/2019                                                       644,786    656,456
Federal National Mortgage Association, 5.000%,
 2/01/2019                                                       944,504    960,810
Federal National Mortgage Association, 5.500%,
 1/01/2017                                                       127,758    132,381
Federal National Mortgage Association, 5.500%,
 1/01/2017                                                       147,922    153,215
Federal National Mortgage Association, 5.500%,
 2/01/2017                                                        75,297     78,022
Federal National Mortgage Association, 5.500%,
 9/01/2017                                                       386,558    400,391
Federal National Mortgage Association, 5.500%,
 12/01/2018                                                      645,861    668,540
Nomura Asset Securities Corp., 6.280%, 3/15/2030                 191,853    200,756
                                                                         ----------
                                                                          3,359,084
                                                                         ----------
NON-CAPTIVE CONSUMER - 3.8%
American General Finance Corp., 2.750%, 6/15/2008                350,000    338,180
Capital One Bank, 4.875%, 5/15/2008                              400,000    414,294
Capital One Bank, 6.875%, 2/01/2006                              225,000    236,579
Countrywide Home Loans, Inc., 3.250%, 5/21/2008                  200,000    196,684
                                                                         ----------
                                                                          1,185,737
                                                                         ----------
NON-CAPTIVE DIVERSIFIED - 1.4%
CIT Group, Inc., 3.375%, 4/01/2009                               450,000    439,173
                                                                         ----------
OIL FIELD SERVICES - 2.4%
Halliburton Co., 5.625%, 12/01/2008                              150,000    157,772
Halliburton Co., 6.000%, 8/01/2006                               550,000    574,496
                                                                         ----------
                                                                            732,268
                                                                         ----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                       Principal Amount   Value (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - 4.9%
Boise Cascade Corp., 7.500%, 2/01/2008                          500,000 $   555,000
International Paper Co., 4.000%, 4/01/2010                      350,000     341,985
MacMillan Bloedel Ltd., 6.750%, 2/15/2006                       150,000     157,518
Temple-Inland, Inc., 6.750%, 3/01/2009                          100,000     109,219
Weyerhaeuser Co., 6.000%, 8/01/2006                             350,000     367,870
                                                                        -----------
                                                                          1,531,592
                                                                        -----------
PIPELINES - 0.5%
Kinder Morgan, Inc., 6.650%, 3/01/2005                          165,000     167,646
                                                                        -----------
RAILROADS - 1.6%
Union Pacific Corp., 3.875%, 2/15/2009                          500,000     497,529
                                                                        -----------
REAL ESTATE INVESTMENT TRUSTS - 4.5%
American Health Properties, Inc., 7.500%, 1/15/2007             275,000     295,986
EOP Operating LP, 6.800%, 1/15/2009                             500,000     550,104
Excel Realty Trust, Inc., 6.875%, 10/15/2004                    250,000     250,300
Simon Property Group LP, 3.750%, 1/30/2009                      300,000     295,050
                                                                        -----------
                                                                          1,391,440
                                                                        -----------
RETAILERS - 2.2%
J.C. Penney Co., Inc., 7.600%, 4/01/2007                        350,000     381,937
The May Department Stores Co., 3.950%, 7/15/2007,
 144A                                                           300,000     302,337
                                                                        -----------
                                                                            684,274
                                                                        -----------
SOVEREIGNS - 3.0%
Republic of South Africa, 8.375%, 10/17/2006                    400,000     437,000
United Mexican States, 4.625%, 10/08/2008                       500,000     505,000
                                                                        -----------
                                                                            942,000
                                                                        -----------
TOBACCO - 1.2%
Altria Group, Inc., 5.625%, 11/04/2008                          350,000     357,367
                                                                        -----------
TRANSPORTATION SERVICES - 1.4%
ERAC USA Finance Co., 6.800%, 2/15/2008, 144A                   200,000     218,832
ERAC USA Finance Co., 7.350%, 6/15/2008, 144A                   200,000     223,813
                                                                        -----------
                                                                            442,645
                                                                        -----------
TREASURIES - 5.7%
U.S. Treasury Notes, 1.500%, 2/28/2005                          800,000     798,687
U.S. Treasury Notes, 3.375%, 1/15/2007(c)                       896,625     957,953
                                                                        -----------
                                                                          1,756,640
                                                                        -----------
WIRELESS - 0.4%
AT&T Wireless Services, Inc., 7.500%, 5/01/2007                 100,000     110,171
                                                                        -----------
WIRELINES - 6.0%
Qwest Corp., 5.625%, 11/15/2008                                 150,000     147,000
Sprint Capital Corp., 6.375%, 5/01/2009                         600,000     656,362
Telecom Italia Capital, 4.000%, 11/15/2008, 144A                400,000     402,248
Telus Corp., 8.000%, 6/01/2011                                  550,000     644,457
                                                                        -----------
                                                                          1,850,067
                                                                        -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $28,747,152)                                           29,573,777
                                                                        -----------

TOTAL BONDS AND NOTES
 (Identified Cost $28,747,152)                                           29,573,777
                                                                        -----------

                                            Principal Amount   Value (a)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 4.5% OF TOTAL
NET ASSETS
Repurchase Agreement with State Street
Corp., dated 9/30/04 at 0.650% to be
repurchased at $1,398,025 on 10/01/04
collateralized by $1,045,000 U.S.
Treasury Bond, 7.625% due 2/15/25 with
a value of $1,430,671                            $ 1,398,000 $ 1,398,000
                                                             -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $1,398,000)                                  1,398,000
                                                             -----------

TOTAL INVESTMENTS - 99.7%
 (Identified Cost $30,145,152)(b)                             30,971,777
 Other assets less liabilities--0.3%                              79,693
                                                             -----------

TOTAL NET ASSETS - 100%                                      $31,051,470
                                                             -----------

     (a)See Note 2a of Notes to Financial Statements.
     (b)Federal Tax Information:

           At September 30, 2004, the net unrealized
           appreciation on investments based on cost of
           $30,295,481 for federal income
           tax purposes was as follows:
           Aggregate gross unrealized appreciation for
           all investments in which there is an excess of
           value over tax cost                               $ 836,770
           Aggregate gross unrealized depreciation for
           all investments in which there is an excess of
           tax cost over value                                (160,474)
                                                             ---------
           Net unrealized appreciation                       $ 676,296
                                                             ---------

   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $22,478 in undistributed ordinary income and $64,438 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and premium amortization accruals.
     (c)Treasury Inflation Protected Security (TIPS).
    144ASecurities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $1,147,230 or 3.69% of total net assets.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Electric                      11.5%
Mortgage Related              10.8
Wirelines                      6.0
Treasuries                     5.7
Automotive                     5.6
Paper                          4.9
Banking                        4.6
Real Estate Investment Trusts  4.5
Non-Captive Consumer           3.8
Sovereigns                     3.0
Electronics                    2.8
Media Non-Cable                2.6
Oil Field Services             2.4
Integrated/Energy              2.2
Entertainment                  2.2
Retailers                      2.2
Other, less than 2% each      20.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND


                                                        Principal Amount   Value (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - 89.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 88.8%

AEROSPACE/DEFENSE - 1.5%
Raytheon Co., 6.400%, 12/15/2018                    USD        2,500,000 $ 2,722,475
                                                                         -----------
AIRLINES - 1.1%
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                               549,784     514,619
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                               843,187     813,748
US Airways, 6.850%, 1/30/2018                                    645,906     590,201
                                                                         -----------
                                                                           1,918,568
                                                                         -----------
ASSET-BACKED SECURITIES - 1.3%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                   2,500,000   2,355,092
                                                                         -----------
AUTOMOTIVE - 5.9%
Delphi Automotive Systems Corp., 7.125%, 5/01/2029             2,500,000   2,467,010
Ford Motor Co., 6.375%, 2/01/2029                              3,350,000   2,944,372
Ford Motor Credit Co., 7.250%, 2/22/2005            GBP          250,000     455,610
Ford Motor Credit Co., 7.375%, 10/28/2009           USD          150,000     164,300
General Motors Acceptance Corp., 5.625%, 5/15/2009             2,500,000   2,548,540
General Motors Acceptance Corp., 6.625%, 10/15/2005              150,000     155,209
General Motors Acceptance Corp., 7.500%, 12/01/2006 NZD        1,500,000   1,002,733
General Motors Corp., 6.750%, 5/01/2028             USD          700,000     656,938
                                                                         -----------
                                                                          10,394,712
                                                                         -----------
BANKING - 2.5%
Bank of America Corp., 7.200%, 4/15/2006                         150,000     159,740
Citigroup, Inc., 3.500%, 2/01/2008                             2,000,000   2,004,996
Commercial Credit Co., 6.500%, 6/01/2005                         150,000     153,900
FleetBoston Financial Corp., 7.375%, 12/01/2009                  175,000     201,282
J.P. Morgan Chase & Co., 4.000%, 2/01/2008                     1,000,000   1,015,177
Keycorp Capital II, 6.875%, 3/17/2029                            500,000     532,932
Wachovia Corp., 3.500%, 8/15/2008                                150,000     149,543
Wells Fargo & Co., 6.375%, 8/01/2011                             175,000     195,110
                                                                         -----------
                                                                           4,412,680
                                                                         -----------
BEVERAGES - 0.6%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013                   1,025,000   1,158,250
                                                                         -----------
BROKERAGE - 0.6%
Morgan Stanley, 3.625%, 4/01/2008                              1,000,000   1,002,106
                                                                         -----------
CONSUMER PRODUCTS - 0.7%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                         1,250,000   1,321,720
                                                                         -----------
ELECTRIC - 2.6%
Commonwealth Edison Co., 4.750%, 12/01/2011                       81,000      81,048
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                             1,000,000   1,019,316
Enersis SA, 7.400%, 12/01/2016                                 3,300,000   3,456,281
                                                                         -----------
                                                                           4,556,645
                                                                         -----------
ELECTRONICS - 0.9%
Motorola, Inc., 5.800%, 10/15/2008                               200,000     213,191
Motorola, Inc., 6.500%, 11/15/2028                               500,000     519,175
Motorola, Inc., 7.625%, 11/15/2010                               250,000     292,557
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                        500,000     560,692
                                                                         -----------
                                                                           1,585,615
                                                                         -----------

                                                       Principal Amount   Value (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOREIGN LOCAL GOVERNMENTS - 13.2%
Milit-Air, Inc., 5.750%, 6/30/2019                 CAD        1,559,007 $ 1,294,055
Province of Alberta, 5.000%, 12/16/2008                       2,000,000   1,648,618
Province of Alberta, 5.930%, 9/16/2016                          555,594     470,394
Province of British Columbia, 5.250%, 12/01/2006                600,000     494,490
Province of British Columbia, 6.000%, 6/09/2008               3,175,000   2,702,219
Province of British Columbia, 6.250%, 12/01/2009                290,000     251,118
Province of Manitoba, 5.750%, 6/02/2008                       5,575,000   4,705,975
Province of Ontario, 5.900%, 3/08/2006                        3,530,000   2,907,207
Province of Saskatchewan,
 Zero Coupon Bond, 4/10/2014                                  2,500,000   1,221,319
Province of Saskatchewan, 6.000%, 6/01/2006                   5,215,000   4,324,829
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012       MXN       39,500,000   3,279,062
                                                                        -----------
                                                                         23,299,286
                                                                        -----------
GOVERNMENT AGENCIES - 6.0%
Federal Home Loan Mortgage Corp.,
 4.625%, 2/15/2007                                 EUR        1,600,000   2,068,768
Federal National Mortgage Association,
 Zero Coupon Bond, 10/29/2007                      NZD        6,850,000   3,794,386
Federal National Mortgage Association,
 2.290%, 2/19/2009                                 SGD        8,000,000   4,691,781
                                                                        -----------
                                                                         10,554,935
                                                                        -----------
HEALTHCARE - 2.3%
Columbia/HCA Healthcare Corp., 7.050%,
 12/01/2027                                        USD          100,000      97,213
Columbia/HCA Healthcare Corp., 7.750%, 7/15/2036                250,000     261,238
HCA, Inc., 5.750%, 3/15/2014                                  1,000,000     991,353
HCA, Inc., 6.250%, 2/15/2013                                    150,000     154,609
HCA, Inc., 6.300%, 10/01/2012                                 2,450,000   2,540,084
                                                                        -----------
                                                                          4,044,497
                                                                        -----------
HOME CONSTRUCTION - 1.7%
Pulte Corp., 7.300%, 10/24/2005                                 200,000     208,947
Pulte Corp., 7.625%, 10/15/2017                               1,000,000   1,163,389
Pulte Homes, Inc., 6.375%, 5/15/2033                          1,000,000     983,146
Pulte Homes, Inc., 7.875%, 6/15/2032                            500,000     588,556
                                                                        -----------
                                                                          2,944,038
                                                                        -----------
INDEPENDENT/ENERGY - 0.0%
Union Oil Co., 7.500%, 2/15/2029                                 45,000      53,645
                                                                        -----------
INFORMATION/DATA TECHNOLOGY - 0.4%
Dell Corp., 7.100%, 4/15/2028                                   450,000     531,712
Hewlett-Packard Co., 3.625%, 3/15/2008                          150,000     150,490
                                                                        -----------
                                                                            682,202
                                                                        -----------
INTEGRATED/ENERGY - 1.1%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A              500,000     487,500
Conoco, Inc., 6.350%, 4/15/2009                                 175,000     193,783
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                              500,000     568,500
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A               700,000     689,500
                                                                        -----------
                                                                          1,939,283
                                                                        -----------
LIFE INSURANCE - 1.4%
ASIF Global Financing XXVII, 2.380%,
 2/26/2009, 144A                                   SGD        4,200,000   2,470,749
                                                                        -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                      Principal Amount  Value (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MEDIA NON-CABLE - 0.1%
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                                USD          250,000 $  256,780
                                                                       ----------
METALS & MINING - 0.1%
Teck Cominco Ltd., 7.000%, 9/15/2012, 144A                     100,000    110,093
                                                                       ----------
MORTGAGE RELATED - 0.3%
Federal National Mortgage Association,
 5.000%, 2/01/2018                                             219,804    223,936
Federal National Mortgage Association,
 5.500%, 9/01/2016                                             183,799    190,451
Federal National Mortgage Association,
 6.000%, 10/01/2028                                             46,673     48,439
Federal National Mortgage Association,
 6.500%, 2/01/2011                                              23,599     25,012
                                                                       ----------
                                                                          487,838
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 0.1%
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD          250,000    144,423
                                                                       ----------
OIL FIELD SERVICES - 0.3%
Global Marine, Inc., 7.000%, 6/01/2028            USD          250,000    281,691
Pecom Energia SA, 8.125%, 7/15/2010, 144A                      332,000    331,170
                                                                       ----------
                                                                          612,861
                                                                       ----------
PAPER - 2.2%
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                           1,500,000  1,552,500
International Paper Co., 4.000%, 4/01/2010                     500,000    488,550
International Paper Co., 4.250%, 1/15/2009                   1,000,000  1,003,440
MacMillan Bloedel Ltd., 7.700%, 2/15/2026                      305,000    349,189
Weyerhaeuser Co., 6.950%, 10/01/2027                           500,000    545,617
                                                                       ----------
                                                                        3,939,296
                                                                       ----------
PIPELINES - 2.8%
Coastal Corp., 6.375%, 2/01/2009                               125,000    120,000
Coastal Corp., 6.950%, 6/01/2028                               350,000    281,750
El Paso Corp., 7.000%, 5/15/2011                             1,125,000  1,085,625
El Paso Energy Corp., 6.750%, 5/15/2009                        250,000    248,750
KN Capital Trust, 7.630%, 4/15/2028                          2,000,000  2,195,682
KN Energy, Inc., 7.250%, 3/01/2028                           1,000,000  1,112,635
                                                                       ----------
                                                                        5,044,442
                                                                       ----------
PROPERTY & CASUALTY INSURANCE - 0.5%
Aon Corp., 7.375%, 12/14/2012                                  575,000    661,288
Progressive Corp., 6.625%, 3/01/2029                            35,000     38,919
Progressive Corp., 7.000%, 10/01/2013                          150,000    173,152
                                                                       ----------
                                                                          873,359
                                                                       ----------
RAILROADS - 0.5%
Canadian Pacific Railway Ltd., 4.900%, 6/15/2010,
 144A                                             CAD        1,000,000    796,375
Missouri Pacific Railroad Co., 5.000%, 1/01/2045  USD          175,000    126,438
                                                                       ----------
                                                                          922,813
                                                                       ----------

                                                         Principal Amount   Value (a)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - 1.7%
EOP Operating LP, 6.750%, 2/15/2012                  USD          250,000 $   277,033
First Industrial LP, 7.600%, 7/15/2028                          1,250,000   1,385,285
Highwoods Realty LP, 7.500%, 4/15/2018                          1,000,000   1,055,590
Spieker Properties, Inc., 7.500%, 10/01/2027                      234,000     262,630
                                                                          -----------
                                                                            2,980,538
                                                                          -----------
REFINING - 0.3%
Merey Sweeny LP, 8.850%, 12/18/2019, 144A                         493,749     590,673
                                                                          -----------
RESTAURANTS - 0.2%
McDonald's Corp., 3.627%, 10/10/2010                 SGD          500,000     303,009
                                                                          -----------
RETAILERS - 0.2%
Target Corp., 5.875%, 3/01/2012                      USD          150,000     163,278
Wal-Mart Stores, Inc., 6.875%, 8/10/2009                          200,000     226,822
                                                                          -----------
                                                                              390,100
                                                                          -----------
SOVEREIGNS - 11.9%
Canadian Government, 4.250%, 9/01/2008               CAD        3,600,000   2,901,985
Canadian Government, 4.500%, 9/01/2007                          4,070,000   3,313,813
Canadian Government, 6.000%, 9/01/2005                          6,870,000   5,603,067
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                                500,000     427,013
Republic of Brazil C Bond, 8.000%, 4/15/2014         USD          586,384     579,816
Republic of South Africa, 8.500%, 6/23/2017                     1,125,000   1,366,875
Republic of South Africa, 12.500%, 12/21/2006        ZAR        5,840,000     973,620
SP Powerassets Ltd., 3.730%, 10/22/2010              SGD          500,000     308,231
Tenaga Nasional Berhad, 7.500%, 11/01/2025, 144A     USD        3,390,000   3,809,021
United Mexican States, 7.500%, 1/14/2012                          905,000   1,019,935
United Mexican States, 8.300%, 8/15/2031                          750,000     853,125
                                                                          -----------
                                                                           21,156,501
                                                                          -----------
SOVEREIGNS NON-CALLABLE - 5.5%
Government of Sweden, 5.250%, 3/15/2011              SEK       12,225,000   1,793,600
Government of Sweden, 6.500%, 5/05/2008                        35,315,000   5,332,971
Kingdom of Norway, 5.500%, 5/15/2009                 NOK       10,000,000   1,611,323
Kingdom of Norway, 6.750%, 1/15/2007                            5,710,000     925,221
                                                                          -----------
                                                                            9,663,115
                                                                          -----------
SUPRANATIONAL - 4.9%
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                         BRL        9,000,000   1,567,366
International Bank for Reconstruction & Development,
 Zero Coupon Bond, 8/20/2007                         NZD        9,650,000   5,443,463
International Bank for Reconstruction & Development,
 5.000%, 11/03/2008                                             1,000,000     659,744
International Bank for Reconstruction & Development,
 8.000%, 5/23/2007                                              1,505,000   1,052,643
                                                                          -----------
                                                                            8,723,216
                                                                          -----------
TAXABLE MUNICIPAL - 0.7%
Orange County, California Pension Obligation,
 Zero Coupon Bond, 9/01/2016                         USD        2,500,000   1,324,125
                                                                          -----------
TEXTILE - 0.6%
Kellwood Co., 7.625%, 10/15/2017                                1,000,000   1,099,586
                                                                          -----------

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                              Principal Amount    Value (a)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 1.6%
American President Cos. Ltd., 8.000%, 1/15/2024           USD          100,000 $    103,000
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/2019(c)               216,457      203,587
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(c)                      3,429,237    2,453,585
                                                                               ------------
                                                                                  2,760,172
                                                                               ------------
TREASURIES - 7.6%
U.S. Treasury Notes, 1.875%, 12/31/2005                             13,500,000   13,430,920
                                                                               ------------
WIRELESS - 0.3%
America Movil SA de CV, 4.125%, 3/01/2009, 144A                        500,000      487,496
                                                                               ------------
WIRELINES - 2.6%
Sprint Capital Corp., 6.875%, 11/15/2028                             3,750,000    3,933,349
Sprint Capital Corp., 6.900%, 5/01/2019                                250,000      273,708
US West Capital Funding, Inc., 6.500%, 11/15/2018                      500,000      365,000
                                                                               ------------
                                                                                  4,572,057
                                                                               ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $142,660,634)                                                 157,289,911
                                                                               ------------

CONVERTIBLE BONDS - 0.7%

ELECTRONICS - 0.0%
Richardson Electronics Ltd., 7.250%, 12/15/2006                         50,000       50,000
                                                                               ------------
INDEPENDENT/ENERGY - 0.4%
Devon Energy Corp., 4.900%, 8/15/2008                                  200,000      216,750
Devon Energy Corp., 4.950%, 8/15/2008                                  500,000      541,875
                                                                               ------------
                                                                                    758,625
                                                                               ------------
INFORMATION/DATA TECHNOLOGY - 0.1%
Maxtor Corp., 5.750%, 3/01/2012                                         70,000       61,600
                                                                               ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc., 6.500%, 5/01/2011(c)                    129,000           13
                                                                               ------------
WIRELINES - 0.2%
Telus Corp., 6.750%, 6/15/2010, 144A                      CAD          350,000      290,082
                                                                               ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $1,143,655)                                                     1,160,320
                                                                               ------------

TOTAL BONDS AND NOTES
 (Identified Cost $143,804,289)                                                 158,450,231
                                                                               ------------

                                                                        Shares
-------------------------------------------------------------------------------------------

PREFERRED STOCKS - 1.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

ELECTRIC - 0.7%
Central Illinois Light Co., 4.500%                                         100        8,000
Connecticut Light & Power Co., 2.200%                                      263       10,093
Dayton Power & Light Co., 3.750%                                           701       39,607
Del Marva Power & Light Co., 4.000%                                        350       22,050
Duquesne Light Co., 4.000%                                                 300        9,840
MDU Resources Group, Inc., 5.100%                                          720       72,045

                                                      Shares    Value (a)
-------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

ELECTRIC - CONTINUED
Northern Indiana Public Service Co.,
 4.250%                                                2,410 $    178,340
Pacific Gas & Electric Co., 5.500%                       100        2,250
Pacific Gas & Electric Co., Series D,
 5.000%                                               25,100      533,375
PSI Energy, Inc., 4.320%                                 200        4,302
Public Service Electric & Gas Co.,
 4.080%                                                  400       29,800
San Diego Gas & Electric Co., 4.500%                     100        1,575
Southern California Edison Co., 4.320%                 1,292       24,031
Union Electric Co., 4.500%                             4,410      345,082
                                                             ------------
                                                                1,280,390
                                                             ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $957,309)                                     1,280,390
                                                             ------------

CONVERTIBLE PREFERRED STOCKS - 0.5%

CONSUMER PRODUCTS - 0.5%
Newell Financial Trust I, 5.250%                      22,000      965,250
                                                             ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $827,153)                                       965,250
                                                             ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $1,784,462)                                   2,245,640
                                                             ------------

                                            Principal Amount
-------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 8.0% OF TOTAL NET
ASSETS
Repurchase Agreement with State Street
Corp., dated 9/30/04 at 0.650% to be
repurchased at $14,131,255 on 10/01/04
collateralized by $10,055,000 U.S.
Treasury Bond, 8.500% due 2/15/20 with
a value of $14,416,356                          $ 14,131,000   14,131,000
                                                             ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $14,131,000)                                 14,131,000
                                                             ------------

TOTAL INVESTMENTS - 98.7%
 (Identified Cost $159,719,751)(b)                            174,826,871
 Other assets less liabilities--1.3%                            2,267,289
                                                             ------------

TOTAL NET ASSETS - 100%                                      $177,094,160
                                                             ------------

     (a)See Note 2a of Notes to Financial Statements.
     (b)Federal Tax Information: At September 30, 2004, the net unrealized appreciation on investments based on cost of $160,337,351 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there is an excess
   of value over tax cost                             $16,198,469
   Aggregate gross unrealized depreciation for
   all investments in which there is an excess
   of tax cost over value                              (1,708,949)
                                                      -----------
   Net unrealized appreciation                        $14,489,520
                                                      -----------

   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $2,982,373 in undistributed ordinary income and $3,332,328 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals and defaulted bond income accruals.
     (c)Non-income producing security due to default or bankruptcy filing. 144ASecuritiesexempt from registration under Rule 144A of the Securities Act of
              1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $10,623,351 or 6.00% of total net assets.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: Great British Pound; MXN: Mexican Peso; NZD: New Zealand Dollar; NOK:
   Norwegian Krone; SGD: Singapore Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR: South Africa Rand.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


Foreign Local Governments 13.2%
Sovereigns                11.9
Treasuries                 7.6
Government Agencies        6.0
Automotive                 5.9
Sovereigns Non-Callable    5.5
Supranational              4.9
Electric                   3.3
Pipelines                  2.8
Wirelines                  2.8
Banking                    2.5
Healthcare                 2.3
Paper                      2.2
Other, less than 2% each  19.8

                 See accompany notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

                                                  Principal Amount  Value (a)
-----------------------------------------------------------------------------

BONDS AND NOTES - 99.4% OF TOTAL NET ASSETS

MORTGAGE RELATED - 14.2%
Federal National Mortgage Association, 4.500%,
 9/01/2033                                                 439,961 $  424,785
Federal National Mortgage Association, 5.500%,
 2/01/2034                                                 399,106    405,265
Federal National Mortgage Association, 6.500%,
 11/01/2031                                                210,081    220,511
                                                                   ----------
                                                                    1,050,561
                                                                   ----------
TREASURIES - 85.2%
U.S. Treasury Bonds, 7.250%, 5/15/2016                   1,055,000  1,328,064
U.S. Treasury Notes, 1.625%, 9/30/2005                   1,635,000  1,625,995
U.S. Treasury Notes, 2.375%, 1/15/2025(c)                1,527,357  1,591,136
U.S. Treasury Notes, 3.250%, 8/15/2008                     310,000    311,465
U.S. Treasury Notes, 5.000%, 2/15/2011                   1,335,000  1,435,281
                                                                   ----------
                                                                    6,291,941
                                                                   ----------

TOTAL BONDS AND NOTES
 (Identified Cost $7,189,151)                                       7,342,502
                                                                   ----------

TOTAL INVESTMENTS - 99.4%
 (Identified Cost $7,189,151)(b)                                    7,342,502
 Other assets less liabilities--0.6%                                   47,509
                                                                   ----------

TOTAL NET ASSETS - 100%                                            $7,390,011
                                                                   ----------

  (a)See Note 2a of Notes to Financial Statements.
  (b)Federal Tax Information:

                At September 30, 2004, the net
                unrealized appreciation on
                investments based on cost of
                $7,239,720 for federal income
                tax purposes was as follows:
                Aggregate gross unrealized
                appreciation for all investments
                which there is an excess of value
                over tax cost                           $115,651
                Aggregate gross unrealized
                depreciation for all investments in
                which there is an excess of tax cost
                over value                               (12,869)
                                                        --------
                Net unrealized appreciation             $102,782
                                                        --------

  (c)Treasury Inflation Protected Security (TIPS).
   For the year ended September 30, 2004, the Fund elected to defer $34,303 of capital losses attributable to Post-October losses.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $2,314 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and premium amortization accruals.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Treasuries       85.2%
Mortgage Related 14.2

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004

                                                             BENCHMARK CORE                       FIXED
                                                               BOND FUND        BOND FUND      INCOME FUND
------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                          $   12,012,733  $2,453,464,236  $  320,573,976
Net unrealized appreciation                                          91,312     203,665,110      36,351,443
                                                             --------------  --------------  --------------
Investments at value                                             12,104,045   2,657,129,346     356,925,419
Cash                                                                516,229         717,824              97
Foreign cash at value (identified cost $0, $0, $0, $311,081,
  $0, $0, $25, $0)                                                       --              --              --
Receivable for Fund shares sold                                          --       8,972,954              --
Receivable for securities sold                                           --       7,139,875         474,248
Dividends and interest receivable                                    98,246      33,413,641       4,958,091
Receivable from investment adviser                                    8,709         218,404              --
                                                             --------------  --------------  --------------
   TOTAL ASSETS                                                  12,727,229   2,707,592,044     362,357,855
                                                             --------------  --------------  --------------

LIABILITIES
Payable for securities purchased                                    248,504      27,722,397       2,219,176
Payable for forward commitments                                     128,651              --              --
Payable for Fund shares redeemed                                         --       9,688,704       1,168,041
Payable for forward foreign currency exchange contracts                  --              --              --
Foreign taxes payable                                                    --          69,288           7,373
Management fees payable                                               3,015       1,280,919         174,997
Deferred Trustees' fees                                               4,461          63,088          12,807
Trustees' fees payable                                                1,645           5,748           1,937
Service and distribution fees payable                                     1           2,239              --
Transfer agent fees payable                                           2,507          84,371           3,238
Accounting and administrative fees payable                            3,404         445,754          76,728
Other accounts payable and accrued expenses                          28,409         383,299          41,860
                                                             --------------  --------------  --------------
   TOTAL LIABILITIES                                                420,597      39,745,807       3,706,157
                                                             --------------  --------------  --------------
NET ASSETS                                                   $   12,306,632  $2,667,846,237  $  358,651,698
                                                             ==============  ==============  ==============
Net assets consist of:
 Paid in capital                                             $   12,342,356  $2,555,584,627  $  314,284,935
 Undistributed (overdistributed) net investment income
   (loss)                                                           646,839      44,808,883      28,410,055
 Accumulated net realized gain (loss) on investments               (773,875)   (136,507,668)    (20,431,897)
 Net unrealized appreciation of investments                          91,312     203,960,395      36,388,605
                                                             --------------  --------------  --------------
NET ASSETS                                                   $   12,306,632  $2,667,846,237  $  358,651,698
                                                             ==============  ==============  ==============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
 INSTITUTIONAL CLASS:
   Net assets                                                $   12,115,210  $2,365,199,030  $  358,651,698
                                                             ==============  ==============  ==============
   Shares of beneficial interest                                  1,150,326     175,760,005      25,745,975
                                                             ==============  ==============  ==============
   Net asset value and redemption price per share            $        10.53  $        13.46  $        13.93
                                                             ==============  ==============  ==============
 RETAIL CLASS:
   Net assets                                                $      191,422  $  275,348,662  $           --
                                                             ==============  ==============  ==============
   Shares of beneficial interest                                     18,245      20,488,832              --
                                                             ==============  ==============  ==============
   Net asset value and redemption price per share            $        10.49  $        13.44  $           --
                                                             ==============  ==============  ==============
 ADMIN CLASS:
   Net assets                                                $           --  $   27,298,545  $           --
                                                             ==============  ==============  ==============
   Shares of beneficial interest                                         --       2,034,631              --
                                                             ==============  ==============  ==============
   Net asset value and redemption price per share            $           --  $        13.42  $           --
                                                             ==============  ==============  ==============

                See accompanying notes to financial statements.

    GLOBAL      INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE  U.S. GOVERNMENT
   BOND FUND       INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND SECURITIES FUND
---------------------------------------------------------------------------------------------
$  670,351,791      $   83,961,186         $   30,145,152     $  159,719,751  $    7,189,151
    18,597,748          12,736,936                826,625         15,107,120         153,351
---------------------------------------------------------------------------------------------
   688,949,539          96,698,122             30,971,777        174,826,871       7,342,502
            75             358,683                    503                  2          22,704
       314,387                  --                     --                 27              --
     2,796,982               7,078                     --                 --              48
     7,805,434             243,680                     --                 --              --
    11,245,966           1,494,887                376,006          2,405,888          51,081
        87,243              13,454                  3,894                197           8,786
---------------------------------------------------------------------------------------------
   711,199,626          98,815,904             31,352,180        177,232,985       7,425,121
---------------------------------------------------------------------------------------------

     8,035,066           1,584,357                252,267                 --              --
            --                  --                     --                 --              --
       701,739               3,700                     --                 --              19
       376,307                  --                     --                 --              --
            --               9,566                     --                 --              --
       332,143              47,246                  7,652             57,340           1,868
        14,398               6,070                  4,750              7,741           4,187
            82               1,711                  1,659              1,772           1,640
         2,797                  --                     --                 --              --
        22,162               1,500                  1,345              1,778           1,463
        82,646              17,722                  7,091             32,662           2,017
       150,178              35,197                 25,946             37,532          23,916
---------------------------------------------------------------------------------------------
     9,717,518           1,707,069                300,710            138,825          35,110
---------------------------------------------------------------------------------------------
$  701,482,108      $   97,108,835         $   31,051,470     $  177,094,160  $    7,390,011
---------------------------------------------------------------------------------------------
$  666,070,746      $   89,548,944         $   30,293,008     $  156,350,656  $    7,323,405
    18,230,620           5,992,899                 17,728          2,774,424          (1,873)
    (1,176,822)        (11,173,670)               (85,891)         2,835,407         (84,872)
    18,357,564          12,740,662                826,625         15,133,673         153,351
---------------------------------------------------------------------------------------------
$  701,482,108      $   97,108,835         $   31,051,470     $  177,094,160  $    7,390,011
---------------------------------------------------------------------------------------------

$  287,830,370      $   97,108,835         $   31,051,470     $  177,094,160  $    7,390,011
---------------------------------------------------------------------------------------------
    18,462,969          12,940,898              3,129,824         13,078,359         670,768
---------------------------------------------------------------------------------------------
$        15.59      $         7.50         $         9.92     $        13.54  $        11.02
---------------------------------------------------------------------------------------------
$  413,651,738      $           --         $           --     $           --  $           --
---------------------------------------------------------------------------------------------
    26,753,359                  --                     --                 --              --
---------------------------------------------------------------------------------------------
$        15.46      $           --         $           --     $           --  $           --
---------------------------------------------------------------------------------------------
$           --      $           --         $           --     $           --  $           --
---------------------------------------------------------------------------------------------
            --                  --                     --                 --              --
---------------------------------------------------------------------------------------------
$           --      $           --         $           --     $           --  $           --
---------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2004

                                                                   BENCHMARK CORE                    FIXED
                                                                     BOND FUND       BOND FUND    INCOME FUND
--------------------------------------------------------------------------------------------------------------
Investment Income
Dividends.........................................................   $         --  $  5,914,885  $  1,034,948
Interest..........................................................        800,897   140,715,823    25,846,756
Less foreign taxes withheld.......................................             --      (274,331)      (29,493)
                                                                     ------------  ------------  ------------
                                                                          800,897   146,356,377    26,852,211
                                                                     ------------  ------------  ------------

EXPENSES
Management fees...................................................         58,532    14,085,400     1,967,326
Service and distribution fees--Retail Class.......................            268       529,511            --
Service and distribution fees--Admin Class........................             --        92,222            --
Trustees' fees and expenses.......................................          9,771       130,833        28,693
Accounting and administrative.....................................         12,802     1,540,403       258,180
Custodian.........................................................         55,768       808,547       168,683
Transfer agent fees--Institutional Class, Retail Class, Admin
  Class...........................................................         26,776       849,938        43,163
Audit and tax services............................................         30,443        70,274        33,719
Registration--Institutional Class, Retail Class, Admin Class......         30,090       149,079        15,974
Shareholder reporting.............................................          1,461       492,570         7,095
Legal.............................................................          1,128       149,274        24,238
Miscellaneous.....................................................          8,098       287,762        63,004
                                                                     ------------  ------------  ------------
Total expenses....................................................        235,137    19,185,813     2,610,075
Less reimbursement/waiver.........................................       (147,072)     (957,447)      (52,551)
                                                                     ------------  ------------  ------------
Net expenses......................................................         88,065    18,228,366     2,557,524
                                                                     ------------  ------------  ------------
Net investment income.............................................        712,832   128,128,011    24,294,687
                                                                     ------------  ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net..................................................       (228,122)  123,510,764    21,412,567
Foreign currency transactions--net................................             --       681,147       119,156

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net..................................................       (131,902)    2,561,577    (1,796,703)
Foreign currency translations--net................................             --        94,652       (14,610)
                                                                     ------------  ------------  ------------
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions...........................................       (360,024)  126,848,140    19,720,410
                                                                     ------------  ------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $    352,808  $254,976,151  $ 44,015,097
                                                                     ============  ============  ============

                See accompanying notes to financial statements.

   GLOBAL       INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE   U.S. GOVERNMENT
  BOND FUND        INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND  SECURITIES FUND
----------------------------------------------------------------------------------------------
$         --          $    423,814           $         --       $    266,603     $         --
  16,902,969             7,335,959              1,623,418          8,828,245          314,642
      (1,224)              (35,638)                    --               (255)              --
----------------------------------------------------------------------------------------------
  16,901,745             7,724,135              1,623,418          9,094,593          314,642
----------------------------------------------------------------------------------------------

   2,575,612               551,345                 98,780            652,322           24,619
     610,714                    --                     --                 --               --
          --                    --                     --                 --               --
      28,021                13,408                 10,424             16,995            9,162
     281,673                60,296                 21,605            107,008            5,385
     266,062                61,158                 42,590             94,643           32,157
     155,410                15,307                 14,532             18,879           17,382
      42,083                37,488                 27,911             32,176           24,504
     127,964                20,944                 18,868             23,161           20,246
     103,437                 7,578                  4,014              4,233            8,386
      28,065                22,484                  1,987             10,003              495
      28,985                16,990                  9,320             25,622               --
----------------------------------------------------------------------------------------------
   4,248,026               806,998                250,031            985,042          142,336
    (220,813)             (117,817)              (101,861)           (88,099)        (101,305)
----------------------------------------------------------------------------------------------
   4,027,213               689,181                148,170            896,943           41,031
----------------------------------------------------------------------------------------------
  12,874,532             7,034,954              1,475,248          8,197,650          273,611
----------------------------------------------------------------------------------------------


   6,043,468             8,338,953                663,256          6,262,798           31,119
     684,658                 9,591                     --             71,129               --

   8,172,078               290,665             (1,053,312)         2,696,126         (138,586)
    (296,703)                 (111)                    --              4,648               --
----------------------------------------------------------------------------------------------

  14,603,501             8,639,098               (390,056)         9,034,701         (107,467)
----------------------------------------------------------------------------------------------

$ 27,478,033          $ 15,674,052           $  1,085,192       $ 17,232,351     $    166,144
----------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Benchmark Core Bond Fund

                                                                               Year Ended         Year Ended
                                                                           September 30, 2004 September 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $   712,832        $   789,884
Net realized gain (loss) on investments and foreign currency transactions        (228,122)           979,907
Change in unrealized appreciation (depreciation) of investments                  (131,902)          (655,947)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from operations                       352,808          1,113,844
----------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (1,018,266)          (657,294)
Retail Class                                                                       (3,038)              (619)
Admin Class                                                                            --               (377)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1,021,304)          (658,290)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     (5,814,825)           716,130
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (6,483,321)         1,171,684
NET ASSETS
Beginning of period                                                            18,789,953         17,618,269
----------------------------------------------------------------------------------------------------------------
End of period                                                                 $12,306,632        $18,789,953
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $   646,839        $   791,646
                                                                           ------------------ ------------------

Bond Fund

                                                                               Year Ended         Year Ended
                                                                           September 30, 2004 September 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                        $  128,128,011     $  106,476,716
Net realized gain (loss) on investments and foreign currency transactions       124,191,911         (8,850,576)
Change in unrealized appreciation (depreciation) of investments                   2,656,229        323,663,649
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from operations                     254,976,151        421,289,789
----------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (122,491,180)      (102,850,567)
Retail Class                                                                    (12,266,630)        (6,701,077)
Admin Class                                                                      (1,087,236)          (613,900)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (135,845,046)      (110,165,544)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS      662,426,985        334,519,643
----------------------------------------------------------------------------------------------------------------
REDEMPTION FEES
Institutional Class                                                                 116,091                 --
Retail Class                                                                         12,649                 --
Admin Class                                                                           1,085                 --
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         781,687,915        645,643,888
NET ASSETS
Beginning of period                                                           1,886,158,322      1,240,514,434
----------------------------------------------------------------------------------------------------------------
End of period                                                                $2,667,846,237     $1,886,158,322
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                          $   44,808,883     $    1,801,699
                                                                           ------------------ ------------------

                See accompanying notes to financial statements.

Fixed Income Fund

                                                                               Year Ended         Year Ended
                                                                           September 30, 2004 September 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $ 24,294,687       $ 26,848,591
Net realized gain (loss) on investments and foreign currency transactions       21,531,723          3,436,448
Change in unrealized appreciation (depreciation) of investments                 (1,811,313)        73,616,355
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from operations                     44,015,097        103,901,394
----------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (28,854,737)       (29,163,220)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     (69,029,922)       (34,358,387)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (53,869,562)        40,379,787
NET ASSETS
Beginning of period                                                            412,521,260        372,141,473
----------------------------------------------------------------------------------------------------------------
End of period                                                                 $358,651,698       $412,521,260
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $ 28,410,055       $ 21,823,582
                                                                           ------------------ ------------------

Global Bond Fund

                                                                               Year Ended         Year Ended
                                                                           September 30, 2004 September 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $ 12,874,532       $  3,973,757
Net realized gain (loss) on investments and foreign currency transactions        6,728,126          4,325,616
Change in unrealized appreciation (depreciation) of investments                  7,875,375          8,309,927
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from operations                     27,478,033         16,609,300
----------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (4,387,120)        (2,178,435)
Retail Class                                                                    (4,027,328)          (558,936)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                             (8,414,448)        (2,737,371)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     543,523,250         68,027,580
----------------------------------------------------------------------------------------------------------------
REDEMPTION FEES
Institutional Class                                                                 34,242                 --
Retail Class                                                                        48,665                 --
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        562,669,742         81,899,509
NET ASSETS
Beginning of period                                                            138,812,366         56,912,857
----------------------------------------------------------------------------------------------------------------
End of period                                                                 $701,482,108       $138,812,366
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $ 18,230,620       $  6,260,268
                                                                           ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Institutional High Income Fund

                                                                               Year Ended         Year Ended
                                                                           September 30, 2004 September 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $ 7,034,954        $ 7,131,139
Net realized gain (loss) on investments and foreign currency transactions       8,348,544           (519,005)
Change in unrealized appreciation (depreciation) of investments                   290,554         20,673,751
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from operations                    15,674,052         27,285,885
----------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (7,853,152)        (2,101,149)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS      3,146,903          3,901,310
----------------------------------------------------------------------------------------------------------------
REDEMPTION FEES
Institutional Class                                                                    --                 19
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        10,967,803         29,086,065
NET ASSETS
Beginning of period                                                            86,141,032         57,054,967
----------------------------------------------------------------------------------------------------------------
End of period                                                                 $97,108,835        $86,141,032
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $ 5,992,899        $ 5,760,057
                                                                           ------------------ ------------------

Intermediate Duration Fixed Income Fund

                                                                               Year Ended         Year Ended
                                                                           September 30, 2004 September 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $ 1,475,248        $ 1,952,851
Net realized gain (loss) on investments and foreign currency transactions         663,256             22,348
Change in unrealized appreciation (depreciation) of investments                (1,053,312)         1,935,960
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from operations                     1,085,192          3,911,159
----------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (1,737,677)        (2,022,513)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     (5,398,608)        (5,520,543)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (6,051,093)        (3,631,897)
NET ASSETS
Beginning of period                                                            37,102,563         40,734,460
----------------------------------------------------------------------------------------------------------------
End of period                                                                 $31,051,470        $37,102,563
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $    17,728        $   127,749
                                                                           ------------------ ------------------

                See accompanying notes to financial statements.

Investment Grade Fixed Income Fund


                                                                               Year Ended         Year Ended
                                                                           September 30, 2004 September 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $  8,197,650       $  8,460,061
Net realized gain (loss) on investments and foreign currency transactions        6,333,927          5,426,945
Change in unrealized appreciation (depreciation) of investments                  2,700,774         14,862,446
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from operations                     17,232,351         28,749,452
----------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (10,687,184)        (8,566,563)
CAPITAL GAINS:
Institutional Class                                                             (4,492,034)          (510,543)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (15,179,218)        (9,077,106)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS      32,770,001        (13,442,996)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         34,823,134          6,229,350
NET ASSETS
Beginning of period                                                            142,271,026        136,041,676
----------------------------------------------------------------------------------------------------------------
End of period                                                                 $177,094,160       $142,271,026
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $  2,774,424       $  2,002,745
                                                                           ------------------ ------------------

U.S. Government Securities Fund

                                                                               Year Ended         Year Ended
                                                                           September 30, 2004 September 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $   273,611        $   444,050
Net realized gain (loss) on investments and foreign currency transactions          31,119            328,629
Change in unrealized appreciation (depreciation) of investments                  (138,586)          (351,722)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from operations                       166,144            420,957
----------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                              (391,926)          (526,000)
CAPITAL GAINS:
Institutional Class                                                              (224,515)          (326,368)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                              (616,441)          (852,368)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     (1,708,646)        (3,511,709)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (2,158,943)        (3,943,120)
NET ASSETS
Beginning of period                                                             9,548,954         13,492,074
----------------------------------------------------------------------------------------------------------------
End of period                                                                 $ 7,390,011        $ 9,548,954
                                                                           ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                  $    (1,873)       $    62,449
                                                                           ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS


                            Income (Loss) from Investment
                                     Operations:                    Less Distributions:
                         -------------------------------------  ----------------------------
              Net asset
                value,               Net realized                 Dividends    Distributions
              beginning     Net     and unrealized Total from        from        from net
                  of     investment gain (loss) on investment   net investment   realized
              the period   income    investments   operations       income     capital gains
--------------------------------------------------------------------------------------------
BENCHMARK CORE BOND FUND

INSTITUTIONAL CLASS
9/30/2004....   $10.68     $0.38(d)     $(0.02)      $ 0.36         $(0.51)         $--
9/30/2003....    10.59      0.39(d)       0.11         0.50          (0.41)          --
9/30/2002+...    10.80      0.60(d)       0.09         0.69          (0.90)          --
9/30/2001....    10.51      0.71(d)       0.47         1.18          (0.89)          --
9/30/2000....    10.55      0.69(d)      (0.12)        0.57          (0.61)          --

RETAIL CLASS
9/30/2004....   $10.65     $0.36(d)     $(0.01)      $ 0.35         $(0.51)         $--
9/30/2003....    10.58      0.37(d)       0.09         0.46          (0.39)          --
9/30/2002+*..    10.04      0.20(d)       0.34         0.54             --           --

BOND FUND

INSTITUTIONAL CLASS
9/30/2004....   $12.66     $0.72(d)     $ 0.82       $ 1.54         $(0.74)         $--
9/30/2003....    10.33      0.78(d)       2.34         3.12          (0.79)          --
9/30/2002+/+/    10.39      0.82(d)      (0.06)        0.76          (0.82)          --
9/30/2001....    11.53      0.94(d)      (0.91)        0.03          (1.17)          --
9/30/2000....    11.70      0.96         (0.20)        0.76          (0.93)          --

RETAIL CLASS
9/30/2004....   $12.65     $0.69(d)     $ 0.82       $ 1.51         $(0.72)         $--
9/30/2003....    10.33      0.75(d)       2.34         3.09          (0.77)          --
9/30/2002+/+/    10.39      0.79(d)      (0.05)        0.74          (0.80)          --
9/30/2001....    11.52      0.91(d)      (0.91)        0.00          (1.13)          --
9/30/2000....    11.69      0.92         (0.19)        0.73          (0.90)          --

ADMIN CLASS
9/30/2004....   $12.64     $0.65(d)     $ 0.82       $ 1.47         $(0.69)         $--
9/30/2003....    10.32      0.72(d)       2.34         3.06          (0.74)          --
9/30/2002+/+/    10.38      0.76(d)      (0.05)        0.71          (0.77)          --
9/30/2001....    11.52      0.88(d)      (0.92)       (0.04)         (1.10)          --
9/30/2000....    11.69      0.86         (0.16)        0.70          (0.87)          --

* From commencement of class operations on May 1, 2002 through September 30, 2002. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Computed on an annualized basis for periods less than one year. (d) Per share net investment income
(loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.03 and $0.03 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.03 and $0.03 per share, respectively and a decrease to the ratio of net investment income to average net assets from 6.10% to 5.77% and 5.39% to 4.60% respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
 ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                See accompanying notes to financial statements.

                                                           Ratios to Average Net Assets:
--------------                                           ----------------------------------
                           Net asset         Net assets,
                             value,   Total    end of       Net     Gross   Net investment Portfolio
    Total     Redemption   end of the return the period  Expenses  Expenses income (loss)  turnover
distributions    fees        period   (%)(a)    (000)    (%)(b)(c)  (%)(c)      (%)(c)      rate(%)
----------------------------------------------------------------------------------------------------

   $(0.51)      $  --        $10.53     3.6  $   12,115    0.45       1.20       3.65         116
    (0.41)         --         10.68     4.8      18,763    0.45       1.08       3.69         202
    (0.90)         --         10.59     6.9      17,594    0.45       1.28       5.77          94
    (0.89)         --         10.80    11.9      16,476    0.47       1.08       6.78          85
    (0.61)         --         10.51     5.8      16,107    0.53       0.90       6.74          69

   $(0.51)      $  --        $10.49     3.4  $      191    0.70       1.45       3.47         116
    (0.39)         --         10.65     4.5          27    0.70      41.18       3.52         202
       --          --         10.58     5.4          13    0.70     214.46       4.60          94


   $(0.74)      $0.00(e)     $13.46    12.5  $2,365,199    0.75       0.79       5.48          42
    (0.79)         --         12.66    30.9   1,730,165    0.75       0.78       6.64          35
    (0.82)         --         10.33     7.5   1,172,286    0.75       0.79       7.76          22
    (1.17)         --         10.39     0.3   1,383,951    0.75       0.78       8.52          20
    (0.93)         --         11.53     6.7   1,670,825    0.75       0.76       8.32          17

   $(0.72)      $0.00/(e)/   $13.44    12.2  $  275,349    1.00       1.04       5.24          42
    (0.77)         --         12.65    30.6     143,932    1.00       1.07       6.35          35
    (0.80)         --         10.33     7.3      61,845    1.00       1.14       7.51          22
    (1.13)         --         10.39     0.1      77,035    1.00       1.13       8.28          20
    (0.90)         --         11.52     6.5      78,039    1.00       1.08       8.10          17

   $(0.69)      $0.00(e)     $13.42    11.9  $   27,299    1.25       1.29       4.99          42
    (0.74)         --         12.64    30.4      12,061    1.25       1.40       6.13          35
    (0.77)         --         10.32     7.0       6,383    1.25       1.68       7.22          22
    (1.10)         --         10.38    (0.3)      5,498    1.25       1.71       8.02          20
    (0.87)         --         11.52     6.2       3,736    1.25       1.98       7.90          17

                See accompanying notes to financial statements.

                               Income (loss) from Investment Operations:       Less Distributions:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                    Dividends    Distributions
                    beginning     Net       and unrealized   Total from         from        from net
                        of     investment   gain (loss) on   investment    net investment   realized
                    the period income(a)     investments     operations        income     capital gains
-------------------------------------------------------------------------------------------------------
FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2004..........   $13.24     $0.82          $ 0.79         $ 1.61          $(0.92)       $   --
9/30/2003..........    10.95      0.84            2.40           3.24           (0.95)           --
9/30/2002+.........    11.23      0.87           (0.15)          0.72           (1.00)           --
9/30/2001..........    11.95      0.96           (0.78)          0.18           (0.90)           --
9/30/2000..........    12.09      0.99           (0.30)          0.69           (0.83)           --

GLOBAL BOND FUND

INSTITUTIONAL CLASS
9/30/2004..........   $14.93     $0.48          $ 0.78         $ 1.26          $(0.60)       $   --
9/30/2003..........    12.68      0.62            2.25           2.87           (0.62)           --
9/30/2002+/+/......    11.08      0.68            0.92           1.60              --            --
9/30/2001..........    10.93      0.72            0.07           0.79           (0.60)        (0.04)
9/30/2000..........    12.60      0.76           (1.33)         (0.57)          (0.67)        (0.43)

RETAIL CLASS
9/30/2004..........   $14.83     $0.43          $ 0.79         $ 1.22          $(0.59)       $   --
9/30/2003..........    12.62      0.58            2.24           2.82           (0.61)           --
9/30/2002+/+/......    11.06      0.65            0.91           1.56              --            --
9/30/2001..........    10.91      0.69            0.07           0.76           (0.57)        (0.04)
9/30/2000..........    12.57      0.73           (1.32)         (0.59)          (0.64)        (0.43)



(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (d) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Funds's net investment income and net realized and unrealized gain
(loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                        Ratios to Average Net Assets:
--------------                                         ---------------------------------
                         Net asset         Net assets,
                           value,   Total    end of      Net     Gross   Net investment Portfolio
    Total     Redemption end of the return the period  Expenses Expenses income (loss)  turnover
distributions    fees      period   (%)(b)    (000)     (%)(c)    (%)         (%)        rate(%)
-------------------------------------------------------------------------------------------------

   $(0.92)      $  --      $13.93    12.6   $358,652     0.65     0.66        6.17          35
    (0.95)         --       13.24    31.5    412,521     0.65     0.67        7.03          33
    (1.00)         --       10.95     6.7    372,141     0.65     0.70        7.87          21
    (0.90)         --       11.23     1.6    420,091     0.65     0.68        8.39          24
    (0.83)         --       11.95     5.9    427,730     0.63     0.63        8.34          19


   $(0.60)      $0.00(d)   $15.59     8.6   $287,830     0.80     0.85        3.15          61
    (0.62)         --       14.93    23.4     83,325     0.90     0.94        4.50         107
       --          --       12.68    14.4     44,810     0.90     1.07        5.78          65
    (0.64)         --       11.08     7.7     37,681     0.90     1.09        6.65          58
    (1.10)         --       10.93    (5.0)    37,035     0.90     1.12        6.64          17

   $(0.59)      $0.00(d)   $15.46     8.4   $413,652     1.04     1.10        2.88          61
    (0.61)         --       14.83    23.1     55,487     1.15     1.21        4.13         107
       --          --       12.62    14.1     12,103     1.15     1.47        5.53          65
    (0.61)         --       11.06     7.4     10,375     1.15     1.47        6.42          58
    (1.07)         --       10.91    (5.2)    11,721     1.15     1.51        6.41          17

                See accompanying notes to financial statements.

                               Income (loss) from Investment Operations:       Less Distributions:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                    Dividends    Distributions
                    beginning     Net       and unrealized   Total from         from        from net
                        of     investment   gain (loss) on   investment    net investment   realized
                    the period   income      investments     operations        income     capital gains
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL HIGH INCOME FUND

INSTITUTIONAL CLASS
9/30/2004..........   $ 6.91     $0.55(d)       $ 0.66         $ 1.21          $(0.62)       $   --
9/30/2003..........     4.81      0.59(d)         1.69           2.28           (0.18)           --
9/30/2002+.........     6.50      0.68(d)        (0.96)         (0.28)          (1.41)           --
9/30/2001..........     8.33      0.91(d)        (1.93)         (1.02)          (0.81)           --
9/30/2000..........     8.40      0.94(d)        (0.11)          0.83           (0.90)           --

INTERMEDIATE DURATION FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2004..........   $10.10     $0.45(d)       $(0.10)        $ 0.35          $(0.53)       $   --
9/30/2003..........     9.62      0.51(d)         0.49           1.00           (0.52)           --
9/30/2002+/+/......    10.13      0.60(d)        (0.50)          0.10           (0.60)        (0.01)
9/30/2001..........     9.55      0.64(d)         0.57           1.21           (0.63)           --
9/30/2000..........     9.53      0.62            0.01           0.63           (0.61)           --

INVESTMENT GRADE FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2004..........   $13.38     $0.67(d)       $ 0.75         $ 1.42          $(0.88)       $(0.38)
9/30/2003..........    11.56      0.77(d)         1.87           2.64           (0.78)        (0.04)
9/30/2002+/++/.....    11.16      0.77(d)         0.35           1.12           (0.66)        (0.06)
9/30/2001..........    11.00      0.81(d)         0.15           0.96           (0.79)        (0.01)
9/30/2000..........    11.02      0.82            0.00(e)        0.82           (0.79)        (0.05)

U.S. GOVERNMENT SECURITIES FUND

INSTITUTIONAL CLASS
9/30/2004..........   $11.60     $0.37(d)       $(0.12)        $ 0.25          $(0.54)       $(0.29)
9/30/2003..........    11.94      0.43(d)         0.05           0.48           (0.53)        (0.29)
9/30/2002+/+++/....    11.19      0.51(d)         0.83           1.34           (0.59)           --
9/30/2001..........    10.62      0.62(d)         0.70           1.32           (0.75)           --
9/30/2000..........    10.38      0.68            0.22           0.90           (0.66)           --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Computed on an annualized basis for periods less than one year. (d) Per share net investment income
(loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investment by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. +++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investments by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                         Ratios to Average Net Assets:
--------------                                         ----------------------------------
                         Net asset         Net assets,
                           value,   Total    end of       Net     Gross   Net investment Portfolio
    Total     Redemption   end of   return the period  Expenses  Expenses income (loss)  turnover
distributions    fees    the period (%)(a)    (000)    (%)(b)(c)  (%)(c)      (%)(c)      rate(%)
--------------------------------------------------------------------------------------------------

   $(0.62)      $  --      $ 7.50    18.1   $ 97,109     0.75      0.88        7.66          59
    (0.18)       0.00(e)     6.91    48.7     86,141     0.75      0.91       10.01          53
    (1.41)         --        4.81    (6.0)    57,055     0.75      1.10       11.61          32
    (0.81)         --        6.50   (12.6)    31,972     0.75      1.03       12.64          43
    (0.90)         --        8.33    10.2     39,619     0.75      1.03       11.22          28


   $(0.53)      $  --      $ 9.92     3.6   $ 31,051     0.45      0.76        4.48          48
    (0.52)         --       10.10    10.7     37,103     0.45      0.74        5.15          63
    (0.61)         --        9.62     1.0     40,734     0.45      0.83        6.13          24
    (0.63)         --       10.13    13.0     23,568     0.48      0.89        6.48          19
    (0.61)         --        9.55     6.9     20,580     0.55      0.99        6.65          20


   $(1.26)      $  --      $13.54    11.1   $177,094     0.55      0.60        5.03          34
    (0.82)         --       13.38    23.8    142,271     0.55      0.62        6.22          32
    (0.72)         --       11.56    10.4    136,042     0.55      0.64        6.76          20
    (0.80)         --       11.16     9.0    148,168     0.55      0.62        7.25          14
    (0.84)         --       11.00     7.7    153,412     0.55      0.58        7.45          18


   $(0.83)      $  --      $11.02     2.3   $  7,390     0.50      1.73        3.33          99
    (0.82)         --       11.60     4.3      9,549     0.50      1.28        3.68          60
    (0.59)         --       11.94    12.4     13,492     0.50      1.16        4.58         101
    (0.75)         --       11.19    12.9     15,018     0.50      1.25        5.63         124
    (0.66)         --       10.62     9.1     11,495     0.50      1.24        6.17          86

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED, SEPTEMBER 30, 2004

   1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of certain Funds in the Trust were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust, the financial statements for the equity funds are presented in separate reports. The following Funds are included in this report:

   Loomis Sayles Benchmark Core Bond Fund (the "Benchmark Core Bond Fund") Loomis Sayles Bond Fund (the "Bond Fund")
   Loomis Sayles Fixed Income Fund (the "Fixed Income Fund")
   Loomis Sayles Global Bond Fund (the "Global Bond Fund")
   Loomis Sayles Institutional High Income Fund (the "Institutional High Income Fund")
   Loomis Sayles Intermediate Duration Fixed Income Fund (the "Intermediate Duration Fixed Income Fund")
   Loomis Sayles Investment Grade Fixed Income Fund (the "Investment Grade Fixed Income Fund")
   Loomis Sayles U.S. Government Securities Fund (the "U.S. Government Securities Fund")

   Each Fund offers Institutional Class Shares. Benchmark Core Bond Fund, Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

   Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

   2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

   The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

   B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

   C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

   Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

   Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

   Each Fund (except U.S. Government Securities Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

   D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

   All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, the Global Bond Fund had the following open forward foreign currency exchange contract:

                             Local     Aggregate                Unrealized
                 Delivery   Currency     Face        Total     Appreciation
                   Date      Amount     Amount       Value    (Depreciation)
   -------------------------------------------------------------------------
    Euro (sell) 12/21/2004 21,840,000 $26,761,644 $27,137,951   $(376,307)

   E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

FOR THE YEAR ENDED, SEPTEMBER 30, 2004


F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as redemptions in kind, foreign currency transactions, defaulted bond interest, premium amortization accruals, distributions from real estate investment trusts and reclassification of paydown gains and losses. Temporary differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals, defaulted bond income accruals, corporate action basis adjustments, mark-to-market on forward currency contracts and wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

   3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2004, purchases and sales of securities (excluding short-term investments) were as follows:

                                        U.S. Government/Agencies      Other Securities
-                                       ------------------------- -------------------------
Fund                                     Purchases      Sales      Purchases      Sales
----                                    ------------ ------------ ------------ ------------
Benchmark Core Bond Fund                $ 14,101,552 $ 16,518,438 $  7,287,532 $  8,607,325
Bond Fund                                427,521,992  194,776,124  993,864,306  739,832,432
Fixed Income Fund                         36,013,420   48,953,104   97,684,855  157,067,181
Global Bond Fund                         132,074,999   45,150,522  638,974,398  204,547,746
Institutional High Income Fund                    --           --   53,159,066   52,433,436
Intermediate Duration Fixed Income Fund    5,348,091    3,156,155    9,833,380   17,503,485
Investment Grade Fixed Income Fund        22,987,595   12,384,996   41,114,267   39,496,759
U.S. Government Securities Fund            7,901,196    8,995,868           --           --

4. Management Fees and Other Transactions with Affiliates.

   A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the year ended September 30, 2004, provided for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2005, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                                   Expense Limit as a Percentage of
                                                    Average Daily Net Assets
-                                                  --------------------------------
                                        Management Institutional   Retail   Admin
Fund                                       Fees        Class       Class    Class
----                                    ---------- -------------   ------   -----
Benchmark Core Bond Fund                  0.30%        0.45%       0.70%     --
Bond Fund                                 0.60%        0.75%       1.00%    1.25%
Fixed Income Fund                         0.50%        0.65%        --       --
Global Bond Fund                          0.60%        0.75%       1.00%     --
Institutional High Income Fund            0.60%        0.75%        --       --
Intermediate Duration Fixed Income Fund   0.30%        0.45%        --       --
Investment Grade Fixed Income Fund        0.40%        0.55%        --       --
U.S. Government Securities Fund           0.30%        0.50%        --       --

   Prior to July 1, 2004, the expense limits as a percentage of average net assets for Global Bond Fund Institutional Class and Retail Class were 0.90% and 1.15%, respectively.

   For the year ended September 30, 2004, the management fees and waivers of management fees for each Fund were as follows:

                                                                      Percentage of
                                     Gross     Waiver of     Net      Average Daily Net Assets
-                                  Management  Management Management  ------------------------
Fund                                  Fee         Fee        Fee      Gross         Net
----                               ----------- ---------- ----------- -----           -----
Benchmark Core Bond Fund.......... $    58,532  $ 58,532  $        -- 0.30%        0.00%
Bond Fund.........................  14,085,400   950,102   13,135,298 0.60%        0.56%
Fixed Income Fund.................   1,967,326    52,551    1,914,775 0.50%        0.49%
Global Bond Fund..................   2,575,612   211,372    2,364,240 0.60%        0.55%
Institutional High Income Fund....     551,345   117,817      433,528 0.60%        0.47%
Intermediate Duration Fixed Income
  Fund............................      98,780    98,780           -- 0.30%         --
Investment Grade Fixed Income
  Fund............................     652,322    88,099      564,223 0.40%        0.35%
U.S. Government Securities Fund...      24,619    24,619           -- 0.30%         --

   For the year ended September 30, 2004, in addition to the waiver of management fees, Class level expenses have been reimbursed as follows:

Fund             Amount
----             ------
Bond Fund....... $7,345
Global Bond Fund  9,441

   For the year ended September 30, 2004, the investment advisor reimbursed $88,540 of other expenses to the Benchmark Core Bond Fund, $3,081 of other expenses to the Intermediate Duration Fixed Income Fund and $76,686 of other expenses to the U.S. Government Securities Fund.

   Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse Nationales des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as Caisses d' Epargne; and CNP Assurances, a large French life insurance company.

   B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds II), the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

(1)Percentage of Average Daily Net Assets

                       First         Next       Over
                       $5 billion $5 billion $10 billion
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

(2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

FOR THE YEAR ENDED, SEPTEMBER 30, 2004


   For the year ended September 30, 2004, fees paid to CIS for accounting and administrative expense were as follows:

                                        Accounting and
Fund                                    Administrative
----                                    --------------
Benchmark Core Bond Fund...............   $   12,802
Bond Fund..............................    1,540,403
Fixed Income Fund......................      258,180
Global Bond Fund.......................      281,673
Institutional High Income Fund.........       60,296
Intermediate Duration Fixed Income Fund       21,605
Investment Grade Fixed Income Fund.....      107,008
U.S. Government Securities Fund........        5,385

   C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

   Benchmark Core Bond Fund, Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund and U.S. Government Securities Fund pay service fees monthly to CIS representing the higher amount based on the following calculations:

(1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.01% to the eligible average daily net assets. Eligible assets are the average daily net assets of all Institutional Funds*.

             Each Class is subject to a monthly minimum fee of $1,000 allocated based on the combined net assets of Institutional Class and Retail Class as applicable.

             or

(2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $100,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $29,315.

* Institutional Funds consist of Benchmark Core Bond Fund, Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund, U.S. Government Securities Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Company Growth Fund.

   Bond Fund and Global Bond Fund pay service fees monthly to CIS representing the higher amount based on the following calculations:

(1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

             Each Class of shares is subject to a monthly Class minimum of $1,250 allocated based on the combined net assets of Class Y, Institutional Class, Retail Class and Admin Class as applicable.

or

(2)An allocated portion, based on eligible assets of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004 of $650,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $190,547.

* No Load Retail Funds consist of Bond Fund, Global Bond Fund, Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts.

   CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

   For the year ended September 30, 2004, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                        Transfer
Fund                                    Agent Fee
----                                    ---------
Benchmark Core Bond Fund............... $ 24,000
Bond Fund..............................  620,929
Fixed Income Fund......................   39,376
Global Bond Fund.......................  111,641
Institutional High Income Fund.........   12,000
Intermediate Duration Fixed Income Fund   12,000
Investment Grade Fixed Income Fund.....   16,318
U.S. Government Securities Fund........   12,000

   D. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the various Funds of the Trust.

   Pursuant to Rule 12b-1 under the 1940 Act, Benchmark Core Bond Fund, Bond Fund and Global Bond Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay a shareholder service fee at an annual rate of 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

   E. TRUSTEES FEES AND EXPENSES. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

   Prior to July 1, 2004, the Trust paid each independent trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or Committee meetings per year.

   A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

FOR THE YEAR ENDED, SEPTEMBER 30, 2004


   F. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the year ended September 30, 2004, amounts paid to CIS as compensation for these services were as follows:

                                         Publishing
Fund                                    Services Fee
----                                    ------------
Benchmark Core Bond Fund...............     $109
Bond Fund..............................      109
Fixed Income Fund......................       53
Global Bond Fund.......................      109
Institutional High Income Fund.........       53
Intermediate Duration Fixed Income Fund       53
Investment Grade Fixed Income Fund.....       53
U.S. Government Securities Fund........       53

   G. REDEMPTION FEES. Shareholders of the Bond Fund and Global Bond Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

   5. LINE OF CREDIT. Benchmark Core Bond Fund, Bond Fund, Global Bond Fund and U.S. Government Securities Fund, together with certain other Funds of the Loomis Sayles Funds Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2004, the Funds had no borrowings under the agreement.

   6. SHAREHOLDERS. At September 30, 2004, the Loomis-Sayles Funded Pension Plan ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                     Profit Sharing
Fund                                    Pension Plan Retirement Plan
----                                    ------------ ---------------
Benchmark Core Bond Fund...............   162,581          46,046
Bond Fund..............................   889,285       1,086,578
Global Bond Fund.......................   696,518         281,016
Institutional High Income Fund.........   673,017         672,558
Intermediate Duration Fixed Income Fund        --         106,023
U.S. Government Securities Fund........        --          93,737

   At September 30, 2004, Loomis Sayles owned 26,099 shares, equating to 3.89% of U.S. Government Securities Fund shares outstanding and 1,086 shares, equating to .09% of Benchmark Core Bond Fund. In addition, two individuals affiliated with Institutional High Income Fund held approximately 15.07% of the Fund's total outstanding shares.

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                  BENCHMARK CORE BOND FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares         Amount         Shares       Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------  ------------
Issued from the sale of shares          729,715    $  7,615,968     2,422,176  $ 25,428,179
Issued in connection with
  the reinvestment of distributions     100,025       1,018,261        63,568       657,289
Redeemed                               (296,867)     (3,017,082)   (2,390,148)  (25,372,394)
Redeemed in kind*                    (1,140,103)    (11,594,851)           --            --
--------------------------------------------------------------------------------------------
Net change                             (607,230)   $ (5,977,704)       95,596  $    713,074
                                     ----------    --------------  ----------  ------------

                                       Shares         Amount         Shares+      Amount+
RETAIL CLASS                         ----------    ------------    ----------  ------------
Issued from the sale of shares           18,886    $    195,629        21,698  $    226,483
Issued in connection with
  the reinvestment of distributions         110           1,119            46           483
Issued in Admin Class Conversion             --              --            11           120
Redeemed                                 (3,327)        (33,869)      (20,427)     (213,206)
--------------------------------------------------------------------------------------------
Net change                               15,669    $    162,879         1,328  $     13,880
                                     ----------    --------------  ----------  ------------

                                                                     Shares+      Amount+
ADMIN CLASS                                                        ----------  ------------
Issued from the sale of shares                                             --  $         --
Issued in connection with
  the reinvestment of distributions                                        36           373
Redeemed                                                               (1,036)      (11,077)
Redeemed in Admin Class Conversion                                        (11)         (120)
                                                                   ----------  ------------
Net change                                                             (1,011) $    (10,824)
                                                                   ----------  ------------
+On May 21, 2003, the outstanding Admin Class Shares were automatically converted into
 Retail Class Shares.
*Redeemed in kind to a shareholder on June 25, 2004 for $11,224,485 in securities,
 $104,145 in accrued interest, and $266,221 in cash.

                                                            BOND FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ---------------------------   ----------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   --------------  -----------   -------------
Issued from the sale of shares        83,292,406   $1,104,544,259   73,324,254   $ 865,368,126
Issued in connection with the
  reinvestment of distributions        8,109,317      106,866,203    8,047,516      95,729,467
Redeemed                             (52,330,944)    (684,571,795) (58,178,892)   (694,716,068)
------------------------------------------------------------------------------------------------
Net change                            39,070,779   $  526,838,667   23,192,878   $ 266,381,525
                                     -----------   --------------  ------------  --------------

                                        Shares         Amount         Shares         Amount
RETAIL CLASS                         -----------   --------------  -----------   -------------
Issued from the sale of shares        14,981,168   $  197,751,341   10,698,127   $ 126,724,696
Issued in connection with the
  reinvestment of distributions          818,810       10,777,230      501,537       6,020,082
Redeemed                              (6,689,612)     (87,290,333)  (5,810,220)    (68,583,285)
------------------------------------------------------------------------------------------------
Net change                             9,110,366   $  121,238,238    5,389,444   $  64,161,493
                                     -----------   --------------  ------------  --------------

                                        Shares         Amount         Shares         Amount
ADMIN CLASS                          -----------   --------------  -----------   -------------
Issued from the sale of shares         1,732,050   $   22,859,859      734,063   $   8,650,325
Issued in connection with the
  reinvestment of distributions           55,426          730,228       28,653         343,812
Redeemed                                (707,119)      (9,240,007)    (426,792)     (5,017,512)
------------------------------------------------------------------------------------------------
Net change                             1,080,357   $   14,350,080      335,924   $   3,976,625
                                     -----------   --------------  ------------  --------------

FOR THE YEAR ENDED, SEPTEMBER 30, 2004


                                                      FIXED INCOME FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares          Amount        Shares       Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------  ------------
Issued from the sale of shares......  1,007,726    $  13,816,868       51,677  $    669,700
Issued in connection with the.......
  reinvestment of distributions.....  2,195,946       28,854,728    2,687,854    29,163,210
Redeemed............................ (8,613,412)    (111,701,518)  (5,584,613)  (64,191,297)
--------------------------------------------------------------------------------------------
Net change.......................... (5,409,740)   $ (69,029,922)  (2,845,082) $(34,358,387)
                                     ----------    --------------  ----------  ------------

                                                       GLOBAL BOND FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares          Amount        Shares       Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------  ------------
Issued from the sale of shares...... 14,284,726    $ 216,397,662    6,826,866  $ 96,070,233
Issued in connection with the.......
  reinvestment of distributions.....    221,015        3,315,228      167,510     2,149,151
Redeemed............................ (1,624,910)     (24,571,286)  (4,945,203)  (69,473,498)
--------------------------------------------------------------------------------------------
Net change.......................... 12,880,831    $ 195,141,604    2,049,173  $ 28,745,886
                                     ----------    --------------  ----------  ------------

                                       Shares          Amount        Shares       Amount
RETAIL CLASS                         ----------    -------------   ----------  ------------
Issued from the sale of shares...... 27,817,273    $ 420,172,110    5,094,560  $ 71,990,932
Issued in connection with the.......
  reinvestment of distributions.....    253,905        3,783,184       42,406       541,523
Redeemed............................ (5,059,529)     (75,573,648)  (2,353,971)  (33,250,761)
--------------------------------------------------------------------------------------------
Net change.......................... 23,011,649    $ 348,381,646    2,782,995  $ 39,281,694
                                     ----------    --------------  ----------  ------------

                                                INSTITUTIONAL HIGH INCOME FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares          Amount        Shares       Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------  ------------
Issued from the sale of shares......  2,969,710    $  21,254,761    3,390,595  $ 21,662,281
Issued in connection with the.......
  reinvestment of distributions.....    818,610        5,763,013      366,537     1,902,330
Redeemed............................ (3,305,132)     (23,870,871)  (3,165,620)  (19,663,301)
--------------------------------------------------------------------------------------------
Net change..........................    483,188    $   3,146,903      591,512  $  3,901,310
                                     ----------    --------------  ----------  ------------

                                           INTERMEDIATE DURATION FIXED INCOME FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares          Amount        Shares       Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------  ------------
Issued from the sale of shares......    311,432    $   3,115,510      431,215  $  4,298,793
Issued in connection with the.......
  reinvestment of distributions.....    106,401        1,059,666      150,813     1,478,480
Redeemed............................   (961,946)      (9,573,784)  (1,141,662)  (11,297,816)
--------------------------------------------------------------------------------------------
Net change..........................   (544,113)   $  (5,398,608)    (559,634) $ (5,520,543)
                                     ----------    --------------  ----------  ------------


                                             INVESTMENT GRADE FIXED INCOME FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares         Amount         Shares       Amount
INSTITUTIONAL CLASS                  ---------     ------------    ----------  ------------
Issued from the sale of shares...... 1,938,481     $ 26,097,555       366,484  $  4,309,417
Issued in connection with the.......
  reinvestment of distributions..... 1,002,824       13,326,409       661,621     8,042,325
Issued from Subscriptions-in-kind*..   372,856        5,000,000            --            --
Redeemed............................  (868,554)     (11,653,963)   (2,162,360)  (25,794,738)
--------------------------------------------------------------------------------------------
Net change.......................... 2,445,607     $ 32,770,001    (1,134,255) $(13,442,996)
                                     ---------     --------------  ----------  ------------
*Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles
 Investment Grade Fixed Income Fund to shareholders thereof and contributed to the
 Fund in-kind by such shareholders on January 5, 2004. Contribution includes
 $4,039,173 of securities, $958,148 in cash and $2,679 in receivables.

                                              U.S. GOVERNMENT SECURITIES FUND

                                                                   Year Ended September 30,
                                     Year Ended September 30, 2004           2003
                                     ----------------------------  ------------------------

                                       Shares         Amount         Shares       Amount
INSTITUTIONAL CLASS                  ---------     ------------    ----------  ------------
Issued from the sale of shares......    84,353     $    933,352       773,246  $  8,923,630
Issued in connection with the.......
  reinvestment of distributions.....    46,319          512,598        62,260       715,212
Redeemed............................  (283,167)      (3,154,596)   (1,142,525)  (13,150,551)
--------------------------------------------------------------------------------------------
Net change..........................  (152,495)    $ (1,708,646)     (307,019) $ (3,511,709)
                                     ---------     --------------  ----------  ------------

   8. ADDITIONAL TAX INFORMATION. The tax character of distributions paid to shareholders during the years ended September 30, 2004 and 2003 were as follows:

                                  2004 Distributions Paid From:            2003 Distributions Paid From:
                            ----------------------------------------- ---------------------------------------
                              Ordinary      Long-Term                   Ordinary     Long-Term
                               Income     Capital Gains     Total        Income    Capital Gains    Total
                            ------------- ------------- ------------- ------------ ------------- ------------
Benchmark Core Bond
  Fund..................... $   1,021,304  $       --   $   1,021,304 $    658,290   $     --    $    658,290
Bond Fund..................   135,845,046          --     135,845,046  110,165,544         --     110,165,544
Fixed Income Fund..........    28,854,737          --      28,854,737   29,163,220         --      29,163,220
Global Bond Fund...........     8,414,448          --       8,414,448    2,737,371         --       2,737,371
Institutional High Income
  Fund.....................     7,853,152          --       7,853,152    2,101,149         --       2,101,149
Intermediate Duration Fixed
  Income Fund..............     1,737,677          --       1,737,677    2,022,513         --       2,022,513
Investment Grade Fixed
  Income Fund..............    10,849,010   4,330,208      15,179,218    8,646,109    430,997       9,077,106
U.S. Government Securities
  Fund.....................       392,445     223,996         616,441      603,386    248,982         852,368

   9. SUBSEQUENT EVENTS.

   A. CORPORATE NAME CHANGE.

    Old Name                       New Name
    --------                       --------
    CDC IXIS Asset Management
      Distributors, L.P........... IXIS Asset Management Distributors, L.P.
    CDC IXIS Asset Management
      Services, Inc............... IXIS Asset Management Services Company

   B. EFFECTIVE DECEMBER 15, 2004, THE U.S. GOVERNMENT SECURITIES FUND'S NAME AND INVESTMENT STRATEGY WILL CHANGE. THE FUND WILL BE NAMED THE LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND, AND ITS STRATEGY WILL EMPHASIZE INFLATION-PROTECTED DEBT SECURITIES ISSUED BY THE U.S. TREASURY (TIPS). THE PRINCIPAL VALUE OF THESE TYPES OF SECURITIES ARE PERIODICALLY ADJUSTED ACCORDING TO THE RATE OF INFLATION AND REPAYMENT OF THE ORIGINAL BONDS IS GUARANTEED BY THE U.S. GOVERNMENT.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Board of Trustees and Shareholders of Loomis Sayles Funds I

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles U.S. Government Securities Fund, each a series of Loomis Sayles Funds I (collectively, the "Funds"), at September 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP

   Boston, Massachusetts
   November 16, 2004

2004 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

   CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2004, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

               Fund                Qualifying Percentage
               ----                ---------------------
Bond Fund.........................         2.18%
Fixed Income Fund.................         2.61
Institutional High Income Fund....         2.61
Investment Grade Fixed Income Fund         2.28

   CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2004.

Fund                                  Amount
----                               ------------
Investment Grade Fixed Income Fund $  4,330,208
U.S. Government Securities Fund...      223,996

   QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2004, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the funds pay a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

                        TRUSTEE AND OFFICER INFORMATION

   The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116

                                Position(s)
                                 Held with                                                  Number of Portfolios in Fund
                            the Trust, Length of         Principal Occupation(s)                Complex Overseen and
Name and Age                    Time Served*              During Past 5 Years**               Other Directorships Held
---------------------------------------------------------------------------------------------------------------------------

Independent Trustees
Graham T. Allison, Jr. (64)       Trustee,       Douglas Dillon Professor and Director of 41; Director, Taubman Centers,
                              Contract Review    the Belfer Center of Science for         Inc.; Advisory Board Member,
                               and Governance    International Affairs, John F. Kennedy   USEC Inc.
                                 Committee       School of Government,
                                  Member,        Harvard University
                                 Since 2003

Edward A. Benjamin (66)           Trustee,       Retired                                  41; Director, Coal, Energy
                              Audit Committee                                             Investments & Management,
                                  Member,                                                 LLC; Director, Precision Optics
                                 Since 2002                                               Corporation

Daniel M. Cain (59)               Trustee,       President and CEO, Cain Brothers &       41; Trustee, Universal Health
                              Chairman of the    Company, Incorporated                    Realty Income Trust;
                              Audit Committee,                                            Director, Sheridan Healthcorp
                                 Since 2003
                               Co-Chairman of
                                 the Board
                                 Since 2004

Paul G. Chenault (70)             Trustee,       Retired; Trustee, First Variable Life    41; Director, Mailco Office
                              Contract Review                                             Products, Inc.
                               and Governance
                                 Committee
                                  Member,
                                 Since 2002

Kenneth J. Cowan (72)             Trustee,       Retired                                  41; None
                              Chairman of the
                              Contract Review
                               and Governance
                                 Committee,
                                Since 2003,
                               Co-Chairman of
                                 the Board
                                 Since 2004

Richard Darman (61)               Trustee,       Partner, The Carlyle Group; Chairman of  41; Director and Chairman,
                              Contract Review    the Board of Directors of AES            AES Corporation
                               and Governance    Corporation; formerly, Professor, John
                                 Committee       F. Kennedy School of Government,
                                  Member,        Harvard University
                                 Since 2003

Sandra O. Moose (62)              Trustee,       President, Strategic Advisory Services;  41; Director, Verizon
                              Audit Committee    formerly, Senior Vice President and      Communications; Director,
                                  Member,        Director, The Boston Consulting          Rohm and Haas Company;
                                 Since 2003      Group, Inc.                              Director, AES Corporation

John A. Shane (71)                Trustee        President, Palmer Service Corporation    41
                              Contract Review                                             Director, Gensym Corporation;
                               and Governance                                             Director, Overland Storage, Inc.;
                                 Committee                                                Director, Abt Associates Inc.
                                   Member
                                 Since 2003

                        TRUSTEE AND OFFICER INFORMATION

                               Position(s)
                                Held with                                                 Number of Portfolios in Fund
                           the Trust, Length of          Principal Occupation(s)              Complex Overseen and
Name and Age                   Time Served*               During Past 5 Years**             Other Directorships Held
----------------------------------------------------------------------------------------------------------------------
Interested Trustees
Robert J. Blanding/1/ (57)   Trustee, CEO and   President, Chairman, Director, and Chief         41
555 California Street        President; Since   Executive Officer, Loomis Sayles; Chief          None
San Francisco, CA 94104            2002         Executive Officer Loomis Sayles Funds
                                                II

John T. Hailer/2/ (43)         Trustee and      President and Chief Executive Officer,           41
                              Executive Vice    CDC IXIS Asset Management                        None
                                President,      Distributors, L.P.; Executive Vice
                                Since 2003      President, Loomis Sayles Funds II;
                                                President and Chief Executive Officer--
                                                CDC Nvest Funds
Officers
John E. Pelletier (40)       Chief Operating    President, Director and Chief Executive          Not Applicable
                                 Officer        Officer, CDC IXIS Asset Management
                                Since 2004      Services, Inc.; Executive Vice President,
                                                CDC IXIS Distribution Corporation;
                                                Executive Vice President and Chief
                                                Operating Officer, CDC IXIS Asset
                                                Management Distributors, L.P. and CDC
                                                IXIS Asset Management Advisers, L.P.;
                                                formerly, Senior Vice President, General
                                                Counsel, Secretary and Clerk, CDC IXIS
                                                Distribution Corporation; Executive
                                                Vice President, General Counsel,
                                                Secretary and Clerk, CDC IXIS Asset
                                                Management Distributors, L.P., CDC
                                                IXIS Asset Management Advisers, L.P.;
                                                Executive Vice President, General
                                                Counsel, Secretary and Clerk, CDC IXIS
                                                Asset Management Services, Inc.

Coleen Downs Dinneen (43)  Secretary, Clerk and Senior Vice President, General Counsel,          Not Applicable
                           Chief Legal Officer  Secretary and Clerk, CDC IXIS
                                Since 2004      Distribution Corporation, CDC IXIS
                                                Asset Management Distributors, L.P.,
                                                CDC IXIS Asset Management Advisers,
                                                L.P. and CDC IXIS Asset Management
                                                Services, Inc.; formerly, Senior Vice
                                                President, Deputy General Counsel,
                                                Assistant Secretary and Assistant Clerk,
                                                CDC IXIS Asset Management Advisers,
                                                L.P., CDC IXIS Asset Management
                                                Services, Inc. and Vice President Deputy
                                                General Counsel, Assistant Secretary
                                                and Assistant Clerk, CDC IXIS
                                                Distribution Corporation

Michael Kardok (45)        Treasurer, Principal Senior Vice President, CDC IXIS Asset            Not Applicable
                              Financial and     Management Services, Inc.; Senior Vice
                            Accounting Officer  President, CDC IXIS Asset Management
                                Since 2004      Advisers, L.P.; formerly, Senior
                                                Director, PFPC Inc., Vice President-
                                                Division Manager, First Data Investor
                                                Services Group, Inc.

Kristin Vigneaux (35)        Chief Compliance   Chief Compliance Officer for Mutual              Not Applicable
                                 Officer,       Funds, CDC IXIS Asset Management
                                Since 2004      Distributors, L.P., CDC IXIS Asset
                                                Management Advisers, L.P. and CDC
                                                IXIS Asset Management Services, Inc.;
                                                formerly, Vice President CDC IXIS
                                                Asset Management Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                         Position(s)
                          Held with                                          Number of Portfolios in Fund
                     the Trust, Length of      Principal Occupation(s)           Complex Overseen and
Name and Age             Time Served*           During Past 5 Years**          Other Directorships Held
---------------------------------------------------------------------------------------------------------

Daniel J. Fuss (70)       Executive       Vice Chairman and Director, Loomis        Not Applicable
One Financial Center   Vice President,    Sayles & Company, L.P.
Boston, MA 02111         Since 2004

Frank LoPiccolo (50)     Anti-Money       President and CEO, CDC IXIS Asset         Not Applicable
                     Laundering Officer,  Management Services, Inc.
                         Since 2004

 * Each Trustee serves for an indefinite term in accordance with its current By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
 **Previous positions during the past five years with the Distributor or Loomis
   Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.
 1 Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
 2 Mr. Hailer is an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.
   The Statement of Additional Information includes additional information about the Trustees of the Trusts and is available, without charge, by calling Loomis Sayles Funds at 800-633-3330.

FUND AND MANAGER REVIEW


LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman High Yield Composite Index, for the period from April 13, 2004, the Fund's commencement date, through September 30, 2004. The Fund's strong performance was due to positive results from the portfolio's emerging market and high yield sectors.

Although the emerging markets sector struggled from a sell off in April and May, the subsequent price declines on these securities presented a good opportunity to reallocate. Through the first nine months of 2004, emerging markets offered the strongest fixed-income performance. In particular, the Fund's Federal Republic of Brazil bonds benefited from the country's strong economic data, which resulted in a ratings upgrade for the bonds.

The Fund's high-yield bonds benefited from continued improvement in credit fundamentals and solid market technical factors. Investors continued to chase yield from lower-rated bonds, which created enough demand to absorb the high level of new issuance in the market. Our positions in the basic materials sector advanced strongly, as the recovery in global growth boosted demand for paper and steel. On the other hand, the transportation and chemical industries detracted from performance. Transportation suffered due to poor performance in the airline industry, specifically Delta Airlines, while a downgrade for Borden Chemical dragged down the chemicals sector.

OUTLOOK | We believe the bond market faces a period of transition from an environment of declining yields to one with secular upward pressure on yields. We believe the Federal Reserve may pause its cycle of rate hikes in the coming months and evaluate mixed economic data and geopolitical developments. In the short term, this should support the bond market's current levels. Longer term, we believe inflation may rise, placing pressure on Treasuries. We remain comfortable investing in the lower-quality areas of the market, given the solid backdrop of positive credit trends. We expect to continue looking for opportunities in the BB-rated segment and will add to our allocation when we find value.
 KEY FUND FACTS

 OBJECTIVE | High current income. Capital appreciation is the Fund's secondary objective.

 STRATEGY | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

 FUND INCEPTION DATE | 4/01/04

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/13/04

 EXPENSE RATIO | 0.00%*

 TOTAL NET ASSETS | $9.1 million


    [PHOTO]         [PHOTO]

 Matthew Eagan    Daniel Fuss
 MATTHEW EAGAN     DAN FUSS

    [PHOTO]         [PHOTO]

Kathleen Gaffney
KATHLEEN GAFFNEY ELAINE STOKES

 TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                              SINCE
                                                          INCEPTION
             ------------------------------------------------------
             LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND   5.90%
             LEHMAN HIGH YIELD COMPOSITE INDEX              3.84
             LIPPER HIGH YIELD BOND FUNDS INDEX             3.45

Comparative performance is presented from the month end closest to the Fund's inception date (03/31/04).

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund's inception and registration dates.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by U.S. government agencies are not issued by, and may not be guaranteed by the U.S. government.
* All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund's Advisor or through "wrap fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors, L.P.

ADDITIONAL INFORMATION

Index Definitions
Lipper High Yield Bond Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Source: Lipper, Inc.

Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. It is not possible to invest directly in an index.

Proxy Voting Information
A description of the Fund's proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Fund's website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the 12- months ended June 30, 2004 is available
(i) on the Fund's website and (ii) the SEC's website.

Quarterly Portfolio Schedules
Beginning next quarter, the Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

   Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Fund is unlike other mutual funds; it does not charge any fees or expenses.

   You should be aware that shares in the Fund are available only to institutional investment advisory clients of Loomis Sayles and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in "wrap-fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors, in turn, pay a fee to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap fee brochure provided to them by their program's sponsor and the fees paid by such sponsor to IXIS Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Fund. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Fund through a reduction in its net asset value.

   The first line in the table below shows the actual account values and actual Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 13, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

   The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles High Income Opportunities Fund

                                 Beginning      Ending       Expenses Paid
                               Account Value Account Value   During Period
Institutional Class               4/13/04       9/30/04    4/13/04 - 9/30/04
-------------------            ------------- ------------- -----------------
Actual........................   $1,000.00     $1,059.00         $0.00
Hypothetical (5% return before
  expenses)...................   $1,000.00     $1,023.36         $0.00

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                                Principal Amount   Value(a)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - 93.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 91.9%

AIRLINES - 1.5%
Continental Airlines, Inc., Series 1997-4B, 6.900%, 1/02/2017             33,223 $   26,473
Continental Airlines, Inc., Series 1999-1A, 6.545%, 2/02/2019             54,807     52,893
Continental Airlines, Inc., Series 2001-1B, 7.373%, 6/15/2017             42,712     33,501
Northwest Airlines Corp., Series 992 B, 7.950%, 3/01/2015                 26,682     20,788
                                                                                 ----------
                                                                                    133,655
                                                                                 ----------

AUTOMOTIVE - 2.1%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                              150,000    150,000
Navistar International Corp., 7.500%, 6/15/2011                           40,000     42,700
                                                                                 ----------
                                                                                    192,700
                                                                                 ----------

CHEMICALS - 2.3%
Borden Chemical, Inc., 7.875%, 2/15/2023                                  65,000     52,650
Borden Chemical, Inc., 8.375%, 4/15/2016                                 175,000    154,875
                                                                                 ----------
                                                                                    207,525
                                                                                 ----------

CONSTRUCTION MACHINERY - 1.9%
Case Credit Corp., 6.750%, 10/21/2007                                    100,000    102,500
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013                       25,000     21,625
United Rentals North America, Inc., 6.500%, 2/15/2012                     30,000     28,875
United Rentals North America, Inc., 7.000%, 2/15/2014                     25,000     22,187
                                                                                 ----------
                                                                                    175,187
                                                                                 ----------

CONSUMER CYCLICAL SERVICES - 1.4%
Alderwoods Group, Inc., 7.750%, 9/15/2012, 144A                           25,000     26,438
Service Corp. International, 6.750%, 4/01/2016, 144A                     100,000    100,000
                                                                                 ----------
                                                                                    126,438
                                                                                 ----------

CONSUMER PRODUCTS - 0.3%
Jostens IH Corp., 7.625%, 10/01/2012, 144A                                25,000     25,125
                                                                                 ----------

ELECTRIC - 11.1%
AES Corp., 7.750%, 3/01/2014                                             100,000    103,250
AES Corp., 8.875%, 11/01/2027                                            120,000    115,350
Allegheny Energy Supply Co. LLC, 7.800%, 3/15/2011                        40,000     43,300
Calpine Corp., 8.500%, 2/15/2011                                          60,000     38,400
Calpine Corp., 8.750%, 7/15/2013, 144A                                   100,000     75,500
Edison Mission Energy, 7.730%, 6/15/2009                                 210,000    220,500
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                                        45,000     45,869
Enersis SA, 7.375%, 1/15/2014                                             50,000     52,406
Enersis SA, 7.400%, 12/01/2016                                           175,000    183,288
TECO Energy, Inc., 7.200%, 5/01/2011                                     125,000    133,125
                                                                                 ----------
                                                                                  1,010,988
                                                                                 ----------

ELECTRONICS - 10.5%
Amkor Technology, Inc., 7.750%, 5/15/2013                                 40,000     32,800
Amkor Technology, Inc., 10.500%, 5/01/2009                                25,000     21,250
Celestica, Inc., 7.875%, 7/01/2011                                        40,000     41,500
Corning, Inc., 5.900%, 3/15/2014                                         305,000    298,115

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                           Principal Amount Value(a)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED
ELECTRONICS - CONTINUED
Lucent Technologies, Inc., 6.450%, 3/15/2029                        385,000 $311,850
Nortel Networks Corp., 6.875%, 9/01/2023                            100,000   91,500
Northern Telecom Capital Corp., 7.875%, 6/15/2026                   160,000  154,400
                                                                            --------
                                                                             951,415
                                                                            --------
ENVIRONMENTAL - 1.4%
Allied Waste North America, Inc., 6.500%, 11/15/2010                125,000  123,750
                                                                            --------
FINANCIAL OTHER - 0.5%
Nalco Financial Holdings, Inc.
 Zero Coupon Bond, 2/01/2014
 (step to 9.000% on 2/01/09), 144A(d)                                65,000   46,150
                                                                            --------
HEALTHCARE - 0.7%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027                    65,000   63,188
                                                                            --------
HOME CONSTRUCTION - 2.3%
Hovnanian K Enterprises, Inc., 6.375%, 12/15/2014                    90,000   91,125
Hovnanian K Enterprises, Inc., 6.500%, 1/15/2014                    115,000  117,587
                                                                            --------
                                                                             208,712
                                                                            --------
INDEPENDENT/ENERGY - 2.0%
Chesapeake Energy Corp., 6.875%, 1/15/2016                          150,000  156,750
Swift Energy Co., 7.625%, 7/15/2011                                  20,000   21,400
                                                                            --------
                                                                             178,150
                                                                            --------
INFORMATION/DATA TECHNOLOGY - 3.0%
Xerox Capital Trust I, 8.000%, 2/01/2027                            280,000  275,800
                                                                            --------
INTEGRATED/ENERGY - 1.8%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A                   70,000   68,250
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A                    95,000   93,575
                                                                            --------
                                                                             161,825
                                                                            --------
LODGING - 2.4%
Host Marriott LP, 7.125%, 11/01/2013                                175,000  183,750
Louisiana Quinta Properties, Inc., 7.000%, 8/15/2012, 144A           35,000   36,881
                                                                            --------
                                                                             220,631
                                                                            --------
MEDIA CABLE - 4.2%
Charter Communications Holdings LLC, 9.625%, 11/15/2009             145,000  114,188
CSC Holdings, Inc., 6.750%, 4/15/2012, 144A                         215,000  215,537
Rogers Cable, Inc., 6.250%, 6/15/2013                                50,000   49,000
                                                                            --------
                                                                             378,725
                                                                            --------
MEDIA NONCABLE - 0.3%
Dex Media, Inc., 8.000%, 11/15/2013                                  30,000   31,500
                                                                            --------
METALS & MINING - 6.0%
AK Steel Corp., 7.750%, 6/15/2012                                   150,000  146,625
Glencore Funding LLC, 6.000%, 4/15/2014, 144A                       155,000  150,326
International Steel Group, 6.500%, 4/15/2014, 144A                   75,000   75,000
Vale Overseas Ltd., 8.250%, 1/17/2034                               175,000  170,188
                                                                            --------
                                                                             542,139
                                                                            --------
OIL FIELD SERVICES - 1.5%
Pecom Energia SA, 8.125%, 7/15/2010, 144A                            40,000   39,900
Pride International, Inc., 7.375%, 7/15/2014, 144A                   85,000   94,350
                                                                            --------
                                                                             134,250
                                                                            --------

                See accompanying notes to financial statements.

                                                            Principal Amount Value(a)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED
PACKAGING - 1.7%
Owens-Brockway Glass Container, Inc.,
 8.250%, 5/15/2013                                                    80,000 $ 85,200
Owens-Illinois, Inc., 7.800%, 5/15/2018                               55,000   53,350
Solo Cup Co., 8.500%, 2/15/2014                                       20,000   19,700
                                                                             --------
                                                                              158,250
                                                                             --------
PAPER - 7.7%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                         75,000   69,000
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                        145,000  126,513
Bowater, Inc., 6.500%, 6/15/2013                                     155,000  150,396
Georgia-Pacific Group, 7.375%, 12/01/2025                            210,000  223,650
Tembec Industries, Inc., 7.750%, 3/15/2012                           125,000  125,625
                                                                             --------
                                                                              695,184
                                                                             --------
PHARMACEUTICALS - 0.9%
Pharma Services Intermediate Holding Corp., Zero Coupon
 Bond, 4/01/2014 (step to 11.500% on 4/01/09), 144A (d)              125,000   78,750
                                                                             --------
PIPELINES - 5.8%
Coastal Corp., 6.950%, 6/01/2028                                      95,000   76,475
Southern Natural Gas Co., 7.350%, 2/15/2031                          100,000   98,750
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028                        35,000   33,250
Williams Cos., Inc., 7.500%, 1/15/2031                               235,000  236,175
Williams Cos., Inc., 7.750%, 6/15/2031                                85,000   86,275
                                                                             --------
                                                                              530,925
                                                                             --------
REAL ESTATE INVESTMENT TRUSTS - 1.4%
iStar Financial, Inc., 6.000%, 12/15/2010                            125,000  130,059
                                                                             --------
RETAILERS - 2.3%
Dillard's, Inc., 6.625%, 1/15/2018                                   155,000  148,025
Dillard's, Inc., 7.130%, 8/01/2018                                    25,000   24,687
Rite Aid Corp, 6.875%, 8/15/2013                                      45,000   39,375
                                                                             --------
                                                                              212,087
                                                                             --------
SOVEREIGNS - 4.0%
Republic of Brazil, 8.250%, 1/20/2034                                270,000  240,705
Republic of Brazil C Bond, 8.000%, 4/15/2014                          29,319   28,991
Republic of Colombia, 8.125%, 5/21/2024                              100,000   90,250
                                                                             --------
                                                                              359,946
                                                                             --------
SUPERMARKETS - 0.5%
Couche-Tard US/Finance, 7.500%, 12/15/2013                            40,000   42,600
                                                                             --------
TEXTILE - 0.5%
INVISTA, 9.250%, 5/01/2012, 144A                                      45,000   48,038
                                                                             --------
TRANSPORTATION SERVICES - 1.5%
American President Cos. Ltd., 8.000%, 1/15/2024                       25,000   25,750
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/2019 (c)             22,178   20,860
Atlas Air, Inc., Series A, 7.380%, 1/02/2018 (c)                      45,394   42,734
Stena AB, 7.500%, 11/01/2013                                          45,000   45,056
                                                                             --------
                                                                              134,400
                                                                             --------
WIRELESS - 2.6%
American Tower Corp., 7.125%, 10/15/2012, 144A                        45,000   44,550
Rogers Wireless, Inc., 6.375%, 3/01/2014                             205,000  188,600
                                                                             --------
                                                                              233,150
                                                                             --------

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - as of September 30, 2004

                                                 Principal Amount   Value(a)
----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - 5.8%
AT&T Corp., 8.750%, 11/15/2031                             45,000 $   49,050
Philippine Long Distance Telephone
 Co., 8.350%, 3/06/2017                                   150,000    140,250
Qwest Capital Funding, Inc., 6.375%,
 7/15/2008                                                 25,000     23,062
Qwest Capital Funding, Inc., 7.000%,
 8/03/2009                                                135,000    123,525
Qwest Capital Funding, Inc., 7.625%,
 8/03/2021                                                140,000    109,550
US West Capital Funding, Inc., 6.875%,
 7/15/2028                                                115,000     82,513
                                                                  ----------
                                                                     527,950
                                                                  ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $8,083,564)                                      8,339,192
                                                                  ----------

CONVERTIBLE BONDS - 1.2%

ELECTRONICS - 0.6%
Amkor Technology, Inc., 5.000%, 3/15/2007                  65,000     54,275
                                                                  ----------
INFORMATION/DATA TECHNOLOGY - 0.2%
Maxtor Corp., 5.750%, 3/01/2012                            25,000     22,000
                                                                  ----------
INFORMATION TECHNOLOGY--CONSULTING &
SERVICES - 0.4%
Kulicke & Soffa Industries, Inc., 0.500%,
 11/30/2008                                                50,000     35,125
                                                                  ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $114,447)                                          111,400
                                                                  ----------

TOTAL BONDS AND NOTES
 (Identified Cost $8,198,011)                                      8,450,592
                                                                  ----------

                                                           Shares
----------------------------------------------------------------------------

PREFERRED STOCKS - 0.8% OF TOTAL NET ASSETS

CONVERTIBLE PREFERRED STOCKS - 0.8%

WIRELINES - 0.8%
Philippine Long Distance Telephone Co.,
 $3.50 GDS                                                  1,500     74,625
                                                                  ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $70,312)                                            74,625
                                                                  ----------

TOTAL INVESTMENTS - 93.9%
 (Identified Cost $8,268,323)(b)                                   8,525,217
 Other assets less liabilities--6.1%                                 553,652
                                                                  ----------

TOTAL NET ASSETS - 100%                                           $9,078,869
                                                                  ----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

   At September 30, 2004, the net unrealized
   appreciation on investments based on cost of
   $8,268,442 for federal
   income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost                                              $344,670
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax
   cost over value                                             (87,895)
                                                              --------
   Net unrealized appreciation                                $256,775
                                                              --------
   For the year ended September 30, 2004, the Fund
   has elected to defer $5,397 of capital losses
   attributable to Post-October losses.
   At September 30, 2004, the components of
   distributable earnings, excluding unrealized
   appreciation/depreciation, disclosed on a tax
   basis consisted of $56,686 in undistributed
   ordinary income and $0 in undistributed
   long-term gains.

   The differences between book and tax distributable earnings are primarily due to premium amortization accruals.
(c)Non-income producing security due to default or bankruptcy filing.
(d)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $1,218,370 or 13.4% of total net assets.
GDSGlobal Depository Share is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

Industry Holdings at September 30, 2004 as a Percentage of Net Assets



                 Electric................................ 11.1%
                 Electronics............................. 11.1
                 Paper...................................  7.7
                 Wirelines...............................  6.6
                 Metals & Mining.........................  6.0
                 Pipelines...............................  5.8
                 Media Cable.............................  4.2
                 Sovereigns..............................  4.0
                 Information/Data Technology.............  3.2
                 Wireless................................  2.6
                 Lodging.................................  2.4
                 Retailers...............................  2.3
                 Home Construction.......................  2.3
                 Chemicals...............................  2.3
                 Automotive..............................  2.1
                 Independent/Energy......................  2.0
                 Other, less than 2% each................ 18.2

                See accompanying notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES

SEPTEMBER 30, 2004

   Assets
    Investments at cost........................................ $  8,268,323
    Net unrealized appreciation................................      256,894
                                                                ------------
      Investments at value.....................................    8,525,217
    Cash.......................................................      511,184
    Dividends and interest receivable..........................      165,123
                                                                ------------
      TOTAL ASSETS                                                 9,201,524
                                                                ------------

   LIABILITIES
    Payable for securities purchased...........................      122,424
    Payable for foreign taxes..................................          231
                                                                ------------
      TOTAL LIABILITIES                                              122,655
                                                                ------------
   Net Assets                                                   $  9,078,869
                                                                ============
   Net Assets consist of:......................................
    Paid in capital............................................ $  8,770,805
    Undistributed net investment income........................       56,686
    Accumulated net realized loss on investments...............       (5,516)
    Net unrealized appreciation on investments.................      256,894
                                                                ------------
   Net Assets                                                   $  9,078,869
                                                                ============

   NET ASSET VALUE AND OFFERING PRICE
    INSTITUTIONAL SHARES:
      Net assets............................................... $  9,078,869
                                                                ============
      Shares of beneficial interest............................      879,653
                                                                ============
      Net asset value, offering and redemption price per share. $      10.32
                                                                ============

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM APRIL 13, 2004* THROUGH SEPTEMBER 30, 2004

       Investment Income
       Dividends............................................ $    3,088
       Interest.............................................    274,742
       Less foreign taxes withheld..........................       (464)
                                                             ----------
       Net investment income................................    277,366
                                                             ----------

       REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
       Realized loss on investments--net....................     (5,391)
       Change in unrealized appreciation on investments--net    256,894
                                                             ----------
       Net realized and unrealized gain on investments......    251,503
                                                             ----------

       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $  528,869
                                                             ==========

  *  Commencement of operations.

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                For the Period from
                                                                  April 13, 2004*
                                                                      through
                                                                September 30, 2004
FROM OPERATIONS:
 Net investment income.........................................        $    277,366
 Net realized loss on investments..............................              (5,391)
 Change in unrealized appreciation on investments..............             256,894
------------------------------------------------------------------------------------
 Increase in net assets resulting from operations..............             528,869
------------------------------------------------------------------------------------
From Distributions to Shareholders:
  NET INVESTMENT INCOME:
   Institutional Class.........................................            (220,805)
------------------------------------------------------------------------------------
 Total distributions...........................................            (220,805)
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS           8,770,805
------------------------------------------------------------------------------------
 Total increase in net assets..................................           9,078,869

NET ASSETS
 Beginning of period...........................................                  --
------------------------------------------------------------------------------------
 End of period.................................................        $  9,078,869
                                                                -------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                    $     56,686
                                                                -------------------

  *  Commencement of operations.

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                                Income from Investment Operations:         Less Distributions:
                               --------------------------------------  ----------------------------
                    Net asset
                      value,                Net realized                 Dividends    Distributions
                    beginning     Net      and unrealized Total from        from        from net
                        of     investment     gain on     investment   net investment   realized
                    the period income/(e)/  investments   operations       income     capital gains
---------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
9/30/2004(a).......   $10.00     $0.33         $0.25        $0.58          $(0.26)         $--


(a) For the period April 13, 2004 (commencement of operations) through September 30, 2004. (b) Periods less than one year are not annualized. (c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operation of the Fund. (d) Annualized for periods less than one year. (e) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

                See accompanying notes to financial statements.

                                              Ratios to Average Net Assets:
--------------                                ------------------------------

              Net asset           Net assets,                       Net
                value,    Total     end of      Net      Gross   investment Portfolio
    Total       end of   return   the period  expenses  expenses   income   turnover
distributions the period (%)/(b)/    (000)     (%)(c)    (%)(c)    (%)(d)   rate (%)
-------------------------------------------------------------------------------------

   $(0.26)      $10.32     5.9      $9,079       --        --       7.03       45

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2004

   1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (each such series is a "Fund"). Information presented in these financial statements pertains to Loomis Sayles High Income Opportunities Fund. The Fund offers Institutional Class Shares. The Fund's shares are offered exclusively to investors in "wrap fee" programs approved by CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and/or Loomis, Sayles & Company, L.P. ("Loomis Sayles") and to institutional advisory clients of CDC IXIS Advisers or Loomis Sayles that, in each case, meet the Fund's policies as established by Loomis Sayles. The financial statements of the other Funds of the Trust are presented in separate reports.

   2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures pursuant to the procedures approved by the Board of Trustees.

   The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

   B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

   C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

   The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. At September 30, 2004, there were no open foreign currency exchange contracts.

   The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

   D. FORWARD FOREIGN CURRENCY CONTRACTS. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

   All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, there were no open forward currency contracts.

   E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax and excise taxes have been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

   F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization accruals. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

   3. PURCHASES AND SALES OF SECURITIES. For the period ended September 30, 2004, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities) were $9,275,731 and $1,033,141, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments) were $2,027,106 and $2,010,471, respectively.

   4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

   A. MANAGEMENT FEES. Loomis Sayles has agreed to pay, without reimbursement from the Fund or the Trust, the following expenses associated with the operation of the Fund: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Fund; charges and expenses of any transfer agents and registrars appointed by the Fund; any cost of certificates representing shares of the Fund; legal fees and expenses in connection with the day-to-day affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services

FOR THE PERIOD ENDED SEPTEMBER 30, 2004

of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, and any costs of printing or mailing these items; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

   Loomis Sayles serves as investment adviser to the Fund. Under the terms of the management agreement, Loomis Sayles does not charge the Fund an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Fund does not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs participants.

   Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse des Nationales des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

   B. ACCOUNTING AND ADMINISTRATIVE FEES. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. For these services, Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, fees to CIS for services to the Fund under this agreement.

   C. TRANSFER AGENT FEES. CIS serves as transfer and shareholder servicing agent for the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For these services, Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, fees to CIS for services to the Fund under this agreement.

   D. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the Fund. The Distributor currently is not paid a fee for serving as Distributor for the Fund. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemptions of Fund shares.

E. TRUSTEES FEES AND EXPENSES. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts (Loomis Sayles Funds I and Loomis Sayles Funds II) and the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I and CDC Nvest Funds Trust II), receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay without reimbursement from the Trust or Fund, the Trustees for the Fund's pro rata portion of its Trustees fees.

   Prior to July 1, 2004, the Trust paid each independent Trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or Committee meetings per year.

   A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date.

   F. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the Fund. Loomis Sayles has agreed to reimburse CIS to the extent that CIS incurs expenses in connection with such services.

   5. LINE OF CREDIT. The Fund, together with certain other funds of the Loomis Sayles Funds Trusts, participates in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period ended September 30, 2004, the Fund had no borrowings under the agreement. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, such fees to State Street Bank.

6. CAPITAL SHARES. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:


                                                    Period Ended September 30, 2004(a)
                                                    ----------------------------------

                                                       Shares          Amount
                                                    ---------           ----------
Issued from the sale of shares.....................  857,271         $8,550,000
Issued in connection with the
  reinvestment of distributions....................   22,382            220,805
Redeemed...........................................       --                 --
                                                    ---------------- -----------------
Net change.........................................  879,653         $8,770,805
                                                    ---------------- -----------------
(a)From April 13, 2004, commencement of operations.

   7. ADDITIONAL TAX INFORMATION. The tax character of distributions paid to shareholders during the period ended September 30, 2004 were as follows:

                                                  2004
                                                --------
                       Distributions paid from:
                       Ordinary Income......... $220,805

   8. SUBSEQUENT EVENT. Effective November 1, 2004, the names of the Distributor and the Administrator and Transfer Agent will change as follows:

Old Name                                     New Name
CDC IXIS Asset Management Distributors, L.P. IXIS Asset Management Distributors, L.P.
CDC IXIS Asset Management Services, Inc..... IXIS Asset Management Services Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Board of Trustees and Shareholders of Loomis Sayles High Income Opportunities Fund

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund, a series of Loomis Sayles Funds I (hereinafter referred to as the "Fund"), at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period April 13, 2004 (commencement of operations) through September 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP

   Boston, Massachusetts
   November 16, 2004

   The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116

                               Position(s)
                              Held with the
                            Trusts, Length of                                           Number of Portfolios in Fund
                             Time Served and          Principal Occupation(s)               Complex Overseen and
Name and Age                Term of Office/*/         During Past 5 Years/**/             Other Directorships Held
----------------------------------------------------------------------------------------------------------------------

Independent Trustees

Graham T. Allison, Jr. (64)     Trustee,      Douglas Dillon Professor and Director of 41; Director, Taubman Centers,
                                Contract      the Belfer Center of Science for         Inc.; Advisory Board Member,
                               Review and     International Affairs, John F. Kennedy   USEC Inc.
                               Governance     School of Government, Harvard
                                Committee     University
                                 Member,
                               Since 2003

Edward A. Benjamin (66)      Trustee, Audit   Retired                                  41; Director, Coal, Energy
                                Committee                                              Investments & Management,
                                 Member,                                               LLC; Director, Precision Optics
                               Since 2002                                              Corporation

Daniel M. Cain (59)             Trustee,      President and CEO, Cain Brothers &       41; Trustee, Universal Health
                               Chairman of    Company, Incorporated                    Realty Income Trust; Director,
                                the Audit                                              Sheridan Healthcorp
                               Committee,
                               Since 2003
                               Co-Chairman
                              of the Board
                               Since 2004

Paul G. Chenault (70)           Trustee,      Retired; Trustee, First Variable Life    41; Director, Mailco Office
                                Contract                                               Products, Inc.
                               Review and
                               Governance
                                Committee
                                 Member,
                             Since 2000 for
                              Loomis Sayles
                              Funds II and
                                2002 for
                              Loomis Sayles
                                 Funds I

Kenneth J. Cowan (72)           Trustee,      Retired                                  41; None
                               Chairman of
                              the Contract
                               Review and
                               Governance
                               Committee,
                             Since 2003, Co-
                             Chairman of the
                               Board Since
                                  2004

                              Position(s)
                             Held with the
                           Trusts, Length of                                           Number of Portfolios in Fund
                            Time Served and          Principal Occupation(s)               Complex Overseen and
Name and Age               Term of Office/*/         During Past 5 Years/**/             Other Directorships Held
---------------------------------------------------------------------------------------------------------------------

Independent Trustees
continued

Richard Darman (61)            Trustee,      Partner, The Carlyle Group; Chairman of  41; Director and Chairman, AES
                               Contract      the Board of Directors of AES            Corporation
                              Review and     Corporation; formerly, Professor, John
                              Governance     F. Kennedy School of Government,
                               Committee     Harvard University
                                Member,
                              Since 2003

Sandra O. Moose (62)        Trustee, Audit   President, Strategic Advisory Services;  41; Director, Verizon
                               Committee     formerly, Senior Vice President and      Communications;
                                Member,      Director, The Boston Consulting Group,   Director, Rohm and Haas
                              Since 2003     Inc.                                     Company;
                                                                                      Director, AES Corporation

John A. Shane (71)             Trustee,      President, Palmer Service Corporation    41; Director, Gensym
                               Contract                                               Corporation; Director, Overland
                              Review and                                              Storage, Inc.; Director, Abt
                              Governance                                              Associates Inc.
                               Committee
                                Member,
                              Since 2003

Interested Trustees
Robert J. Blanding/1/ (57)     Trustee,      President, Chairman, Director, and Chief 41; None
555 California Street         Since 2002     Executive Officer, Loomis Sayles;
San Francisco, CA 94104      President and
                             CEO of Loomis
                            Sayles Funds I
                               and Chief
                               Executive
                              Officer of
                             Loomis Sayles
                               Funds II,
                              Since 2003

John T. Hailer/2/ (43)         Trustee,      President and Chief Executive Officer,   41; None
                              Since 2003;    CDC IXIS Asset Management
                             President of    Distributors, L.P.; President and Chief
                             Loomis Sayles   Executive Officer - CDC Nvest Funds
                               Funds II
                              Since 2003
                            Executive Vice
                              President,
                             Loomis Sayles
                               Funds I;
                              Since 2003

                             Position(s)
                            Held with the
                          Trusts, Length of                                          Number of Portfolios in Fund
                           Time Served and          Principal Occupation(s)              Complex Overseen and
Name and Age              Term of Office/*/         During Past 5 Years/**/            Other Directorships Held
-----------------------------------------------------------------------------------------------------------------

Officers

John E. Pelletier (40)     Chief Operating  President and Chief Executive Officer,   Not Applicable
                              Officer,      CDC IXIS Asset Management Services,
                             Since 2004     Inc.; Executive Vice President, CDC
                                            IXIS Distribution Corporation;
                                            Executive Vice President and Chief
                                            Operating Officer, CDC IXIS Asset
                                            Management Distributors, L.P. and CDC
                                            IXIS Asset Management Advisers, L.P.;
                                            formerly, Senior Vice President, General
                                            Counsel, Secretary and Clerk, CDC IXIS
                                            Distribution Corporation; Executive
                                            Vice President, General Counsel,
                                            Secretary and Clerk, CDC IXIS Asset
                                            Management Distributors, L.P., CDC
                                            IXIS Asset Management Advisers, L.P.;
                                            Executive Vice President, General
                                            Counsel, Secretary and Clerk, CDC IXIS
                                            Asset Management Services, Inc.

Coleen Downs Dinneen (43) Secretary, Clerk  Senior Vice President, General Counsel,  Not Applicable
                           and Chief Legal  Secretary and Clerk, CDC IXIS
                              Officer,      Distribution Corporation, CDC IXIS
                             Since 2004     Asset Management Distributors, L.P.,
                                            CDC IXIS Asset Management Advisers,
                                            L.P. and CDC IXIS Asset Management
                                            Services, Inc.; formerly, Senior Vice
                                            President, Deputy General Counsel,
                                            Assistant Secretary and Assistant Clerk,
                                            CDC IXIS Asset Management Advisers,
                                            L.P., CDC IXIS Asset Management
                                            Services, Inc. and Vice President Deputy
                                            General Counsel, Assistant Secretary
                                            and Assistant Clerk, CDC IXIS
                                            Distribution Corporation

Michael Kardok (45)          Treasurer,     Senior Vice President, CDC IXIS Asset    Not Applicable
                              Principal     Management Services, Inc.; Senior Vice
                            Financial and   President, CDC IXIS Asset Management
                             Accounting     Advisers, L.P.; formerly, Senior
                              Officer,      Director, PFPC, Inc., Vice President-
                             Since 2004     Division Manager, First Data Investor
                                            Services Group, Inc.

Kristin Vigneaux (35)           Chief       Chief Compliance Officer for Mutual      Not Applicable
                             Compliance     Funds, CDC IXIS Asset Management
                              Officer,      Distributors, L.P., CDC IXIS Asset
                             Since 2004     Management Advisers, L.P. and CDC
                                            IXIS Asset Management Services, Inc.;
                                            formerly, Vice President CDC IXIS
                                            Asset Management Services, Inc.

Daniel J. Fuss (70)        Executive Vice   Vice Chairman and Director, Loomis       Not Applicable
One Financial Center        President for   Sayles & Company, L.P.; Prior to 2002,
Boston, MA 02111            Loomis Sayles   President and Trustee of Loomis Sayles
                              Funds I,      Funds II
                             Since 2004

                        Position(s)
                       Held with the
                     Trusts, Length of                                   Number of Portfolios in Fund
                      Time Served and       Principal Occupation(s)          Complex Overseen and
Name and Age         Term of Office/*/      During Past 5 Years/**/        Other Directorships Held
-----------------------------------------------------------------------------------------------------

Officers
continued

Frank LoPiccolo (50)    Anti-Money     President and CEO, CDC IXIS Asset Not Applicable
                        Laundering     Management Services, Inc.
                         Officer,
                        Since 2003

  *Each Trustee serves for an indefinite term in accordance with its current
   By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
 **Previous positions during the past five years with the Distributor or Loomis
   Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.
 1 Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
 2 Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

   The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling Loomis Sayles at 800-633-3330.

Item 2. Code of Ethics.

The Trust has adopted a code of Ethics that applies to the Trust's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has established an audit committee. Ms. Sandra O. Moose, and Messrs. Edward A. Benjamin and Daniel M. Cain, all members of the audit committee, have been designated as financial experts. Each of these individuals is also an Independent Trustee of the Trust.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund. The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Trust's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Trust, other than the services provided reported as a part of (a) through (c) of this Item.

                             Audit fees       Audit-related fees/1/      Tax fees/2/      All other fees
--------------------------------------------------------------------------------------------------------
                          2003       2004         2003      2004        2003      2004      2003   2004
--------------------------------------------------------------------------------------------------------
Loomis Sayles Funds I   $353,700   $284,000     $48,000   $15,000     $69,230   $60,200       --     --
--------------------------------------------------------------------------------------------------------

Aggregate fees billed to the Trust for non-audit services for 2004 and 2003 were $75,200 and $117,230, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates. The following table sets forth the non-audit services provided by the Trust's principal accountant to CDC IXIS Asset Management Advisers, L.P. and entities controlling, controlled by or under common control with CDC IXIS Asset Management Advisers, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                     Audit-related fees/1/     Tax fees      All other fees
----------------------------------------------------------------------------
                         2003     2004       2003   2004     2003      2004
----------------------------------------------------------------------------
Control Affiliates      65,000   63,600       --     --    $45,000   $54,400
----------------------------------------------------------------------------

[1. The audit related fees consist of performing a SAS 70 internal examination of the Trust's transfer agent and a review of 12b-1 payments made to a Trust affiliate]

Aggregate fees billed to Control Affiliates for non-audit services during 2003 and 2004 were $110,000 and $118,000, respectively

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

          Annually, the Trust's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

          If, in the opinion of management, a proposed engagement by the Trust's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 9. Submission of Matters to a Vote of Securities Holders.

          The following represents new procedures by which shareholders may recommend nominees to the registrant's board of trustees:

          Shareholders that wish to nominate a candidate to the Board (the "Nominating Shareholder") must submit any such recommendation in writing to the following address: Attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Services Advisors Group, 399 Boylston Street, Boston, MA 02116; or by email to secretaryofthefunds@ixisag.com (the "Shareholder Recommendation"). The Shareholder Recommendation must contain sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The Shareholder Recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A Shareholder Recommendation shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the Shareholder Recommendation shall be considered stale and discarded.

Item 10. Controls and Procedures.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 11. Exhibits.

     (a)(1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
            (a)(1)
     (a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), filed herewith as exhibit (a)(2)(1) and
            (a)(2)(2)
     (a)(3) Not applicable.
     (b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Loomis Sayles Funds I


                                      By: /s/ ROBERT J. BLANDING
                                          --------------------------------------
                                      Name: Robert J. Blanding
                                      Title: President & Chief Executive Officer
                                      Date: December 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      By: /s/ ROBERT J. BLANDING
                                          --------------------------------------
                                      Name: Robert J. Blanding
                                      Title: President & Chief Executive Officer
                                      Date: December 21, 2004


                                      By: /s/ MICHAEL KARDOK
                                          --------------------------------------
                                      Name: Michael Kardok
                                      Title: Treasurer, Principal Financial and
                                             Accounting Officer
                                      Date: December 21, 2004